UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Rule 14a-101)

(Amendment No. 1)

Filed by the Registrant  ☒ Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

APEX GLOBAL BRANDS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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APEX GLOBAL BRANDS INC.

5990 Sepulveda Boulevard, Suite 600

Sherman Oaks, California 91411

[●], 2021

To my fellow stockholders,

You are invited to attend a special meeting of stockholders (the “special meeting”) of Apex Global Brands Inc. (the “Company” or “Apex”), to be held on [●], 2021, at 10:00 a.m. (Pacific Time). Due to the COVID-19 pandemic, the Company will be holding the special meeting via teleconference using the following dial-in information: USA: +1 (877) 366-0711; CAN: +1 (866) 627-1651; Intl: +1 (302) 709-8446; participant code: 28078322#.

On February 16, 2021, the Company entered into a merger agreement (the “merger agreement”) with Galaxy Universal LLC, a Delaware limited liability company (“Parent”), Galaxy Apex Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Eugene Robin, solely in his capacity as credit party representative, which provides for, among other things, the acquisition by Parent of the Company through the merger of Merger Sub with and into the Company (the “merger”), with the Company continuing as the surviving corporation in the merger and a wholly-owned subsidiary of Parent.

If the merger is completed, you will be entitled to receive $2.00 in cash, without interest, less any required withholding taxes, for each share of the common stock, par value $0.02 per share, of the Company (our “common stock”) owned by you immediately prior to completion of the merger (unless you have properly exercised, and not lost, your appraisal rights with respect to such shares of our common stock), which represents a premium of approximately [●]% to the Company’s closing price on [●], 2021, the last trading day prior to the first media accounts regarding a possible acquisition of the Company by Parent, and a premium of approximately [●]% to the Company’s thirty (30)-day volume-weighted average stock price on that same date.

Our board of directors (the “Board”) has unanimously determined that the merger and the other transactions contemplated by the merger agreement are advisable to, and in the best interests of, the Company and its stockholders and approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Board made its determination after consultation with its legal and financial advisors and consideration of a number of factors.

Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the record date. The Board recommends that you vote “FOR” approval of the proposal to adopt the merger agreement. The proposal to approve, by non-binding, advisory vote, certain compensation that may be paid to the Company’s named executive officers in connection with the merger requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal. The Board recommends that you vote “FOR” the proposal to approve, by non-binding, advisory vote, certain compensation that may be paid to the Company’s named executive officers in connection with the merger. The proposal to approve an adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal. The Board recommends that you vote “FOR” the proposal to approve adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the merger agreement.

Your vote is very important. The merger cannot be completed unless the merger agreement is adopted by the affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the record date. Whether or not you plan to attend the special meeting via telephone, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying postage-prepaid reply envelope, or submit your proxy by telephone or via the Internet. If your shares of our common stock are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares of our common stock without instructions from you. You should instruct your bank, broker or other nominee to vote your shares of our common stock in accordance with the procedures provided by your bank, broker or other nominee. If you fail to return your proxy card, submit your proxy by telephone or via the Internet or vote in person, or if your shares are held in “street name” by your bank, broker or other nominee, and you fail to instruct your bank, broker or other nominee to vote your shares of our common stock, your shares of our common stock will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” approval of the proposal to adopt the merger agreement.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Stockholders who do not vote in favor of the proposal to adopt the merger agreement, and who demand appraisal in writing to the Company prior to the special meeting and comply with all of the applicable requirements of Delaware law, which are summarized in the section entitled “Appraisal Rights” in the accompanying proxy statement and reproduced in its entirety as Annex C to the accompanying proxy statement, will be entitled to rights of appraisal to obtain the fair value of their shares of our common stock. Such fair value amount may be higher, lower or the same as the per share merger consideration.

You have the right to revoke a proxy at any time prior to the taking of the vote at the special meeting. You may revoke your proxy prior to the taking of the vote at the special meeting, by submitting a new proxy to vote your shares over the Internet or by telephone (only your latest Internet or telephone proxy is counted), by signing a later-dated new proxy and mailing it, in each case, in accordance with the instructions on the enclosed proxy card or by sending a written revocation of your proxy to the Company prior to the special meeting. In addition, you may revoke your proxy by attending the special meeting via telephone and voting in person; however, attending the special meeting via telephone will not revoke your written, Internet or telephone proxy, as the case may be, unless you specifically request revocation or vote in person at the special meeting. The accompanying proxy statement provides you with detailed information about the special meeting, the merger agreement, and the merger. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement. We encourage you to read the entire proxy statement, and its annexes, including the merger agreement, carefully. You may also obtain additional information about the Company from documents we have filed with the Securities and Exchange Commission (the “SEC”).

Your vote is important. Whether or not you plan to attend the special meeting, please vote as soon as possible. You are urged to vote your shares electronically through the Internet or by telephone or by completing, signing and returning the paper proxy card enclosed with the proxy statement for the special meeting. Voting on the Internet or by telephone will eliminate the need to return a paper proxy card.

If you have any questions or need assistance voting your shares of our common stock, please contact Okapi Partners LLC, our proxy solicitor (“Okapi Partners”), by calling toll-free at (877) 796-5274.

Thank you for your ongoing support of and continued interest in Apex.

Sincerely,

/s/ Henry Stupp
Henry Stupp
Chief Executive Officer

The proxy statement is dated [●], 2021, and is first being mailed on or about [●], 2021 to our stockholders of record who owned shares of our common stock as of the close of business on February 22, 2021.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE PROPOSED MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

APEX GLOBAL BRANDS INC.

5990 Sepulveda Boulevard, Suite 600

Sherman Oaks, California 91411

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [●], 2021

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “special meeting”) of Apex Global Brands Inc. (the “Company” or “Apex”) will be held on [●], 2021 at 10:00 a.m. (Pacific Time). Due to the COVID-19 pandemic, Apex will be holding the special meeting via teleconference using the following dial-in information: USA: +1 (877) 366-0711; CAN: +1 (866) 627-1651; Intl: +1 (302) 709-8446; participant code: 28078322#.

The special meeting will be held for the following purposes:

1.

to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of February 16, 2021, as it may be amended from time to time (the “merger agreement”), by and among the Company, Galaxy Universal LLC, a Delaware limited liability company (“Parent”), Galaxy Apex Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Eugene Robin, solely in his capacity as credit party representative, a copy of which is attached as Annex A to the accompanying proxy statement. Upon the terms and subject to the conditions set forth in the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company continuing as the surviving corporation in the merger and a wholly-owned subsidiary of Parent;

2.	to consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation that may be paid to the Company’s named executive officers in connection with the merger; and
3.

to consider and vote on a proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the merger agreement.

The Company’s board of directors (the “Board”) has unanimously determined that the merger and the other transactions contemplated by the merger agreement are advisable to, and in the best interests of, the Company and its stockholders and approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Board made its determination after consultation with its legal and financial advisors and consideration of a number of factors.

Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the shares of the common stock, par value $0.02 per share, of the Company (our “common stock”) issued and outstanding as of the close of business on the record date. The proposal to approve, by non-binding, advisory vote, certain compensation that may be paid to the Company’s named executive officers in connection with the merger requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal. The proposal to approve adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal.

The Board recommends that you vote “FOR” approval of the proposal to adopt the merger agreement, “FOR” the proposal to approve, by non-binding, advisory vote, certain compensation that may be paid to the Company’s named executive officers in connection with the merger and “FOR” the proposal to approve adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the merger agreement.

Your vote is very important, regardless of the number of shares of our common stock that you own. Because stockholders cannot take any action at the special meeting unless a majority of the shares of our common stock issued and outstanding and entitled to vote thereat is represented, it is important that you attend the special meeting via telephone or are represented by proxy at the special meeting. The merger cannot be completed unless the merger agreement is adopted by the affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

the record date. Whether or not you plan to attend the special meeting via telephone, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying postage-prepaid reply envelope, or submit your proxy by telephone or the Internet. If your shares of our common stock are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares of our common stock without instructions from you. You should instruct your bank, broker or other nominee to vote your shares of our common stock in accordance with the procedures provided by your bank, broker or other nominee. If you fail to return your proxy card, submit your proxy by telephone or via the Internet or vote in person, or if your shares are held in “street name” by your bank, broker or other nominee, and you fail to instruct your bank, broker or other nominee to vote your shares of our common stock, your shares of our common stock will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” approval of the proposal to adopt the merger agreement.

Stockholders who do not vote in favor of the proposal to adopt the merger agreement, and who demand appraisal in writing to the Company prior to the special meeting and comply with all of the applicable requirements of Delaware law, which are summarized in the section entitled “Appraisal Rights” in the accompanying proxy statement and reproduced in its entirety as Annex C to the accompanying proxy statement, will be entitled to rights of appraisal to obtain the fair value of their shares of common stock of the Company. Such fair value amount may be higher, lower or the same as the per share merger consideration.

You have the right to revoke a proxy at any time prior to the taking of the vote at the special meeting. You may revoke your proxy prior to the taking of the vote at the special meeting, by submitting a new proxy to vote your shares over the Internet or by telephone (only your latest Internet or telephone proxy is counted), by signing a later-dated new proxy and mailing it, in each case, in accordance with the instructions on the enclosed proxy card or by sending a written revocation of your proxy to the Company prior to the special meeting. In addition, you may revoke your proxy by attending the special meeting via telephone and voting in person; however, attending the special meeting via telephone will not revoke your written, Internet or telephone proxy, as the case may be, unless you specifically request revocation or vote in person at the special meeting.

The Board has fixed the close of business on February 22, 2021 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. Only stockholders of record as of the close of business on the record date are entitled to receive notice of, and to vote at (in person or by proxy), the special meeting and at any adjournment or postponement thereof. These individuals and entities will be entitled to cast one (1) vote on each matter properly brought before the special meeting for each share of our common stock held of record as of the close of business on the record date.

Attendance at the special meeting will be limited to stockholders of record at the record date, their duly appointed proxy holders, and stockholders who beneficially owned shares of our common stock on the record date and our invited guests.

A list of the stockholders entitled to vote at the special meeting will be available during ordinary business hours ten (10) business days before the special meeting at the Company’s principal place of business located at 5990 Sepulveda Boulevard, Suite 600, Sherman Oaks, California 91411.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIA TELEPHONE, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING VIRTUALLY AND VOTE IN PERSON, YOUR IN PERSON VOTE WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED BY YOU.

Apex’s Board of Directors urges each stockholder to read carefully the accompanying proxy statement.

By Order of the Board of Directors,

/s/ Howard Siegel
Howard Siegel
Secretary

Sherman Oaks, California

[●], 2021

- i -

- ii -

APEX GLOBAL BRANDS INC.

5990 Sepulveda Boulevard, Suite 600

Sherman Oaks, California 91411

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [●], 2021

Introduction

This proxy statement is dated [●], 2021, and is first being mailed on or about [●], 2021 to the stockholders of record of Apex Global Brands Inc., a Delaware corporation (the “Company”, “Apex” “we”, “us”, or “our”), as of the close of business on February 22, 2021 in connection with the solicitation of proxies by our board of directors (the “Board”), for use at a special meeting of stockholders of the Company to be held on [●], 2021, at 10:00 a.m., Pacific Time, or at any adjournment or postponements thereof (the “special meeting”). Due to the COVID-19 pandemic, the Company will be holding the special meeting via teleconference using the following dial-in information: USA: +1 (877) 366-0711; CAN: +1 (866) 627-1651; Intl: +1 (302) 709-8446; participant code: 28078322#.

Stockholders will be asked:

•

to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of February 16, 2021, as it may be amended from time to time (the “merger agreement”), by and among the Company, Galaxy Universal LLC, a Delaware limited liability company (“Parent”), Galaxy Apex Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Eugene Robin, solely in his capacity as credit party representative;

•

to consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation that may be paid to the Company’s named executive officers in connection with the merger (the “compensation proposal”); and

•

to consider and vote on a proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the merger agreement.

A copy of the merger agreement is attached as Annex A to the proxy statement. Upon the terms and subject to the conditions set forth in the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company continuing as the surviving corporation in the merger and a wholly-owned subsidiary of Parent.

SUMMARY

This summary highlights selected information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement, its annexes and the documents referred to in this proxy statement carefully before voting. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page    of this proxy statement.

Parties to the Merger (Page   )

Apex Global Brands Inc.

Apex Global Brands Inc. (as previously defined, the “Company”) is a global marketer and manager of a portfolio of fashion and lifestyle brands. Before June 27, 2019, the Company’s legal name was Cherokee Inc. The Company’s brands, which are licensed in multiple consumer product categories and retail tiers around the world, include Cherokee, Hi-Tec, Magnum, 50 Peaks, Interceptor, Hawk Signature, Tony Hawk, Everyday California, Carole Little, Sideout and others.

The Company is quoted on the Pink Open Market of the OTC Markets Group (the “Pink Sheets”) under the symbol “APEX.” A detailed description of the Company’s business is located in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020, filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2020, which is incorporated by reference into this proxy statement. [See the section entitled “Where You Can Find More Information” beginning on page   .]

Galaxy Universal LLC

Galaxy Universal LLC is a wholesaling, sourcing and brand management company. The company focuses on the athletic, work and outdoor categories. Galaxy provides high-quality well-designed products to retailers worldwide.

Merger Sub

Galaxy Apex Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (as previously defined, “Merger Sub”), was incorporated for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. Prior to the effective time of the merger, Merger Sub will have conducted no other business activities and will have no assets, liabilities or obligations other than those incident to its formation and pursuant to the merger agreement and the transactions contemplated by the merger agreement. Upon completion of the merger, Merger Sub will merge with and into the Company and will thereafter cease to exist.

The Special Meeting (Page   )

Date, Time, Place and Purpose of the Special Meeting (Page   )

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Board for use at the special meeting to be held on [●], 2021, at 10:00 a.m., Pacific Time. Due to the COVID-19 pandemic, the Company will be holding the special meeting via teleconference using the following dial-in information: USA: +1(877)366-0711; CAN: +1(866)627-1651; Intl: +1(302)709-8446; participant code: 28078322#.

At the special meeting, holders of our common stock, par value $0.02 per share (our “common stock,” and the holders thereof, our “stockholders”), will be asked to approve the merger proposal and the adjournment proposal.

Record Date and Quorum (Page   )

The Board has fixed the close of business on February 22, 2021 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the special meeting, and any adjournments or postponements thereof. Only holders of record of our common stock as of the close of business on the record date are entitled to receive notice of, and to vote at (in person or by proxy), the special meeting and at any adjournment or postponement thereof.

As of January 30, 2021, there were 566,929 shares of our common stock issued and outstanding. We expect that a similar figure will be outstanding and entitled to vote at the special meeting as of the close of business on the record date. Each holder of our common stock issued and outstanding as of the close of business on the record date is entitled to cast one (1) vote on each matter properly brought before the special meeting for each share of such common stock.

The presence at the special meeting, in person or represented by proxy, of the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote thereat as of the close of business on the record date constitutes a quorum. Abstentions are counted as present for the purpose of determining whether a quorum is present. Because brokers do not have discretionary authority to vote on any of the proposals at the special meeting, if you do not instruct your bank, broker or other nominee to vote your shares of our common stock, your shares of our common stock will not be voted (“broker non-votes”) and are not counted for the purpose of determining the presence of a quorum.

Vote Required (Page   )

Approval of the merger proposal requires the affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the record date. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” approval of the merger proposal.

Approval of the compensation proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote “AGAINST” approval of the compensation proposal. Broker non-votes will have no effect on the approval of the compensation proposal, assuming a quorum is present.

Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote “AGAINST” approval of the adjournment proposal. Broker non-votes will have no effect on the approval of the adjournment proposal, assuming a quorum is present.

Proxies and Revocation (Page   )

Any stockholder of record entitled to vote at the special meeting may vote in person at the special meeting, or by submitting a proxy to vote via the Internet, by telephone or by mail using the enclosed postage-prepaid envelope. If you are a beneficial owner of shares of our common stock and your shares are held in “street name,” you should instruct your bank, broker or other nominee on how to vote your shares of our common stock using the instructions provided by your bank, broker or other nominee. If you fail to submit a proxy or to vote in person at the special meeting, or you do not provide your bank, broker or other nominee with instructions, as applicable, your shares of our common stock will not be voted on the merger proposal, which will have the same effect as a vote “AGAINST” approval of the merger proposal.

If you fail to vote in person at the special meeting or fail to return your proxy card or fail to submit your proxy to vote via the Internet or by telephone, or if your shares of our common stock are held in “street name” by your bank, broker or other nominee, and you fail to instruct your bank, broker or other nominee to vote, your shares of our common stock will not be voted and will not have an effect on the approval of the compensation proposal or the adjournment proposal, assuming a quorum is present.

You have the right to revoke a proxy at any time prior to the taking of the vote at the special meeting. You may revoke your proxy prior to the taking of the vote at the special meeting, by submitting a new proxy to vote your shares over the Internet or by telephone (only your latest Internet or telephone proxy is counted), by signing a later-dated new proxy and mailing it, in each case, in accordance with the instructions on the enclosed proxy card or by sending a written revocation of your proxy to the Company prior to the special meeting. In addition, you may revoke your proxy by attending the special meeting via telephone and voting in person; however, attending the special meeting via telephone will not revoke your written, Internet or telephone proxy, as the case may be, unless you specifically request revocation or vote in person at the special meeting.

If you are a beneficial owner of shares of our common stock held in “street name”, you may change your instruction to your bank, broker or other nominee, as applicable, by submitting a subsequent instruction to such bank, broker or other nominee, or you may change your vote by attending the special meeting via telephone and voting your shares.

The Merger (Page   )

Upon the terms and subject to the conditions set forth in the merger agreement, and in accordance with the applicable provisions of the Delaware General Corporation Law (as amended, and all rules and regulations promulgated thereunder, the “DGCL”), at the effective time (as defined herein), Merger Sub will merge with and into the Company, whereupon the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation in the merger and a wholly-owned subsidiary of Parent. We refer to the time when the merger becomes effective as the “effective time,” which will occur upon a certificate of merger with respect to the merger executed in accordance with, and containing such information as is required by, the relevant provisions of the DGCL (the “certificate of merger”) having been duly filed with and accepted by the Secretary of State of the State of Delaware (or at such later time as the Company and Parent may agree in writing and specify in the certificate of merger in accordance with the relevant provisions of the DGCL). Following the merger, the Company will cease to be a publicly traded company. You will not own any shares of the capital stock of the surviving corporation. Unless the merger agreement is terminated, the closing of the merger (the “closing”) will take place on the day no later than the third (3rd) business day after the conditions set forth in the merger agreement have been satisfied or waived (to the extent permitted by applicable law) by the party entitled to the benefit of such conditions, or on such other date and time as the Company and Parent may agree in writing (such date on which the closing occurs, the “closing date”).

The Merger Consideration (Page   )

At the effective time, upon the terms and subject to the conditions set forth in the merger agreement, each share of our common stock issued and outstanding immediately prior to the effective time (other than excluded shares, the “eligible shares”) will be automatically canceled and will cease to exist, and will be converted into the right to receive an amount of cash equal to $2.00 (the “per share merger consideration”), without interest, less any required withholding taxes, other than: (i) shares of our common stock that are owned or held in treasury immediately prior to the effective time by the Company or any wholly owned subsidiary of the Company or owned immediately prior to the effective time by Parent or any wholly owned subsidiary of Parent, including Merger Sub (collectively, the “cancelled shares”), which will be automatically canceled without payment of any consideration therefor and will cease to exist; and (ii) shares of our common stock, other than the cancelled shares, that are held by a stockholder of record who did not vote in favor of the merger proposal with respect to such shares and is entitled to demand and validly demands appraisal of such shares of our common stock pursuant to, and complies in all respects with, Section 262 of the DGCL (such shares, the “dissenting shares,” and together with the cancelled shares, the “excluded shares”).

Reasons for the Merger; Recommendation of the Board (Page   )

After careful consideration of various factors, the Board unanimously determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable to, and in the best interests of, the Company and the Company’s stockholders, and approved and declared advisable the merger agreement and the execution, delivery and performance of the merger agreement by the Company and the consummation of the merger and the other transactions contemplated by the merger agreement. The Board also directed that the merger agreement be submitted to the stockholders for adoption at the special meeting and recommended that the stockholders vote to adopt the merger agreement and to approve and/or adopt such other matters that are submitted for their approval and/or adoption in connection with the merger agreement at the special meeting. In the course of reaching its determination and recommendation, the Board consulted with and received the advice and assistance of its outside legal and financial advisors and senior management at various times. In particular, the Board considered the significant likelihood that, if the merger is not consummated, the Company’s senior lender would exercise its rights to accelerate all amounts due under the senior credit facility and foreclose on all of the Company’s assets, with the likely result that the Company’s stockholders would not receive or be able to obtain any value for their shares of the Company’s common stock.

In considering the recommendation of the Board with respect to the merger proposal, you should be aware that certain of our directors and executive officers may have interests in the merger that are different from, or in addition to, yours. Members of the Board were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to the stockholders of the Company that the merger agreement be adopted.

The Board recommends that you vote “FOR” approval of the merger proposal, “FOR” approval of the compensation proposal and “FOR” approval of the adjournment proposal.

Opinion of Financial Advisor to the Company (Page   )

On February 16, 2021, Houlihan Lokey Capital, Inc. (“Houlihan Lokey”), orally rendered its opinion to the Board (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Board dated February 16, 2021), as to the fairness, from a financial point of view, to the holders of our common stock of the per share merger consideration to be received by such holders in the merger pursuant to the merger agreement.

Houlihan Lokey’s opinion was directed to the Board (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of our common stock of the per share merger consideration to be received by such holders in the merger pursuant to the merger agreement and did not address any other aspect or implication of the merger or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion.  However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, any security holder or any other person as to how to act or vote with respect to any matter relating to the merger or otherwise.

Financing of the Merger (Page   )

Parent and Capital Dynamics, Inc., (together with its affiliates and funds, and any other person that has committed to become a lender in respect of any definitive debt financing agreement, the “Debt Financing Sources” and, together with certain of their representatives and affiliates, the “Debt Source Parties”) have entered into a commitment letter (the “Debt Commitment Letter”) pursuant to which the Debt Financing Sources have committed to provide Parent debt financing (the “Debt Financing”) to consummate the transaction contemplated by the merger agreement.

Parent and Merger Sub have agreed to use commercially reasonable efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable to arrange and obtain the Debt Financing and the proceeds therefrom on the terms and conditions described in the Debt Commitment Letter, including using their commercially reasonable efforts to (i) negotiate and execute the definitive agreements with respect to the Debt Financing (the “Definitive Debt Financing Agreements”) at or prior to the date that the closing of the merger is require to be effected; provided, that such Definitive Debt Financing Agreements will not result in any reduction of the aggregate amount of the Debt Financing provided for in the Debt Commitment Letter (including by changing the amount of fees or original issue discount contemplated by the Debt Commitment Letter) to an amount that is less than the amount sufficient to consummate the transactions contemplated by the merger agreement on the closing date; (ii) satisfy on a timely basis all conditions, contingencies and requirements set forth in the Debt Commitment Letter and Definitive Debt Financing Agreements that are within Parent’s and Merger Sub’s control, (iii) comply on a timely basis with all material covenants and other obligations set forth in the Debt Commitment Letter and Definitive Debt Financing Agreements, (iv) pay in a timely manner any commitment or other fees that are or become due and payable under or with respect to the Debt Commitment Letter and the Definitive Debt Financing Agreements, (v) otherwise not terminate the commitment for the Debt Financing set forth in the Debt Commitment Letter, subject to amendments, modifications and replacements permitted under the merger agreement and (vi) if all of the conditions to Parent’s and Merger Sub’s obligations to effect the merger (other than those conditions that by their terms are to be satisfied at the closing of the merger) have been satisfied, subject to the limitations set forth in the last paragraph of this section, enforce its rights under the Debt Commitment Letter and the Definitive Debt Financing Agreements.

In the event that any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter (including any applicable “flex” terms contained in the related fee letter) or the Definitive Debt Financing Agreements will be withdrawn, terminated or otherwise amended or modified in any respect such that any portion of the Debt Financing becomes unavailable for any reason, then Parent and Merger Sub shall promptly (and in any event within two (2) business days) (i) notify the Company of such unavailability and (ii) use its commercially reasonable efforts to arrange and obtain alternative financing from alternative sources in an amount, which when combined with the available lines of credit, the amount of available cash of Parent and Merger Sub and other sources of available funds, is sufficient to pay all obligations of Parent and Merger Sub hereunder that are required to be paid on the Closing Date and on terms and conditions that are not, in the aggregate, less favorable to Company (as determined in the commercially reasonable judgment of Company) than the terms contemplated by the Debt Commitment Letter in effect on the date hereof, (such alternative financing, “Alternative Financing”) (it being understood and agreed that no such Alternative Financing will expand upon the conditions precedent or contingencies in a manner that would reasonably be expected to (x) be more onerous in any material respect to those conditions contained in the Debt Commitment Letter, (y) prevent or materially delay the closing of the merger, or (z) make the closing of the merger less likely to occur), as promptly as practicable following the occurrence of such event, but, in no event later than the date Parent and Merger Sub are required to consummate the closing under the merger agreement.  If and to the extent that the Debt Financing is supplemented or superseded by any Alternative Financing, the terms “Debt Financing,” “Debt Commitment Letter,” and “Definitive Debt Financing Agreements” will each be deemed to be modified, mutatis mutandis, to also refer to such Alternative Financing and any commitments or definitive agreements with respect thereto and the terms “Debt Financing Sources” and “Debt Source Parties” shall be deemed to be modified, mutatis mutandis, to also include the financing sources for such Alternative Financing. If Parent and Merger Sub proceed with any Alternative Financing, Parent and Merger Sub shall be subject to the same obligations with respect to such Alternative Financing as set forth in the merger agreement with respect to the Debt Financing.

Parent and Merger Sub have agreed to not permit any amendment, supplement or modification to be made to, or to permit any waiver of any provision or remedy under, the Debt Commitment Letter or Definitive Debt Financing Agreements (including any amendment, supplement, modification or waiver that has the effect of changing the amount of fees to be paid or original issue discount) without the Company’s prior written consent, except that Parent and Merger Sub may amend, supplement, waive or otherwise modify the Debt Commitment Letter or Definitive Debt Financing Agreements (including by joining one or more additional lenders or agents as parties thereto) if such amendment, supplement or modification does not result in: (A) an aggregate amount of Debt Financing provided for in the Debt Commitment Letter or Definitive Debt Financing Agreements (including by changing the amount of fees or original issue discount contemplated thereby) that, when combined with the available lines of credit, the amount of available cash of Parent and Merger Sub and other sources of available funds, is less than the amount sufficient to consummate the transactions contemplated by the merger agreement; (B) any expansion or imposition of new conditions or other contingencies that would be reasonably expected to (x) be more onerous in any material respect than those conditions and contingencies contained in the Debt Commitment Letter as in effect on the date of the merger agreement, (y) prevent or materially delay the closing of the merger, or (z) make the closing of the merger less likely to occur; or (C) any amendment or modification of any such conditions or contingencies in a manner adversely affecting the ability of Parent and Merger Sub to consummate the transactions contemplated hereby prior to June 30, 2021.

Parent and Merger Sub have also agreed to keep the Company reasonably apprised (on a reasonably current basis and in reasonable detail) of material developments relating to the Debt Financing and promptly, upon written request of the Company, provide Company copies of any Definitive Debt Financing Agreements or executed commitment letters associated with an Alternative Financing. Without limiting the foregoing, Parent has agreed to notify the Company promptly (and in any event within two (2) business days) if at any time prior to the closing of the merger: (i) the Debt Commitment Letter expires or is terminated for any reason; (ii) Parent or Merger Sub obtains knowledge of any material breach or material default, or any threatened (in writing) material breach or material default, or any event that, with or without notice, lapse of time or both, would (or could reasonably be expected to) give rise to any default or breach, by any party to the Debt Commitment Letter or any definitive document related to the Debt Financing of any provisions of the Debt Commitment Letter or any definitive document related to the Debt Financing, or (iii) if for any reason Parent or Merger Sub believes in good faith that they will not be able to obtain all or any portion of the Debt Financing (but only to the extent that such portion would reduce the amount of Debt Financing) below the amount sufficient to consummate the transactions contemplated hereunder on the terms, in the manner or from the sources contemplated by the Debt Commitment Letter or Definitive Debt Financing Agreements.

In no event will the receipt or availability of the Debt Financing or any other funds or financing by Parent or Merger Sub be a condition to Parent’s and Merger Sub’s obligations to consummate the transactions contemplated by the merger agreement, and in no event will Parent, Merger Sub be required to (i) commence any litigation, arbitration or similar proceeding or seek specific performance against any Debt Source Party and (y) waive any term or condition of the merger agreement.

Interests of Certain Persons in the Merger (Page   )

In considering the recommendation of the Board that you vote to adopt the merger agreement, you should be aware that aside from their interests as Company stockholders, the Company’s directors and executive officers have interests in the merger that are different from, or in addition to, those of Company stockholders generally. These interests include, among others:

•

Jess Ravich served as a member of the Board until December 16, 2020.  Mr. Ravich, through the Ravich Revocable Trust, holds subordinated notes having an aggregate principal amount of $4,400,000.  Mr. Ravich is a Credit Party, as that term is defined in the merger agreement. As provided in the merger agreement and the credit party representative agreement, Mr. Ravich has waived his right to receive the full amount due under the subordinated notes he holds.  At the closing, he will receive approximately 50% of the total amounts due.  In addition, depending upon the resolution of several contingencies, Mr. Ravich may receive up to an additional approximately 20% of the amounts due under the subordinated notes pursuant to a settlement process that will commence February 15, 2022.

Henry Stupp is the Company’s Chief Executive Officer and a member of our Board.  Mr. Stupp holds subordinated notes having an aggregate principal amount of $100,000.  Mr. Stupp is a Credit Party, as that term is defined in the merger agreement. As provided in the merger agreement and the credit party representative agreement, Mr. Stupp has waived his right to receive the full amount due under the subordinated notes he holds.  At the closing, he will receive approximately 50% of the total amounts due.  In addition, depending upon the resolution of several contingencies, Mr. Stupp may receive up to an additional approximately 20% of the amounts due under the subordinated notes pursuant to a settlement process that will commence February 15, 2022.

The subordinated notes held by Mr. Ravich and Mr. Stupp bear interest at a rate equal to the LIBOR Rate plus a margin of (x) 8.25% if we have a trailing 12-month consolidated EBITDA greater than $15 million, (y) 8.50% if we have a trailing 12-month consolidated EBITDA between $10 million and $15 million, or (z) 8.75% if we have a trailing 12-month consolidated EBITDA of less than $10 million.  If the merger agreement is terminated for any reason, the waivers included in the credit party representative agreement will terminate.

•

Under the merger agreement, in connection with the closing, each restricted stock unit covering shares of our common stock (each, a “Company RSU”) that is outstanding under any of our stock plans or otherwise immediately prior to the closing of the merger, including RSUs held by certain of our officers and directors, whether or not then vested, will vest in full and be cancelled and converted automatically into the right to receive an amount in cash, without interest, equal to the product of: (i) the aggregate number of shares of our common stock subject to such Company RSU; multiplied by (ii) $2.00. As of January 30, 2021, (A) Henry Stupp is the beneficial owner of 2,834 Company RSUs, (B) Howard Seigel is the beneficial owner of 1,767 Company RSUs, and (C) Steven Brink is the beneficial owner of 1,767 Company RSUs.

•

In addition to their indemnification rights under the Company’s certificate of incorporation and bylaws, the Company’s directors and officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies pursuant to the merger agreement.

Members of the Board were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to the Company’s stockholders that the merger agreement be adopted.

Material U.S. Federal Income Tax Consequences of the Merger (Page   )

If you are a U.S. holder, the receipt of cash in exchange for shares of common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. You should consult your own tax advisor regarding the particular tax consequences to you of the exchange of shares of common stock for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws). You should also consult your tax advisor for a complete analysis of the effect of the merger on your federal, state and local and/or foreign taxes.

Regulatory Approvals (Page   )

Upon the terms and subject to the conditions set forth in the merger agreement, the Company and Parent have agreed to cooperate with each other and use (and cause their respective subsidiaries to use) their respective commercially reasonable efforts to take all actions necessary to consummate and make effective, and to satisfy all conditions to, in the most expeditious manner practicable, the transactions contemplated by the merger agreement, including: (i) obtaining all necessary permits, waivers, and actions or nonactions from relevant governmental entities and the making of all necessary registrations and filings (including filings with relevant governmental entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any relevant governmental entities; (ii) obtaining all necessary consents or waivers from third parties; and

(iii) executing and delivering any additional instruments necessary to consummate the merger and to fully carry out the purposes of the merger agreement.  The Company does not anticipate that any material regulatory approvals will be required in connection with the consummation of the merger.

The Merger Agreement (Page   )

Treatment of Common Stock and Equity Awards (Page   )

•

Common Stock. At the effective time, each eligible share will be automatically canceled and will cease to exist, and will be converted into the right to receive, upon the terms and subject to the conditions set forth in the merger agreement, $2.00 in cash, without interest, less any required withholding taxes.

•

Company Options. At the effective time, each Company option that is outstanding immediately prior to the effective time, whether or not then vested or exercisable, shall be, by virtue of the merger and without any action on the part of the holder thereof, cancelled without payment therefor and shall have no further force or effect.

•

Company RSUs. At the effective time, each Company RSU that is outstanding immediately prior to the effective time will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of common stock subject to such Company RSU; multiplied by (B) $2.00, less any required withholding taxes.

Credit Party Closing Payment; PPP Escrow (Page   )

At the effective time, in full satisfaction of all outstanding principal and interest due under subordinated notes held by the Credit Parties (estimated to be approximately $15.2 million), who are also stockholders and affiliates of the Company, Parent will pay to the Credit Parties $7,650,000, subject to downward adjustment depending on the status of the forgiveness of the Company’s outstanding loan under the Paycheck Protection Program (the “PPP Loan”).

If prior to the closing of the merger, the Company has not received a formal written determination by the United States Small Business Administration (the “SBA”), other applicable governmental entity or the PPP Lender regarding final approval of forgiveness of the PPP Loan as determined by the  SBA (the “PPP Forgiveness Notice”), Parent will deposit the amount outstanding under the PPP Loan as of the closing date with Bank of America, N.A. (“the PPP Loan Escrow Agent”) under the PPP Loan Escrow Agreement, dated as of the closing date, by and among the Credit Party Representative and the PPP Loan Escrow Agent (the “PPP Loan Escrow Agent”) in order to secure potential liabilities of the Company that may arise as a result of the failure of the Company to receive forgiveness of the PPP Loan.

In addition to the payment due to the Credit Parties at closing, Parent will fund an escrow account at closing in the amount of $2,250,000 less the amount, if any, of interest that accrues under the Company’s senior credit facility from and after April 1, 2021, and less the amount, if any, of the estimated indebtedness as of immediately prior to the closing in excess of $50,378,162.  The merger agreement provides that some, none or all of that escrow may be released to the Credit Parties pursuant to a settlement process set forth in the merger agreement that commences on or around February 15, 2022.

No Solicitation of Acquisition Proposals; Board Recommendation Changes (Page   )

Until the effective time or earlier termination of the merger agreement in accordance with its terms, subject to certain exceptions, we are not permitted to (i) solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any acquisition proposal or the making of any inquiry or proposal that could reasonably be expected to lead to any acquisition proposal, (ii) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its subsidiaries to, afford access to the business, properties, assets, books, or records of the Company or any of its subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party (or its potential sources of financing) to make any acquisition proposal, (iii) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries, (iv) approve any transaction under, or any third party becoming an “interested stockholder” under, Section 203 of the DGCL, or (v) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, memorandum of understanding, or other contract relating to any acquisition proposal.

Notwithstanding the foregoing, under certain circumstances, the Board, directly or indirectly through any representative, may in response to any third party that has made (and not withdrawn) a bona fide, unsolicited acquisition proposal in writing (a) after the date of the merger agreement, or (b) prior to the date of the merger agreement but which has been materially amended and delivered after the date of the merger agreement, not resulting from a breach of the foregoing paragraph, that the Board determines in good faith after consultation with outside legal counsel and Houlihan Lokey constitutes or is reasonably likely to result in a superior proposal: (i) participate in discussions or negotiations with such third party with respect to such acquisition proposal (ii) thereafter furnish to such third party non-public information relating to the Company or any of its subsidiaries pursuant to an executed confidentiality agreement; (iii) following receipt of and on account of a superior proposal, make a change of recommendation; (iv) amend or grant any waiver or release under any standstill, confidentiality or similar agreement; and/or (v) take any action that any court of competent jurisdiction orders the Company to take (which order remains unstayed), but in each case referred to in the foregoing clauses (i)

through (v), only if the Board determines in good faith, after consultation with outside legal counsel and Houlihan Lokey, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

The merger agreement also provides, among other restrictions, that the Board cannot fail to include the recommendation that the holders of our common stock adopt the merger agreement in the proxy statement; withhold, withdraw, qualify, amend, modify, or materially modify or qualify, in a manner adverse to Parent, the Board’s recommendation to stockholders to adopt the merger agreement; adopt, recommend or declare advisable, or propose publicly to adopt, recommend or declare advisable, any acquisition proposal; or fail to recommend against acceptance of any tender offer or exchange offer for the shares of our common stock within ten (10) business days after the commencement of such offer; or adopt, recommend or declare advisable, or propose publicly to adopt, recommend or declare advisable, or resolve or agree to take any of the foregoing actions. Notwithstanding the foregoing, as provided in the merger agreement, we may, prior to the time the requisite company vote is obtained, and subject to certain obligations to provide Parent with advance written notice, (x) make a change of recommendation  (A)(1) in response to a written, bona fide and unsolicited acquisition proposal that the Board determines to be a superior proposal that is made and not withdrawn and (B) the Board determines in good faith (after consultation with its outside legal counsel and Houlihan Lokey) that failure to take such action in response to such superior proposal would violate the directors’ fiduciary duties under applicable law, or (y) subject to certain obligations to take into account any changes to the terms of the merger agreement proposed by Parent in good faith prior to termination and the payment of the termination fee payable by the Company, authorize the Company to terminate the merger agreement in order to enter into a definitive written agreement with respect to such superior proposal if the Board determines in good faith (after consultation with its outside legal counsel and Houlihan Lokey) that, in light of such superior proposal, the failure to terminate the merger agreement and enter into an agreement with respect to such superior proposal would violate the directors’ fiduciary duties under applicable law.

Conditions to the Merger (Page   )

The respective obligations of the Company, Parent, and Merger Sub to consummate the merger are subject to the satisfaction or waiver (to the extent permitted by applicable law) of certain customary conditions, including the adoption of the merger agreement by our stockholders, the maintenance or receipt of certain regulatory approvals or waivers, material compliance by the parties with their respective obligations under the merger agreement and the accuracy of certain of the parties’ representations and warranties (in the case of the Company’s representations and warranties, with such representations and warranties being limited to only select fundamental representations and warranties (relating to the Company’s organization, good standing and qualification, capital structure (except for de minimis inaccuracies), corporate authority and approval, actions taken to render inapplicable takeover statutes, absence of rights plans, absence of undisclosed broker’s or finder’s fees and receipt of financial advisor opinions)).

Termination (Page   )

The Company, Parent and Merger Sub may, by mutual written consent, terminate the merger agreement and abandon the merger at any time prior to the effective time. The merger agreement may also be terminated and the merger abandoned at any time prior to the effective time as follows.

By either Parent or the Company if:

•	the merger is not consummated on or before June 30, 2021;
•

if any relevant governmental entity has enacted, issued, promulgated, enforced, or entered any applicable law or order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the merger or the other transactions contemplated by the merger agreement, and such law or order has become final and nonappealable; or

•

the adoption of the merger agreement by the holders of a majority of our issued and outstanding shares of common stock entitled to vote on such matter at the special meeting (the “requisite company vote”) has not been obtained at the special meeting (the “requisite vote trigger”);

by the Company if:

•

there has been a breach, which is not reasonably capable of being cured by June 30, 2021, of any representation, warranty, covenant or agreement made by Parent or Merger Sub set forth in the merger agreement that would cause the conditions to the closing that relate to the accuracy of Parent’s or Merger Sub’s representations and warranties and the performance, in all material aspects, of the obligations of Parent and Merger Sub under the merger agreement to not be satisfied;

•

if (i) the conditions to the consummation of the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, but subject to such conditions being able to be satisfied) (the “condition satisfaction”) on the date the closing should have occurred, (ii) at or following the condition satisfaction, the Company has irrevocably confirmed to Parent in writing that the Company stands ready, willing and able to proceed with the closing, and (iii) Parent and Merger Sub have failed to consummate the Merger within three (3) business days after the Company has delivered the written confirmation referenced in clause (ii) hereof to Parent and during such three (3) business day period the Company stood ready, willing and able to consummate the merger and the conditions to the obligation of Parent and Merger Sub to consummate the transactions contemplated by the merger agreement shall have remained satisfied or waived by Parent and Merger Sub at the close of business on such third (3rd) business day other than any failure of a condition to remain satisfied the cause of which is Parent’s or Merger Sub’s breach of the merger agreement; or

•

prior to the time the requisite company vote is obtained, to enter into an alternative acquisition agreement in compliance with the terms of the merger agreement; provided that the Company pays the termination fee to Parent; and

by Parent if:

•

prior to the time the requisite company vote is obtained, there has been a change of recommendation (the “change of recommendation trigger”) or if the Company or any of its representatives has materially breached any of its obligations related to not soliciting acquisition proposals or a change of recommendation; or

•

there has been a breach, which is not reasonably capable of being cured by June 30, 2021, of any representation, warranty, covenant or agreement made by the Company set forth in the merger agreement that would cause the conditions to the closing that relate to the accuracy of the Company’s representations and warranties and the performance, in all material aspects, of the obligations of the Company under the merger agreement to not be satisfied.

Subject to the payment, under certain circumstances, of the termination fee, in the event of termination of the merger agreement by Parent or the Company in accordance with its terms, the merger agreement will be terminated and become void and have no effect, without any liability or obligation on the part of the Company, Parent, or Merger Sub (or any of their respective affiliates or representatives), except with respect to sections of the merger agreement related to confidentiality, notice and effect of termination, termination fees and miscellaneous provisions, which will remain in full force and effect, and with respect to any liabilities or damages incurred or suffered by a party to the extent such liabilities or damages were the result of fraud.

Termination Fee (Page   )

A termination fee equal to $3,290,000 would be payable by us in the event that the merger agreement is terminated in accordance with its terms:

•

by either the Company or Parent, if the merger has not been consummated on or before June 30, 2021, and as of the date of such termination a takeover proposal remains outstanding and not withdrawn and the Company enters into an acquisition agreement or consummates any takeover proposal within twelve (12) months of such termination.

•

by Parent, if a Company Adverse Recommendation Change (as defined below) has occurred, the Board approves, adopts or authorizes, or the Company enters into an acquisition agreement (other than an acceptable confidentiality agreement), or there has been a willful material breach of the Company’s obligation not to solicit any takeover proposal or hold the special meeting;

•

by the Company, if prior to the receipt of the requisite company vote to approve the merger at the special meeting, in response to a superior proposal received after the date of the merger agreement, the Board authorizes the Company to enter into an acquisition agreement (other than an acceptable confidentiality agreement) in respect of a superior proposal and the Company substantially concurrently enters into such acquisition agreement.

In no event will the Company be required to pay the termination fee on more than one (1) occasion.  In approving the amount of the termination fee, the Board considered the extensive process the Company undertook to identify and engage with other potential bidders, none of whom expressed interest in acquiring the entire company. Moreover, while the amount of the termination fee on a percentage of enterprise value is on the higher end of market practice, the absolute amount of the fee in comparison to the fees and expenses incurred by Parent, and that would be required to be incurred by another potential bidder is not disproportionate.  In light of that context and the total enterprise value to be paid by Parent in the merger, the Board determined that it was a reasonable amount.

“Company Adverse Recommendation Change” means the Board or any committee thereof: (a) failing to make, withdrawing, amending, modifying, or materially modifying or qualifying, in a manner adverse to Parent, the board recommendation or publicly proposing any of the foregoing; (b) failing to include the board recommendation in the Company Proxy Statement that is mailed to the Company’s stockholders; (c) adopting, recommending or declaring advisable, or proposing publicly to adopt, recommend or declare advisable, a takeover proposal; (d) failing to recommend against acceptance of any tender offer or exchange offer for the shares of Company common stock within ten business days after the commencement of such offer; or (e) adopting, recommending or declaring advisable, or proposing publicly to adopt, recommend or declare advisable, or resolving or agreeing to take any of the foregoing actions; provided, that any “stop, look and listen” Board communication by the Company or the pursuant to Rule 14d-9(f) under the Exchange Act is not be considered a Company Adverse Recommendation Change.

Fees and Expenses

All costs, fees and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement must be paid by the party incurring such cost, fee or expense, subject to certain provisions of the merger agreement relating to remedies and indemnification and directors’ and officers’ insurance, as described below.

Notwithstanding the foregoing, in addition to Parent’s right to the termination fee in certain circumstances, as described in detail above, if the requisite company vote to approve the merger is not obtained (unless the special meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof), the Company will be obligated to pay Parent up to $2,500,000 as an expense reimbursement fee.

Remedies (Page   )

Other than in the case of actual or intentional fraud or willful breach of any provision of the merger agreement by the Company and subject to the right to seek specific performance (as described below), in the event where the merger agreement is terminated under circumstances where the termination fee is payable, the payment of the termination fee will be the sole and exclusive monetary remedy of Parent and Merger Sub, with respect to the merger agreement and the transactions contemplated by the merger agreement, against the Company and its subsidiaries and any of their respective directors, officers, employees, stockholders and affiliates (the “company related parties”) for all losses and damages suffered as a result of the failure of the merger or other transactions contemplated by the merger agreement to be consummated or for a breach or failure to perform thereunder or otherwise, and upon payment of the termination fee, other than in the case of actual or intentional fraud or any willful breach of any provision of the merger agreement by the Company, none of the company related parties will have any further liability or obligation to or arising out of the merger agreement or the transactions contemplated thereby.

No termination of the merger agreement will relieve or release any party to the merger agreement from any liabilities or damages arising out of its actual or intentional fraud or willful breach of any provision of the merger agreement.

Subject to the foregoing paragraph, the parties are entitled to injunctions to prevent breaches of the merger agreement and to enforce specific performance of obligations under the terms of the merger agreement in addition to any other remedy to which they are entitled at law or in equity.

Further, pursuant to the merger agreement, in the event that any proceeding is brought by the Company to enforce the terms of the merger agreement or for money damages, the “per share merger consideration” will be deemed, for all purposes in that proceeding, including any award of specific performance or damages, to be $2.00 in cash, without interest and less any required withholding taxes.

Market Price of Common Stock (Page   )

The closing price of our common stock on the Pink Sheets on [●], 2021, the last trading day prior to the first media accounts regarding a possible acquisition of the Company by Parent, was $[●] per share of our common stock. If the merger is completed, you will be entitled to receive $2.00 in cash, without interest, less any required withholding taxes, for each eligible share owned by you, which represents a premium of approximately [●]% to the Company’s closing price on [●], 2021, the last trading day prior to the first media accounts regarding a possible acquisition of the Company by Parent, and a premium of approximately [●]% to the Company’s thirty (30)-day volume-weighted average share price of $[●] per share of our common stock on that same date.

On [●], 2021, the last full trading day before the filing of this proxy statement, the closing price for our common stock on the Pink Sheets was $[●] per share of common stock. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of our common stock.

Appraisal Rights (Page   )

If the merger is completed, the Company’s stockholders who do not vote in favor of the merger proposal are entitled to appraisal rights under Section 262 of the DGCL, but only if they fully comply with all of the applicable legal requirements of Section 262 of the DGCL, which are summarized in this proxy statement in the section entitled “Appraisal Rights” beginning on [page   ] and set forth in their entirety in Section 262 of the DGCL (attached to this proxy statement as Annex C). This means that you may be entitled to have the fair value of your shares of our common stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the per share merger consideration, without interest, less any required withholding taxes, pursuant to the merger agreement, if you follow exactly the procedures set forth in Section 262 of the DGCL. The ultimate amount you may receive in an appraisal proceeding may be less than, equal to or more than the amount you would have otherwise received under the merger agreement.

To exercise your appraisal rights with respect to your shares of our common stock, you must, among other things, submit a written demand for appraisal to the Company before the vote is taken on the merger proposal and you must not vote (either in person or by proxy) in favor of the merger proposal with respect to such shares. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you will lose your appraisal rights. The requirements for exercising appraisal rights are further described in the section entitled “Appraisal Rights” beginning on [page   ] and the text of the DGCL appraisal rights statute is reproduced in its entirety as Annex C to this proxy statement. We encourage you to read these provisions carefully and in their entirety. If you hold your shares of our common stock through a bank, broker or other nominee and you wish to exercise your appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, broker or other nominee. In view of the complexity of the DGCL relating to appraisal rights, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly. The discussion of appraisal rights in this proxy statement is not a full summary of the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by the full text of Section 262 of the DGCL, a copy of which is attached to this proxy statement as Annex C.

Deregistration of Common Stock (Page   )

If the merger is completed, our common stock will cease to be traded on the Pink Sheets and will be deregistered under the Securities Exchange Act of 1934 (as amended, and all rules and regulations promulgated thereunder, collectively, the “Exchange Act”), and we will no longer file periodic reports with the SEC on account of our common stock.

Voting Agreement (Page  )

Concurrently with the execution of the merger agreement, certain holders (“Stockholders”) of the our common stock entered into Voting Agreements whereby the Stockholders agreed, among other things, that at any duly called meeting of the stockholders of the Company (or any adjournment or postponement thereof), or in any other circumstances (including action by written consent of stockholders in lieu of a meeting) upon which a vote, adoption or other approval or consent with respect to the adoption of the merger agreement or the approval of the merger and any of the transactions contemplated thereby is sought, the Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, and shall provide a written consent or vote (or cause to be voted), in person or by proxy, all its shares of our common stock, in each case (i) in favor of (A) any proposal to adopt and approve or reapprove the merger agreement and the transactions contemplated thereby and (B) waiving any notice that may have been or may be required relating to the merger or any of the other transactions.  The foregoing description of the Voting Agreement is not complete and is qualified in its entirety to the form of Voting Agreement which is attached to the merger agreement as an exhibit thereto and incorporated herein by reference.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a Company stockholder. Please refer to the “Summary” beginning on [page   ] and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information.”

Q.	What is the proposed merger and what effects will it have on the Company?
A.

The proposed merger is an indirect acquisition of the Company by Parent, through Merger Sub, pursuant to the terms and subject to the conditions of the merger agreement. If the merger proposal is approved by our stockholders and the other closing conditions under the merger agreement have been satisfied or waived (to the extent permitted by applicable law), Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent. As a result of the merger, the Company will no longer be a publicly held corporation, and you, as a holder of our common stock, will no longer have any interest in our future earnings or growth. In addition, following the merger, our common stock will cease to be traded on the Pink Sheets and will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of our common stock.

Q.	What will I receive if the merger is completed?
A.

At the effective time of the merger, each share of our common stock issued and outstanding immediately prior to the effective time (other than excluded shares) will be automatically canceled and will cease to exist, and will be converted into the right to receive, upon the terms and subject to the conditions set forth in the merger agreement, $2.00 in cash, without interest, less any required withholding taxes.

Q.	How does the Board recommend that I vote?
A.	The Board recommends that you vote “FOR” approval of the merger proposal, “FOR” approval of the compensation proposal and “FOR” approval of the adjournment proposal.
Q.	Why does the Board recommend that I vote “FOR” the merger?
A.

The Board reached its conclusion to recommend that stockholders vote in favor of the approval of the merger after considering a variety of factors.  Among other things, the Board considered that the Company had contacted a substantial number of potentially interested parties, and the only offer it received to acquire the entire company was from Parent.  The Board also considered the significant likelihood that, if the merger is not consummated, the Company’s senior lender would exercise its rights to accelerate all amounts due under the senior credit facility and foreclose on all of the Company’s assets, with the likely result that the Company’s stockholders would not receive or be able to obtain any value for their shares of the Company’s common stock. In addition, the Board considered the fact that the Company’s junior lenders agreed to waive a substantial portion of the amounts due to them in order to provide for cash payments to the Company’s stockholders that would not have been possible without such a waiver.

Q.	When do you expect the merger to be completed?
A.	During the second calendar quarter of 2021.
Q.	What happens if the stockholders to do not approve the merger?
A.

If the merger proposal is not approved by the stockholders of the Company in accordance with the requisite company vote, the Company will owe Parent an Expense Reimbursement Fee of up to $2.5 million, and stockholders will not receive any payment for their shares of our common stock in connection with the merger.  The Company will likely be unable to fund the payment of the Expense Reimbursement Fee, and the forbearance agreement in place with the Senior Lenders will terminate.  It is likely that the Senior Lenders would exercise their rights to accelerate all amounts due under the GB Facility and foreclose on all of the Company’s assets.  In such an event, the Company would cease to be a going concern, and the stockholders would receive no value for their shares of the Company’s common stock.

Q.	What conditions must be satisfied to complete the merger?
A.

There are several conditions which must be satisfied or waived (to the extent permitted by applicable law) to complete the merger, including obtaining stockholder approval of the merger proposal in accordance with the requisite company vote, obtaining or maintaining certain regulatory approvals or waivers, and the accuracy of certain representations and warranties and material compliance with covenants contained in the merger agreement.

Q.	Is the merger expected to be taxable to me?
A.	Yes. The exchange of shares of our common stock for the per share merger consideration pursuant to the merger will generally be a taxable transaction to U.S. holders.

If you are a U.S. holder and you exchange your shares of our common stock in the merger for cash, you will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and your adjusted tax basis in such shares.

You should also consult your tax advisor regarding the particular tax consequences to you of the exchange of shares of common stock for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws).

Q.	Why am I receiving this proxy statement and proxy card or voting instruction form?
A.

You are receiving this proxy statement enclosed with the proxy notice and the enclosed proxy card or voting instruction form in connection with the solicitation of proxies by the Board for use at the special meeting. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your shares of our common stock with respect to such matters.

Q.	When and where is the special meeting?
A.

The special meeting of the stockholders of the Company will be held on [●], 2021, at 10:00 a.m. (Pacific Time). Due to the COVID-19 pandemic, the Company will be holding the special meeting via teleconference using the following dial-in information: USA: +1(877)366-0711; CAN: +1(866)627-1651; Intl: +1(302)709-8446; participant code: 28078322#. You will not be able to attend the special meeting physically in person.

Q.	What am I being asked to vote on at the special meeting?
A.	You are being asked to consider and vote on the following:
•	a proposal to adopt the merger agreement that provides for, among other things, the acquisition of the Company by Parent
•	a proposal to approve, by non-binding, advisory vote, certain compensation that may be paid to the Company’s named executive officers in connection with the merger proposal; and
•

a proposal to approve adjournment or postponement of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the merger proposal.

Q.

Why am I being asked to consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation that may be paid to the Company’s named executive officers in connection with the merger?

A.

Under SEC rules, we are required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, commonly referred to as “golden parachute” compensation.

Q.	What will happen if the Company’s stockholders do not approve the compensation proposal?
A.

Approval of the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger is not a condition to completion of the merger. The vote is an advisory vote and will not be binding on the Company, Parent or Merger Sub. Because the merger-related compensation to be paid to the Company’s named executive officers in connection with the merger is based on contractual arrangements with the named executive officers, such compensation may be payable, regardless of the outcome of this advisory vote, if the merger agreement is adopted (subject only to the contractual obligations applicable thereto).

Q.	What vote is required for the Company’s stockholders to approve the merger proposal?
A.

Approval of the merger proposal requires the affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the record date. That means that the merger proposal will be approved if more than half of the shares of our common stock issued and outstanding as of the close of business on the record date vote “FOR” the proposal. Therefore, your abstentions from voting and broker non-votes will have the same effect as a vote “AGAINST” approval of the merger proposal.

Q.	What vote of our stockholders is required to approve the compensation proposal?
A.

Approval of the compensation proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the matter. That means that the compensation proposal will be approved if more than half of those shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the matter vote “FOR” the proposal. Therefore, your abstentions from voting will have the same effect as a vote “AGAINST” approval of the compensation proposal. Broker non-votes will have no effect on the approval of the compensation proposal, assuming a quorum is present.

Q.	What vote of our stockholders is required to approve the adjournment proposal?

A.

Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the matter. That means that the adjournment proposal will be approved if more than half of those shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the matter vote “FOR” the proposal. Therefore, your abstentions from voting will have the same effect as a vote “AGAINST” approval of the adjournment proposal. Broker non-votes will have no effect on the approval of the adjournment proposal, assuming a quorum is present.

Q.	Do any of the Company’s directors or executive officers have interests in the merger that may differ from, or be in addition to, my interests as a stockholder?
A.

In considering the recommendation of the Board with respect to the merger proposal, you should be aware that our directors and executive officers may have certain interests in the merger that may be different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be adopted by our stockholders.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A.

If your shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares of our common stock. As the stockholder of record, you have the right to vote by proxy, which involves granting your voting rights directly to the Company or to a third party, or to vote in person at the special meeting.

If your shares of our common stock are held by a bank, broker or nominee, then you are considered the beneficial owner of shares of our common stock, and the organization holding, or trustee of, your account is considered the stockholder of record with respect to those shares of our common stock. The organization holding, or trustee of, your account should send you, as the beneficial owner, a package describing the procedure for voting your shares of our common stock. You should follow the instructions provided by them to vote your shares of our common stock.

As compared to holding shares as a stockholder of record, holding only beneficial ownership of shares of our common stock may affect the steps you are required to take in order to exercise your appraisal rights with respect to such shares, as described in Annex C of this proxy statement.

Q.	If my shares of common stock are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee vote my shares of common stock for me?
A.

Your bank, broker or other nominee will only be permitted to vote your shares of our common stock if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of our common stock. Banks, brokers or other nominees who hold shares in street name for customers have the authority to vote only on “routine” proposals when they have not otherwise received instructions from the applicable beneficial owners. This means that banks, brokers and other nominees are precluded from exercising their voting discretion with respect to the approval of non-routine matters, such as the merger proposal, the compensation proposal and the adjournment proposal, and, as a result, absent specific instructions from the applicable beneficial owner of such shares of our common stock, banks, brokers or other nominees are not empowered to vote those shares of our common stock on any of the proposals under consideration at this special meeting. If you do not instruct your bank, broker or other nominee to vote your shares of our common stock or if you do not vote in person at the special meeting, your shares of our common stock will not be voted, and the effect will be the same as a vote “AGAINST” approval of the merger proposal, and your shares of our common stock will not be voted and will not have an effect on the approval of the compensation proposal or the adjournment proposal, assuming a quorum is present.

Q.	Who can vote at the special meeting?
A.

All of the holders of record of our common stock as of the close of business on February 22, 2021, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting.

Q.	How many votes do I have?
A.

You are entitled to cast one (1) vote on each matter properly brought before the special meeting for each share of our common stock held of record by you as of the close of business on February 22, 2021, the record date for the special meeting.

Q.	What is a quorum?
A.

A “quorum” is the minimum number of shares that must be present at the special meeting for a valid vote. For the special meeting, a majority of the shares of our common stock issued and outstanding as of the close of business on the record date must be present in person or represented by proxy (including, for any beneficial owner of shares held in street name, by the organization holding such stockholder’s account).

As of January 30, 2021, the number of shares of our common stock issued and outstanding was 566,929. We expect that a similar figure will be outstanding and entitled to vote at the special meeting as of the close of business on the record date.

Once a quorum is present at the special meeting, it will not be broken by the subsequent withdrawal of a stockholder. As such, if a stockholder is represented by proxy at the special meeting, his or her shares are deemed present for purposes of a quorum, even if the stockholder withholds his or her vote or elects to “abstain” for one (1) or more proposals, or if the stockholder fails to instruct his or her bank, broker or other nominee to vote on one (1) of the proposals.

Q.	How do I vote?
A.

You are a stockholder of record if, at the close of business on the record date for the special meeting, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent. If you are a stockholder of record, there are several ways for you to vote your shares, as follows:

•

At the Special Meeting. You may vote your shares at the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy card or vote by telephone or on the Internet by the applicable deadline, to ensure that your vote will be counted if you later decide not to attend the Special Meeting.

•

By Telephone or via the Internet. You may vote your shares by telephone or on the Internet by following the instructions provided on the proxy card for the special meeting. If you vote by telephone or on the Internet, you do not need to return a paper proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted by telephone or on the Internet must be received by 11:59 p.m. Eastern Time on [●], 2021.

•

By Mail. You may submit your vote by completing, signing and dating the proxy card provided to you for use at the special meeting and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than the special meeting to be voted at the special meeting.

If you are a stockholder of record entitled to vote at the special meeting, you may revoke your proxy at any time before it is voted at the special meeting by taking any one of the following actions:

•	Later-Dated Vote. You may revoke a previously submitted proxy by submitting a later‑dated vote at the special meeting, by Internet, by telephone, or by mail.
•	Written Notice. You may also revoke a previously submitted proxy by delivering written notice of revocation to our Corporate Secretary at the address of our principal executive offices.

Beneficial Owner. You are a beneficial owner of shares held in street name if, at the close of business on the record date for the special meeting, your shares were held by a broker, or other nominee and not in your name. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you are a beneficial owner of your shares, you should receive voting instructions from the broker or other nominee that holds your shares, and you should follow those instructions in order to direct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting processes of your broker or other nominee. If you are a beneficial owner of shares held in street name, you may vote your shares at the special meeting only if you obtain a legal proxy from the broker or other nominee holding your shares giving you the right to vote the shares. If your shares are held in street name, you should follow the instructions provided by your broker or other nominee regarding how to revoke a previously submitted proxy.

IT IS IMPORTANT THAT YOU PROMPTLY SUBMIT A PROXY TO VOTE YOUR SHARES OF OUR COMMON STOCK. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIA TELEPHONE, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING VIA TELEPHONE MAY REVOKE THEIR PROXIES BY VOTING IN PERSON OR PRIOR TO THE SPECIAL MEETING AS DESCRIBED HEREIN.

Q.	What is a proxy?
A.

A proxy is your legal designation of another person, such person referred to as a “proxy,” to vote your shares of our common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of our common stock is called a “proxy card.”

Proxies will extend to, and be voted at, any adjournment or postponement of the special meeting.

Q.	If a stockholder gives a proxy, how are the shares of our common stock voted?
A.

If you vote by proxy, you will have designated three officers of the Company to act as your proxies at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them on the proxy card or by telephone or via the Internet with respect to each of the proposals presented in this proxy statement.

When completing the Internet or telephone processes on the enclosed proxy card, you may specify whether your shares of our common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

If you are a stockholder of record and return a signed proxy card or grant a proxy via the Internet or by telephone, but do not indicate how you wish your shares to be voted, the shares represented by your properly signed proxy will be voted in accordance with the following recommendations of the Board: “FOR” approval of the merger proposal, “FOR” approval of the compensation proposal and “FOR” approval of the adjournment proposal.

Q.	How are votes counted?
A.

For the merger proposal, the compensation proposal and the adjournment proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as votes “AGAINST” approval of the merger proposal, the compensation proposal and the adjournment proposal. Broker non-votes will have the same effect as votes “AGAINST” approval of the merger proposal and will have no effect on the approval of the compensation proposal or the adjournment proposal, assuming a quorum is present.

All votes will be tabulated by [●], the inspector of elections appointed for the special meeting.

Q.	What do I do if I receive more than one proxy card or set of voting instructions?
A.

If you received more than one proxy card, your shares of our common stock are likely registered in different names or with different addresses or are in more than one (1) account. You must separately vote the shares of our common stock shown on each proxy card that you receive in order for all of your shares of our common stock to be voted at the special meeting.

Q.	What happens if I sell my shares of common stock before the special meeting?
A.

The record date for stockholders entitled to vote at the special meeting is earlier than both the date of the special meeting and the consummation of the merger. If you transfer your shares of our common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares and each of you notifies the Company in writing of such special arrangements, you will retain your right to vote such shares of our common stock at the special meeting but will transfer the right to receive the per share merger consideration to the person to whom you transfer your shares of our common stock.

Q.	What happens if I sell my shares of common stock after the special meeting but before the effective time?
A.

If you transfer your shares of our common stock after the special meeting but before the effective time, you will have transferred the right to receive the per share merger consideration to the person to whom you transfer your shares of our common stock. In order to receive the per share merger consideration, you must hold your shares of our common stock through the completion of the merger.

Q.	Who will solicit and pay the cost of soliciting proxies?
A.

The Company has engaged Okapi Partners LLC (“Okapi Partners”) to assist in the solicitation of proxies for the special meeting. The Company estimates that it will pay Okapi Partners a fee of $15,750 plus additional potential fees to be determined at the conclusion of the solicitation. The Company has agreed to reimburse Okapi Partners for certain out-of-pocket fees, telephone charges and expenses and will also indemnify Okapi Partners, its subsidiaries and their respective directors, officers, employees and agents against certain claims, liabilities, losses, damages and expenses related to the proxy solicitation. The Company may advance monies to Okapi Partners to pay on the Company’s behalf charges rendered by banks, brokers, or their agents for their respective expenses in forwarding proxy materials to beneficial owners of shares of our common stock. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.	What do I need to do now?
A.

Even if you plan to attend the special meeting via telephone, after carefully reading and considering the information contained in this proxy statement, please submit a proxy to vote promptly to ensure that your shares of our common stock are represented at the special meeting. If you hold your shares of our common stock in your own name as the stockholder of record, you may submit a proxy to have your shares of our common stock voted at the special meeting in one of three ways: (i) using the Internet in accordance with the instructions set forth on the enclosed proxy card; (ii) calling the toll-free number specified on your proxy card; or (iii) completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope. If you decide to attend the special meeting via telephone and vote in person, your in person vote will revoke any proxy previously submitted by you. If you are a beneficial owner of shares of our common stock, please refer to the instructions provided by your bank, broker, or other nominee to see which of the above choices are available to you. You may instruct your broker how to vote on your behalf.

Q.	Should I send in my stock certificates now?

A.

No. If the merger proposal is approved, you will be sent a letter of transmittal promptly after the completion of the merger, and in any event within five (5) business days of the closing date, describing how you may exchange your shares of our common stock for the per share merger consideration in accordance with the terms of the merger agreement. If your shares of our common stock are held in “street name” by a bank, broker or other nominee, you should contact your bank, broker, or other nominee for instructions as to how to effect the surrender of your shares of our common stock in exchange for the per share merger consideration in accordance with the terms of the merger agreement. Please do NOT return your stock certificate(s) with your proxy.

Q.	Am I entitled to exercise appraisal rights under the DGCL instead of receiving the per share merger consideration for my shares of the Company’s common stock?
A.

Stockholders who do not vote in favor of the adoption of the merger agreement are entitled to exercise appraisal rights under Section 262 of the DGCL in connection with the merger if they take certain actions and meet certain conditions. For additional information, see the section entitled “Appraisal Rights” beginning on [page  ]. For the full text of Section 262 of the DGCL, please see Annex C of this proxy statement. Because of the complexity of the DGCL relating to appraisal rights, if you wish to exercise your appraisal rights, we encourage you to seek the advice of financial and legal counsel.

Q.	Who can help answer any other questions I might have?
A.

If you have additional questions about the merger, merger agreement or special meeting, need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact Okapi Partners, our proxy solicitor, by calling toll-free at (877) 796-5274. Banks, brokers and other nominees should call at (212) 297-0720.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the other documents referenced herein, including, without limitation, statements relating to the merger and conditions to closing of the merger, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the merger (and the anticipated benefits thereof) and about the future plans, assumptions and expectations for the Company’s business and its results. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” “may,” “will,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the merger, including stockholder approval of the merger proposal, may not be satisfied or the regulatory approvals or waivers required for the merger may not be obtained or maintained, in each case, on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the merger or affect the ability of the parties to recognize the benefits of the merger; (iii) the effect of the announcement or pendency of the merger on the Company’s business relationships, operating results and business generally; (iv) risks that the merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention; (v) risks that the merger may divert management’s attention from the Company’s ongoing business operations; (vi) potential litigation that may be instituted against the Company or its directors or officers related to the merger or the merger agreement between the parties to the merger and any adverse outcome of any such potential litigation; (vii) the amount and timing of the costs, fees, expenses and other charges related to the merger, including in the event of any unexpected delays; (viii) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period, or at all, which may affect the Company’s business and the price of the common stock of the Company; (ix) any adverse effects on the Company by other general industry, economic, business and/or competitive factors; (x) the COVID-19 pandemic, including the duration and scope thereof, the availability of a vaccine or cure that mitigates the effect of the virus, the potential for additional waves of outbreaks and changes in financial, business, travel and tourism, consumer discretionary spending and other general consumer behaviors, political, public health and other conditions, circumstances, requirements and practices resulting therefrom; (xi) protest activity in the U.S.; and (xii) such other factors as are set forth in the Company’s periodic public filings with the SEC, including, but not limited to, those described under the headings “Risk Factors” and “Forward Looking Statements” in the Company’s Form 10-Q for the fiscal quarter ended October 31, 2020, in the Company’s Form 10-K for the fiscal year ended February 1, 2020, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. The consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity or stock price. In addition, there can be no assurance that merger will be completed, or if it is completed, that it will close within the anticipated time period, or that the expected benefits of the merger will be realized.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. The Company does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

PARTIES TO THE MERGER

The Company

Apex Global Brands Inc.

5990 Sepulveda Boulevard, Suite 600

Sherman Oaks, California 91411

Telephone: (818) 908-9868

Apex Global Brands Inc. (as previously defined, the “Company”) is a global marketer and manager of a portfolio of fashion and lifestyle brands. Before June 27, 2019, the Company’s legal name was Cherokee Inc. The Company’s brands, which are licensed in multiple consumer product categories and retail tiers around the world, include Cherokee, Hi-Tec, Magnum, 50 Peaks, Interceptor, Hawk Signature, Tony Hawk, Everyday California, Carole Little, Sideout and others.  As part of its business strategy, the Company also regularly evaluates other brands and trademarks for acquisition into its portfolio.  The strength of its brand portfolio and platform of design, product development and marketing capabilities has made the Company one of the leading global licensors of style-focused lifestyle brands for apparel, footwear, accessories and home products.

The Company is quoted on the Pink Open Market of the OTC Markets Group (as previously defined, the “Pink Sheets”) under the symbol “APEX.” A detailed description of the Company’s business is located in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020, filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2020, which is incorporated by reference into this proxy statement. See the section entitled “Where You Can Find More Information” beginning on page   .

Parent

c/o Gainline Capital Partners LP

700 Canal Street, 5th Floor

Stamford, CT 06902

Telephone: (212) 319-3023

Galaxy Universal LLC is a wholesaling, sourcing and brand management company. The company focuses on the athletic, work and outdoor categories. Galaxy provides high-quality well-designed products to retailers worldwide.

Merger Sub

c/o Gainline Capital Partners LP

700 Canal Street, 5th Floor

Stamford, CT 06902

Telephone: (212) 319-3023

Galaxy Apex Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (as previously defined, “Merger Sub”), was incorporated for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. Prior to the effective time of the merger, Merger Sub will have conducted no other business activities and will have no assets, liabilities or obligations other than those incident to its formation and pursuant to the merger agreement and the transactions contemplated by the merger agreement. Upon completion of the merger, Merger Sub will merge with and into the Company and will cease to exist.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Board for use at the special meeting to be held on [●], 2021, at 10:00 a.m., Pacific Time, or at any adjournment or postponements thereof (the “special meeting”). Due to the COVID-19 pandemic, the Company will be holding the special meeting via teleconference using the following dial-in information: USA: +1(877)366-0711; CAN: +1(866)627-1651; Intl: +1(302)709-8446; participant code: 28078322#. You will not be able to attend the special meeting physically in person.

Purpose of the Special Meeting

At the special meeting, holders of our common stock will be asked to consider and vote on the following:

•	the merger proposal;
•	the compensation proposal; and
•	the adjournment proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE ABOVE PROPOSALS

The Company’s stockholders must approve the merger proposal in order for the merger to occur. If the Company’s stockholders fail to approve the merger proposal in accordance with the requisite company vote, the merger will not occur. A copy of the merger agreement is attached as Annex A to this proxy statement, which we encourage you to read carefully and in its entirety.

The vote on the compensation proposal is a vote separate and apart from the vote on the merger proposal. Accordingly, a stockholder may vote to approve the merger proposal and vote not to approve the compensation proposal, and vice versa. Because the vote on the compensation proposal is advisory in nature only, it will not be binding on the Company, Parent or Merger Sub. Accordingly, if the merger agreement is adopted by the Company’s stockholders in accordance with the requisite company vote and the merger is completed, the merger-related compensation may be paid to the Company’s named executive officers to the extent payable in accordance with the terms of their respective compensation agreements and arrangements even if the stockholders do not approve the compensation proposal.

The vote on the adjournment proposal relates to the merger proposal and, if adopted, will allow the Company to, if necessary or appropriate, solicit additional proxies, including if there are not sufficient votes to approve the merger proposal in accordance with the requisite company vote. Nonetheless, even if a quorum is not present at the special meeting, the holders of a majority of the voting power of the outstanding shares of capital stock entitled to be voted at the special meeting that are present, in person or by proxy, may adjourn or postpone the special meeting to another place, date or time, in accordance with the Company’s amended and restated bylaws.

Record Date and Quorum

The Board has fixed the close of business on February 22, 2021 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the special meeting, and any adjournments or postponements thereof. Only holders of record of our common stock as of the close of business on the record date are entitled to receive notice of, and to vote at (in person or by proxy), the special meeting and at any adjournment or postponement thereof.

As of January 30, 2021, there were 566,929 shares of our common stock issued and outstanding. We expect that a similar figure will be outstanding and entitled to vote at the special meeting as of the close of business on the record date. Each holder of our common stock issued and outstanding as of the close of business on the record date is entitled to cast one (1) vote on each matter properly brought before the special meeting for each share of such common stock.

The presence at the special meeting, in person or represented by proxy, of the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the special meeting constitutes a quorum for the transaction of business at the special meeting. Once a quorum is present at the special meeting, it will not be broken by the subsequent withdrawal of a stockholder. As such, once a share of our common stock is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting. Shares of our common stock represented at the special meeting but not voted, including shares of our common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. Because brokers do not have discretionary authority to vote on any of the proposals at the special meeting, broker non-votes are not counted for the purpose of determining the presence of a quorum. Your vote is very important, regardless of the number of shares of our common stock that you own. Because stockholders cannot take any action at the special meeting unless a majority of the shares of our common stock issued and outstanding and entitled to vote thereat is represented, it is important that you attend the special meeting virtually or are represented by proxy at the special meeting.

In the event that a quorum is not present at the special meeting, we expect to adjourn, postpone or recess the special meeting, including to solicit enough proxies to obtain a quorum by no more than ten (10) days in connection with any one (1) adjournment, postponement or recess and no more than a total of ninety (90) days from the original date of the special meeting. The Company may also adjourn, postpone or recess the special meeting if the Board has determined in good faith (after consultation with outside legal counsel) that such adjournment, postponement or recess is necessary under applicable law to comply with the requirements made by the SEC or other applicable law with respect to the proxy statement or that failure to take such adjournment, postponement or recess action would be inconsistent with the directors’ fiduciary duties under applicable law by no more than ten (10) business days or such other amount of time reasonably agreed by the Company and Parent to be necessary to comply with applicable law.

Attendance

Only stockholders of record as of the close of business on the record date are entitled to receive notice of, and to vote at (in person or by proxy), the special meeting and at any adjournment or postponement thereof. These individuals and entities will be entitled to cast one (1) vote on each matter properly brought before the special meeting for each share of our common stock held of record as of the close of business on the record date. The stockholders of record as of the close of business on the record date for the special meeting, their duly appointed proxy holders, along with “street name” stockholders who beneficially owned shares of our common stock on the record date, are entitled to participate in the telephonic special meeting.

Attendance at the special meeting will be limited to stockholders of record at the record date, their duly appointed proxy holders, and stockholders who beneficially owned shares of our common stock on the record date and our invited guests.

Vote Required

For the merger proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Approval of the merger proposal requires the affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the record date. That means that the merger proposal will be approved if more than half of the issued and outstanding shares of our common stock entitled to vote on the matter vote “FOR” the proposal. Therefore, abstentions from voting will have the same effect as a vote “AGAINST” approval of the merger proposal, but will count for the purpose of determining whether a quorum is present.

Your vote is very important, regardless of the number of shares of our common stock that you own. Because stockholders cannot take any action at the special meeting unless a majority of the shares of our common stock issued and outstanding and entitled to vote thereat is represented in person or by proxy, it is important that you attend the special meeting via telephone or are represented by proxy at the special meeting. If you fail to return your proxy card, submit your proxy by telephone or via the Internet or vote in person, or if your shares of our common stock are held in “street name” by your bank, broker or other nominee and you fail to instruct your bank, broker or other nominee to vote your shares of our common stock, it will have the same effect as a vote “AGAINST” approval of the merger proposal.

If your shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares of our common stock, the stockholder of record. This proxy statement and proxy card have been sent directly to you by the Company. As the stockholder of record, you have the right to vote in person at the special meeting or to grant your voting rights directly to the Company or to a third party by a proxy duly executed or transmitted in a manner in accordance with applicable law.

If your shares of our common stock are held in “street name” by a bank, broker or other nominee, you are considered the “beneficial owner” of those shares of our common stock. In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares of our common stock, the stockholder of record. As the beneficial owner of those shares, you have the right to direct your bank, broker other nominee how to vote your shares of our common stock by following their instructions for voting. Your bank, broker other nominee should send you, as the beneficial owner, a package describing the procedure for voting your shares.

Banks, brokers or other nominees who hold shares in “street name” for customers generally have the authority to vote only on “routine” proposals when they have not otherwise received instructions from the applicable beneficial owners. This means that banks, brokers and other nominees are precluded from exercising their voting discretion with respect to the approval of non-routine matters, such as the merger proposal, the compensation proposal and the adjournment proposal, and, as a result, absent specific instructions from the applicable beneficial owner of such shares of our common stock, banks, brokers or other nominees are not empowered to vote those shares of our common stock on any of the proposals under consideration at this special meeting.

For the purposes of the merger proposal, if you attend the special meeting via telephone and abstain from voting on this proposal, or if you have given a proxy and have abstained from voting on this proposal, this will have the same effect as if you voted “AGAINST” approval of the merger proposal. If you fail to return your proxy card, submit your proxy by telephone or via the Internet or vote in person, or if your shares are held in “street name” by your bank, broker or other nominee, and you do not instruct your bank, broker or other nominee to vote your shares of our common stock, your shares of our common stock will not be voted, and the effect will be the same as a vote “AGAINST” approval of the merger proposal.

For the compensation proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Approval of the compensation proposal requires the affirmative vote of the holders of a majority of the shares of our common stock that are present in person or by proxy at the special meeting and entitled to vote on such proposal. That means that the compensation proposal will be approved if more than half of those shares present in person or represented by proxy at the special meeting and entitled to vote on the matter vote “FOR” the proposal. For purposes of the compensation proposal, if you attend the special meeting virtually and abstain from voting on the compensation proposal, or if you have given a proxy and abstained from voting on the compensation proposal, your shares will not be voted “FOR” or “AGAINST” such proposal, but will have the same effect as a vote “AGAINST” such proposal. If you fail to submit a proxy or vote in person at the special meeting or if your shares of our common stock are held in “street name” by a bank, broker or other nominee and you do not instruct your bank, broker or other nominee to vote your shares of our common stock, your shares of our common stock will not be voted and will not have an effect on the approval of the compensation proposal, assuming a quorum is present.

For the adjournment proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of our common stock that are present in person or by proxy at the special meeting and entitled to vote on such proposal. That means that the adjournment proposal will be approved if more than half of those shares present in person or represented by proxy at the special meeting and entitled to vote on the matter vote “FOR” the proposal. For purposes of the adjournment proposal, if you attend the special meeting via telephone and abstain from voting on the adjournment proposal, or if you have given a proxy and abstained from voting on the adjournment proposal, your shares will not be voted “FOR” or “AGAINST” such proposal, but will have the same effect as a vote “AGAINST” such proposal. If you fail to submit a proxy or vote in person at the special meeting or if your shares of our common stock are held in “street name” by a bank, broker or other nominee and you do not instruct your bank, broker or other nominee to vote your shares of our common stock, your shares of our common stock will not be voted and will not have an effect on the approval of the adjournment proposal, assuming a quorum is present.

Voting

Stockholder of Record. If you are a stockholder of record, you may vote your shares of our common stock on matters presented at the special meeting in any of the following ways:

•

At the Special Meeting. You may vote your shares at the special meeting. Even if you plan to attend the special meeting, we recommend that you also submit your proxy card or vote by telephone or on the Internet by the applicable deadline, to ensure that your vote will be counted if you later decide not to attend the special meeting.

•

By Telephone or via the Internet. You may vote your shares by telephone or on the Internet by following the instructions provided on the proxy card for the special meeting. If you vote by telephone or on the Internet, you do not need to return a paper proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted by telephone or on the Internet must be received by 11:59 p.m. Eastern Time on [●], 2021.

•

By Mail. You may submit your vote by completing, signing and dating the proxy card provided to you for use at the special meeting and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than the special meeting to be voted at the special meeting.

Beneficial Owner. You are a beneficial owner of shares held in street name if, at the close of business on the record date for the special meeting, your shares were held by a broker, or other nominee and not in your name. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you are a beneficial owner of your shares, you should receive voting instructions from the broker or other nominee that holds your shares, and you should follow those instructions in order to direct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting processes of your broker or other nominee. If you are a beneficial owner of shares held in street name, you may vote your shares at the special meeting only if you obtain a legal proxy from the broker or other nominee holding your shares giving you the right to vote the shares. If your shares are held in street name, you should follow the instructions provided by your broker or other nominee regarding how to revoke a previously submitted proxy.

If you vote by proxy, regardless of the method you choose to vote, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of our common stock in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of our common stock should be voted “FOR” or “AGAINST” or to “ABSTAIN” from voting on all, some or none of the specific items of business to come before the special meeting.

If you are a stockholder of record and you properly sign your proxy card but do not mark the boxes showing how your shares of our common stock should be voted on a matter, the shares of our common stock represented by your properly signed proxy will be voted “FOR” approval of the merger proposal, “FOR” approval of the compensation proposal and “FOR” approval of the adjournment proposal.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF OUR COMMON STOCK THAT YOU OWN. BECAUSE STOCKHOLDERS CANNOT TAKE ANY ACTION AT THE SPECIAL MEETING UNLESS A MAJORITY OF THE SHARES OF OUR COMMON STOCK ISSUED AND OUTSTANDING AND ENTITLED TO VOTE THEREAT IS REPRESENTED, IT IS IMPORTANT THAT YOU ATTEND THE SPECIAL MEETING VIA TELEPHONE OR ARE REPRESENTED BY PROXY AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIA TELEPHONE, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. IF YOU WILL ATTEND THE SPECIAL MEETING VIA TELEPHONE AND VOTE IN PERSON, YOUR IN PERSON VOTE WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED BY YOU.

Voting by the Company’s Directors and Executive Officers

As of January 30, 2021, the current directors and executive officers of the Company beneficially owned, in the aggregate, 39,224 shares of our common stock (not including any shares of our common stock deliverable upon exercise of or underlying any Company equity awards), representing less than 10% of the outstanding voting power of our common stock as of January 30, 2021. All of our directors have executed and delivered voting agreements that obligate them to vote in favor of the approval of the merger, and we expect that our directors and executive officers will beneficially own and be entitled to vote a similar figure as of the close of business on the record date.

Proxies and Revocation

Any stockholder of record entitled to vote at the special meeting may submit a proxy via the Internet, by telephone or by returning the enclosed proxy card in the accompanying postage-prepaid reply envelope, or may vote in person by attending the special meeting via telephone. If your shares of our common stock are held in “street name” by a bank, broker or other nominee, you should instruct your bank, broker or other nominee on how to vote your shares of our common stock using the instructions provided by your bank, broker or other nominee. If you fail to vote in person at the special meeting or fail to return your proxy card or fail to submit your proxy via the Internet or by telephone, or if your shares are held in “street name” by your bank, broker or other nominee, and you fail to instruct your bank, broker or other nominee to vote, your shares of our common stock will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” approval of the merger proposal.

If you fail to vote in person at the special meeting or fail to return your proxy card or fail to submit your proxy via the Internet or by telephone, or if your shares are held in “street name” by your bank, broker or other nominee, and you fail to instruct your bank, broker or other nominee to vote, your shares of our common stock will not be voted and will not have an effect on the approval of the on the adjournment proposal, assuming a quorum is present.

You have the right to revoke a proxy at any time prior to the taking of the vote at the special meeting. If you are a stockholder of record, you may revoke any prior proxy or voting instructions prior to the taking of the vote at the special meeting, regardless of how your proxy or voting instructions were originally submitted, by:

•	sending an executed, later-dated proxy card to the Corporate Secretary of the Company, calling in different instructions or providing different instructions through the Internet voting site;

•	notifying the Corporate Secretary of the Company in writing that you wish to revoke your proxy, provided that such notice must be received by us before the special meeting; or
•	attending the special meeting via telephone and voting your shares.

If you are a beneficial owner of shares of our common stock held in “street name”, you may change your instruction to your bank, broker or other nominee, as applicable, by submitting a subsequent instruction to such bank, broker or other nominee, or you may change your vote by attending the special meeting via telephone and voting your shares.

Anticipated Date of Completion of the Merger

The Company currently anticipates that the closing of the Merger will occur in the second calendar quarter of 2021.

Rights of Stockholders Who Seek Appraisal

If the merger is completed, the Company’s stockholders who do not vote in favor of the adoption of the merger agreement are entitled to appraisal rights under Section 262 of the DGCL in connection with the merger, but only if they fully comply with all the applicable legal requirements for Section 262 of the DGCL. This means that you may be entitled to have the fair value of your shares of our common stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the per share merger consideration if you follow exactly the procedures set forth in Section 262 of the DGCL. The ultimate amount you may receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement.

To exercise your appraisal rights, you must, among other things, submit a written demand for appraisal to the Company before the vote is taken on the merger proposal and you must not vote (either in person or by proxy) in favor of the merger proposal. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you will lose your appraisal rights. The requirements for exercising appraisal rights are further described in the section entitled “Appraisal Rights” beginning on [page   ] and the text of the DGCL appraisal rights statute is reproduced in its entirety as Annex C to this proxy statement. We encourage you to read these provisions carefully and in their entirety. If you hold your shares of our common stock through a bank, broker or other nominee and you wish to exercise your appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, broker or other nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.

Adjournments

Although it is not currently expected, the special meeting may be adjourned or postponed. Pursuant to the Company’s amended and restated bylaws, if a quorum is not present at the special meeting, the holders of a majority of the voting power of the outstanding shares of capital stock entitled to be voted at the special meeting that are present, in person or by proxy, may adjourn the special meeting to another place, date or time and the Company otherwise retains full authority to the extent permitted under Delaware law to adjourn the special meeting for any purpose, or to postpone the special meeting before it is convened, without the consent of any stockholder of the Company, subject to certain limitations on the Company’s ability to postpone or adjourn the special meeting set forth in the merger agreement. If a quorum is present at the special meeting but there are not sufficient votes at the time of the special meeting to approve the merger proposal in accordance with the requisite company vote, then the stockholders of the Company may be asked to vote on the adjournment proposal. In the event that the adjournment proposal is not approved by the Company’s stockholders at such time, the Company may not be able to postpone or adjourn the special meeting if there are insufficient votes to approve the merger proposal.

If the special meeting is adjourned, we are not required to give notice of the time and place of the adjourned meeting if announced at the special meeting at which the adjournment is taken, unless the adjournment is for more than thirty (30) days or the Board fixes a new record date for the special meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original special meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.

Solicitation of Proxies; Payment of Solicitation Expenses

We will bear the costs of the solicitation of proxies for the special meeting. In addition to solicitation by mail, directors, officers and our employees may solicit proxies from stockholders by telephone, by facsimile, by mail, on the Internet or in person. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. In addition to solicitation by our directors, officers and employees, we have engaged Okapi Partners to assist in the solicitation of proxies and provide related advice and informational support, for a fee of $15,750 plus additional potential fees to be determined at the conclusion of the solicitation. The Company has agreed to reimburse Okapi Partners for certain out-of-pocket fees, telephone charges and expenses and will also indemnify Okapi Partners, its subsidiaries and their respective directors, officers, employees and agents against certain claims, liabilities, losses, damages and expenses related to the proxy solicitation. The Company may advance monies to Okapi Partners to pay on the Company’s behalf charges rendered by banks, brokers, trustees or their agents for their expenses in forwarding proxy materials to beneficial owners of shares of our common stock.

Questions and Additional Information

If you have more questions about the merger, merger agreement or special meeting, need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of the proxy statement or the enclosed proxy card or voting instructions, please contact Okapi Partners, our proxy solicitor, by calling toll-free at (877) 796-5274. Banks, brokers and other nominees should call at (212) 297-0720.

THE MERGER

This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A. You should read the entire merger agreement carefully and in its entirety as it is the legal document that governs the merger.

Upon the terms and subject to the conditions set forth in the merger agreement, and in accordance with the applicable provisions of the DGCL, at the effective time, Merger Sub will merge with and into the Company, whereupon the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation in the merger and a wholly-owned subsidiary of Parent. As a result of the merger, the Company will no longer be a publicly held corporation. You will not own any shares of the capital stock of the surviving corporation. The Company’s common stock will cease to be traded on the Pink Sheets and will be deregistered under the Exchange Act, and the Company will no longer file periodic reports with the SEC on account of our common stock.

Per Share Merger Consideration

At the effective time, each eligible share will be automatically canceled and will cease to exist, and will be converted into the right to receive, upon the terms and subject to the conditions set forth in the merger agreement, $2.00 in cash, without interest, less any required withholding taxes.

Background of the Merger

The Company historically derived a significant portion of its revenues from direct-to-retail licenses of its Cherokee brand to Target and Tesco.  Tesco terminated its license in 2015, and Target terminated its license in 2018.  Additionally, in 2018 Kohl’s Corporation terminated its license with the Company for its Tony Hawk brand, which also had a material, negative impact to revenue. In 2017, QVC acquired HSN and the resulting merger led to a decision by our key Liz Lange licensee to not renew their Liz Lange license. At the same time, Target Corporation shifted its strategy and decided to terminate their Liz Lange Maternity license with the Company in 2018.  These terminations required that the Company find new sources of revenues as it sought to find new licensees for its Cherokee brand.  In furtherance of this objective, in December 2016, the Company completed the acquisition of its Hi-Tec portfolio of brands.  In connection with that acquisition, the Company incurred a substantial amount of indebtedness pursuant to a secured senior credit facility.  During the period from the completion of the Hi-Tec acquisition through August 2018, the Company was unable to generate sufficient revenues, EBITDA and liquidity to maintain compliance with the terms of its credit facility.  The recurring breaches of the financial covenants required that the Company negotiate a series of costly forbearance agreements with penalty interest rates and additional fees under which its lender agreed to forbear on its rights to accelerate all amounts due and foreclose on the Company’s assets.  To address the situation with that lender, the Company refinanced the credit facility and entered into a senior secured facility in the aggregate original principal amount of $40.0 million (the “GB Facility”) with Gordon Brothers Finance Company and Gordon Brothers Brands (together, and including their successors and assigns under the GB Facility, the “Senior Lenders”) on August 3, 2018.  Concurrent with the entry into the GB Facility, the Company also issued a series of subordinated promissory notes (the “Junior Notes”) to certain significant stockholders, including Cove Street Capital, Square Deal Growth, the Jess Ravich Revocable Trust and Henry Stupp (together, the “Junior Lenders”).  The trustee and beneficiary of the Ravich Revocable Trust was Jess Ravich, who served as a member of the Board until December 2020.  Mr. Stupp serves as a member of the Board and as the Company’s Chief Executive Officer.  The aggregate original principal amount of the Junior Notes on issuance was $13.5 million.  The transaction in which the Company entered into the GB Facility and issued the Junior Notes is referred to herein as the “Refinancing”. Upon completion of the Refinancing, the total amount of the Company’s indebtedness was approximately 5.5 times the Company’s adjusted EBITDA for that fiscal year.  The GB Facility established a number of customary financial covenants that required that the Company maintain, among other things, certain minimum amounts of EBITDA, liquidity, annual guaranteed minimum royalties through its licensees and asset values.

Subsequent to the Refinancing, the Company was unable to achieve its anticipated levels of growth of revenues and EBITDA, which required that the Company increase its borrowings under the credit facility in January of 2019 to approximately $58.6 million, which represented approximately 6.0 times its adjusted EBITDA for that fiscal year.  During 2019, the Company was unable to achieve its anticipated levels of growth of revenues and EBITDA, and its results for the fiscal quarter ended November 2, 2019 were below the minimum levels required by the GB Facility, which triggered a default under the GB Facility.  The Company has not been able to regain compliance with the GB Facility since that initial default.  In December 2019, the Company sought and received a forbearance agreement that permitted the Company to continuing operating until February 28, 2020 provided that it satisfied certain adjusted financial covenants.  As a result of the Senior Lenders’ increasing concern regarding the Company’s ability to regain compliance with the terms of the GB Facility, the Senior Lenders required that the Company engage an advisory firm to evaluate the Company’s operations and strategies.

At its December 2019 meeting, the Board evaluated the Company’s prospects in light of its obligations under the GB Facility and market and economic conditions, and the Board concluded that it should begin to explore strategic alternatives to protect stockholder value.  From that meeting through February 2020, the Board interviewed several investment banking firms before selecting and engaging Houlihan Lokey as its exclusive financial advisor. In selecting Houlihan Lokey, the Board considered the expertise of the firm in the Company’s market as well as the quality of services provided to the Company by Houlihan Lokey in prior engagements. The Board also concluded, after reviewing the proposals made by competing firms and other market data, that the fees to be charged by Houlihan Lokey were reasonable. Prior to the engagement of Houlihan Lokey, the Board made several informal approaches to parties that it believed could be interested in acquiring the Company, but none of those parties expressed serious interest.  Houlihan Lokey has confirmed to the Company that it has not provided advisory services to Parent or its affiliates during the preceding two years.

In March 2020, the Board with the assistance of management and Houlihan Lokey developed a list of potential buyers for the Company.  The initial list included 39 parties, 14 of which were strategic buyers and 25 of which were financial buyers.  Over the ensuing weeks, Houlihan Lokey approached all of these parties on behalf of the Company.  Fifteen of the parties contacted signed non-disclosure agreements in order to receive confidential information about the Company, and six of those parties requested and received access to a virtual data room established by the Company for interested parties to conduct a more in-depth analysis.  One of the interested parties presented an offer to acquire rights to the Cherokee brand, but the Board deemed that offer to be insufficient in value and uncertain in prospects of closing.  Moreover, the Board viewed asset sales as an undesirable strategy because such sales would not eliminate enough of the outstanding debt to permit the remaining parts of the Company’s business to support the remainder of the debt.

As the impact of the COVID-19 pandemic began to be realized, the Company re-evaluated its forecast and prospects, and the Board concluded that its ability to regain compliance with the terms of the GB Facility had become increasingly doubtful. The Company explored many options for improving its situation, including applying for and receiving a loan under the Paycheck Protection Program in the amount of approximately $700,000 to mitigate its ongoing cash flow issues. The Company also immediately applied for tax refunds that became available upon passage of the CARES Act.  While the proceeds of this loan mitigated some of the more severe impacts of the pandemic, it was insufficient to enable the Company to regain compliance with the GB Facility or to address the more significant adverse effects of the pandemic or the Company’s failure to achieve desired levels of growth. The Internal Revenue Service is still processing the Company’s refund requests, so that effort did nothing to help the Company’s situation.

In March and April 2020, the impacts of the pandemic became more apparent, and the Company still had not received the income tax refunds that it had applied for under the CARES Act. The Company engaged in ongoing discussions with the Senior Lenders in which the Senior Lenders communicated their view that they did not intend to continue to forbear on their rights under the GB Facility unless the Company immediately engaged in a sale process so that the GB Facility could be repaid in full as soon as possible.  After considering various strategies related to improving operating results or refinancing the GB Facility and the prospect that the Senior Lenders would exercise their rights under the GB facility to, among other things, foreclose on all of the Company’s assets, the Board directed Houlihan Lokey to commence a broad process to solicit offers to buy the Company. To oversee this process, the Board scheduled and held bi-weekly update calls at which it received updates from Houlihan Lokey about the sale process and from management regarding the performance of the business and communications from the Senior Lenders.  These bi-weekly meetings continued through the execution of the merger agreement.  The Board also continued to hold regular meetings and episodic special meetings to stay informed about all material developments.  At each of the bi-weekly updates and all regular and special Board meetings, a representative of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, PC (“Mintz”), the Company’s legal counsel, participated.

During this time, the Company sought and obtained various extensions of the forbearance period through April 30, 2020.  As the extended forbearance period neared its end, the Senior Lenders communicated that they would not provide any further extensions of the forbearance period unless the Company committed to meeting a series of milestones in the sale process.  Specifically, the continued extension of the forbearance was conditioned upon the Company receiving indications of interest to acquire the Company in June 2020 and entering into a definitive merger agreement in July 2020.  These milestones were incorporated into the terms of the fee letter accompanying a new forbearance agreement that was entered into on April 30, 2020.

In order to address the Company’s ongoing liquidity challenges, the April forbearance agreement provided that a significant portion of the interest due on the GB Facility would accrue and be added to the principal amount rather than be paid in cash.  The impact of this provision, while beneficial from a cash flow perspective, was that the total amount due under the GB Facility began to grow at a faster rate than the Company’s revenue or EBITDA, which made the prospect of repayment out of earnings even more doubtful.

In May 2020, after reporting to the Board on their efforts to solicit interest in acquiring the Company, Houlihan Lokey, at the request of the Board and as required by the Senior Lenders, sent a letter to interested parties requesting that they submit initial indications of interest by June 2, 2020.  On or around that date, the Company received three indications of interest.  One expressed interest in acquiring only the Hi-Tec portfolio of brands at an indicative enterprise value of $40-45 million.  A second related only to certain rights in the Cherokee brand.  The third was Parent’s indication of its interest in acquiring either (i) the entire Company at an indicative enterprise value of $60-$65 million or (ii) the Hi-Tec portfolio of brands at an indicative asset value of $40-$45 million.  Houlihan Lokey discussed potential transaction structures and values on behalf of the Company with all three of the parties who submitted letters to attempt to improve the terms. The Board determined that none of the offers to acquire individual assets of the Company would address the Company’s predicament because each of them left the Company with too much debt and operations that were sub-scale to support the remaining debt and the ongoing costs of being a public company. While Parent continued to conduct due diligence over the ensuing months, both other parties who submitted indications of interest discontinued their investigations and communicated that they would not invest further efforts unless the Company entered exclusive negotiations.

During the months of June, July and August 2020, the Company with the assistance of Houlihan Lokey evaluated other strategic alternatives and contacted other potential buyers.  The pressure on the Company’s business continued to intensify, and the Company engaged in ongoing discussions with Nasdaq in an attempt to maintain its listing on the Nasdaq Capital Market.  The Company engaged in discussions with potential underwriters to explore the possibility of raising capital from the sale of equity and called a special meeting of stockholders to both increase the authorized common stock and effect a reverse stock split to make an equity offering possible.  At the same time, due to continued failures to regain compliance with the financial covenants in the GB Facility, the Senior Lenders continued to pressure the Company to complete a sale. In connection with a new forbearance agreement entered into on September 1, 2020, the Senior Lenders required that the Company appoint a Board observer designated by the Senior Lenders, abandon the equity offering and enter into exclusive negotiations with Parent.

During the first weeks of September, as required by the Senior Lenders, the Company negotiated the terms of a letter of intent with Parent to improve the value to the Company’s stakeholders.  On September 15, 2020, the Company and Parent executed the letter of intent that used a notional enterprise value of $66.8 million for the Company, and the Company agreed that it would negotiate exclusively with Parent for a period of 45 days. Parent’s offer was contingent upon a number of specific requirements, including specifically the extension and/or modification of certain of the Company’s material license agreements. The exclusivity provisions provided that, if Parent delivered a marked-up version of the draft merger agreement on or before the 45th day, then the exclusive negotiations period would automatically be extended for another 15 days, with automatic 15-day extensions thereafter, subject to the right of the Company to terminate exclusivity on 5 days’ notice.  Parent satisfied the condition to the initial extension of the exclusivity period, and the automatic extensions continued through December 23, 2020.  During this time, the Company negotiated with its licensees to make the required contract modifications, but it was unable to secure all of the required amendments.

Parent’s plans to complete the acquisition depended upon its ability to secure appropriate financing and on Parent’s ability to first complete the acquisition of another business complementary to the Company’s business.  During the months of October through December, Parent continued its due diligence investigation of the Company while pursuing financing and the other acquisition, which was completed in late December 2020.  Prior to the next scheduled extension of the exclusivity period at December 28, 2020, the Company informed Parent that it would not extend exclusivity unless Parent provided satisfactory evidence that it had obtained financing for the proposed transaction.  Parent provided that evidence on December 23, 2020 and the Company and Parent amended the terms of the exclusive negotiations provisions with the effect that any further extensions required mutual agreement.  The first such extension ran through January 8, 2020.  Prior to the end of that extension period, Parent communicated that it would not proceed with the transaction unless the Company obtained satisfactory amendments of the remaining license agreements.  The Company agreed to a further extension through February 5, 2021 to provide adequate time to obtain those amendments, and management focused its efforts on satisfying that requirement through that date.  As the end of that extension period approached, the Company concluded negotiations with its licensees and agreed to a further extension through February 17, 2021.

Concurrent with the Company’s continuing negotiations with the licensees, Parent and its advisors focused their due diligence efforts on understanding the Company’s assets and liabilities.  Their investigation led them to the conclusion that an increase in liabilities since the entry into the letter of intent required that the notional enterprise value of $66.8 million be reallocated among those newly-identified liabilities, the Senior Lenders, the Junior Lenders and the Company’s stockholders.  Specifically, increases in the working capital liabilities of the Company meant that a smaller portion of the enterprise value was available to satisfy the stockholders and the Junior Lenders. To facilitate this reallocation, both of the Company’s non-employee directors waived their rights to receive accrued payments due to them for their service on the Board, and they cancelled the bonus plan for the Company’s executive officers. In the weeks leading up to the execution of the merger agreement, Houlihan Lokey and Mintz, overseen by the Board, engaged in negotiations with Parent, the Senior Lenders and the Junior Lenders to finalize the terms of the Merger Agreement.

At a Board meeting held on February 5, 2021, Houlihan Lokey, Mintz and management provided a detailed update on the negotiations and financial aspects of the proposed transaction.  Also at that meeting, Mintz provided a detailed summary of the draft Merger Agreement and all of the related documents, including the Credit Party Representative Agreement and the form of Voting Agreement. Additionally, Mintz delivered a detailed presentation regarding the fiduciary duties under Delaware law of a board of directors when considering a potential sale of a company. The Mintz presentation also included a detailed summary of the actions taken by the Board since the initial default under the GB Facility to protect and preserve value for the Company’s stockholders. The Board continued to receive regular updates on the negotiations during the following weeks. At a Board meeting held on February 15, 2021, Houlihan Lokey reviewed with the Board its preliminary financial analyses with respect to the Company and the proposed transaction, and Mintz reported on changes to the transaction documents since the February 5, 2021 meeting.  The Board also reviewed resolutions that would be required to approve the entry into the merger agreement at the appropriate time, as well as a draft of a new forbearance agreement.  Following that meeting, Houlihan Lokey and Mintz continued negotiations on behalf of the Company with Parent, the Senior Lenders and the Junior Lenders.  At a meeting on February 16, 2021, the Board received an update on the completion of negotiations.  At the request of the Board, Houlihan Lokey reviewed and discussed its financial analyses with respect to the Company and the proposed transaction. Thereafter, at the request of the Board, Houlihan Lokey orally rendered its opinion to the Board (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Board dated February 16, 2021), as to the fairness, from a financial point of view, to the holders of our common stock of the per share merger consideration to be received by such holders in the merger pursuant to the merger agreement. After additional discussions among the members of the Board, the Board unanimously voted to approve and adopt the merger agreement, to approve the merger and to recommend that the Company’s stockholders vote to approve and adopt the merger agreement.

Reasons for the Merger; Recommendation of the Company’s Board of Directors

The Board recommends that you vote “FOR” approval of the merger proposal.

The Board, at a meeting held on February 16, 2021, unanimously (i) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable to, and in the best interests of, the Company and its stockholders; (ii) approved and declared advisable the merger agreement and the execution, delivery, and performance of the merger agreement by the Company and the consummation of the merger and the other transactions contemplated by the merger agreement; (iii) directed that the merger agreement be submitted to the stockholders for adoption at the special meeting; and (iv) recommended that the stockholders vote to adopt the merger agreement and to approve and/or adopt such other matters that are submitted for their approval and/or adoption in connection with the merger agreement at the special meeting. Approval of the merger proposal requires the affirmative vote of holders of a majority of the shares of our common stock issued and outstanding and entitled to vote on such proposal.

In the course of reaching its determination and recommendation, the Board consulted with and received the advice and assistance of its outside legal and financial advisors and senior management at various times.

Reasons for Recommendation.

In evaluating the merger agreement and the other transactions contemplated thereby, and recommending that all stockholders vote in favor of the adoption of the merger agreement and the merger, the Board consulted with the Company’s management and legal and financial advisors and considered a number of factors, including the following:

•

The Company Cannot Continue as a Going Concern if the Senior Lenders Exercise their Rights to Accelerate Amounts Due under the GB Facility, and the Company’s Stockholders Will Likely Receive No Value if the Merger does not Proceed. The Senior Lenders communicated that, in the absence of a sale of the Company to Parent, they intend to accelerate all amounts due under the GB Facility and to exercise their rights to foreclose on all of the Company’s assets.  Based upon the indications of interest received from third parties during the sale process, and the Company’s own valuation of its assets and liabilities, the Board concluded that the Company’s stockholders would not receive any value following such a foreclosure or a bankruptcy liquidation.  The Board views the merger as the only viable path to provide value to the Company’s stockholders.

•

The Company’s financial forecasts indicated that, even if the Senior Lenders did not exercise their rights, the interest on the GB Facility and the Junior Notes was accruing faster than the Company’s forecasted EBITDA.  The Board considered available economic and market information and its experience with the Company’s business, financial condition and results of operations, as well as the Company’s financial outlook and prospects if it were to remain an independent company. The Board considered the fact that the Company’s operations were not likely to improve to levels that would provide earnings and cash sufficient to repay the outstanding indebtedness, especially in light of the accruing interest.  The Board concluded that the Company’s business could not be improved without additional capital, which was not available in light of the amount of the existing indebtedness.

•

Competitive Environment. The Board considered the competitive environment in which the Company operates and the competitive challenges facing the Company if it remained as an independent company, including competition with companies with greater scale and access to resources.

•

Historical Trading Prices; Market Inefficiencies. With assistance from Houlihan Lokey, the Board reviewed the historical market prices, volatility and trading information with respect to the common stock, including the fact that the trading price had declined by nearly 90% over the preceding two years.  Moreover, the Board considered that, due to the very small total equity value of the Company’s common stock, the extremely low trading volume, the lack of analyst coverage and the Company’s delisting from the Nasdaq SmallCap Market, the recent trading price of the common stock was not a reliable indicator of the actual value of the Company, and by extension, its common stock.

•

Certainty of Value. The merger agreement provides for a cash payment for all shares of common stock held by Company stockholders in the merger.  The Board also considered the financing available to Parent under the Debt Commitment Letter and the equity funds available to Parent from its principal shareholders.

•

Results of Discussions with Third Parties. The Board, with the assistance of its advisors, discussed and considered the results of discussions the Company’s management and its advisers had with Parent and other third parties regarding a possible business combination or similar transaction with the Company, and the ability of other bidders to make, and the likelihood that other bidders would make, an offer at a higher price. Based on those discussions and considerations, and the Company’s extensive negotiations with Parent, the Board believed that the consideration offered in the merger represented the highest price reasonably attainable.

•

Opinion and Analyses of the Company’s Financial Advisor. The Board considered the financial analysis reviewed by Houlihan Lokey with the Board as well as the oral opinion of Houlihan Lokey rendered to the Board on February 16, 2021 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Board dated February 16, 2021), as to the fairness, from a financial point of view, to the holders of our common stock of the per share merger consideration to be received by such holders in the merger pursuant to the merger agreement.

•

Voting Agreement. The Board noted that the stockholders subject to the Voting Agreement, who together control approximately 30% of the voting rights of the Company’s common stock, have agreed to vote their shares in favor of the adoption of the merger agreement and approval of the merger at the special meeting. The Board also noted that the Voting Agreements will terminate if the merger agreement is terminated in accordance with its terms.

•

The Consent and Approval of the Senior Lenders and the Junior Lenders.  The Board noted that both the Senior Lenders and the Junior Lenders consented to and approved of the merger.  Moreover, the Junior Lenders agreed to accept a substantial discount on the amounts payable to them in order to permit the Company’s stockholders to receive value in the Merger that would not have been available to them in a liquidation scenario.

•

Merger Agreement Terms and Conditions. The Board reviewed, considered and discussed with the Company’s management and the Company’s legal and financial advisors the terms and conditions of the merger agreement, including the respective representations, warranties and covenants and termination rights of the parties. The matters considered included:

•	The Board’s view that the material terms of the merger agreement, taken as a whole, were as favorable as or more favorable than those found in comparable acquisition transactions.
•

The Board’s view that the concessions made by the Junior Lenders were fair and equitable to the Junior Lenders while also permitting the Company stockholders to receive value that would not have been available in a liquidation scenario that would have resulted without the consent and participation of the Junior Lenders.

•	The Board’s determination that the termination fee was reasonable in light of the extensive process the Company undertook to solicit offers to buy the Company.
•	The availability of appraisal rights with respect to the merger for Company stockholders who properly exercise their rights under the DGCL.
•	The Board’s assessment of Parent’s financial strength and the terms of the Debt Commitment Letter.
•	The reasonable likelihood of the consummation of the transactions contemplated by the merger agreement, and the absence of significant required regulatory approvals.
•

The provisions in the merger agreement allowing the Company, subject to certain conditions as set forth in the merger agreement, to enter into a written agreement concerning a Superior Proposal (as defined in the merger agreement).

•

The provisions in the merger agreement allowing the Board, subject to certain conditions set forth in the merger agreement, to change its recommendation to the Company’s stockholders with respect to the offer and merger if required by the Board’s fiduciary duties.

•	The provisions in the merger agreement allowing the Company to terminate the merger agreement if the merger shall not have been consummated prior to June 30, 2021.

The Board also considered a number of uncertainties and risks in their deliberations concerning the transactions contemplated by the merger agreement, including the following:

•

Termination Fee. The restrictions that the merger agreement imposes on actively soliciting competing bids, and the insistence by Parent as a condition to its offer that the Company would be obligated to pay a termination fee of $3.29 million under certain circumstances, and the potential effect of such termination fee in deterring other potential acquirers from proposing alternative transactions.  In approving the amount of the termination fee, the Board considered the extensive process the Company undertook to identify and engage with other potential bidders, none of whom expressed interest in acquiring the entire company. Moreover, while the amount of the termination fee on a percentage of enterprise value is on the higher end of market practice, the absolute amount of the fee in comparison to the fees and expenses incurred by Parent, and that would be required to be incurred by another potential bidder is not disproportionate.  In light of that context and the total enterprise value to be paid by Parent in the merger, the Board determined that it was a reasonable amount.

•

Expense Reimbursement Fee. The merger agreement provides that if the Company’s stockholders do not approve the merger at the special meeting, the Company will be obligated to pay Parent an expense reimbursement fee of up to $2.5 million.  If the merger agreement is not approved by the stockholders at the special meeting, the Company will not have sufficient funds to make such payment and will not be able to continue as a going concern.  In such event, the Senior Lenders would be entitled to exercise all of their rights, including foreclosing on all of the Company’s assets, which would mean that the Company’s stockholders would not receive any value for their Common Stock.

•

Failure to Close. The conditions to Parent’s obligation to consummate the merger, and the possibility that such conditions may not be satisfied. The fact that, if the merger is not completed, the Company’s officers and other employees will have expended extensive time and effort attempting to complete the transaction and will have experienced significant distractions from their work during the pendency of the transaction. The fact that, if the merger is not completed, the Senior Lenders would be entitled to exercise all of their rights, including foreclosing on all of the Company’s assets, which would mean that the Company’s stockholders would not receive any value for their common stock

•

Pre-Closing Covenants. Under the terms of the merger agreement, the Company agreed that it will carry on in the ordinary course of business consistent with past practice and, subject to specified exceptions, that the Company will not take a number of actions related to the conduct of its business without the prior consent of Parent.

•

Cash Consideration. The fact that, subsequent to consummation of the merger, the Company will no longer exist as an independent public company and that the cash transaction prevents the Company’s stockholders from being able to participate in any value creation that the Company could generate going forward, as well as any future appreciation in value of the combined company.

•	Taxation. The fact that gains from this transaction would be taxable to the Company’s stockholders for U.S. federal income tax purposes.

The foregoing discussion of the information and factors considered by the Board is intended to be illustrative and not exhaustive, but includes the material factors considered by the Board. In reaching its determination and recommendation, the Board did not quantify, rank or assign any relative or specific weight to any of the foregoing factors, and individual members of the Board may have considered various factors differently. The Board did not undertake to make any specific determination as to whether any specific factor, or any particular aspect of any factor, supported or did not support its ultimate recommendation. Moreover, in considering the information and factors described above, each individual member of the Board applied his or her own personal business judgment to the process and may have given differing weights to differing factors. The Board based its recommendation on the totality of the information presented. The explanation of the factors and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”

Opinion of the Company’s Financial Advisor

On February 16, 2021, Houlihan Lokey orally rendered its opinion to the Board (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Board dated February 16, 2021), as to the fairness, from a financial point of view, to the holders of our common stock of the per share merger consideration to be received by such holders in the merger pursuant to the merger agreement.

Houlihan Lokey’s opinion was directed to the Board (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of our common stock of the per share merger consideration to be received by such holders in the merger pursuant to the merger agreement and did not address any other aspect or implication of the merger or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion.  However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, any security holder or any other person as to how to act or vote with respect to any matter relating to the merger or otherwise.

The Company advised Houlihan Lokey that as described in part in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2020 (the “Quarterly Report”) and based on discussions with Company management: (i) the condensed consolidated financial statements accompanying the Quarterly Report were prepared on the going concern basis of accounting, (ii) the Company’s operating results for the twelve months ended November 2, 2019 and twelve months ended February 1, 2020 resulted in violations of covenants under the Company’s senior secured credit facility, which were events of default thereunder, (iii) the valuation report prepared by the Company’s senior secured lender during the first quarter of fiscal 2021 indicated that the Company’s borrowing base was less than the outstanding term loan balance, (iv) beginning in the first quarter of fiscal 2021, the Company’s business was materially adversely affected by the effects of the global pandemic of COVID-19 and the related protective public health measures, (v) the prevalence of shelter in place and similar orders in the regions where products bearing the Company’s brands are sold, together with the closure of many retail stores of the Company’s licensees, resulted in significant declines in the Company’s royalties, which would likely continue for some period of time, (vi) the Company’s senior lender agreed to forbear from enforcing its rights under the senior secured credit facility with respect to various defaults through February 5, 2021, which period (the “Forbearance Period”) had expired, (vii) the senior secured credit facility had matured on February 5, 2021 (the “Maturity Date”), and the Company was then in default thereunder, (viii) the Company was seeking to negotiate an extension of the Forbearance Period and Maturity Date and a waiver of all associated defaults, (ix) the Company was required during the Forbearance Period to evaluate strategic alternatives designed to provide liquidity to repay the term loans under the senior secured credit facility, (x) any extension by the senior lender of the Forbearance Period and the Maturity Date, and any waiver of default, would likely be conditioned on the Company’s execution of the merger agreement and performance of its obligations thereunder, (xi) ongoing compliance failures under the senior secured credit facility subjected the Company to significant risks, including the right of its senior lender to terminate its obligations under the senior secured credit facility, declare all or any portion of the borrowed amounts outstanding to be accelerated and due and payable, and/or exercise any other right or remedies it may have had under applicable law, including foreclosing on the Company’s and/or its subsidiaries’ assets that serve as collateral for the borrowed amounts, (xii) if any of those rights were to be exercised, the Company’s financial condition and ability to continue operations would be materially jeopardized, (xiii) if the Company was unable to meet obligations to lenders and other creditors, the Company might have to significantly curtail or even cease operations, and (xiv) there was substantial doubt about the Company’s ability to continue as a going concern.  In addition, for purposes of Houlihan Lokey’s analyses and opinion, the Company advised Houlihan Lokey and at the Company’s direction Houlihan Lokey relied upon and assumed that (i) the Company was continuing to experience significant financial and operational liquidity issues, (ii) other than the merger, the Company had not identified or otherwise accessed, and did not expect to be able to identify or otherwise access, prior to the date on which the Company’s senior lender would exercise the rights available to it in connection with the Company’s default under the senior secured credit facility, any sources of equity or debt financing for the future operations of the Company, and (iii) the Company did not expect it would be able to amend, extend or refinance the Company’s senior secured credit facility prior to the date on which the Company’s senior lender would exercise the rights available to it in connection with the Company’s default under the senior secured credit facility, which in turn could have resulted in a material adverse effect on the Company or a voluntary or involuntary bankruptcy, restructuring or liquidation of the Company, in which the Company might have received less than the value at which its assets were carried on its financial statements and holders of our common stock would likely receive little or no value.

In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:

1.	reviewed a draft, dated February 13, 2021, of the merger agreement;
2.	reviewed certain publicly available business and financial information relating to the Company that Houlihan Lokey deemed to be relevant;
3.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to Houlihan Lokey by the Company, including financial projections (and adjustments thereto) prepared by the management of the Company relating to the Company (the “Projections”);

4.

spoke with certain members of the management of the Company and certain of its representatives and advisors regarding the business, operations, financial condition and prospects of the Company, the merger and related matters;

5.	compared the financial and operating performance of the Company with that of other companies with publicly traded equity securities that Houlihan Lokey deemed to be relevant;
6.	reviewed the current and historical market prices for our common stock; and
7.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information.  In addition, management of the Company advised Houlihan Lokey, and Houlihan Lokey assumed, that the Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company.  At the Company’s direction, Houlihan Lokey assumed that the Projections provided a reasonable basis on which to evaluate the Company and the merger and Houlihan Lokey, at the Company’s direction, used and relied upon the Projections for purposes of its analyses and opinion.  Houlihan Lokey expressed no view or opinion with respect to the Projections or the assumptions on which they were based. Houlihan Lokey relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.

Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the merger agreement and all other related documents and instruments referred to therein were true and correct, (b) each party to the merger agreement and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the merger would be satisfied without waiver thereof, and (d) the merger would be consummated in a timely manner in accordance with the terms described in the merger agreement and such other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey relied upon and assumed, without independent verification, that (i) the merger would be consummated in a manner that complies in all respects with all applicable federal, state and local statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the merger would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the merger or the Company that would be material to Houlihan Lokey’s analyses or opinion.  In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final form of the merger agreement would not differ in any respect from the draft of the merger agreement identified above.

Furthermore, in connection with its opinion, Houlihan Lokey was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, nor was Houlihan Lokey provided with any such appraisal or evaluation.  Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business.  Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company was or may have been a party or was or may have been subject.

Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of the opinion.  As the Company was aware, the credit, financial and stock markets had been experiencing unusual volatility and Houlihan Lokey expressed no opinion or view as to any potential effects of such volatility on the merger, and its opinion did not purport to address potential developments in any such markets. Furthermore, as the Company was aware, there was significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on Houlihan Lokey’s analyses and opinion. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of the opinion.  Houlihan Lokey did not express any view or opinion as to the price or range of prices at which our common stock may be purchased or sold, or otherwise be transferable, at any time.

Houlihan Lokey’s opinion was furnished for the use of the Board (in its capacity as such) in connection with its evaluation of the merger and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion was not intended to be, and does not constitute, a recommendation to the Board, the Company, any security holder or any other party as to how to act or vote with respect to any matter relating to the merger or otherwise.

Houlihan Lokey’s opinion only addressed the fairness, from a financial point of view, to the holders of our common stock of the per share merger consideration to be received by such holders in the merger pursuant to the merger agreement and did not address any other aspect or implication of the merger, any related transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including without limitation arrangements regarding repayment of creditors of the Company or any adjustments thereto pursuant to the merger agreement or otherwise.  Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, the Company, its security holders or any other party to proceed with or effect the merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the merger or otherwise (other than the per share merger consideration to the extent expressly specified in its opinion), (iii) the fairness of any portion or aspect of the merger to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of its opinion, (iv) the relative merits of the merger as compared to any alternative business strategies or transactions that might have been available for the Company or any other party, (v) the fairness of any portion or aspect of the merger to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, Parent, their respective security holders or any other party is receiving or paying reasonably equivalent value in the merger, (vii) the solvency, creditworthiness or fair value of the Company, Parent or any other participant in the merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the merger, any class of such persons or any other party, relative to the per share merger consideration or otherwise.  Furthermore, Houlihan Lokey did not express any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice.  Houlihan Lokey assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, with the Company’s consent Houlihan Lokey relied on the assessments by the Board, the Company and their respective advisors, as to all legal, regulatory, environmental, accounting, insurance, tax and other similar matters with respect to the Company, the merger or otherwise.

In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company or business used in Houlihan Lokey’s analyses for comparative purposes is identical to the Company or the proposed merger and an evaluation of the results of those analyses is not entirely mathematical. The estimates contained in the Projections and the implied reference range values indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of the Company.  Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.

Houlihan Lokey’s opinion was only one of many factors considered by the Board in evaluating the proposed merger.  Neither Houlihan Lokey’s opinion nor its analyses were determinative of the per share merger consideration or of the views of the Board or management with respect to the merger or the merger consideration.  The type and amount of consideration payable in the merger were determined through negotiation between the Company and Parent, and the decision to enter into the merger agreement was solely that of the Board.

Financial Analyses

In preparing its opinion to the Board, Houlihan Lokey performed a variety of analyses, including those described below.  The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented.  As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses is readily susceptible to summary description.  Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.

The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Board on February 16, 2021. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format.  The tables alone do not constitute a complete description of the analyses.  Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey’s analyses.

For purposes of its analyses, Houlihan Lokey reviewed a number of financial metrics, including:

•

Enterprise Value — generally, the value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of the company) plus the amount of its net debt (the amount of its outstanding indebtedness, non-convertible preferred stock, capital lease obligations and non-controlling interests less the amount of cash and cash equivalents on its balance sheet).

•

Adjusted EBITDA — generally, the amount of the relevant company’s earnings before interest, taxes, depreciation and amortization for a specified time period, adjusted for certain non-recurring items with stock-based compensation treated as a cash expense.

Unless the context indicates otherwise, enterprise values and equity values used in the selected companies analysis described below were calculated using the closing prices of the common stock of the selected companies listed below as of February 12, 2021.

Selected Companies Analysis.  Houlihan Lokey reviewed certain financial data for selected companies with publicly traded equity securities, that Houlihan Lokey deemed relevant.

The financial data reviewed included:

•	Enterprise value as a multiple of fiscal year 2020, or “FY 2020,” adjusted EBTIDA (which were calendarized to the Company’s fiscal year end of January 31, 2020); and

•	Enterprise value as a multiple of Adjusted EBITDA for the last twelve months, or “LTM,” adjusted EBITDA.

The selected companies and corresponding financial data included the following:

Selected Company	Enterprise Value to Adjusted EBITDA
	FY 2020	LTM
Iconix Brand Group, Inc.	8.4x	10.6x
Sequential Brands Group, Inc.	10.1x	8.5x
Xcel Brands, Inc.	7.9x	21.4x

Taking into account the results of the selected companies analysis, Houlihan Lokey applied selected multiple ranges of 7.75x to 8.25x FY 2020 adjusted EBITDA and 7.50x to 8.00x LTM adjusted EBITDA to corresponding financial data for the Company. The selected companies analysis indicated implied value reference ranges per share of our common stock of negative $7.37 to negative $1.29, based on FY 2020 adjusted EBITDA, and negative $6.80 to negative $0.48, based on LTM adjusted EBITDA, in each case as compared to the per share merger consideration of $2.00.  The negative value reference ranges were provided for informational purposes only.  The Company is a corporation, and its stockholders are not liable for any debts of the Company.

Discounted Cash Flow Analysis. Houlihan Lokey performed a discounted cash flow analysis of the Company based on the Projections.  Houlihan Lokey applied a range of terminal value multiples of 7.50x to 8.00x to the Company’s estimated adjusted EBITDA for the fiscal year ending January 31, 2022 and discount rates ranging from 17.0% to 18.0%.  The discounted cash flow analysis indicated an implied value reference range per share of our common stock of negative $1.66 to positive $5.16, as compared to the per share merger consideration of $2.00.  The negative value portion of the reference range was provided for informational purposes only.  The Company is a corporation, and its stockholders are not liable for any debts of the Company..

Other Matters

Houlihan Lokey was engaged by the Company as its financial advisor in connection with a possible merger, consolidation, business combination, sale or other similar strategic transaction involving the Company or a private placement of debt or equity securities involving the Company. Houlihan Lokey engaged Houlihan Lokey based on Houlihan Lokey’s experience and reputation. Houlihan Lokey is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, and for other purposes.  Pursuant to its engagement by the Company, Houlihan Lokey will be entitled to an aggregate fee of $1,500,000 for its services, of which $400,000 became payable upon the delivery of Houlihan Lokey’s opinion and the balance of which is contingent upon the completion of the merger.  The Company has also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Houlihan Lokey’s engagement.

In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Parent or any other party that may be involved in the merger and their respective affiliates or security holders or any currency or commodity that may be involved in the merger.

Houlihan Lokey and/or certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to the Company, for which Houlihan Lokey and such affiliates have received compensation.  Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, Parent, other participants in the merger, or certain of their respective affiliates or security holders, including, without limitation, Gainline Capital, or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Gainline Capital (collectively, with Gainline Capital, the “Gainline Group”), in the future, for which Houlihan Lokey and such affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of its and their respective employees may have committed to invest in private equity or other investment funds managed or advised by Gainline Capital, other participants in the merger or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with members of the Gainline Group, other participants in the merger or certain of their respective affiliates or security holders, and may do so in the future.  Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, Parent, members of the Gainline Group, other participants in the merger or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Financing of the Merger

Financing

Parent  and Capital Dynamics, Inc., (as previously defined, together with its affiliates and funds, and any other person that has committed to become a lender in respect of any definitive debt financing agreement, the “Debt Financing Sources” and, together with certain of their representatives and affiliates, the “Debt Source Parties”) have entered into a commitment letter (as previously defined, the “Debt Commitment Letter”) pursuant to which the Debt Financing Sources have committed to provide Parent debt financing (as previously defined, the “Debt Financing”) to consummate the transaction contemplated by the merger agreement.

Parent and Merger Sub have agreed to use commercially reasonable efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable to arrange and obtain the Debt Financing and the proceeds therefrom on the terms and conditions described in the Debt Commitment Letter, including using their commercially reasonable efforts to (i) negotiate and execute the definitive agreements with respect to the Debt Financing (as previously defined, the “Definitive Debt Financing Agreements”) at or prior to the date that the closing of the merger is require to be effected; provided, that such Definitive Debt Financing Agreements will not result in any reduction of the aggregate amount of the Debt Financing provided for in the Debt Commitment Letter (including by changing the amount of fees or original issue discount contemplated by the Debt Commitment Letter) to an amount that is less than the amount sufficient to consummate the transactions contemplated by the merger agreement on the closing date; (ii) satisfy on a timely basis all conditions, contingencies and requirements set forth in the Debt Commitment Letter and Definitive Debt Financing Agreements that are within Parent’s and Merger Sub’s control, (iii) comply on a timely basis with all material covenants and other obligations set forth in the Debt Commitment Letter and Definitive Debt Financing Agreements, (iv) pay in a timely manner any commitment or other fees that are or become due and payable under or with respect to the Debt Commitment Letter and the Definitive Debt Financing Agreements, (v) otherwise not terminate the commitment for the Debt Financing set forth in the Debt Commitment Letter, subject to amendments, modifications and replacements permitted under the merger agreement and (vi) if all of the conditions to Parent’s and Merger Sub’s obligations to effect the merger (other than those conditions that by their terms are to be satisfied, subject to the limitations set forth in the last paragraph of this section, at the closing of the merger) have been satisfied, enforce its rights under the Debt Commitment Letter and the Definitive Debt Financing Agreements.

In the event that any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter (including any applicable “flex” terms contained in the related fee letter) or the Definitive Debt Financing Agreements will be withdrawn, terminated or otherwise amended or modified in any respect such that any portion of the Debt Financing becomes unavailable for any reason, then Parent and Merger Sub shall promptly (and in any event within two (2) business days) (i) notify the Company of such unavailability and (ii) use its commercially reasonable efforts to arrange and obtain alternative financing from alternative sources in an amount, which when combined with the available lines of credit, the amount of available cash of Parent and Merger Sub and other sources of available funds, is sufficient to pay all obligations of Parent and Merger Sub hereunder that are required to be paid on the Closing Date and on terms and conditions that are not, in the aggregate, less favorable to Company (as determined in the commercially reasonable judgment of Company) than the terms contemplated by the Debt Commitment Letter in effect on the date hereof, (as previously defined, such alternative financing, “Alternative Financing”) (it being understood and agreed that no such Alternative Financing will expand upon the conditions precedent or contingencies in a manner that would reasonably be expected to (x) be more onerous in any material respect to those conditions contained in the Debt Commitment Letter, (y) prevent or materially delay the closing of the merger, or (z) make the closing of the merger less likely to occur), as promptly as practicable following the occurrence of such event, but, in no event later than the date Parent and Merger Sub are required to consummate the closing under the merger agreement.  If and to the extent that the Debt Financing is supplemented or superseded by any Alternative Financing, the terms “Debt Financing,” “Debt Commitment Letter,” and “Definitive Debt Financing Agreements” will each be deemed to be modified, mutatis mutandis, to also refer to such Alternative Financing and any commitments or definitive agreements with respect thereto and the terms “Debt Financing Sources” and “Debt Source Parties” shall be deemed to be modified, mutatis mutandis, to also include the financing sources for such Alternative Financing. If Parent and Merger Sub proceed with any Alternative Financing, Parent and Merger Sub shall be subject to the same obligations with respect to such Alternative Financing as set forth in the merger agreement with respect to the Debt Financing.

Parent and Merger Sub have agreed to not permit any amendment, supplement or modification to be made to, or to permit any waiver of any provision or remedy under, the Debt Commitment Letter or Definitive Debt Financing Agreements (including any amendment, supplement, modification or waiver that has the effect of changing the amount of fees to be paid or original issue discount) without the Company’s prior written consent, except that Parent and Merger Sub may amend, supplement, waive or otherwise modify the Debt Commitment Letter or Definitive Debt Financing Agreements (including by joining one or more additional lenders or agents as parties thereto) if such amendment, supplement or modification does not result in: (A) an aggregate amount of Debt Financing provided for in the Debt Commitment Letter or Definitive Debt Financing Agreements (including by changing the amount of fees or original issue discount contemplated thereby) that, when combined with the available lines of credit, the amount of available cash of Parent and Merger Sub and other sources of available funds, is less than the amount sufficient to consummate the transactions contemplated by the merger agreement; (B) any expansion or imposition of new conditions or other contingencies that would be reasonably expected to (x) be more onerous in any material respect than those conditions and contingencies contained in the Debt Commitment Letter as in effect on the date of the merger agreement, (y) prevent or materially delay the closing of the merger, or (z) make the closing of the merger less likely to occur; or (C) any amendment or modification of any such conditions or contingencies in a manner adversely affecting the ability of Parent and Merger Sub to consummate the transactions contemplated hereby prior to June 30, 2021.

Parent and Merger Sub have also agreed to keep the Company reasonably apprised (on a reasonably current basis and in reasonable detail) of material developments relating to the Debt Financing and promptly, upon written request of the Company, provide Company copies of any Definitive Debt Financing Agreements or executed commitment letters associated with an Alternative Financing. Without limiting the foregoing, Parent has agreed to notify the Company promptly (and in any event within two (2) business days) if at any time prior to the closing of the merger: (i) the Debt Commitment Letter expires or is terminated for any reason; (ii) Parent or Merger Sub obtains knowledge of any material breach or material default, or any threatened (in writing) material breach or material default, or any event that, with or without notice, lapse of time or both, would (or could reasonably be expected to) give rise to any default or breach, by any party to the Debt Commitment Letter or any definitive document related to the Debt Financing of any provisions of the Debt Commitment Letter or any definitive document related to the Debt Financing, or (iii) if for any reason Parent or Merger Sub believes in good faith that they will not be able to obtain all or any portion of the Debt Financing (but only to the extent that such portion would reduce the amount of Debt Financing) below the amount sufficient to consummate the transactions contemplated hereunder on the terms, in the manner or from the sources contemplated by the Debt Commitment Letter or Definitive Debt Financing Agreements.

In no event will the receipt or availability of the Debt Financing or any other funds or financing by Parent or Merger Sub be a condition to Parent’s and Merger Sub’s obligations to consummate the transactions contemplated by the merger agreement, and in no event will Parent, Merger Sub be required to (i) commence any litigation, arbitration or similar proceeding or seek specific performance against any Debt Source Party and (y) waive any term or condition of the merger agreement.

Financing Cooperation

The Company has agreed to use its commercially reasonable efforts to, and to use commercially reasonable efforts to cause its subsidiaries and its and their respective directors, officers, managers, employees, members and certain representatives to, provide to Parent, at Parent’s sole cost and expense, such customary cooperation as may be reasonably requested by Parent to assist Parent in causing the conditions in the Definitive Debt Financing Agreements to be satisfied and such customary cooperation as is otherwise reasonably requested by Parent solely in connection with obtaining the Debt Financing (provided that nothing in the merger agreement will require such cooperation to the extent that it would unreasonably interfere with the business or operations of the Company), which includes but is not limited to:

(i)senior management of the Company participating, on advance notice, in a customary and reasonable number of meetings, presentations, road shows, due diligence sessions, drafting sessions and sessions with rating agencies, including direct contact between senior management and certain representatives of the Company and its subsidiaries and the Debt Financing Sources;

(ii)reasonably cooperating with the preparation of customary materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents reasonably required in connection with the Debt Financing, and providing reasonable and customary authorization letters to the Debt Financing Sources authorizing the distribution of information to prospective lenders and other financing sources and containing customary information; provided, that any such prospective lenders and financing sources must have agreed to keep such information confidential pursuant to customary confidentiality undertakings with respect to such information (and as to which the Company will be an express beneficiary);

(iii)assisting in the negotiation, execution and delivery of officer’s certificates (including relating to solvency matters of the Company both before and after giving effect to the incurrence of the Debt Financing and the consummation of the transactions contemplated by the merger agreement and such Debt Financing), it being understood that such solvency certificate will not require the applicable officer to address (A) the solvency of any entity other than Parent, any subsidiary of Parent and/or the Company or (B) transactions other than the transactions contemplated by the merger agreement and the Definitive Debt Financing Agreements, credit agreements, indentures, purchase agreements, pledge and security documents, collateral documents and documents facilitating the pledge of collateral for the Debt Financing (including reasonable cooperation in connection with any pay-down or pay-off of the indebtedness of the Company, including the payment of the credit party closing payment amount, and the release of related liens, as applicable); provided, that such documents will not take effect until, and will be conditioned upon the occurrence of, the closing of the merger;

(iv)furnishing Parent and the Debt Financing Sources as promptly as reasonably practicable following written request from the Parent with all consolidated financial statements and other pertinent information related solely to the Company and its subsidiaries and required or otherwise reasonably requested by the Debt Financing Sources, including the financial statements required by the Debt Commitment Letter; provided, that the Company will not be responsible for, the preparation of projections, risk factors and forward-looking statements relating to all or any component of the Debt Financing and pro-forma financial information, including pro-forma cost savings, synergies, capitalization, or other pro-forma adjustments desired to be incorporated into any pro-forma financial information;

(v)permitting the prospective lenders or investors involved in the Debt Financing or their representatives to evaluate, examine or audit the Company and its Subsidiaries, including their respective assets, borrowing base, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements; and

(vi)using commercially reasonable efforts to cooperate in satisfying the conditions precedent set forth in any commitment letters related to the Debt Financing.

Notwithstanding anything to the contrary contained in the merger agreement (i) nothing in the merger agreement will require any cooperation to the extent that it would (A) require the Company or any of its subsidiaries to pay any commitment or other fees or reimburse any expenses that are not contingent upon and due on or after the closing of the merger, or incur any liability or give any indemnities that are not contingent upon and due on or after the closing of the merger, (B) unreasonably interfere with the ongoing business or operations of the Company or any of its subsidiaries, (C) require the Company or any of its subsidiaries to take any action that would conflict with or violate the Company’s or any of its subsidiaries’ organizational documents or any applicable laws, or (D) result in any officer or director of the Company or any of its subsidiaries incurring personal liability with respect to any matters relating to the Debt Financing; and (ii) any action, liability or obligation (including any obligation to pay any commitment or other fees or reimburse any expenses) of the Company or any of its subsidiaries or any of their respective representatives under any certificate, agreement, arrangement, document or instrument relating to the Debt Financing will not be effective until following the closing of the merger.

The Company will and will cause each of its subsidiaries to deliver to Parent promptly (to the extent requested at least five (5) days prior to the closing of the merger), with all documentation and other information reasonably required under applicable “know your customer” and anti-money laundering rules and regulations.

The Company also consents to the use of its logos in connection with the Debt Financing in a manner consistent with other similar debt financings, provided, that such logos are used in a manner that is not intended or reasonably likely to harm or disparage the Company, any of its subsidiaries, or their intellectual property.

In addition, Parent and Merger Sub will (i) promptly, upon request by the Company, reimburse the Company for all out-of-pocket costs and expenses (including attorneys’ fees and accountants’ fees) incurred by Company or any of its affiliates, officers or representatives in connection with the actions and undertakings contemplated by the merger agreement, and (ii) indemnify and hold harmless the Company and its respective affiliates, officers and representatives from and against any and all liabilities suffered or incurred by any of them in connection with the arrangement of any Debt Financing or Alternative Financing.

Closing and Effective Time

Subject to the provisions of the merger agreement, the closing will take place at 10:00 a.m. (Pacific Time) on the day that is no later than the third (3rd) business day following the date on which the last of the conditions to the closing has been satisfied or waived (to the extent permitted by the merger agreement and applicable law) by the party entitled to the benefit of the applicable condition (other than those conditions that by their nature can only be satisfied by action taken at or immediately prior to the closing, but subject to the satisfaction or waiver (to the extent permitted by the merger agreement and applicable law) of those conditions) or at such other date and time as the Company and Parent may agree in writing.

All regulatory authorizations, consents, orders, approvals or waivers required for the merger under the merger agreement have been obtained. Assuming the satisfaction or waiver (to the extent permitted by applicable law) of all closing conditions, including obtaining of the requisite company vote, we anticipate that the merger will be completed during the second calendar quarter of 2021.

Upon the terms and subject to the conditions set forth in the merger agreement, as soon as practicable on the closing date, the parties will (i) cause the certificate of merger to be duly executed and properly filed with the Secretary of State of the State of Delaware as provided under the DGCL and (ii) make any and all other filings, recordings or publications required to be made by the parties under the DGCL in connection with the merger.

The effective time will occur upon the certificate of merger having been duly filed with and accepted by the Secretary of State of the State of Delaware (or at such later time as the Company and Parent may agree in writing and specify in the certificate of merger in accordance with the relevant provisions of the DGCL).

Payment of the Per Share Merger Consideration and Surrender of Shares

Prior to the effective time, Parent will designate a bank or trust company reasonably acceptable to the Company, to serve as paying agent in connection with the merger. Parent will deposit, or cause to be deposited, with the paying agent a cash amount in immediately available funds sufficient to provide all funds necessary for the paying agent to pay the aggregate per share merger consideration in accordance with the merger agreement.

As soon as reasonably practicable after the effective time, and in any event within three (3) business days of the closing date, Parent will cause the paying agent to mail or otherwise provide each stockholder of record of eligible shares that are (A) represented by stock certificates or (B) book-entry shares notice advising such stockholders of the effectiveness of the merger, which notice will include appropriate transmittal materials (including a letter of transmittal) specifying that delivery must be effected, and risk of loss and title to the stock certificates or such book-entry shares must pass, only upon delivery of the stock certificates (or affidavits of loss in lieu of the stock certificates, as provided in the merger agreement) or the surrender of such book-entry shares to the paying agent (which will be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such book-entry shares or such other reasonable evidence, if any, of such surrender as the paying agent may reasonably request) and instructions describing how such stockholder of record may surrender such certificates (or affidavits of loss in lieu of the stock certificates, as provided in the merger agreement) or such book-entry shares to the paying agent in exchange for the portion of the aggregate per share merger consideration to which such stockholder is entitled to receive as a result of the merger pursuant to the merger agreement.

You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal. Holders of book-entry shares will not be required to deliver a certificate or an executed letter of transmittal to the paying agent to receive the per share merger consideration that such holder is entitled to receive as a result of the merger pursuant to the merger agreement.

Upon surrender to the paying agent of eligible shares in accordance with the terms of the merger agreement, the holder of such eligible shares will be entitled to receive in exchange therefor, and Parent will cause the paying agent to pay and deliver to each such stockholder an amount in cash in immediately available funds (after giving effect to any required tax withholdings as provided in the merger agreement) equal to the product obtained by multiplying (1) the number of such eligible shares surrendered by (2) the per share merger consideration. Interest will not be paid or accrued in respect of the per share merger consideration. From the effective time until the surrender or transfer of certificates or book-entry shares, as the case may be, each such certificate or book-entry share will represent only the right to receive in exchange therefor a cash amount (after giving effect to any required tax withholdings) equal to the per share merger consideration.

From and after the effective time, there will be no further transfers of shares of our common stock that were issued and outstanding immediately prior to the effective time. If, after the effective time, any certificate or acceptable evidence of a book-entry share formerly representing any eligible share is presented to the surviving corporation, Parent or the paying agent for transfer or any other reason, it will be canceled and exchanged for the aggregate per share merger consideration to which the stockholder of the certificate is entitled upon the terms and subject to the conditions set forth in the merger agreement.

In the event of a transfer of ownership of any eligible shares represented by a certificate that has not been registered in the transfer records of the Company, or if a holder of shares would like payment of the applicable per share merger consideration to be made to a person other than the person in whose name the surrendered certificate is registered, a check for any cash to be exchanged upon due surrender of the certificate may be issued to such transferee or other person if the certificates formerly representing such eligible shares are properly endorsed and are otherwise in proper form for surrender and are presented to the paying agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable transfer taxes have been paid or are not applicable, in each case, in form and substance, reasonably satisfactory to Parent and the paying agent. Payment of the applicable portion of the aggregate per share merger consideration with respect to book-entry shares will only be made to the person in whose name such book-entry shares are registered in the transfer records of the Company.

If any cash deposited with the paying agent remains unclaimed for twelve (12) months from and after the closing date, such cash will be delivered to Parent (or such other person caused by Parent to deposit such cash, as the case may be) or the surviving corporation, as determined by Parent. Thereafter, holders of eligible shares who have not exchanged their shares in accordance with the merger agreement will be entitled to look only to the surviving corporation for payment of the aggregate per share merger consideration to which such stockholders are entitled pursuant to the merger agreement as a general creditor thereof for such payment (after giving effect to any required tax withholdings).

If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the per share merger consideration (after giving effect to any required tax withholdings) in a form of a check, you will be required to provide an affidavit of the loss, theft or destruction, in a form reasonably acceptable to Parent, and, if required by Parent or the paying agent, post a bond in a customary amount and upon such terms as may be reasonably required by Parent or the paying agent as an indemnity against any claim that may be made against Parent or the surviving corporation with respect to such certificate. These procedures will be described in the letter of transmittal and related instructions that you will receive, which you should read carefully and in their entirety.

Parent, the surviving corporation and the paying agent will be entitled to deduct and withhold, or cause to be deducted and withheld, from the per share merger consideration such amounts as are required to be deducted and withheld with respect to the making of such payment under any tax law. Any sum that is withheld will be remitted to the appropriate taxing authority, and will be treated for all purposes of the merger agreement as having been paid to the holder of shares with regard to whom it is deducted and withheld.

The per share merger consideration paid upon the surrender of certificates or transfer of book-entry shares in accordance with the merger agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the eligible shares formerly represented by the certificates or book-entry shares so surrendered or transferred.

Interests of Certain Persons in the Merger

In considering the recommendation of the Board that you vote to adopt the merger agreement, you should be aware that aside from their interests as Company stockholders, the Company’s directors and executive officers have interests in the merger that are different from, or in addition to, those of Company stockholders generally. Members of the Board were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to Company stockholders that the merger agreement be adopted. These interests are described in more detail below.

Treatment of Outstanding Equity Awards

Company equity awards will be subject to the following treatment:

•

Company Options. At the effective time, each Company option that is outstanding immediately prior to the effective time, whether or not then vested or exercisable, shall be, by virtue of the merger and without any action on the part of the holder thereof, cancelled without payment therefor and shall have no further force or effect.

•

Company RSUs. At the effective time, each Company RSU that is outstanding immediately prior to the effective time will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of common stock subject to such Company RSU; multiplied by (B) $2.00, less any required withholding taxes.

The executive officers remain subject to indefinite confidentiality provisions post-closing.

Employment Agreements

The descriptions below provide information about the payments and other benefits to which each of our named executive officers would be entitled upon a termination of such named executive officer upon a change in control of our Company.

Mr. Stupp

Pursuant to Mr. Stupp’s employment agreement with us, if we terminate Mr. Stupp’s employment at any time other than for cause or if Mr. Stupp terminates his employment at any time for good reason, then Mr. Stupp would be entitled to receive:

i.	an amount equal to six (6) months of Mr. Stupp’s then-current base salary, payable in the form of a salary continuation;
ii.

a pro-rated performance bonus for the fiscal year in which the termination occurs (based on the actual achievement for the full fiscal year and then pro-rated to reflect the number of days of employment during such fiscal year) which will be payable at the same time as performance bonuses are payable to the Company’s other senior executives;

iii.

an additional severance payment equal to one times Mr. Stupp’s average performance bonuses for the prior two completed fiscal years, which will be paid in a lump sum within 60 days of termination of employment;

iv.	continuation of Mr. Stupp’s medical and dental benefits for 6 months or reimbursement for payments by Mr. Stupp to maintain such benefits; and
v.	accelerated vesting of Mr. Stupp’s restricted stock units (or other equity awards).

Mr. Stupp would only be entitled to receive the foregoing benefits if, among other things, he executed, delivered and did not revoke a general release of claims in favor of our Company. Mr. Stupp would not be entitled to any severance if his employment is terminated by death or by disability, if his employment is terminated by him for any reason other than good reason or if his employment is terminated by us for cause, except that if Mr. Stupp’s employment is terminated as a result of his death or disability, then he or his estate would receive a pro‑rated performance bonus based upon the methodology described above and the vesting of Mr. Stupp’s equity awards would accelerate.

Mr. Brink

Pursuant to Mr. Brink’s employment agreement with us, if we terminate Mr. Brink’s employment at any time other than for cause, by death or by disability, then Mr. Brink would be entitled to receive:

i.	a lump sum payment equal to twelve (12) months of Mr. Brink’s then-current base salary;
ii.	a lump sum payment in an amount equal to any guaranteed or earned but unpaid bonus (although no such bonuses were earned in respect of fiscal year 2020);
iii.	a lump sum payment in an amount equal to the costs of the continuation of Mr. Brink’s health coverage under COBRA for twelve (12) months; and
iv.

full vesting of all equity held by Mr. Brink with any performance-based equity vesting at target; provided,  however, that any such equity that constitutes a nonqualified deferred compensation arrangement within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, will be paid or settled in the earliest date coinciding with or following Mr. Brink’s termination that does not result in a violation of or penalties under Section 409A.

Mr. Brink would only be entitled to receive the foregoing benefits if, among other things, he executed, delivered and did not revoke a general release of claims in favor of our Company. Mr. Brink would not be entitled to any severance if his employment is terminated by death or by disability or if his employment is terminated by him for any reason other than as described above.

Mr. Siegel

Pursuant to Mr. Siegel’s employment agreement with us, if we terminate Mr. Siegel’s employment at any time other than for cause, by death or by disability, then Mr. Siegel would be entitled to receive:

i.	twelve (12) months of annualized base salary as salary continuation commencing on the sixtieth (60th) day following Mr. Siegel’s termination;
ii.	a lump sum payment in an amount equal to any guaranteed or earned but unpaid bonus (although no such bonuses were earned in respect of fiscal year 2020);
iii.	continuation of Mr. Siegel’s health coverage under COBRA for twelve (12) months; and
iv.	upon a change in control of the Company, acceleration of vesting of all equity awards held by Mr. Siegel.

Mr. Siegel would only be entitled to receive the foregoing benefits if, among other things, he executed, delivered and did not revoke a general release of claims in favor of our Company. Mr. Siegel would not be entitled to any severance if his employment is terminated by death or by disability or if his employment is terminated by him for any reason other than as described above.

Indemnification and Insurance

Pursuant to the terms of the merger agreement, the Company’s directors and officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a general discussion of the material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) of common stock whose shares are exchanged for cash pursuant to the merger. This discussion does not address U.S. federal income tax consequences with respect to holders other than U.S. holders. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder, judicial opinions and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), each as of the date hereof. These authorities are subject to change or differing interpretations, possibly on a retroactive basis, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is for general information purposes only and does not purport to be a complete analysis of all potential tax consequences. This discussion does not address any tax consequences arising under Medicare contribution tax on net investment income, nor does it address any tax consequences arising under state, local or foreign tax laws or U.S. federal tax laws other than those pertaining to the U.S. federal income tax. This discussion is not binding on the IRS or the courts and, therefore, could be subject to challenge, which could be sustained. No ruling is intended to be sought from the IRS with respect to the merger.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•

a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•

a trust if (1) a court within the United States is able to exercise primary supervision over the trust’s administration, and one or more U.S. persons are authorized to control all substantial decisions of the trust or (2) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

This discussion applies only to U.S. holders of shares of common stock who hold such shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to a U.S. holder in light of its particular circumstances, or that may apply to U.S. holders subject to special treatment under U.S. federal income tax laws (including, for example, insurance companies, dealers or brokers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting, holders subject to the alternative minimum tax, U.S. holders that have a functional currency other than the U.S. dollar, tax-exempt organizations, governmental agencies or instrumentalities, tax-qualified retirement plans, banks and other financial institutions, mutual funds, certain former citizens or former long-term residents of the United States, partnerships (or other entities or arrangements treated as partnerships for U.S. federal income tax purposes), S corporations, or other pass-through entities or investors in such partnerships, S corporations or other pass-through entities, real estate investment trusts, regulated investment companies, U.S. holders who hold shares of common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, U.S. holders who will hold (actually or constructively) an equity interest in Parent immediately after the merger, and U.S. holders who acquired their shares of common stock through the exercise of employee stock options or other compensation arrangements). This discussion also does not address the U.S. federal income tax consequences in respect of dissenting shares.

If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. If you are, for U.S. federal income tax purposes, a partner in a partnership holding shares of common stock, you should consult your tax advisor.

This summary of material U.S. federal income tax consequences is for general information purposes only and is not tax advice. Holders of common stock are urged to consult their own tax advisors to determine the particular tax consequences to them of the merger, including the applicability and effect of the alternative minimum tax, the Medicare contribution tax on net investment income and any other U.S. federal, or state, local, foreign or other tax laws.

The receipt of cash by U.S. holders in exchange for shares of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder who receives cash in exchange for shares of common stock pursuant to the merger will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received and (2) the U.S. holder’s adjusted tax basis in its shares of common stock.

Any such gain or loss will be long-term capital gain or loss if a U.S. holder’s holding period in the shares of common stock surrendered in the merger is greater than one year as of the date of the merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of common stock at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of common stock.

Information Reporting and Backup Withholding

Payments made in exchange for shares of common stock pursuant to the merger may be subject, under certain circumstances, to information reporting and backup withholding at the statutory rate. To avoid backup withholding, a non-corporate U.S. holder that does not otherwise establish an exemption should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9, certifying under penalties of perjury that such U.S. holder is a “United States person” (within the meaning of the Code), that the taxpayer identification number provided is correct and that such U.S. holder is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner. U.S. holders are urged to consult their tax advisors as to the qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

Regulatory Approvals

Upon the terms and subject to the conditions set forth in the merger agreement, the Company and Parent have agreed to cooperate with each other and use (and cause their respective controlled affiliates to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary or advisable on their respective parts under the merger agreement and applicable laws to consummate and make effective the merger and the other transactions contemplated by the merger agreement as promptly as practicable, including (i) preparing and filing, in consultation with the other, as promptly as practicable, with any governmental entity documentation to effect all necessary notices, reports, consents, registrations, approvals, permits, authorizations, expirations of waiting periods and other filings, (ii) obtaining as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any governmental entity in order to consummate the merger and the other transactions contemplated by the merger agreement and (iii) not taking any action that could, or could reasonably be expected to, cause any governmental entity to prevent, delay or impair consummation of the merger.  The Company does not anticipate that any regulatory approvals will be required in connection with the consummation of the Merger.

THE MERGER AGREEMENT

This section describes the material terms of the merger agreement. The description of the merger agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety, as the rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.

Explanatory Note Regarding the Merger Agreement

The merger agreement and this summary are included in this proxy statement to provide you with information regarding its material terms. Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by the Company, Parent, and Merger Sub were made solely to the parties to, and solely for the purposes of, the merger agreement and as of specific dates and were qualified by and subject to important limitations agreed to by the Company, Parent, and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by matters set forth in our confidential disclosure letter delivered to Parent and Merger Sub in connection with the merger agreement (the “Company disclosure letter”) and the confidential disclosure letter Parent and Merger Sub delivered to us in connection with the merger agreement (the “Parent disclosure letter”), which disclosures are not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates.

Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws

Upon the terms and subject to the conditions set forth in the merger agreement, and in accordance with the applicable provisions of the DGCL, at the effective time, Merger Sub will merge with and into the Company, whereupon the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation in the merger and an indirect wholly owned subsidiary of Parent.

At Parent’s request, prior to the closing of the merger, the Company will deliver to Parent written resignations or terminations of any or all officers and directors of the Company and its subsidiaries, in each case effective as of the closing of the merger.

At the effective time, by virtue of the merger, the certificate of incorporation of the Company, as in effect immediately prior to the effective time, will be amended and restated so as to read in its entirety as set forth in Exhibit B of the merger agreement, and, as so amended and restated, will be the certificate of incorporation of the surviving corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law.

At the effective time, the bylaws of Merger Sub as in effect immediately prior to the effective time will be the bylaws of the surviving corporation, except that references to Merger Sub’s name will be replaced with references to the surviving corporation’s name, until thereafter amended in accordance with the terms thereof, the certificate of incorporation of the surviving corporation, or as provided by applicable law.

Following the completion of the merger, our common stock will cease trading on the Pink Sheets and will be deregistered under the Exchange Act and the Company will cease to be publicly traded.

Closing and Effective Time

Subject to the provisions of the merger agreement, the closing will take place at 10:00 a.m. (Pacific Time) on the day that is no later than the third (3rd) business day following the date on which the last of the conditions to the closing has been satisfied or waived (to the extent permitted by the merger agreement and applicable law) by the party entitled to the benefit of the applicable condition (other than those conditions that by their nature can only be satisfied by action taken at or immediately prior to the closing, but subject to the satisfaction or waiver (to the extent permitted by the merger agreement and applicable law) of those conditions) or at such other date and time as the Company and Parent may agree in writing.

All regulatory authorizations, consents, orders, approvals or waivers required for the merger under the merger agreement have been obtained. Assuming the satisfaction or waiver (to the extent permitted by applicable law) of all closing conditions, including obtaining of the requisite company vote, we anticipate that the merger will be completed during the second calendar quarter of 2021.

Upon the terms and subject to the conditions set forth in the merger agreement, as soon as practicable on the closing date, the parties will (i) cause the certificate of merger to be duly executed and properly filed with the Secretary of State of the State of Delaware as provided under the DGCL and (ii) make any and all other filings, recordings or publications required to be made by the parties under the DGCL in connection with the merger.

The merger will become effective upon the filing and acceptance of the certificate of merger with the Secretary of State of the State of Delaware (or at such later time as the Company and Parent may agree in writing and specify in the certificate of merger in accordance with the relevant provisions of the DGCL).

Treatment of Common Stock and Equity Awards

Common Stock. At the effective time, each eligible share will be automatically canceled and will cease to exist, and will be converted into the right to receive, upon the terms and subject to the conditions set forth in the merger agreement, $2.00 in cash, without interest, less any required withholding taxes.

Company Options. At the effective time, each Company option that is outstanding immediately prior to the effective time, whether or not then vested or exercisable, shall be, by virtue of the merger and without any action on the part of the holder thereof, cancelled without payment therefor and shall have no further force or effect.

Company RSUs. At the effective time, each Company RSU that is outstanding immediately prior to the effective time will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of common stock subject to such Company RSU; multiplied by (B) $2.00, less any required withholding taxes.

Surrender and Payment Procedures

Prior to the effective time, Parent will designate a bank or trust company reasonably acceptable to the Company, to serve as paying agent in connection with the merger. Parent will deposit, or cause to be deposited, with the paying agent a cash amount in immediately available funds sufficient to provide all funds necessary for the paying agent to pay the aggregate per share merger consideration in accordance with the merger agreement.

As soon as reasonably practicable after the effective time, and in any event within three (3) business days of the closing date, Parent will cause the paying agent to mail or otherwise provide each stockholder of record of eligible shares that are (A) represented by stock certificates or (B) book-entry shares notice advising such stockholders of the effectiveness of the merger, which notice will include appropriate transmittal materials (including a letter of transmittal) specifying that delivery must be effected, and risk of loss and title to the stock certificates or such book-entry shares must pass, only upon delivery of the stock certificates (or affidavits of loss in lieu of the stock certificates, as provided in the merger agreement) or the surrender of such book-entry shares to the paying agent (which will be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such book-entry shares or such other reasonable evidence, if any, of such surrender as the paying agent may reasonably request) and instructions describing how such stockholder of record may surrender such certificates (or affidavits of loss in lieu of the stock certificates, as provided in the merger agreement) or such book-entry shares to the paying agent in exchange for the portion of the aggregate per share merger consideration to which such stockholder is entitled to receive as a result of the merger pursuant to the merger agreement.

You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal. Holders of book-entry shares will not be required to deliver a certificate or an executed letter of transmittal to the paying agent to receive the per share merger consideration that such holder is entitled to receive as a result of the merger pursuant to the merger agreement.

Upon surrender to the paying agent of eligible shares in accordance with the terms of the merger agreement, the holder of such eligible shares shall be entitled to receive in exchange therefor, and Parent will cause the paying agent to pay and deliver to each such stockholder an amount in cash in immediately available funds (after giving effect to any required tax withholdings as provided in the merger agreement) equal to the product obtained by multiplying (1) the number of such eligible shares surrendered by (2) the per share merger consideration. Interest will not be paid or accrued in respect of the per share merger consideration. From the effective time until the surrender or transfer of certificates or book-entry shares, as the case may be, each such certificate or book-entry share will represent only the right to receive in exchange therefor a cash amount (after giving effect to any required tax withholdings) equal to the per share merger consideration.

From and after the effective time, there will be no further transfers of shares of our common stock that were issued and outstanding immediately prior to the effective time. If, after the effective time, any certificate or acceptable evidence of a book-entry share formerly representing any eligible share is presented to the surviving corporation, Parent or the paying agent for transfer or any other reason, it will be canceled and exchanged for the aggregate per share merger consideration to which the stockholder of the certificate is entitled upon the terms and subject to the conditions set forth in the merger agreement.

In the event of a transfer of ownership of any eligible shares represented by a certificate that has not been registered in the transfer records of the Company, or if a holder of shares would like payment of the applicable per share merger consideration to be made to a person other than the person in whose name the surrendered certificate is registered, a check for any cash to be exchanged upon due surrender of the certificate may be issued to such transferee or other person if the certificates formerly representing such eligible shares are properly endorsed and are otherwise in proper form for surrender and are presented to the paying agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable transfer taxes have been paid or are not applicable, in each case, in form and substance, reasonably satisfactory to Parent and the paying agent. Payment of the applicable portion of the aggregate per share merger consideration with respect to book-entry shares will only be made to the person in whose name such book-entry shares are registered in the transfer records of the Company.

If any cash deposited with the paying agent remains unclaimed for twelve (12) months from and after the closing date, such cash will be delivered to Parent (or such other person caused by Parent to deposit such cash, as the case may be) or the surviving corporation, as determined by Parent. Thereafter, holders of eligible shares who have not exchanged their shares in accordance with the merger agreement will be entitled to look only to the surviving corporation for payment of the aggregate per share merger consideration to which such stockholders are entitled pursuant to the merger agreement as a general creditor thereof for such payment (after giving effect to any required tax withholdings).

If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the per share merger consideration (after giving effect to any required tax withholdings) in a form of a check, you will be required to provide an affidavit of the loss, theft or destruction, in a form reasonably acceptable to Parent, and, if required by Parent or the paying agent, post a bond in a customary amount and upon such terms as may be reasonably required by Parent or the paying agent as an indemnity against any claim that may be made against Parent or the surviving corporation with respect to such certificate. These procedures will be described in the letter of transmittal and related instructions that you will receive, which you should read carefully and in their entirety.

Parent, the surviving corporation and the paying agent will be entitled to deduct and withhold, or cause to be deducted and withheld, from the per share merger consideration such amounts as are required to be deducted and withheld with respect to the making of such payment under any tax law. Any sum that is withheld will be remitted to the appropriate taxing authority, and will be treated for all purposes of the merger agreement as having been paid to the holder of shares with regard to whom it is deducted and withheld.

The per share merger consideration paid upon the surrender of certificates or transfer of book-entry shares in accordance with the merger agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the eligible shares formerly represented by the certificates or book-entry shares so surrendered or transferred.

Credit Party Closing Payment; PPP Escrow

At the effective time, in full satisfaction of all outstanding principal and interest due under subordinated notes held by the Credit Parties (estimated to be approximately $15.2 million), who are also stockholders and affiliates of the Company, Parent will pay to the Credit Parties $7,650,000, subject to downward adjustment depending on the status of the forgiveness of the Company’s outstanding loan under the Paycheck Protection Program (the “PPP Loan”).

If prior to the closing of the merger, the Company has not received a formal written determination by the United States Small Business Administration (the “SBA”), other applicable governmental entity or the PPP Lender regarding final approval of forgiveness of the PPP Loan as determined by the  SBA (the “PPP Forgiveness Notice”), Parent will deposit the amount outstanding under the PPP Loan as of the closing date with Bank of America, N.A. (“the PPP Loan Escrow Agent”) under the PPP Loan Escrow Agreement, dated as of the closing date, by and among the Credit Party Representative and the PPP Loan Escrow Agent (the “PPP Loan Escrow Agent”) in order to secure potential liabilities of the Company that may arise as a result of the failure of the Company to receive forgiveness of the PPP Loan.

In addition to the payment due to the Credit Parties at closing, Parent will fund an escrow account at closing in the amount of $2,250,000 less the amount, if any, of interest that accrues under the Company’s senior credit facility from and after April 1, 2021, and less the amount, if any, of the estimated indebtedness as of immediately prior to closing in excess of $50,378,162.  The merger agreement provides that some, none or all of that escrow may be released to the Credit Parties pursuant to a settlement process set forth in the merger agreement that commences on or around February 15, 2022.

Representations and Warranties

Representations and Warranties of the Company

We made customary representations and warranties in the merger agreement with respect to the Company and its subsidiaries that are subject, in many cases, to specified exceptions and qualifications contained in the merger agreement, in the Company disclosure letter delivered in connection with the merger agreement or in certain reports filed with the SEC. These representations and warranties were generally made as of the date of the merger agreement and/or as of the closing, and relate to, among other things:

•	our and our subsidiaries’ due organization, existence, good standing, qualification and corporate power and authority to carry on our and their businesses;

•	the capitalization of the Company and its subsidiaries;
•

our corporate power and authority to execute the merger agreement, including as it relates to the performance of our obligations to consummate the merger and the other transactions contemplated by the merger agreement, subject, in the case of the consummation of the merger, to obtaining of the requisite company vote, and the enforceability of the merger agreement against the Company;

•

resolutions by the Board (i) approving and declaring advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement, (ii) declaring that it is in the best interests of the Company that the Company enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement on the terms and subject to the conditions set forth in the merger agreement, (iii) directing that the adoption of the merger agreement be submitted to a vote at the special meeting to be held as required by the merger agreement provision governing the special meeting and (iv) recommending that the stockholders of shares of common stock adopt the merger agreement, which resolutions, except to the extent expressly permitted by the merger agreement provision governing the special meeting, have not been rescinded, modified or withdrawn in any way;

•	no further corporate action being required by the Board in order for the Company to approve the merger agreement or the transactions contemplated by the merger agreement, including the merger;
•

required filings and authorizations, consents or approvals of governmental authorities and other third parties in connection with our execution, delivery and performance under the merger agreement or the consummation of the merger and the other transactions contemplated by the merger agreement;

•

no violation of, or default under, the organizational documents of the Company or any of its subsidiaries, no required consent or other action by any person, no default or loss of any benefit under any contract, no creation or imposition of any encumbrance and no conflict with or violation of any law, each in connection with our execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated by the merger agreement;

•

the Company’s and its subsidiaries’ compliance with applicable laws, including the Sarbanes-Oxley Act, the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§ 78dd1, et seq.), and all rules and regulations promulgated thereunder, other anti-bribery laws and export and sanctions regulations, and the possession by the Company and its subsidiaries of all licenses or other authorizations or approvals from governmental authorities necessary for the lawful conduct of the business of the Company and its subsidiaries;

•	our SEC filings since January 31, 2018 and the financial statements included therein and our disclosure controls and procedures and internal controls over financial reporting;
•	the absence of undisclosed liabilities that would reasonably be expected to have a material adverse effect on the Company;
•	the absence of certain legal proceedings, investigations and governmental orders against the Company or any of its subsidiaries;
•	our conduct of business in the ordinary course from October 31, 2020, through the date of the merger agreement;
•

the absence since October 31, 2020, of certain changes, including any event, change, development, circumstance, fact or effect materially adverse to the financial condition, assets, liabilities, business operations or results of operations of the Company and its subsidiaries (taken as a whole) that individually or in the aggregate, has had, or would be reasonably expected to have, a material adverse effect;

•	matters relating to material contracts of the Company and its subsidiaries;
•	matters relating to employee benefit plans of the Company and its subsidiaries;
•	labor matters relating to the Company and its subsidiaries;
•	environmental matters relating to the Company and its subsidiaries;
•	tax matters relating to the Company and its subsidiaries;
•	the owned real property and leased real property of the Company and its subsidiaries;
•	intellectual property matters relating to the Company and its subsidiaries;
•	matters relating to the practices of the Company and its subsidiaries regarding information technology, data privacy and cybersecurity;
•	matters relating to the insurance policies of the Company and its subsidiaries;

•

the inapplicability of anti-takeover laws enacted under U.S. state or federal law to the merger agreement or the transactions contemplated thereby, and the absence of any stockholder rights plan, “poison pill,” anti-takeover plan or other similar agreement or plan to which the Company is a party or is otherwise bound;

•	the absence of any undisclosed broker’s or finder’s fees;
•	the opinion of Houlihan Lokey received in connection with the merger;
•	the absence of transactions between the Company or any of its subsidiaries, on the one hand, and related parties, on the other hand; and
•	the absence of any other express or implied representation or warranty by the Company or any other person with respect to the Company or any of its affiliates.

Material Adverse Effect

Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a “material adverse effect,” which means any event, occurrence, fact, effect, development, condition or change that, individually or in the aggregate, is, or could reasonably be expected to become, materially adverse to: (a) the business, properties, liabilities, results of operations, condition (financial or otherwise), or assets of the Company and its subsidiaries, taken as a whole or (b) the ability of the Company to consummate the transactions contemplated by the merger agreement on a timely basis; provided, however, in the case of clause (a) a material adverse effect will not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to, or resulting from:

(i)	changes generally affecting the economy, financial or securities markets, or political conditions;
(ii)	the announcement or pendency of the transactions contemplated by the merger agreement;
(iii)	any changes applicable law or GAAP or other applicable accounting standards;
(iv)	acts of war, sabotage, terrorism, or military actions, or the escalation thereof;
(v)	natural disasters, weather conditions, epidemics, pandemics, or disease outbreaks (excluding the COVID-19 virus), public health emergencies, or other force majeure events;
(vi)	general conditions in the industry in which the Company and its subsidiaries operate;
(vii)

any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a material adverse effect, to the extent permitted by this definition);

(viii)

any change, in and of itself, in the market price or trading volume of the Company’s securities (it being understood that the facts or occurrences giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a material adverse effect, to the extent permitted by this definition);

(ix)	the effect of any action taken by Parent or its affiliates with respect to the transactions contemplated by the merger agreement or with respect to the Company; or
(x)

the effect of any action taken, or failed to be taken, by the Company or its subsidiaries that is expressly required by the merger agreement to be taken or not taken by such person or its subsidiaries, or, is taken or not taken at the express written direction of Parent.

except, in the case of clauses (i), (iii), (iv), (v) and (vi), any such effect will be taken into account in determining whether a material adverse effect has occurred if it has a materially disproportionate adverse effect on the Company, taken as a whole, relative to others in the industries in which affected businesses of the Company operates in respect of the business conducted in such industries.

Representations and Warranties of Parent and Merger Sub

The merger agreement also contains customary representations and warranties made by Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. The representations and warranties of Parent and Merger Sub relate to, among other things:

•	their due organization, existence, good standing and authority to carry on their businesses;
•

their corporate power and authority related to the merger agreement, including their power to consummate the merger agreement, perform their obligations under the merger agreement and consummate the transactions contemplated by the merger agreement, and the enforceability of the merger agreement against them;

•

required filings and authorizations and consents and approvals of governmental authorities or other third parties in connection with the execution, delivery and performance by Parent and Merger Sub of the merger agreement and the consummation by Parent and Merger Sub of the merger and other transactions contemplated by the merger agreement;

•

no violation of, or default under, the organizational documents of, Parent or any of its subsidiaries, no required consent or other action by any person, no default or loss of any benefit under any contract, no creation or imposition of any encumbrance and no conflict with or violation of any law, each in connection with our execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated by the merger agreement;

•

the absence of certain legal proceedings and governmental orders against Parent or any of its subsidiaries, except as would not, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by the merger agreement;

•	that in the past three (3) years, none of Parent Merger Sub or any of its subsidiaries was an “interested stockholder” as defined in Section 203 of the DGCL;
•

that Parent and its controlled affiliates will have sufficient cash, available lines of credit or other sources of funds at the closing to consummate the transactions contemplated by the merger agreement, and that Parent and its controlled affiliates have the financial resources and capabilities to fully perform all of Parent’s and Merger Sub’s obligations under the merger agreement;

•	the absence of any undisclosed broker’s or finder’s fees;
•	the absence of any other express or implied representation or warranty by Parent, Merger Sub or any other person with respect to Parent, Merger Sub or any of their respective affiliates; and
•

that none of Parent, Merger Sub or any of their respective affiliates or representatives is relying on, or has relied on, any representation or warranty of the Company that is not expressly set forth in the merger agreement.

The representations and warranties in the merger agreement of each of the Company, Parent, and Merger Sub will not survive the consummation of the merger or the termination of the merger agreement pursuant to its terms.

Conduct of Our Business Pending the Merger

We have agreed that, until the effective time, we will, and we will cause each of our subsidiaries to, except as expressly contemplated by the merger agreement or as required by applicable law or with the prior written consent of Parent, conduct our business in the ordinary course of business, to use our reasonable best efforts to preserve substantially intact our and our subsidiaries’ business organization, operations and goodwill, to keep available the services of our and our subsidiaries’ current officers and employees, to preserve our and our subsidiaries’ present relationships with customers, suppliers, distributors, licensors, licensees, and other persons having business relationships with us and to preserve the possession, control and conditions of our and our subsidiaries’ assets. Without limiting the generality of the foregoing, until the effective time, except as otherwise expressly contemplated by the merger agreement, as set forth in the Company Disclosure Letter, or as required by applicable law, we have agreed to not, nor may any of our subsidiaries, without the prior written consent of Parent:

•	adopt or propose any change in organizational documents;
•

(i) split, combine, subdivide, or reclassify any of our or our subsidiaries’ securities, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any of our or our subsidiaries’ securities, or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any contract with respect to the voting of, any shares of our capital stock (other than dividends from our direct or indirect wholly-owned subsidiaries);

•

issue, sell, grant, pledge, dispose of, or encumber any of our or our subsidiaries’ securities, other than (i) the issuance of shares of our common stock upon the exercise of any Company equity award outstanding as of the date of the merger agreement in accordance with its terms, or (ii) the issuance of shares of our common stock upon exercise of any warrant that is outstanding as of the date of the merger agreement;

•

except as required by applicable law or by any Company employee plan or contract in effect as of the date of the date of the merger agreement and set forth therein (a) of the Company Disclosure Letter (i) increase the compensation or benefits payable or that could become payable by the us or any of our subsidiaries to directors, officers, or employees, other than increases in base compensation to non-officer employees with an annual base salary of not more than $100,000 in the ordinary course of business consistent with past practice not to exceed two percent (2%) per individual, (ii) promote any officers or employees, except to replace an officer or employee who is terminated or resigns after the date of the merger agreement (iii) terminate (other than for “cause”) the employment of any officers or employees with annual base compensation of $100,000 or greater, (iv) hire or engage any new officers or employees with annual base compensation of $100,000 or greater, (v) establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any Company employee plans or any plan, agreement, program, policy, trust, fund, or other arrangement that would be a Company employee plans if it were in existence as of the date of the merger agreement, or make any contribution to any Company employee plan, other than contributions required by law, the terms of such Company employee plans as in effect on the date of the merger agreement, or (vi) accelerate the vesting or payment of any compensation or benefits of any officer or employee;

•	enter, amend or terminate into any collective bargaining agreement or other agreement with a labor union or labor organization;
•

acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or person or division thereof or any material assets or make any loans, advances, or capital contributions to or investments in any person;

•

(i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any lien (other than a permitted lien), any assets, including the capital stock or other equity interests in any subsidiary of the Company; provided, that the foregoing will not prohibit the Company and its subsidiaries from transferring, selling, leasing, or disposing of obsolete equipment or assets being replaced, or granting non-exclusive licenses under our intellectual property, in each case in the ordinary course of business, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

•

repurchase, prepay, or incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person, enter into any “keep well” or other contract to maintain any financial statement condition of any other person (other than any wholly-owned subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in connection with the financing of ordinary course trade payables consistent with past practice;

•

enter into or amend, renew, or otherwise modify in any material respect, or terminate or consent to the termination of (other than at its stated expiry date), or request, decline, or grant any material consent, option, or waiver under any Company material contract or any lease or any other Contract or lease that, if in effect as of the date of the merger contract would constitute a Company material contract or lease;

•

institute, settle, compromise, release, waive or abandon any threatened or pending legal action having a value, individually or in the aggregate, exceeding $100,000, other than any legal action brought against Parent or Merger Sub arising out of a breach or alleged breach of the merger agreement by Parent or Merger Sub;

•	make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable law;
•

(i) settle or compromise any material tax claim, audit, or assessment for an amount materially in excess of the amount reserved or accrued on the unaudited balance sheet of the Company dated as of October 31, 2020 (or most recent consolidated balance sheet included in the Company SEC filings since January 31, 2018), (ii) make or change any material tax election, change any annual tax accounting period, or adopt or change any method of tax accounting, (iii) amend any material tax Returns or file claims for material tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material tax refund, offset or other reduction in tax liability or consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment relating to the Company or its subsidiaries;

•	enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar contract with respect to any joint venture, strategic partnership, or alliance;
•

except in connection with actions permitted by the merger agreement, take any action to exempt any person from, or make any acquisition of securities of the Company by any person not subject to, any state takeover statute or similar statute or regulation that applies to Company with respect to a takeover proposal or otherwise, including the restrictions on “business combinations” set forth in Section 203 of the DGCL, except for Parent, Merger Sub, or any of their respective subsidiaries or affiliates, or the transactions contemplated by the merger agreement;

•

abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any material Company intellectual property, or grant any right or license to any material Company intellectual property other than pursuant to non-exclusive licenses entered into in the ordinary course of business;

•

terminate or modify in any material respect, or fail to keep in force, any insurance policy or replacement or revised policy providing insurance coverage with respect to the assets, operations and activities of the Company or any of its subsidiaries in such amount and scope of coverage as are currently in effect;

•	make aggregate capital expenditures in excess of $100,000 other than as set forth in the Company’s budget provided to Parent prior to the date of the merger agreement;
•	authorize, adopt or implement a plan of complete or partial liquidation or dissolution of the Company;
•	cancel any material indebtedness owed to the Company or any of its subsidiaries or waive any claims or rights of substantial value, in each case other than in the ordinary course of business; or
•	agree or commit or authorize any other person to do any of the foregoing.

Nothing contained in the merger agreement will give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s operations prior to the effective time. Prior to the effective time, the Company will exercise, subject to and consistent with the terms and conditions of the merger agreement, complete control and supervision over its operations.

No Solicitation of Acquisition Proposals; Board Recommendation Changes

No Solicitation

Until the effective time or earlier termination of the merger agreement in accordance with its terms, and subject to certain exceptions, the Company has agreed that we will, and will cause our subsidiaries, directors, executive officers and controlled affiliates, and will instruct our other representatives to:

•

immediately cease any activities, solicitations, discussion or negotiations with a third party with respect to an acquisition proposal or a proposal that would reasonably be expected to lead to an acquisition proposal;

•	terminate access to any physical or electronic data room relating to the Company for any such acquisition proposal; and
•	request the prompt return or destruction of any confidential information, documents and materials provided to any third party in connection with an acquisition proposal.

The Company and its subsidiaries, executive officers and directors also agreed to enforce the provisions of any standstill agreement or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries and to use our reasonable best efforts to enforce any confidentiality provisions or provisions of similar effect to which the Company or any of its subsidiaries is a party or a beneficiary in connection with an acquisition proposal.

In addition to the foregoing, until the effective time or earlier termination of the merger agreement in accordance with its terms, and subject to certain exceptions, the Company has agreed that it will not, and will cause its subsidiaries, and each of our respective directors, executive officers or controlled affiliates, and will instruct any other representatives and other employees not to, directly or indirectly:

•

initiate, solicit, cause, propose or knowingly encourage, assist or facilitate any inquiry, proposal or offer with respect to, or the making, submission or announcement of any acquisition proposal or any inquiry, proposal or request for information that would reasonably be expected to lead to, or result in, an acquisition proposal;

•

engage in, conduct, continue, respond to or otherwise participate in any discussions or negotiations with respect to any acquisition proposal or any inquiry, proposal, offer or request for information that would reasonably be expected to lead to, or result in, an acquisition proposal;

•

disclose or furnish any non-public information or data concerning the Company or its subsidiaries to any person in connection with any acquisition proposal or any inquiry, proposal, offer or request for information that would reasonably be expected to lead to, or result in, an acquisition proposal;

•

afford access (other than customer access to retail locations in the ordinary course of business and except pursuant to Section 220 of the DGCL) to the business, properties, assets, books or records of the Company or any of its subsidiaries to any person in connection with any acquisition proposal or any inquiry, proposal, offer or request for information that would reasonably be expected to lead to, or result in, an acquisition proposal;

•

recommend, authorize, approve, adopt, endorse, declare advisable (or make any public statement recommending, authorizing, approving, adopting, endorsing or declaring advisable) or enter into any alternative acquisition agreement;

•	amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries;
•	approve any transaction, or any person becoming an “interested stockholder,” under Section 203 of the DGCL;
•

enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, memorandum of understanding, or other contract relating to any acquisition proposal; or

•	resolve, agree, authorize or commit to do any of the foregoing.

“Acquisition proposal” means any inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any person or group (other than Parent and its subsidiaries, including Merger Sub), relating to any transaction or series of related transactions (other than the transactions contemplated by the merger agreement), involving any: (a) direct or indirect acquisition of assets of the Company or its subsidiaries (including any voting equity interests of subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 15% or more of the fair market value of the Company’s and its subsidiaries’ consolidated assets or to which 15% or more of the Company’s and its subsidiaries’ net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 15% or more of the voting equity interests of the Company or any of its subsidiaries whose business constitutes 15% or more of the consolidated net revenues, net income, or assets of the Company and its subsidiaries, taken as a whole; (c) tender offer or exchange offer that if consummated would result in any person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 15% or more of the voting power of the Company; (d) merger, consolidation, other business combination, or similar transaction involving the Company or any of its subsidiaries, pursuant to which such person or group (as defined in Section 13(d) of the Exchange Act) would own 15% or more of the consolidated net revenues, net income, or assets of the Company, and its subsidiaries, taken as a whole; (e) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of the Company or one or more of its subsidiaries which, individually or in the aggregate, generate or constitute 15% or more of the consolidated net revenues, net income, or assets of the Company and its subsidiaries, taken as a whole; or (f) any combination of the foregoing.

Non-Solicitation Exceptions

If, prior to the time, but not after, the requisite company vote is obtained, the Company receives an unsolicited, bona fide written acquisition proposal from a person and only if the Company did not violate the non-solicitation of acquisition proposals provisions with respect to such person, the Company may (acting upon the recommendation of the Board) in accordance with the terms of the merger agreement:

•

provide non-public information concerning the Company and its subsidiaries to the person who made such acquisition proposal; provided that substantially concurrently (but in any event within twenty-four (24) hours after the provision of such information or data), the Company must make available to Parent any such information or data the Company provides to any such person that was not previously made available to Parent and that, prior to furnishing any such information, the Company must receive from the person making such acquisition proposal an executed confidentiality agreement with terms that are at least as restrictive on the other party as the terms of Parent’s confidentiality agreement with the Company are on Parent; and

•	engage or otherwise participate in any discussions or negotiations with any such person regarding such acquisition proposal;

if, and only if, prior to taking any of the foregoing actions, (i) the Board determines in good faith (after consultation with its legal advisor) that (A) based on the information then available and after consultation with Houlihan Lokey that such acquisition proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal and (B) based on the information then available, including the terms and conditions of such acquisition proposal and those of the merger agreement, failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law; and (ii) prior to engaging or otherwise participating in any such discussions or negotiations with or furnishing any information to such person, the Company gives Parent written notice as described below.

“Superior proposal” means an unsolicited, bona fide and written acquisition proposal (except that, for purposes of this definition, each reference in the definition of “acquisition proposal” to “15%” shall be “50%”) that the Board determines in good faith, after consultation with outside counsel and Houlihan Lokey, (i) is more favorable from a financial point of view to the holders of common stock than the transactions contemplated by the merger agreement, taking into account all factors that the Board deems relevant and (ii) is reasonably likely to be completed on the terms proposed, taking into account all legal, financial, regulatory and other aspects of such proposal; provided that such acquisition proposal was not obtained or made as a direct or indirect result of a breach of the merger agreement.

Notification to Parent

The Company must promptly (and in any event within twenty-four (24) hours) notify Parent in writing of any acquisition proposal, any inquiry that could reasonably be expected to lead to an acquisition proposal, any request for non-public information relating to the Company or any of its subsidiaries or for access to the business, properties, assets, books, or records of the Company or any of its subsidiaries by any third party. In such notice, the Company must identify the third party making, and provide a summary of the material terms and conditions of, any such acquisition proposal, indication or request and provide to Parent as soon as practicable after receipt or delivery thereof copies of all correspondence and other written and electronic material exchanged between the Company or any of its subsidiaries and any person that describes any of the material terms or conditions of any acquisition proposal. The Company must then keep Parent reasonably informed, on a prompt basis, of the status and material terms of any such acquisition proposal, indication or request. The Company must promptly provide Parent any non-public information concerning the Company’s and any of its subsidiary’s business, present or future performance, financial condition, or results of operations, provided to any third party, and, to the extent such information has not been previously provided to Parent, copies of such information. The Company agreed that it will not, and will cause its subsidiaries not to, enter into any confidentiality agreement subsequent to the date of the merger agreement that prohibits the Company from providing to Parent such material terms and conditions and other information.

Change of Recommendation or Termination of the Merger Agreement

Subject to certain exceptions, the Board may not effect a “change of recommendation,” which means any of the following actions:

•

withhold, withdraw, qualify, amend or modify (or publicly propose or resolve to withhold, withdraw, qualify, amend or modify) the Board’s recommendation to stockholders with respect to the merger in any manner adverse to Parent or Merger Sub;

•

following the date any acquisition proposal or any material modification thereto is first made public or sent or given to stockholders of the Company, fail to issue a press release publicly reaffirming the Board’s recommendation to stockholders to adopt the merger agreement within five (5) business days (or, if earlier, prior to the special meeting) following Parent’s written request to do so (which request may only be made once with respect to any such acquisition proposal, except that Parent may make an additional request after any material change in the terms of such acquisition proposal);

•

following the commencement of any tender or exchange offer relating to the securities of the Company, fail to issue a press release publicly announcing within ten (10) business days of such commencement that the Company recommends rejection of such tender or exchange offer and reaffirming the Board’s recommendation with respect to the merger;

•

fail to include the Board’s recommendation to stockholders to adopt the merger agreement in the proxy statement or make or authorize the making of any public statement (oral or written) that has the substantive effect of a withdrawal, qualification or modification of such recommendation;

•

approve or recommend, or propose publicly to approve or recommend, any acquisition proposal or proposal reasonably expected to lead to an acquisition proposal or approve or recommend, or publicly declare advisable or publicly propose, to enter into, or enter into, any alternative acquisition agreement;

•	except as expressly permitted by, and after compliance with, the terms of the merger agreement, cause or permit the Company to enter into an alternative acquisition agreement; or
•	agree, authorize or commit to do any of the foregoing.

Nevertheless, the Board may:

•

effect a change of recommendation prior to the time the requisite company vote is obtained, if a written acquisition proposal that the Board determines in good faith (after consultation with outside legal counsel) is bona fide and that did not arise from or in connection with a breach of the Company’s non-solicitation obligations is received by the Company and not withdrawn prior to the change of recommendation and, the Board determines, after consultation with outside legal counsel and Houlihan Lokey, that such acquisition proposal constitutes a superior proposal, and the Board has determined in good faith, after consultation with outside legal counsel and Houlihan Lokey, that failure to effect a change of recommendation would reasonably be likely to be inconsistent with the directors’ fiduciary duties under applicable law; or

•

take action to terminate the merger agreement pursuant to, and in accordance with, the termination provision relating to the entrance into an alternative acquisition agreement with respect to a written acquisition proposal that the Board determines in good faith (after consultation with outside legal counsel) is bona fide and that did not arise from or in connection with a breach of the Company’s non-solicitation obligations and that the Board determines in good faith, after consultation with outside legal counsel and Houlihan Lokey, that (1) such acquisition proposal constitutes a superior proposal and (2) failure to effect a change of recommendation would reasonably be likely to be inconsistent with the directors’ fiduciary duties under applicable law;

in either case, provided, however, that such change of recommendation or action to terminate the merger agreement may not be made unless (i) the Company promptly notifies Parent, in writing, at least three (3) business days before making such change of recommendation or action to terminate the merger agreement, of its intention to take such action with respect to a superior proposal, which notice shall state expressly that the Company has received an acquisition proposal that the Board intends to declare a superior proposal and that the Board intends to effect such change of recommendation or action to terminate the merger agreement; (ii) the Company specifies the identity of the party making the superior proposal and the material terms and conditions thereof in such notice and includes an unredacted copy of the acquisition proposal and attaches to such notice the most current version of any proposed agreement (which version shall be updated on a prompt basis) for such superior proposal and any related documents, including financing documents, to the extent provided by the relevant party in connection with the superior proposal; (iii) the Company and its representatives during the three (3) business day period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of the merger agreement so that such acquisition proposal ceases to constitute a superior proposal, if Parent, in its discretion, proposes to make such adjustments; and (iv) the Board determines in good faith, after consulting with outside legal counsel and Houlihan Lokey, that (A) such acquisition proposal continues to constitute a superior proposal after taking into account any adjustments made by Parent during the three (3) business day period in the terms and conditions of the merger agreement and (B) the failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law.

The Special Meeting

The Company is required to take all action necessary, in accordance with applicable law and its organizational documents, to take all action necessary to establish a record date, duly call, give notice of, convene and hold a special meeting of the Company’s stockholders as promptly as practicable (but in no event later than thirty-five (35) days) after the SEC confirms that it has no further comments on the proxy statement or that it does not intend to review the proxy statement, to secure the requisite company vote in respect of the approval of the merger and the adoption of the merger agreement, and to cause such vote to be taken. The Company may not postpone, recess or adjourn the special meeting unless:

•

at the time the special meeting is originally scheduled, there are insufficient shares of our common stock represented (either in person or by proxy) in order to establish a quorum or to obtain the requisite company vote, in which case, the Company may postpone or adjourn the special meeting by no more than ten (10) days in connection with any one (1) adjournment, postponement or recess and no more than a total of ninety (90) days from the original date;

•

provided that, the Company must, and must instruct its proxy solicitor to, use reasonable best efforts to, solicit as promptly as practicable the presence, in person or by proxy, of a quorum, but must only be obligated to do so in the absence of the change of recommendation and until there are a sufficient number of shares of our common stock present or represented to obtain such a quorum, and in no event more than ten (10) days after the date originally scheduled for the special meeting;

•

provided, further, that the Company must, at Parent’s instruction, postpone or adjourn the special meeting if there are not sufficient votes in person or by proxy to approve the merger proposal to allow reasonable time (but in no event more than twenty (20) days) for the solicitation of proxies for the purpose of obtaining of the requisite company vote;

•

the Board has determined in good faith (after consultation with outside legal counsel) that it is necessary under applicable law to comply with the requirements made by the SEC or other applicable law with respect to the proxy statement or that failure to take such action would be inconsistent with the Company’s directors’ fiduciary duties under applicable law, in which case, the Company may adjourn or postpone the special meeting by no more than ten (10) business days or such other amount of time reasonably agreed by the Company and Parent to be necessary to comply with applicable law; or

•	it has Parent’s prior consent to do so.

Moreover, the Company must establish the earliest reasonable record date for the special meeting, subject to compliance with applicable rules and law, which may not be changed without Parent’s prior written consent.

The Company has agreed that the Board will recommend adoption of the merger agreement to the Company’s stockholders. Any change of recommendation by the Board does not affect the Company’s obligation under the merger agreement to hold the special meeting and submit the merger agreement to the Company’s stockholders for adoption described herein.

In addition, under the merger agreement, Parent agreed that, at the special meeting, any adjournment thereof or any other meeting of the stockholders of the Company in connection with the merger, Parent will vote, and cause to be voted, any shares of common stock owned by it or any of its affiliates, as of the record date of such special meeting, in favor of the adoption of the merger agreement, the approval of the merger, and the approval of any actions required in furtherance thereof and against any proposal that could, or could reasonably be expected to prevent, delay or impair consummation of the merger.

Financing of the Merger

Financing

Parent and Capital Dynamics, Inc., (as previously defined, together with its affiliates and funds, and any other person that has committed to become a lender in respect of any definitive debt financing agreement, the “Debt Financing Sources” and, together with certain of their representatives and affiliates, the “Debt Source Parties”) have entered into a commitment letter (as previously defined, the “Debt Commitment Letter”) pursuant to which the Debt Financing Sources have committed to provide Parent debt financing (as previously defined, the “Debt Financing”) to consummate the transaction contemplated by the merger agreement.

Parent and Merger Sub have agreed to use commercially reasonable efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable to arrange and obtain the Debt Financing and the proceeds therefrom on the terms and conditions described in the Debt Commitment Letter, including using their commercially reasonable efforts to (i)

negotiate and execute the definitive agreements with respect to the Debt Financing (as previously defined, the “Definitive Debt Financing Agreements”) at or prior to the date that the closing of the merger is require to be effected; provided, that such Definitive Debt Financing Agreements will not result in any reduction of the aggregate amount of the Debt Financing provided for in the Debt Commitment Letter (including by changing the amount of fees or original issue discount contemplated by the Debt Commitment Letter) to an amount that is less than the amount sufficient to consummate the transactions contemplated by the merger agreement on the closing date; (ii) satisfy on a timely basis all conditions, contingencies and requirements set forth in the Debt Commitment Letter and Definitive Debt Financing Agreements that are within Parent’s and Merger Sub’s control, (iii) comply on a timely basis with all material covenants and other obligations set forth in the Debt Commitment Letter and Definitive Debt Financing Agreements, (iv) pay in a timely manner any commitment or other fees that are or become due and payable under or with respect to the Debt Commitment Letter and the Definitive Debt Financing Agreements, (v) otherwise not terminate the commitment for the Debt Financing set forth in the Debt Commitment Letter, subject to amendments, modifications and replacements permitted under the merger agreement and (vi) if all of the conditions to Parent’s and Merger Sub’s obligations to effect the merger (other than those conditions that by their terms are to be satisfied at the closing of the merger) have been satisfied, subject to the limitations set forth in the last paragraph of this section, enforce its rights under the Debt Commitment Letter and the Definitive Debt Financing Agreements.

In the event that any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter (including any applicable “flex” terms contained in the related fee letter) or the Definitive Debt Financing Agreements will be withdrawn, terminated or otherwise amended or modified in any respect such that any portion of the Debt Financing becomes unavailable for any reason, then Parent and Merger Sub shall promptly (and in any event within two (2) business days) (i) notify the Company of such unavailability and (ii) use its commercially reasonable efforts to arrange and obtain alternative financing from alternative sources in an amount, which when combined with the available lines of credit, the amount of available cash of Parent and Merger Sub and other sources of available funds, is sufficient to pay all obligations of Parent and Merger Sub hereunder that are required to be paid on the Closing Date and on terms and conditions that are not, in the aggregate, less favorable to Company (as determined in the commercially reasonable judgment of Company) than the terms contemplated by the Debt Commitment Letter in effect on the date hereof, (as previously defined, such alternative financing, “Alternative Financing”) (it being understood and agreed that no such Alternative Financing will expand upon the conditions precedent or contingencies in a manner that would reasonably be expected to (x) be more onerous in any material respect to those conditions contained in the Debt Commitment Letter, (y) prevent or materially delay the closing of the merger, or (z) make the closing of the merger less likely to occur), as promptly as practicable following the occurrence of such event, but, in no event later than the date Parent and Merger Sub are required to consummate the closing under the merger agreement.  If and to the extent that the Debt Financing is supplemented or superseded by any Alternative Financing, the terms “Debt Financing,” “Debt Commitment Letter,” and “Definitive Debt Financing Agreements” will each be deemed to be modified, mutatis mutandis, to also refer to such Alternative Financing and any commitments or definitive agreements with respect thereto and the terms “Debt Financing Sources” and “Debt Source Parties” shall be deemed to be modified, mutatis mutandis, to also include the financing sources for such Alternative Financing. If Parent and Merger Sub proceed with any Alternative Financing, Parent and Merger Sub shall be subject to the same obligations with respect to such Alternative Financing as set forth in the merger agreement with respect to the Debt Financing.

Parent and Merger Sub have agreed to not permit any amendment, supplement or modification to be made to, or to permit any waiver of any provision or remedy under, the Debt Commitment Letter or Definitive Debt Financing Agreements (including any amendment, supplement, modification or waiver that has the effect of changing the amount of fees to be paid or original issue discount) without the Company’s prior written consent, except that Parent and Merger Sub may amend, supplement, waive or otherwise modify the Debt Commitment Letter or Definitive Debt Financing Agreements (including by joining one or more additional lenders or agents as parties thereto) if such amendment, supplement or modification does not result in: (A) an aggregate amount of Debt Financing provided for in the Debt Commitment Letter or Definitive Debt Financing Agreements (including by changing the amount of fees or original issue discount contemplated thereby) that, when combined with the available lines of credit, the amount of available cash of Parent and Merger Sub and other sources of available funds, is less than the amount sufficient to consummate the transactions contemplated by the merger agreement; (B) any expansion or imposition of new conditions or other contingencies that would be reasonably expected to (x) be more onerous in any material respect than those conditions and contingencies contained in the Debt Commitment Letter as in effect on the date of the merger agreement, (y) prevent or materially delay the closing of the merger, or (z) make the closing of the merger less likely to occur; or (C) any amendment or modification of any such conditions or contingencies in a manner adversely affecting the ability of Parent and Merger Sub to consummate the transactions contemplated hereby prior to June 30, 2021.

Parent and Merger Sub have also agreed to keep the Company reasonably apprised (on a reasonably current basis and in reasonable detail) of material developments relating to the Debt Financing and promptly, upon written request of the Company, provide Company copies of any Definitive Debt Financing Agreements or executed commitment letters associated with an Alternative Financing. Without limiting the foregoing, Parent has agreed to notify the Company promptly (and in any event within two (2) business days) if at any time prior to the closing of the merger: (i) the Debt Commitment Letter expires or is terminated for any reason; (ii) Parent or Merger Sub obtains knowledge of any material breach or material default, or any threatened (in writing) material breach or material default, or any event that, with or without notice, lapse of time or both, would (or could reasonably be expected to) give rise to any default or breach, by any party to the Debt Commitment Letter or any definitive document related to the Debt Financing of any provisions of the Debt Commitment Letter or any definitive document related to the Debt Financing, or (iii) if for any reason Parent or Merger Sub believes in good faith that they will not be able to obtain all or any portion of the Debt Financing (but only to the extent that such portion would reduce the amount of Debt Financing) below the amount sufficient to consummate the transactions contemplated hereunder on the terms, in the manner or from the sources contemplated by the Debt Commitment Letter or Definitive Debt Financing Agreements.

In no event will the receipt or availability of the Debt Financing or any other funds or financing by Parent or Merger Sub be a condition to Parent’s and Merger Sub’s obligations to consummate the transactions contemplated by the merger agreement, and in no event will Parent, Merger Sub be required to (i) commence any litigation, arbitration or similar proceeding or seek specific performance against any Debt Source Party and (y) waive any term or condition of the merger agreement.

Financing Cooperation

The Company has agreed to use its commercially reasonable efforts to, and to use commercially reasonable efforts to cause its subsidiaries and its and their respective directors, officers, managers, employees, members and certain representatives to, provide to Parent, at Parent’s sole cost and expense, such customary cooperation as may be reasonably requested by Parent to assist Parent in causing the conditions in the Definitive Debt Financing Agreements to be satisfied and such customary cooperation as is otherwise reasonably requested by Parent solely in connection with obtaining the Debt Financing (provided that nothing in the merger agreement will require such cooperation to the extent that it would unreasonably interfere with the business or operations of the Company), which includes but is not limited to:

(i)senior management of the Company participating, on advance notice, in a customary and reasonable number of meetings, presentations, road shows, due diligence sessions, drafting sessions and sessions with rating agencies, including direct contact between senior management and certain representatives of the Company and its subsidiaries and the Debt Financing Sources;

(ii)reasonably cooperating with the preparation of customary materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents reasonably required in connection with the Debt Financing, and providing reasonable and customary authorization letters to the Debt Financing Sources authorizing the distribution of information to prospective lenders and other financing sources and containing customary information; provided, that any such prospective lenders and financing sources must have agreed to keep such information confidential pursuant to customary confidentiality undertakings with respect to such information (and as to which the Company will be an express beneficiary);

(iii)assisting in the negotiation, execution and delivery of officer’s certificates (including relating to solvency matters of the Company both before and after giving effect to the incurrence of the Debt Financing and the consummation of the transactions contemplated by the merger agreement and such Debt Financing), it being understood that such solvency certificate will not require the applicable officer to address (A) the solvency of any entity other than Parent, any subsidiary of Parent and/or the Company or (B) transactions other than the transactions contemplated by the merger agreement and the Definitive Debt Financing Agreements, credit agreements, indentures, purchase agreements, pledge and security documents, collateral documents and documents facilitating the pledge of collateral for the Debt Financing (including reasonable cooperation in connection with any pay-down or pay-off of the indebtedness of the Company, including the payment of the credit party closing payment amount, and the release of related liens, as applicable); provided, that such documents will not take effect until, and will be conditioned upon the occurrence of, the closing of the merger;

(iv)furnishing Parent and the Debt Financing Sources as promptly as reasonably practicable following written request from the Parent with all consolidated financial statements and other pertinent information related solely to the Company and its subsidiaries and required or otherwise reasonably requested by the Debt Financing Sources, including the financial statements required by the Debt Commitment Letter; provided, that the Company will not be responsible for, the preparation of projections, risk factors and forward-looking statements relating to all or any component of the Debt Financing and pro-forma financial information, including pro-forma cost savings, synergies, capitalization, or other pro-forma adjustments desired to be incorporated into any pro-forma financial information;

(v)permitting the prospective lenders or investors involved in the Debt Financing or their representatives to evaluate, examine or audit the Company and its Subsidiaries, including their respective assets, borrowing base, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements; and

(vi)using commercially reasonable efforts to cooperate in satisfying the conditions precedent set forth in any commitment letters related to the Debt Financing.

Notwithstanding anything to the contrary contained in the merger agreement (i) nothing in the merger agreement will require any cooperation to the extent that it would (A) require the Company or any of its subsidiaries to pay any commitment or other fees or reimburse any expenses that are not contingent upon and due on or after the closing of the merger, or incur any liability or give any indemnities that are not contingent upon and due on or after the closing of the merger, (B) unreasonably interfere with the ongoing business or operations of the Company or any of its subsidiaries, (C) require the Company or any of its subsidiaries to take any action that would conflict with or violate the Company’s or any of its subsidiaries’ organizational documents or any applicable laws, or (D) result in any officer or director of the Company or any of its subsidiaries incurring personal liability with respect to any matters relating to the Debt Financing; and (ii) any action, liability or obligation (including any obligation to pay any commitment or other fees or reimburse any expenses) of the Company or any of its subsidiaries or any of their respective representatives under any certificate, agreement, arrangement, document or instrument relating to the Debt Financing will not be effective until following the closing of the merger.

The Company will and will cause each of its subsidiaries to deliver to Parent promptly (to the extent requested at least five (5) days prior to the closing of the merger), with all documentation and other information reasonably required under applicable “know your customer” and anti-money laundering rules and regulations.

The Company also consents to the use of its logos in connection with the Debt Financing in a manner consistent with other similar debt financings, provided, that such logos are used in a manner that is not intended or reasonably likely to harm or disparage the Company, any of its subsidiaries, or their intellectual property.

In addition, Parent and Merger Sub will (i) promptly, upon request by the Company, reimburse the Company for all out-of-pocket costs and expenses (including attorneys’ fees and accountants’ fees) incurred by Company or any of its affiliates, officers or representatives in connection with the actions and undertakings contemplated by the merger agreement, and (ii) indemnify and hold harmless the Company and its respective affiliates, officers and representatives from and against any and all liabilities suffered or incurred by any of them in connection with the arrangement of any Debt Financing or Alternative Financing.

Employee Benefits Matters

The parties have agreed that during the period commencing at the effective time and ending one (1) year after the effective time, Parent will provide, or will cause to be provided, to each employee of the Company and its subsidiaries at the effective time who continues to remain employed with the Company or its subsidiaries (collectively, the “continuing employees”) with annual base salary or wage level, annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any retiree health, nonqualified deferred compensation, severance and defined benefit retirement benefits) that are comparable in the aggregate to the annual base salary or wage level, annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any equity-based compensation, retiree health and welfare, nonqualified deferred compensation or defined benefit retirement benefits) provided by the Company and its subsidiaries on the date of the merger agreement.

In addition, with respect to any “employee benefit plan” as defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended, maintained by Parent or any of its subsidiaries, excluding any retiree health plans or programs maintained by Parent or any of its subsidiaries, any defined benefit retirement plans or programs maintained by Parent or any of its subsidiaries, and any equity compensation arrangements maintained by Parent or any of its subsidiaries (collectively, “Parent Benefit Plans”) in which any continuing employees will participate effective as of the effective time, and subject to the terms of the governing plan documents, Parent will, or will cause the surviving corporation to, use commercially reasonable efforts to credit all service of the continuing employees with the Company or any of its subsidiaries, as the case may be as if such service were with Parent, for purposes of eligibility to participate (but not for purposes of vesting or benefit accrual, except for vacation, if applicable) for full or partial years of service in any Parent Benefit Plan in which such continuing employees may be eligible to participate after the effective time; provided, that such service shall not be credited: (i)  to the extent that such crediting would result in a duplication of benefits; (ii) to the extent that such service was not credited under the corresponding company employee plan, or (iii) with respect to participation in any defined benefit pension plan, retiree health or welfare plan or any nonqualified deferred compensation plan.

Conditions to the Merger

The obligations of each of the Company, Parent, and Merger Sub to effect the merger are subject to the satisfaction or written waiver (to the extent permitted by the merger agreement and applicable law) at or prior to the effective time of the following conditions:

•	the requisite company vote must have been obtained; and
•

no governmental entity having jurisdiction over the Company, Parent and Merger Sub may have enacted, issued, promulgated, enforced, or entered any applicable laws or orders that, or commenced any legal action seeking to, whether temporary, preliminary, or permanent, make illegal, enjoin, or otherwise prohibit consummation of the merger or the other transactions contemplated by the merger agreement.

The Company’s obligation to effect the merger is also subject to the satisfaction or waiver by the Company at or prior to the effective time of the following conditions:

•

the certain of the representations and warranties of Parent and Merger Sub set forth in the merger agreement must be true and correct as of the closing date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct as of such particular date or period of time), except where the failure of any such representation or warranty to be so true and correct would not, individually or in the aggregate, prevent, materially impede or materially delay the consummation of the transactions contemplated by the merger agreement;

•

each of Parent and Merger Sub must have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, of the merger agreement required to be performed by or complied with by them at or prior to the closing date; and

•

the Company must have received a certificate signed on behalf of Parent and Merger Sub by an officer of Parent certifying that the conditions described in the two immediately preceding bullet points have been satisfied.

The obligations of Parent and Merger Sub to effect the merger are also subject to the satisfaction or written waiver (to the extent permitted by the merger agreement and applicable law) by Parent and Merger Sub at or prior to the effective time of the following additional conditions:

•

each of the representations and warranties of the Company regarding aspects of its organization, good standing and qualification, capital structure (except for de minimis inaccuracies), corporate authority and approval, actions taken to render inapplicable takeover statutes, absence of rights plan, absence of undisclosed broker’s or finder’s fees and receipt of financial advisor opinions must be true and correct in all respects as of the closing date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct as of such particular date or period of time);

•

the Company will have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in the merger agreement required to be performed by or complied with by it at or prior to the closing date;

•	There must not have been a material adverse effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a material adverse effect;
•

Parent and Merger Sub shall have received a certificate signed by the chief executive officer or chief financial officer of the Company certifying that the conditions described in the three immediately preceding bullets have been satisfied;

•

Parent shall have received from the Company an affidavit, sworn under penalty of perjury and in form and substance as required under Treasury Regulations Section 1.1445-2(c)(3) and reasonably acceptable to Parent, together with the notice to the Internal Revenue Service satisfying the requirements of Treasury Regulations Section 1.897-2(h)(2);

•	Parent shall have received from the Company a copy of the resolutions of the Board, certified by an officer of the Company as having been duly and validly adopted and being in full force and effect;
•

To the extent requested in writing by Parent, the Company shall have provided to Parent written resignations or terminations (in form and substance reasonably acceptable to Parent) of any or all officers and directors of the Company and its subsidiaries, as specified in Parent’s request;

•

The number of shares of the Company’s common stock held by a holder who has not voted in favor of the merger agreement  must not exceed 10% of the issued and outstanding shares of the Company’s common stock;

•

That certain Seventh Amendment to Financing Agreement and Forbearance Agreement, dated as of February 16, 2021 (the “Forbearance Agreement”) by and among the Company, Callodine Commercial Finance, LLC, (“Callodine”) as collateral agent and administrative agent for the lenders under the Company’s senior credit facility shall not have been terminated by Callodine in writing or amended in a manner that is adverse to the Company or Parent, and (x) Callodine shall not have notified the Company of its intent to terminate the Forbearance Agreement or notified the Company in writing of the occurrence of any “Termination Event” under (and as defined in) the Forbearance Agreement and (y) neither Callodine nor any other Senior Lender has taken any actions to enforce their respective rights or remedies under the GB Facility and the other Loan Documents (as defined in the GB Facility) including the right to declare that any obligations outstanding under the GB Facility or the other Loan Documents accrue interest at the Post-Default Rate (as defined in the GB Facility); and

•

Other than amounts reflected on Exhibit D of the merger agreement or as specifically contemplated by the Forbearance Agreement, no additional fees, expenses or other amounts shall have been paid or be payable by the Company to the lenders.

Termination

We, Merger Sub and Parent may, by mutual written consent, terminate the merger agreement and abandon the merger at any time prior to the effective time. The merger agreement may also be terminated and the merger abandoned at any time prior to the effective time as follows.

By either Parent or the Company if:

•	the merger is not consummated on or before June 30, 2021;
•

if any governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced, or entered any applicable law or order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the merger or the other transactions contemplated by the merger agreement, and such law or order has become final and nonappealable; or

•

the adoption of the merger agreement by the holders of a majority of our issued and outstanding shares of common stock entitled to vote on such matter at the special meeting (the “requisite company vote”) has not been obtained at the special meeting (the “requisite vote trigger”);

by the Company if:

•

there has been a breach, which is not reasonably capable of being cured by June 30, 2021, of any representation, warranty, covenant or agreement made by Parent or Merger Sub set forth in the merger agreement  that would cause the conditions to the closing that relate to the accuracy of Parent’s or Merger Sub’s representations and warranties and the performance, in all material aspects, of the obligations of Parent and Merger Sub under the merger agreement to not be satisfied;

•

if (i) the conditions to the consummation of the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, but subject to such conditions being able to be satisfied) (the “condition satisfaction”) on the date the closing should have occurred, (ii) at or following the condition satisfaction, the Company has irrevocably confirmed to Parent in writing that the Company stands ready, willing and able to proceed with the closing, and (iii) Parent and Merger Sub have failed to consummate the Merger within three (3) business days after the Company has delivered the written confirmation referenced in clause (ii) hereof to Parent and during such three (3) business day period the Company stood ready, willing and able to consummate the merger and the conditions to the obligation of Parent and Merger Sub to consummate the transactions contemplated by the merger agreement shall have remained satisfied or waived by Parent and Merger Sub at the close of business on such third (3rd) business day other than any failure of a condition to remain satisfied the cause of which is Parent’s or Merger Sub’s breach of the merger agreement; or

•

prior to the time the requisite company vote is obtained, to enter into an alternative acquisition agreement in compliance with the terms of the merger agreement; provided that the Company pays the termination fee to Parent; and

by Parent if:

•

prior to the time the requisite company vote is obtained, there has been a change of recommendation (as previously defined, the “change of recommendation trigger”), the Company enters into an alternative acquisition agreement or if the Company or any of its representatives has materially and willfully breached any of its obligations related to not soliciting acquisition proposals or a change of recommendation; or

•

there has been a breach, which is not reasonably capable of being cured by June 30, 2021, of any representation, warranty, covenant or agreement made by the Company set forth in the merger agreement that would cause the conditions to the closing that relate to the accuracy of the Company’s representations and warranties and the performance, in all material aspects, of the obligations of the Company under the merger agreement to not be satisfied.

Subject to the payment, under certain circumstances, of the termination fee, in the event of termination of the merger agreement by Parent or the Company in accordance with its terms, the merger agreement will be terminated and become void and have no effect, without any liability or obligation on the part of the Company, Parent, or Merger Sub (or any of their respective affiliates or representatives), except with respect to sections of the merger agreement related to confidentiality, notice and effect of termination, termination fees and miscellaneous provisions, which will remain in full force and effect, and with respect to any liabilities or damages incurred or suffered by a party to the extent such liabilities or damages were the result of fraud.

Termination Fee

A termination fee equal to $3,290,000 would be payable by us in the event that the merger agreement is terminated in accordance with its terms:

•

by either the Company or Parent, if the merger has not been consummated on or before June 30, 2021, and as of the date of such termination a takeover proposal remains outstanding and not withdrawn and the Company enters into an acquisition agreement or consummates any takeover proposal within twelve (12) months of such termination.

•

by Parent, if a Company Adverse Recommendation Change (as defined below) has occurred, the Board approves, adopts or authorizes, or the Company enters into an acquisition agreement (other than an acceptable confidentiality agreement), or there has been a willful material breach of the Company’s obligation not to solicit any takeover proposal or hold the special meeting;

•

by the Company, if prior to the receipt of the requisite company vote to approve the merger at the special meeting, in response to a superior proposal received after the date of the merger agreement, the Board authorizes the Company to enter into an acquisition agreement (other than an acceptable confidentiality agreement) in respect of a superior proposal and the Company substantially concurrently enters into such acquisition agreement.

In no event will the Company be required to pay the termination fee on more than one (1) occasion.

As previously defined, “Company Adverse Recommendation Change” means the Board or any committee thereof: (a) failing to make, withdrawing, amending, modifying, or materially modifying or qualifying, in a manner adverse to Parent, the board recommendation or publicly proposing any of the foregoing; (b) failing to include the board recommendation in the Company Proxy Statement that is mailed to the Company’s stockholders; (c) adopting, recommending or declaring advisable, or proposing publicly to adopt, recommend or declare advisable, a takeover proposal; (d) failing to recommend against acceptance of any tender offer or exchange offer for the shares of Company common stock within ten business days after the commencement of such offer; or (e) adopting, recommending or declaring advisable, or proposing publicly to adopt, recommend or declare advisable, or resolving or agreeing to take any of the foregoing actions; provided, that any “stop, look and listen” Board communication by the Company or the pursuant to Rule 14d-9(f) under the Exchange Act is not be considered a Company Adverse Recommendation Change.

Fees and Expenses

In addition to Parent’s right to the termination fee in certain circumstances, as described in detail above, if the requisite company vote to approve the merger is not obtained (unless the special meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof), the Company will pay Parent an amount equal to the expenses of Parent and Merger Sub, provided such amount does not exceed $2,500,000.

Notwithstanding the foregoing, all costs, fees and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement must be paid by the party incurring such cost, fee or expense, subject to certain provisions of the merger agreement relating to remedies and indemnification and directors’ and officers’ insurance, as described below.

Remedies

Other than in the case of actual or intentional fraud or willful breach of any provision of the merger agreement by the Company and subject to the right to seek specific performance (as described below), in the event where the merger agreement is terminated under circumstances where the termination fee is payable, the payment of the termination fee will be the sole and exclusive monetary remedy of Parent and Merger Sub, with respect to the merger agreement and the transactions contemplated by the merger agreement, against the Company and its subsidiaries and any of their respective directors, officers, employees, stockholders and affiliates (the “company related parties”) for all losses and damages suffered as a result of the failure of the merger or other transactions contemplated by the merger agreement to be consummated or for a breach or failure to perform thereunder or otherwise, and upon payment of the termination fee, other than in the case of actual or intentional fraud or any willful breach of any provision of the merger agreement by the Company, none of the company related parties will have any further liability or obligation to or arising out of the merger agreement or the transactions contemplated thereby.

No termination of the merger agreement will relieve or release any party to the merger agreement from any liabilities or damages arising out of its actual or intentional fraud or willful breach of any provision of the merger agreement.

Subject to the foregoing paragraph, the parties are entitled to injunctions to prevent breaches of the merger agreement and to enforce specific performance of obligations under the terms of the merger agreement in addition to any other remedy to which they are entitled at law or in equity.

Further, pursuant to the merger agreement, in the event that any proceeding is brought by the Company to enforce the terms of the merger agreement or for money damages, the “per share merger consideration” will be deemed, for all purposes in that proceeding, including any award of specific performance or damages, to be $2.00 in cash, without interest and less any required withholding taxes.

Indemnification; Directors’ and Officers’ Insurance

Parent and Merger Sub have agreed that all rights to indemnification, advancement of expenses, and exculpation by the Company now existing in favor of each person who is now, or has been at any time prior to the date of the merger agreement or who becomes prior to the effective time an officer or director of the Company or any of its Subsidiaries (each an “Indemnified Party”) as provided in the organizational documents of the Company, in each case as in effect on the date of the merger agreement, or pursuant to the written indemnification contracts between the Company and such officers and directors in effect on the date of the merger agreement disclosed in Section 5.08 of the Company Disclosure Letter, will be assumed by the surviving corporation in the merger, without further action, at the effective time and will survive the merger and will remain in full force and effect in accordance with their terms. For a period of six years from the effective time, the surviving corporation will, and Parent will cause the surviving corporation to, maintain in effect the exculpation, indemnification, and advancement of expenses equivalent to the provisions of the organizational documents of the Company as in effect immediately prior to the effective time with respect to acts or omissions by any Indemnified Party occurring prior to the effective time, and will not amend, repeal, or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided, that all rights to indemnification in respect of any claim made for indemnification within such period will continue until the disposition of such action or resolution of such claim.

At or prior to the effective time, the Company has agreed to: (i) obtain as of the effective time “tail” insurance policies with a claims period of six years from the effective time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Indemnified Parties, in each case with respect to claims arising out of or relating to events which occurred before or at the effective time (including in connection with the transactions contemplated by the merger agreement); provided, however, that the surviving corporation will not be required to expend an annual premium for such coverage in excess of three hundred (300) percent of the last annual premium paid by the Company or any of its subsidiaries for such insurance prior to the date of the merger agreement, which amount is set forth in Section 5.08(b) of the Company Disclosure Letter (the “Maximum Premium”). If such insurance coverage cannot be obtained at an annual premium equal to or less than the Maximum Premium, the surviving corporation will obtain, and Parent will cause the surviving corporation to obtain, the greatest coverage available for a cost not exceeding an annual premium equal to the Maximum Premium. Any and all costs and fees of such policies will be the sole cost of the Company and will be considered a Company Transaction Expense (as that term is defined in the merger agreement).

Modification or Amendment

Subject to applicable law and certain provisions of the merger agreement relating to indemnification and directors’ and officers’ insurance, at any time prior to the requisite company vote is obtained, the parties to the merger agreement may modify or amend the merger agreement through a written agreement signed by the parties; provided that, after the requisite company vote is obtained, there will be no amendment or modification to the merger agreement made that by law requires the further approval of the stockholders of the Company without such further approval; and provided, further, that the provisions allowing for modification or amendment of the merger agreement, governing law and venue, submission to jurisdiction, selection of forum, waiver of trial by jury, third-party beneficiaries and successors and assigns (and any related definitions to the extent a modification, waiver or termination of such definitions would modify the substance of any of the foregoing provisions), in each case solely with respect to provisions relating directly to the persons committed to provide financing of the transactions contemplated by the merger agreement, may not be modified, waived or terminated in a manner that is adverse in any material respect to the persons committed to provide financing of the transactions without their prior written consent, not to be unreasonably withheld, conditioned or delayed.

Governing Law; Jurisdiction

The merger agreement is governed by the laws of the State of Delaware. All disputes, claims or controversies arising out of or relating to the merger agreement, or the negotiation, validity or performance of the merger agreement or the transactions contemplated by the merger agreement, are deemed to be made in and in all respects are to be interpreted, construed and governed by and in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws, rules or principles to the extent that such laws, rules or principles would direct a matter to another jurisdiction.

NON-BINDING, ADVISORY VOTE ON MERGER-RELATED COMPENSATION FOR THE COMPANY’S NAMED EXECUTIVE OFFICERS

The information below sets forth the information required by Item 402(t) of the SEC’s Regulation S-K regarding compensation that is based on, or otherwise relates to, the merger for each “named executive officer” of the Company. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger-related compensation payable to the Company’s named executive officers. The golden parachute compensation payable to these individuals is subject to a non-binding, advisory vote of the Company’s stockholders, as described below in this section.  Throughout this discussion, the following individuals are referred to collectively as the named executive officers of the Company:

•	Henry Stupp—Chief Executive Officer
•	Howard Siegel—President, Chief Operating Officer and Secretary
•	Steven L. Brink—Chief Financial Officer

The amounts shown are estimates of amounts that would be payable to the named executive officers based on the terms of the merger agreement.

The following tables, footnotes and discussion describe double-trigger benefits for the named executive officers, except where noted. For purposes of this discussion, “double-trigger” refers to benefits that require two conditions, which are the completion of the merger as well as a qualifying termination of employment following the effective time, as applicable.

Golden Parachute Compensation

Name	Cash (1) ($)	Equity (2) ($)	Perquisites/ Benefits (3) ($)	Total ($)
Henry Stupp	375,000	5,668	26,042	406,710
Howard Siegel	425,000	3,534	49,233	477,767
Steven L. Brink	400,000	3,534	45,070	448,604
(1)

Amounts reported represent for each named executive officer the aggregate value of cash severance (i.e., continued payment of the executive’s base salary for six (6) months, in the case of Mr. Stupp, or twelve (12) months, in the case of Mr. Siegel and Mr. Brink), and in the case of Mr. Stupp only, a pro-rated performance bonus for the fiscal year ending January 2022 in the amount of $50,000 (assuming target level achievement and a termination date of April 30, 2021). All severance benefits are conditioned on the executive signing and delivering a general release of claims in the favor of the Company.

(2)

Amounts reported represent the aggregate value of the cash payments expected to be received in connection with each Company RSU held by the named executive officer that is outstanding under any of our stock plans or otherwise immediately prior to the closing of the merger. These payments are “single-trigger” arrangements (i.e., amounts triggered by the completion of the merger for which payment is not conditioned upon such a termination or resignation of the executive).

(3)

Amounts reported represent for each named executive officer the aggregate value of the continuation of medical and dental benefits for six (6) months, in the case of Mr. Stupp, or twelve (12) months, in the case of Mr. Siegel and Mr. Brink. The continuation of medical and dental benefits are conditioned on the executive signing and delivering a general release of claims in the favor of the Company

The Compensation Proposal

Pursuant to Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, the Company is seeking a non-binding, advisory stockholder approval of the compensation of the Company’s named executive officers that is based on or otherwise relates to the merger as disclosed above in this section. The proposal gives the Company’s stockholders the opportunity to express their views on the merger-related compensation of the Company’s named executive officers.

Accordingly, the Company is asking Company stockholders to vote in favor of the adoption of the following resolution, on a non-binding, advisory basis:

“RESOLVED, that the compensation that will or may be paid or become payable to the Company’s named executive officers, in connection with the merger, and the agreements or understandings pursuant to which such compensation will or may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in “Non-Binding, Advisory Vote on Merger-Related Compensation for the Company’s Named Executive Officers” are hereby APPROVED.”

Abstentions will have the same effect as a vote “AGAINST” approval of the compensation proposal. The vote on the compensation proposal is a vote separate and apart from the vote on the merger proposal. Accordingly, you may vote to approve the merger proposal and vote not to approve the compensation proposal and vice versa. If the merger is completed, the merger-related compensation may be paid to the Company’s named executive officers to the extent payable in accordance with the terms of their respective compensation agreements and arrangements even if Company stockholders fail to approve the proposal to approve the merger-related executive compensation.

The Board recommends a vote “FOR” the proposal to approve the compensation proposal.

MARKET PRICE OF COMMON STOCK

Our common stock is listed for trading on the Pink Sheets under the symbol “APEX.” As of January 30, 2021, there were 566,929 shares of our common stock issued and outstanding, held by approximately [●] stockholders of record. Certain shares of our common stock are held in “street name” and accordingly, the number of beneficial owners of such shares is not known or included in the foregoing number. The table below shows the high and low sales prices of our common stock for the periods indicated, as reported on the Pink Sheets.

	Common Stock Price
	High	Low
FY 2018
Quarter ended May 2, 2018	$20.70	$20.10
Quarter ended August 1, 2018	$15.00	$12.90
Quarter ended October 31, 2018	$18.00	$16.50
Quarter ended February 1, 2019	$27.60	$24.00
FY 2019
Quarter ended May 2, 2019	$23.70	$21.30
Quarter ended August 1, 2019	$14.40	$13.50
Quarter ended October 31, 2019	$11.10	$10.60
Quarter ended February 1, 2020	$7.30	$6.80
FY 2020
Quarter ended May 2, 2020	$5.70	$4.80
Quarter ended August 1, 2020	$7.20	$6.60
Quarter ended October 31, 2020	$6.85	$6.63
Quarter ended February 1, 2021	$2.20	$2.02

If the merger is completed, you will be entitled to receive $2.00 in cash, without interest, less any required withholding taxes, for each eligible share owned by you, which represents a premium of approximately [●]% to the closing stock price of $[●] per share of our common stock on [●], 2021, the last trading day prior to the first media accounts regarding a possible acquisition of the Company by Parent, and a premium of approximately [●]% to the thirty (30)-day volume-weighted average price of our common stock on that same date.

On [●], 2021, the last full trading day before the filing of this proxy statement, the closing price for our common stock on the Pink Sheets was $[●] per share of common stock. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows all persons who were known to us to be “beneficial owners” of at least five percent of the issued and outstanding shares of our common stock as of January 30, 2021, at which time there were 566,929 shares of our common stock issued and outstanding. Except as specified below, each person or entity below has the sole voting and investment power with respect to the shares of our common stock listed next to their name. Footnote (a) below provides a brief explanation of what is meant by the term “beneficial ownership.” This table is based upon reports filed with the SEC. Copies of these reports are publicly available from the SEC. All of the reports included a certification to the effect that the shares were not acquired and were not being held for the purpose of or with the effect of changing or influencing the control of the Company and were not acquired and were not being held in connection with or as a participant in any transaction having that purpose or effect.

	Amount and Nature of	Percentage of
	Beneficial Ownership(a)	Class
CSC (1)	108,751	18.9%
Jess Ravich (2)	60,779	10.5%
Gordon Brothers Parties (3)	49,511	8.0%
NorthPointe Capital, LLC	44,906	7.9%

(a)

“Beneficial ownership” is a term broadly defined by the SEC and includes more than the typical form of stock ownership, that is, stock held in the person’s name. The term also includes circumstances where a person has the right to acquire stock within sixty (60) days or has or shares the power to vote the stock or to sell it. Accordingly, some of the shares reported as beneficially owned in this table may actually be held by other persons or organizations. Those other persons and organizations are described in the reports filed with the SEC.

(1)

The number of shares reported as beneficially owned is based solely on a Schedule 13D/A, which was revised to reflect the reverse stock split that occurred on September 27, 2019, with a reporting date of May 1, 2020 filed with the SEC by CSC and Jeffrey Bronchick, the Portfolio Manager and Founder of CSC. Of such shares, (i) CSC has sole voting and dispositive power with respect to 0 shares and shared voting power with respect to 96,491 shares, and (ii) Mr. Bronchick has sole voting and dispositive power with respect to 2,500 shares, shared voting power with respect to 96,491 shares and shared dispositive power with respect to 2,500 shares. The number of shares reported as beneficially owned by these persons includes 12,345 shares of our common stock subject to warrants exercisable as of or within 60 days after March 31, 2019. CSC reports its principal business address as 2101 E. El Segundo Boulevard, Suite 302, El Segundo, California 90245. These shares have been divided by 3 for the reverse stock split that occurred on September 27, 2019, and subsequently divided by 10 for the reverse stock split that occurred on September 2, 2020.

(2)

Includes 12,696 shares of our common stock held of record by a trust of which Mr. Ravich is the sole trustee, 4,815 shares of our common stock subject to warrants held by such trust and exercisable as of or within 60 days after July 20, 2020, and 3,762 shares of our common stock  held directly by Mr. Ravich.

(3)

The number of shares reported as beneficially owned is based on (i) a Schedule 13G, which was revised to reflect the reverse stock split that occurred on September 27, 2019, with a reporting date of August 3, 2018 filed with the SEC by Gordon Brothers Brands, LLC (“GBB”) and Gordon Brothers Group, LLC (“GBG”), which such shares represent an immediately exercisable warrant to purchase 26,511 shares of our common stock held by GBB as of August 3, 2018 (the “Reported Shares”), and (ii) our issuance on January 29, 2018 to GBB of warrants to purchase 23,000 shares of our common stock.  Of the Reported Shares, GBB and GBG report that each of GBB and GBG has shared voting power and shared dispositive power with respect to 26,511 shares. GBB and GBG report their principal business address as Prudential Tower, 800 Boylston Street, 27th Floor, Boston, MA 02199. These shares have been divided by 3 for the reverse stock split that occurred on September 27, 2019, and subsequently divided by 10 for the reverse stock split that occurred on September 2, 2020.

(4)

The number of shares reported as beneficially owned is based solely on a Schedule 13G/A, which was revised to reflect the reverse stock split that occurred on September 27, 2019, with a reporting date of December 31, 2017 filed with the SEC by NorthPointe, LLC. Of such shares, NorthPointe Capital, LLC has sole voting power with respect to 41,456 shares and sole dispositive power with respect to 44,906 shares.  NorthPointe Capital, LLC reports its principal business address as 39400 Woodward Ave, Suite 190, Bloomfield Hills, Michigan 48304. These shares have been divided by 3 for the reverse stock split that occurred on September 27, 2019, and subsequently divided by 10 for the reverse stock split that occurred on September 2, 2020.

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the number of shares of our common stock beneficially owned as of January 30, 2021 by: each of our directors; our principal executive officer and principal financial officer; the three next most highly compensated executive officers of the Company at the end of our fiscal year ended February 1, 2021; and all of our directors and executive officers on January 30, 2021 as a group.

	Amount and Nature of	Percentage
Name	Beneficial Ownership	of Class(a)
Directors
Dwight Mamanteo	10,403	1.8%
Henry Stupp	12,125	2.1%
Patti Johnson	1,654	0.3%
Executive Officers
Howard Siegel	6,510	1.1%
Steven Brink	8,532	1.5%
All executive officers and directors as a group (5 persons) (1)	39,224	6.9%

(1)	Includes shares beneficially owned by all current executive officers and directors as a group.

APPRAISAL RIGHTS

If the merger is completed, the Company’s stockholders who do not vote in favor of the merger proposal and who properly demand appraisal of their shares of our common stock, and otherwise comply with the requirements for perfecting and preserving appraisal rights, will be entitled to appraisal rights under Section 262 of the DGCL.

Pursuant to Section 262 of the DGCL, if you do not wish to accept the per share merger consideration provided for in the merger agreement, you have the right to seek appraisal of your shares of our common stock and to receive payment in cash for the “fair value” of your shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of our common stock as determined by the Delaware Court of Chancery may be less than, equal to or more than the consideration (i.e., $2.00 per share, without any interest, less any required withholding taxes, pursuant to the merger agreement) that you would otherwise be entitled to receive under the terms of the merger agreement. These rights are known as appraisal rights. The Company’s stockholders who do not vote in favor of the merger proposal and who properly demand appraisal for their shares in compliance with the provisions of Section 262 of the DGCL will be entitled to such appraisal rights. Strict compliance with the statutory procedures set forth in Section 262 of the DGCL is required. Failure to follow precisely any of the statutory requirements will result in the loss of your appraisal rights.

This section is intended only as a brief summary of certain provisions of the statutory procedures that a stockholder must follow under the DGCL in order to seek and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex C to this proxy statement. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL.

Pursuant to Section 262 of the DGCL, when a merger agreement will be submitted for adoption at a meeting of stockholders, a company must notify each of its stockholders who were stockholders of record on the record date for notice of such meeting, with respect to shares for which appraisal rights are available, not less than twenty (20) days before the meeting to vote on the merger agreement, that appraisal rights are available. A copy of Section 262 of the DGCL must be included with the notice.

This proxy statement constitutes the Company’s notice pursuant to Section 262 of the DGCL to our stockholders that appraisal rights are available in connection with the merger and the full text of Section 262 of the DGCL is attached to this proxy statement as Annex C, in compliance with the requirements of Section 262 of the DGCL. If you wish to exercise your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Annex C. Failure to strictly comply, timely and properly, with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, the Company encourages stockholders considering exercising such rights to seek the advice of financial and legal counsel.

If you wish to demand appraisal of your shares of our common stock, you must satisfy each of the following conditions: (i) you must deliver to the Company a written demand for appraisal of your shares of our common stock before the vote is taken on the merger proposal at the special meeting, which written demand must reasonably inform us of the identity of the stockholder of record of shares of our common stock who intends to demand appraisal of his, her or its shares of our common stock (provided that if you do not hold record ownership of your shares, such demand must be made by or on behalf of the record holder thereof); (ii) you must hold your shares of our common stock from the date of making such demand through the date on which the effective time occurs (the “effective date”); (iii) you must not vote or submit a proxy in favor of, or consent in writing to, the merger proposal with respect to your shares of our common stock for which you intend to demand appraisal; and (iv) you or any other stockholder or beneficial owner of shares of our common stock entitled to appraisal in connection with the merger must file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of our common stock of all such stockholders within one hundred and twenty (120) days after the effective date. The Company, as the surviving corporation to the merger, is under no obligation to file any such petition and has no present intent of doing so. Accordingly, it is your obligation to initiate all necessary action to perfect your appraisal rights in respect of your shares of our common stock within the time prescribed in Section 262 of the DGCL.

If any of these conditions is not satisfied with respect to any of your shares of our common stock and the merger is completed, you will be entitled to receive the per share merger consideration for such shares of our common stock as provided in the merger agreement, but you will not have appraisal rights with respect to such shares of our common stock. A proxy with respect to any such shares that is submitted and does not contain voting instructions will, unless revoked, be voted “FOR” the merger proposal, result in the loss of the stockholder’s right of appraisal with respect to such shares and nullify any previously delivered written demand for appraisal in respect thereof. Therefore, a stockholder who submits a proxy for his, her or its shares of our common stock and who wishes to exercise appraisal rights with respect to such shares must either revoke such proxy, submit a later-dated proxy with respect to such shares containing instructions to vote “AGAINST” the merger proposal or “ABSTAIN” from voting on the merger proposal or attend the special meeting virtually and vote in person “AGAINST” the merger proposal or “ABSTAIN” from voting on the merger proposal with respect to such shares. Voting against or failing to vote for the merger proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the merger proposal.

All demands for appraisal (i) should be addressed to the Corporate Secretary at 5990 Sepulveda Boulevard, Suite 600, Sherman Oaks, California 91411, Attn: Corporate Secretary (Legal Department), (ii) must be delivered to the Company before the vote is taken on the merger proposal at the special meeting, and (iii) must be executed by, or on behalf of, the applicable stockholder of record of the shares of our common stock for which appraisal is sought. The demand will be sufficient if it reasonably informs the Company of the identity of the stockholder and the intention of the stockholder to demand appraisal of the fair value of his, her or its shares of our common stock. A stockholder’s failure to deliver to the Company the written demand for appraisal prior to the taking of the vote on the merger proposal at the special meeting will result in the loss of appraisal rights.

Only a stockholder of record of shares of our common stock is entitled to demand an appraisal of the shares registered in that holder’s name on the date the written demand for appraisal is made. Accordingly, to be effective, a demand for appraisal by a holder of our common stock must be made by, or on behalf of, the stockholder of record. The demand should set forth, fully and correctly, the record stockholder’s name as it appears on the stockholder’s stock certificate(s) or in the transfer agent’s records, and in the case of uncertificated shares, should specify the stockholder’s mailing address and the number of shares registered in the stockholder’s name. The demand should state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the merger. The demand cannot be made by the beneficial owner if he or she is not also the stockholder of record of such shares of our common stock. If the beneficial owner is not the stockholder of record of such shares, the beneficial holder must have the applicable stockholder of record, such as a bank, broker or other nominee, submit the required demand in respect of those shares of our common stock. If you hold your shares of our common stock through a bank, broker, or other nominee and you wish to exercise your appraisal rights, you should consult with your bank, broker, or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee and obtaining notice of the effective date.

If shares of our common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares of our common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the stockholder or stockholders of record and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the stockholder or stockholders of record. A stockholder of record, such as a bank, broker or other nominee, who holds shares of our common stock as a nominee for others may exercise his or her right of appraisal with respect to such shares of our common stock held for one or more beneficial owners, while not exercising this right with respect to shares of our common stock held for other beneficial owners. In that case, the written demand should state the number of shares of our common stock as to which appraisal is sought. Where no number of shares of our common stock is expressly mentioned, the demand will be presumed to cover all shares of our common stock held in the name of the stockholder of record. If a stockholder holds shares of our common stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record owner.

Within ten (10) days after the effective date, the Company, as the surviving corporation in the merger, must give notice of the effective date to each of the Company’s stockholders of record who has complied with Section 262 of the DGCL and who did not vote in favor of the merger proposal. At any time within sixty (60) days after the effective date, any stockholder who has demanded an appraisal but has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder’s demand and accept the per share merger consideration in accordance with the terms of the merger agreement for that holder’s shares of our common stock by delivering to the Company, as the surviving corporation, a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than sixty (60) days after the effective date will require written approval of the Company, as the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just; provided that the foregoing will not affect the right of any stockholder that has made an appraisal demand but that has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the per share merger consideration, without interest, less any required withholding taxes, pursuant to the merger agreement within sixty (60) days after the effective date. If the Company, as the surviving corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s demand for appraisal within sixty (60) days after the effective date, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of his, her or its shares of our common stock determined in any such appraisal proceeding, which value may be less than, equal to or more than the per share merger consideration, that such stockholders would otherwise be entitled to receive in accordance with the terms of the merger agreement.

Within one hundred and twenty (120) days after the effective date, but not thereafter, either the Company, as the surviving corporation, or any stockholder who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of our common stock held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition will be made upon the Company, as the surviving corporation. The Company, as the surviving corporation, has no obligation to file such a petition, has no present intention to file a petition and holders should not assume that the surviving corporation will file a petition. Accordingly, it is the obligation of the holders of our common stock to initiate all necessary petitions to perfect their appraisal rights in respect of shares of our common stock within the time prescribed in Section 262 of the DGCL, and the failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder’s previous written demand for appraisal. In addition, within one hundred and twenty (120) days after the effective date, any holder of dissenting shares will be entitled to receive from the Company, as the surviving corporation, upon written request, a statement setting forth the aggregate number of shares of our common stock not voted in favor of the merger proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within ten (10) days after such written request has been received by Company, as the surviving corporation, or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of our common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from the surviving corporation such statement.

If a petition for appraisal is duly filed by a stockholder of record or beneficial owner, the stockholder of record or beneficial owner must deliver a copy of the petition to Company, as the surviving corporation, and the Company will then be obligated, within twenty (20) days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of our common stock and with whom agreements as to the value of their shares of our common stock have not been reached. After notice to stockholders who have demanded appraisal and the Company, as the surviving corporation, from the Delaware Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided by Section 262 of the DGCL. The Delaware Court of Chancery may require stockholders who have demanded payment for their shares of our common stock and who hold stock represented by certificates to submit their stock certificates to the Delaware Register in Chancery for notation of the pendency of the appraisal proceedings; if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. Additionally, and notwithstanding anything herein to the contrary, because our common stock will have been publicly listed on the Pink Sheets, the Delaware Court of Chancery is required under Section 262 of the DGCL to dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of our common stock or (2) the per share merger consideration in respect of such total number of shares of common stock exceeds $1 million.

After the Delaware Court of Chancery’s determination of the stockholders entitled to appraisal of their shares of our common stock, the Delaware Court of Chancery will appraise the shares of our common stock in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceedings, the Delaware Court of Chancery will determine the “fair value” of our common stock as of the effective date after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceedings, if the Delaware Court of Chancery so determines, by the Company, as the surviving corporation, to the stockholders entitled to receive the same, upon surrender by those stockholders of the certificates representing their shares of our common stock or, in the case of holders of uncertificated shares of our common stock, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date and the date of payment of the judgment. Notwithstanding anything herein to the contrary, at any time before the entry of judgment in the proceedings, the Company, as the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.

You should be aware that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a sale transaction, such as the merger, is not an opinion as to “fair value” under Section 262 of the DGCL. Although we believe that the per share merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value that may be less than, equal to or more than the per share merger consideration that stockholders would otherwise be entitled to receive in accordance with the terms of the merger agreement. Moreover, we do not anticipate offering more than the per share merger consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the “fair value” of a share of our common stock is less than the per share merger consideration. In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Each stockholder party to the appraisal proceeding is responsible for its own attorneys’ fees and expert witnesses’ fees and expenses, although, upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of common stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the effective time, be entitled to vote shares of our common stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of our common stock, other than with respect to payment as of a record date prior to the effective time. If no petition for appraisal is filed within one hundred and twenty (120) days after the effective date, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder’s shares of our common stock will be deemed to have been automatically canceled, ceased to exist, and converted at the effective time into the right to receive the per share merger consideration, without interest, less any applicable withholding taxes, pursuant to the merger agreement. Inasmuch as the Company has no obligation to file such a petition, and the Company has no present intention to do so, any holder of shares of our common stock who desires such a petition to be filed is advised to file it on a timely basis. In addition, as indicated above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 of the DGCL and accept the per share merger consideration offered pursuant to the merger agreement.

Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder’s statutory appraisal rights.

In view of the complexity of Section 262 of the DGCL, the Company’s stockholders who may wish to pursue appraisal rights are encouraged to consult their legal and financial advisors. To the extent there are any inconsistencies between the foregoing summary and Section 262 of the DGCL, Section 262 of the DGCL will govern.

DELISTING AND DEREGISTRATION OF OUR COMMON STOCK

If the merger is completed, our common stock will cease to be traded on the Pink Sheets and will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of our common stock.

VOTING AGREEMENT

Concurrently with the execution of the merger agreement, certain holders (as previously defined, “Stockholders”) of the our common stock entered into Voting Agreements whereby the Stockholders agreed, among other things, that at any duly called meeting of the stockholders of the Company (or any adjournment or postponement thereof), or in any other circumstances (including action by written consent of stockholders in lieu of a meeting) upon which a vote, adoption or other approval or consent with respect to the adoption of the merger agreement or the approval of the merger and any of the transactions contemplated thereby is sought, the Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, and shall provide a written consent or vote (or cause to be voted), in person or by proxy, all its shares of our common stock, in each case (i) in favor of (A) any proposal to adopt and approve or reapprove the merger agreement and the transactions contemplated thereby and (B) waiving any notice that may have been or may be required relating to the merger or any of the other transactions.  The foregoing description of the Voting Agreement is not complete and is qualified in its entirety to the form of Voting Agreement which is attached to the merger agreement as an exhibit thereto and incorporated herein by reference

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the special meeting, as deemed by them to be in the best interest of our company and our stockholders.

HOUSEHOLDING

The SEC allows us to deliver a single proxy statement to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. In order to take advantage of this opportunity, the Company and banks and brokers that hold your shares have delivered only one proxy statement to multiple stockholders who share an address unless one or more of the stockholders has provided contrary instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company will not hold an annual meeting in 2022 if the merger is completed because the Company will have been merged out of existence in the merger. However, if the merger agreement is terminated for any reason, the Company expects to hold an annual meeting of stockholders in 2022. No date for the annual meeting of stockholders in 2022 has been set. You may submit proposals, including recommendations of director candidates, for consideration at annual meetings of stockholders. Our bylaws provide for advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. For the annual meeting, such nominations or proposals, other than those made by or at the direction meeting is first made. Such nominations or proposals also must comply with all applicable requirements of the rules and regulations of the SEC. The presiding officer of the annual meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our bylaws. If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, such proposal will be disregarded.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy any reports, statements or other information that the Company files at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s public filings are also available in electronic format to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You can also review the Company’s SEC filings on its website at Apexglobalbrands.com or obtain copies of such filings by writing to the Corporate Secretary at 5990 Sepulveda Boulevard, Suite 600, Sherman Oaks, California 91411, Attn: Corporate Secretary (Legal Department). Information included on the Company’s website is not, and will not be deemed to be, a part of this proxy statement or incorporated into this or any other filing with the SEC.

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents described below that the Company has previously filed with the SEC, as well as the annexes to this proxy statement. These documents contain important information about the Company and its financial condition.

The following documents listed below that the Company has previously filed with the SEC are incorporated by reference:

•	Annual Report on Form 10-K, for the fiscal year ended February 1, 2020, filed with the SEC on April 30, 2020;
•

Quarterly Report on Form 10-Q for the fiscal quarter ended May 2, 2020, filed with the SEC on June  16, 2020; Quarterly Report on Form 10-Q for the fiscal quarter ended August 1, 2020, filed with the SEC on September 15, 2020; and Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2020, filed with the SEC on December 15, 2020; and

•	Current Report on Form 8-K filed with the SEC on December 23, 2020; Current Report on Form 8-K filed with the SEC on February 19, 2021.

All documents that the Company files pursuant to Sections 13(a), 13(c), 14 or 15(d) under the Exchange Act from the date of this proxy statement to the date on which the special meeting is held, including any adjournments or postponements, will also be deemed to be incorporated by reference in this proxy statement. Notwithstanding anything herein to the contrary, any information furnished under Item 2.02 or Item 7.01 of the Company’s Current Reports on Form 8-K and any other information which is furnished, but not filed with the SEC, is not incorporated herein by reference.

You may obtain any of the documents incorporated by reference from the SEC’s public reference room or the SEC’s Internet website described above. Documents incorporated by reference in this proxy statement are also available from the Company without charge, excluding all exhibits unless specifically incorporated by reference in such documents. Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from the Company at the following address:

Corporate Secretary

Apex Global Brands Inc.

5990 Sepulveda Boulevard

Sherman Oaks, California 91411

Telephone: (818) 908-9868

If you would like to request documents, please do so by [●], 2021 to receive them before the special meeting. If you request any incorporated documents, the Company will strive to mail them to you by first-class mail, or another equally prompt means, within one (1) business day of receipt of your request.

You should rely only on the information contained in this proxy statement, including the annexes attached hereto or the information incorporated by reference herein, to vote your shares at the special meeting. The Company has not authorized anyone to provide you with information that differs from that contained in this proxy statement. This proxy statement is dated [●], 2021. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

ANNEX A
MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

By and Among

GALAXY UNIVERSAL LLC,

GALAXY APEX MERGER SUB, INC.

THE CREDIT PARTY REPRESENTATIVE

and

APEX GLOBAL BRANDS INC.

Dated as of February 16, 2021

TABLE OF CONTENTS

Article I THE MERGER		A-7
Section 1.01	The Merger	A-7
Section 1.02	Closing	A-7
Section 1.03	Effective Time	A-7
Section 1.04	Effects of the Merger	A-7
Section 1.05	Certificate of Incorporation; By-Laws	A-7
Section 1.06	Directors and Officers	A-7

Article II EFFECT OF THE MERGER ON CAPITAL STOCK; CLOSING PAYMENTS		A-8
Section 2.01	Effect of the Merger on Capital Stock	A-8
Section 2.02	Surrender and Payment.	A-8
Section 2.03	Dissenting Shares	A-10
Section 2.04	Adjustments.	A-10
Section 2.05	Withholding Rights	A-10
Section 2.06	Lost Certificates	A-11
Section 2.07	Treatment of Stock Options and Other Stock-Based Compensation.	A-11
Section 2.08	Treatment of Warrants	A-11
Section 2.09	Credit Party Payment Amount.	A-12

Article III REPRESENTATIONS AND WARRANTIES OF THE COMPANY		A-14
Section 3.01	Organization; Standing and Power; Charter Documents; Subsidiaries.	A-14
Section 3.02	Capital Structure.	A-15
Section 3.03	Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes	A-17
Section 3.04	SEC Filings; Financial Statements; Sarbanes-Oxley Act Compliance; Undisclosed Liabilities; Off-Balance Sheet Arrangements; Accounts Payable; Accounts Receivable.	A-18
Section 3.05	Absence of Certain Changes or Events	A-21
Section 3.06	Taxes.	A-21
Section 3.07	Intellectual Property.	A-22
Section 3.08	Compliance; Permits.	A-24
Section 3.09	Litigation	A-24
Section 3.10	Brokers’ and Finders’ Fees	A-24
Section 3.11	Employee Matters.	A-24
Section 3.12	Real Property.	A-28
Section 3.13	Environmental Matters.	A-28
Section 3.14	Material Contracts.	A-29
Section 3.15	Insurance	A-31
Section 3.16	Proxy Statement	A-31
Section 3.17	Certain Regulatory Matters.	A-32
Section 3.18	Opinion of Company Financial Advisor	A-32
Section 3.19	Licensees	A-32
Section 3.20	Product Recalls	A-33
Section 3.21	Powers of Attorney	A-33
Section 3.22	Assets	A-33
Section 3.23	Related Party Transactions	A-33
Section 3.24	No Other Representations or Warranties	A-33

Article IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		A-34
Section 4.01	Organization	A-34
Section 4.02	Authority; Non-Contravention; Governmental Consents; Board Approval.	A-34
Section 4.03	Proxy Statement	A-35
Section 4.04	Financial Capability.	A-35
Section 4.05	Legal Proceedings	A-36

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), is entered into as of February 16, 2021, by and among Apex Global Brands Inc., a Delaware corporation (the “Company”), Eugene Robin, solely with respect to Sections 2.09, 6.18, 6.22 and 6.23 and in his capacity as representative, agent and attorney-in-fact (the “Credit Party Representative”), Galaxy Universal LLC, a Delaware limited liability company (“Parent”), and Galaxy Apex Merger Sub, Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”). Capitalized terms used herein (including in the immediately preceding sentence) and not otherwise defined herein shall have the meanings set forth in Section 9.01 hereof.

RECITALS

WHEREAS, the parties intend that Merger Sub be merged with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth herein;

WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, each share of common stock, par value $0.02 per share, of the Company (the “Company Common Stock”) will be converted into the right to receive the Merger Consideration except as otherwise provided in this Agreement;

WHEREAS, the Debt Financing Sources have executed and delivered the Debt Commitment Letter and the Credit Parties have executed and delivered the Credit Party Representative Agreement;

WHEREAS, the Board of Directors of the Company (the “Company Board”) has unanimously: (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement with Parent and Merger Sub; (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger; and (c) resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement by the stockholders of the Company; in each case, in accordance with the Delaware General Corporation Law (the “DGCL”);

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Parent’s and the Merger Sub’s willingness to enter into this Agreement, certain stockholders of the Company holding a voting interest in the aggregate of approximately 30% of the issued and outstanding Company Common Stock have entered into voting agreements in the form attached hereto as Exhibit A, with Parent (the “Voting Agreements”), dated as of the date hereof, pursuant to which, on the terms set forth therein, among other things, each such stockholder has agreed to provide a written consent or vote (or cause to be voted), in person or by proxy, all of its shares of Company Common Stock in favor of the Merger;

WHEREAS, the respective Boards of Directors or similar governing bodies of Parent and Merger Sub have each unanimously: (a) determined that it is in the best interests of Parent or Merger Sub, as applicable, and their respective equityholders, and declared it advisable, to enter into this Agreement; and (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger; in each case, in accordance with the DGCL or the Delaware Limited Liability Company Act; and

WHEREAS, the parties desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and the other transactions contemplated by this Agreement and also to prescribe certain terms and conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants, and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:

Article I
The Merger

Section 1.01The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time: (a) Merger Sub will merge with and into the Company (the “Merger”); (b) the separate corporate existence of Merger Sub will cease; and (c) the Company will continue its corporate existence under the DGCL as the surviving corporation in the Merger and a wholly-owned Subsidiary of Parent (sometimes referred to herein as the “Surviving Corporation”).

Section 1.02Closing. Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) will take place at 10:00 a.m., Los Angeles, California time, as soon as practicable (and, in any event, within three Business Days) after the satisfaction or, to the extent permitted hereunder and by Law, waiver of all conditions to the Merger set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted hereunder, waiver of all such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto.  The Closing shall take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 3580 Carmel Mountain Road, San Diego, California 92130 or remotely by exchange of documents and signatures (or their electronic counterparts), unless another place is agreed to in writing by the parties hereto. The actual date of the Closing is hereinafter referred to as the “Closing Date.”

Section 1.03Effective Time. Subject to the provisions of this Agreement, at the Closing, the Company, Parent, and Merger Sub will cause a certificate of merger (the “Certificate of Merger”) to be executed, acknowledged, and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger will become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

Section 1.04Effects of the Merger. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL including Section 259 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Corporation.

Section 1.05Certificate of Incorporation; By-Laws. At the Effective Time: (a) the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated so as to read in its entirety as set forth in Exhibit B, and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law; and (b) the by-laws of Merger Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation, except that references to Merger Sub’s name shall be replaced with references to the Surviving Corporation’s name, until thereafter amended in accordance with the terms thereof, the certificate of incorporation of the Surviving Corporation, or as provided by applicable Law.

Section 1.06Directors and Officers. The directors and officers of Merger Sub, in each case, immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and by-laws of the Surviving Corporation.

Article II
Effect of the Merger on Capital Stock; CLOSING PAYMENTS

Section 2.01Effect of the Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, or the Company or the holder of any capital stock of Parent, Merger Sub, or the Company:

(a)Cancellation of Certain Company Common Stock. Each share of Company Common Stock that is owned by Parent or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned Subsidiaries as of immediately prior to the Effective Time (“Cancelled Shares”) will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

(b)Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares) will be converted into the right to receive $2.00 in cash, without interest (such amount per share, the “Merger Consideration”).

(c)Cancellation of Shares. At the Effective Time, all shares of Company Common Stock will no longer be outstanding and all shares of Company Common Stock will be cancelled and retired and will cease to exist, and, subject to Section 2.03, each holder of: (i) a certificate formerly representing any shares of Company Common Stock (each, a “Certificate”); or (ii) any book-entry shares which immediately prior to the Effective Time represented shares of Company Common Stock (each, a “Book-Entry Share”) will, subject to applicable Law in the case of Dissenting Shares, cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with Section 2.02 hereof.

(d)Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid, and non-assessable share of common stock, par value $0.001 per share, of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of Merger Sub common stock shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

Section 2.02Surrender and Payment.

(a)Paying Agent; Payment Fund. Prior to the Effective Time, Parent shall appoint a paying agent reasonably acceptable to the Company (the “Paying Agent”) to act as the agent for the purpose of paying the Merger Consideration for: (i) the Certificates; and (ii) the Book-Entry Shares. In connection therewith, Parent and the Company shall enter into an agreement with the Payment Agent in form reasonably acceptable to Parent and the Company.  On or before the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent, sufficient funds to pay the aggregate Merger Consideration that is payable in respect of all of the shares of Company Common Stock represented by the Certificates and the Book-Entry Shares (other than: (A) Cancelled Shares; and (B) Dissenting Shares) (the “Payment Fund”) in amounts and at the times necessary for such payments. If for any reason (including losses) the Payment Fund is inadequate to pay the amounts to which holders of shares of Company Common Stock shall be entitled under Section 2.01(b), Parent shall take all steps necessary to enable or cause the Surviving Corporation promptly to deposit in trust additional cash with the Paying Agent sufficient to make all payments required under this Agreement. The Payment Fund shall not be used for any other purpose. The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of shares of Company Common Stock for the Merger Consideration. Promptly after the Effective Time (but in any event no more than three (3) Business Days after the Effective Time), Parent shall send, or shall cause the Paying Agent to send, to each record holder of shares of Company Common Stock at the Effective Time, whose Company Common Stock was converted pursuant to Section 2.01(b) into the right to receive the Merger Consideration, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Book-Entry Shares to the Paying Agent, and which letter of transmittal will be in customary form and have such other provisions as Parent and the Surviving Corporation may reasonably specify) for use in such exchange.

(b)Procedures for Surrender; No Interest. Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive the Merger Consideration in respect of the Company Common Stock represented by a Certificate or Book-Entry Share upon: (i) surrender to the Paying Agent of a Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Paying Agent or Parent; or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of Book-Entry Shares. Until so surrendered or transferred, as the case may be, and subject to the terms set forth in Section 2.03, each such Certificate or Book-Entry Share, as applicable, shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration payable in respect thereof. No interest shall be paid or accrued on the cash payable upon the surrender or transfer of any Certificate or Book-Entry Share. Upon payment of the Merger Consideration pursuant to the provisions of this Article II, each Certificate or Certificates or Book-Entry Share or Book-Entry Shares so surrendered or transferred, as the case may be, shall immediately be cancelled.

(c)Investment of Payment Fund. Until disbursed in accordance with the terms and conditions of this Agreement, the cash in the Payment Fund will be invested by the Paying Agent, as directed by Parent or the Surviving Corporation, in: (i) obligations of or fully guaranteed by the United States; (ii) short-term commercial paper rated the highest quality by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation; (iii) certificates of deposit, bank repurchase agreements, or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available); or (iv) money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three months. No losses with respect to any investments of the Payment Fund will affect the amounts payable to the holders of Certificates or Book-Entry Shares. Any income from investment of the Payment Fund will be payable to Parent or the Surviving Corporation, as Parent directs.

(d)Payments to Non-Registered Holders. If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Book-Entry Share, as applicable, is registered, it shall be a condition to such payment that: (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Book-Entry Share shall be properly transferred; and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate or Book-Entry Share, as applicable, or establish to the reasonable satisfaction of the Paying Agent that such Tax has been paid or is not payable.

(e)Full Satisfaction. All Merger Consideration paid upon the surrender of Certificates or transfer of Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate or Book-Entry Shares, and from and after the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article II.

(f)Termination of Payment Fund. Any portion of the Payment Fund that remains unclaimed by the holders of shares of Company Common Stock twelve (12) months after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged shares of Company Common

Stock for the Merger Consideration in accordance with this Section 2.02 prior to that time shall thereafter look only to Parent (subject to abandoned property, escheat, or other similar Laws), as general creditors thereof, for payment of the Merger Consideration without any interest. Notwithstanding the foregoing, Parent shall not be liable to any holder of shares of Company Common Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat, or similar Laws. Any amounts remaining unclaimed by holders of shares of Company Common Stock two years after the Effective Time, or such earlier date immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

(g)Dissenting Shares Merger Consideration. Any portion of the Merger Consideration made available to the Paying Agent in respect of any Dissenting Shares shall be returned to Parent, upon demand.

Section 2.03Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, including Section 2.01, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled in accordance with Section 2.01(a)) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who is entitled to demand and has properly exercised appraisal rights of such shares in accordance with Section 262 of the DGCL (such shares of Company Common Stock being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise waives, withdraws, or loses such holder’s appraisal rights under the DGCL with respect to such shares) shall not be converted into a right to receive the Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however, that if, after the Effective Time, such holder fails to perfect, waives, withdraws, or loses such holder’s right to appraisal pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.01(b), without interest thereon, upon surrender of such Certificate formerly representing such share or transfer of such Book-Entry Share, as the case may be. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock, any waiver or withdrawal of any such demand, and any other demand, notice, or instrument delivered to the Company prior to the Effective Time that relates to such demand, and Parent shall have the opportunity and right to direct all negotiations and proceedings with respect to such demands and any other Proceeding brought against the Company by a current or former equityholder related to the transactions contemplated hereby, including those that take place prior to the Effective Time, except for any claims for breach of duty, any commercial claims or any claims which are not brought primarily by a stockholder of the Company to enforce its rights under Section 262 of the DGCL.  Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or settle, or offer to settle, any such demands. Notwithstanding anything to the contrary contained in this Agreement, if the Merger is rescinded or abandoned, then the right of a stockholder to be paid the fair value of such holder’s Dissenting Shares pursuant to Section 262 of the DGCL shall cease. From and after the Effective Time, the Dissenting Shares shall no longer be outstanding and shall not be entitled to exercise any of the voting or other rights of a stockholder of the Surviving Corporation.

Section 2.04Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company, including any rights to acquire capital stock of the Company or equity awards with a value derived from the value of any capital stock of the Company, shall occur, including by reason of any reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted such that the aggregate amount payable to the holders of Company Common Stock at the Closing shall remain the same as would have been payable in the absence of such event; provided, however, that this sentence shall not be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

Section 2.05Withholding Rights. Each of the Paying Agent, Parent, Merger Sub, and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article II such amounts as may be required to be deducted and withheld with respect to the making of such payment under any Tax Laws. To the extent that amounts are so deducted and withheld by the Paying Agent and timely remitted to the appropriate Tax Governmental Entity, Parent, Merger Sub, or the Surviving Corporation, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Paying Agent, Parent, Merger Sub, or the Surviving Corporation, as the case may be, made such deduction and withholding.

Section 2.06Lost Certificates. If any Certificate shall have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, or destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue, in exchange for such lost, stolen, or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Common Stock formerly represented by such Certificate as contemplated under this Article II.

Section 2.07Treatment of Stock Options and Other Stock-Based Compensation.

(a)Company Stock Options. The Company shall take all requisite action so that, at the Effective Time, each option to acquire shares of Company Common Stock (each, a “Company Stock Option”) that is outstanding under any Company Stock Plan or otherwise immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of the holder thereof, cancelled as of the Effective Time without payment therefor and shall have no further force or effect.

(b)Company RSUs. The Company shall take all requisite action so that, at the Effective Time, each restricted stock unit covering shares of Company Common Stock (each, a “Company RSU”) that is outstanding under any Company Stock Plan or otherwise immediately prior to the Effective Time, whether or not then vested, shall, by virtue of the Merger and without any action on the part of the holder thereof, vest in full and be cancelled and converted automatically into the right to receive from the Surviving Corporation, as promptly as reasonably practicable after the Effective Time, an amount in cash, without interest, equal to the product of: (i) the aggregate number of shares of Company Common Stock subject to such Company RSU; multiplied by (ii) the Merger Consideration (such amount to be subject to withholding in accordance with Section 2.05). (such amount payable pursuant to this Section 2.07(c) the “RSU Payments”).

(c)Resolutions and Other Company Actions. At or prior to the Effective Time, the Company, the Company Board, and the compensation committee of the Company Board, as applicable, shall adopt any resolutions and take any actions (including obtaining any employee consents) that may be necessary or appropriate to effectuate the provisions of Section 2.07(a) and Section 2.07(b), without the payment of any additional consideration or provision of any additional benefit.

Section 2.08Treatment of Warrants. At the Effective Time, and in accordance with the terms of each warrant to purchase shares of Company Common Stock that is listed on Section 2.08 of the Company Disclosure Letter (collectively, the “Warrants”) and that is issued and outstanding immediately prior to the Effective Time, unless otherwise elected by the holder of any such Warrant, Parent shall cause the Surviving Corporation to issue a replacement warrant (each, a “Replacement Warrant”) to each holder thereof providing that such Replacement Warrant shall be exercisable for an amount in cash, without interest, equal to the product of: (a) the aggregate number of shares of Company Common Stock in respect of such Warrant; multiplied by (b) the excess, if any, of the Merger Consideration over the per share exercise price under such Warrant. For the avoidance of doubt, in the event that the per share exercise price under any Warrant is equal to or greater than the Merger Consideration, such Warrant shall be cancelled as of the Effective Time without payment therefor and shall have no further force or effect. From and after the Closing, Parent shall cause the Surviving Corporation to comply with all of the terms and conditions set forth in each such Replacement Warrant, including the obligation to make the payments contemplated thereby upon exercise thereof.

Section 2.09Credit Party Payment Amount.

(a)The Company has delivered to Parent the statement, certified, to reasonable belief, by the Chief Executive Officer or Chief Financial Officer of the Company, attached hereto as Exhibit D (the “Projected Closing Statements”), setting forth the Company’s good faith calculation and estimate of (A) the Cash, (B) the Working Capital Adjustment Amount, (C) the Closing Date Indebtedness, (D) the amount of Company Transaction Expenses as of immediately prior to the Closing, and (E) the Credit Party Closing Payment Amount (together, the “Estimated Closing Statements”).

(b)No later than ten (10) Business Days prior to the Closing Date, the Company shall deliver to Parent and the Credit Party Representative a statement (the “Estimated Closing Statements”), certified, to reasonable belief, by the Chief Executive Officer or Chief Financial Officer of the Company, setting forth the Company’s good faith calculation and estimate of (A) the Cash, (B) the Working Capital Adjustment Amount, (C) the Closing Date Indebtedness (the “Estimated Closing Date Indebtedness”), (D) the amount of Company Transaction Expenses as of immediately prior to the Closing, and (E) the amount of the Excess Accrued Senior Interest (the “Estimated Excess Accrued Senior Interest”).  The Company shall (x) promptly provide any additional information reasonably requested by Parent and its Representatives or the Credit Party Representative and its Representatives and provide Parent and its Representatives and the Credit Party Representative and its Representatives with reasonable access to the books and records of the Company that are or can reasonably be expected to be relevant to the calculations set forth in the Estimated Closing Statements in connection with their review thereof, with such access to be subject to reasonable advance written notice and to be provided solely during regular business hours and under reasonable circumstances, subject to restrictions under applicable Law, and (y) consult with and consider in good faith any comments provided by Parent or its Representatives and the Credit Party Representative and its Representatives to the calculation of the amounts set forth on the Estimated Closing Statements, and (z) deliver the Estimated Closing Statements, as modified, to the extent appropriate to reflect the comments received, if any, from Parent or its Representatives at least three (3) Business Days prior to the Closing.

(c)No later than February 15, 2022, Parent and the Surviving Corporation shall prepare and deliver to the Credit Party Representative a statement (the “Closing Statements”) setting forth the Surviving Corporation’s good faith calculation of (i) the Cash, (ii) the Closing Date Indebtedness, (iii) the amount of Company Transaction Expenses as of immediately prior to the Closing, (iv) the value of NOL Refunds, (v) the Working Capital Adjustment Amount, (vi) the amount of the Excess Accrued Senior Interest and (vii) the amount of the Royalty Payments. The Credit Party Representative will have thirty-five (35) days after its receipt thereof to review the Closing Statements. The Surviving Corporation shall cooperate with Credit Party Representative and its Representatives in their review of the Closing Statements, including providing the Credit Party Representative with access during normal business hours to the relevant books, records and finance employees of the Surviving Corporation, and any other information that the Credit Party Representative reasonably requests in connection with the Closing Statements and the determination of the Adjustment Amount, with such access to be subject to reasonable advance written notice and to be provided solely during regular business hours and under reasonable circumstances, subject to restrictions under applicable Law. The Credit Party Representative will deliver notice (the “Statement of Objection”) to the Surviving Corporation on or prior to the thirty-fifth (35th) day after receipt of the Closing Statements specifying in reasonable detail all disputed items, if any, and the basis therefor. If the Credit Party Representative fails to deliver such notice in such thirty-five (35) day period, the Credit Party Representative will have waived its right to contest the Closing Statements, and the amounts set forth therein shall become final and binding. If the Credit Party Representative delivers the Statement of Objection in such thirty-five (35) day period, the Credit Party Representative and Surviving Corporation will, for a period of thirty (30) days following the date of such notice, attempt to resolve their differences and any written resolution agreed by them as to any disputed amount will be final and binding for all purposes under this Agreement.

(d)If the Credit Party Representative and the Surviving Corporation fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the thirty (30) day period, then any amounts remaining in dispute (“Disputed Amounts”) shall be submitted for resolution to the office of an impartial nationally recognized firm of independent certified public accountants mutually agreed between the Credit Party Representative and the Surviving Corporation (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only. The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Statements and the Statement of Objections, respectively. The fees and expenses of the Independent Accountant shall be paid by the Credit Party Representative, on the one hand, and the Surviving Corporation, on the other hand, based upon the percentage that the amount of Disputed Amounts actually contested but not awarded to the Credit Party Representative or the Surviving Corporation, respectively, bears to the aggregate amount of Disputed Amounts actually contested by the Credit Party Representative and the Surviving Corporation. For the avoidance of doubt, if the total of all Disputed Amounts were equal to $100,000 and the Independent Accountant determined that $75,000 of such Disputed Amount be awarded to the Credit Party Representative, then the Surviving Corporation would be liable for 75% of the fees and expenses of the Independent Accountant.  The Independent Accountant shall make a determination as soon as practicable, but no later than thirty (30) days (or such other time as the parties hereto shall agree in writing) after its engagement, and its resolution of the Disputed Amounts shall be conclusive and binding upon the parties hereto.

(e)Subject to the terms and conditions hereof, within five (5) Business Days after the final determination of the Adjustment Amount pursuant to Error! Reference source not found.(c) and (d):

(i)If the Adjustment Amount is a positive number, then Parent shall (x) pay, or cause to be paid, to the Credit Parties, an aggregate amount in cash equal to such positive amount (apportioned as set forth in a certified statement delivered to Parent by the Credit Party Representative); provided, that Parent and its Affiliates (including the Surviving Corporation after the Closing) shall have no liability for, and the Credit Parties shall indemnify Parent and its Affiliates (including the Surviving Corporation after the Closing) with respect to, any Liability or claims related to or arising from the calculation of each Credit Party’s portion of such amount, and (y) immediately thereafter, Parent and the Credit Party Representative shall provide a joint written instruction to the Escrow Agent to deliver promptly (and in any event, no later than two (2) Business Days from the receipt of such joint written instruction by the Escrow Agent) from the Adjustment Escrow Account by wire transfer of immediately available funds in accordance with the Escrow Agreement all proceeds in the Adjustment Escrow Account to the Credit Parties (apportioned as set forth in a certified statement delivered to the Escrow Agent by the Credit Party Representative).

(ii)If the Adjustment Amount is a negative number, then Parent and the Credit Party Representative shall provide a joint written instruction to the Escrow Agent to deliver promptly from the Adjustment Escrow Account by wire transfer of immediately available funds in accordance with the Escrow Agreement (A) an amount equal to the lesser of (x) the absolute value of the Adjustment Amount and (y) the funds remaining in the Adjustment Escrow Account to the Surviving Corporation, and (B) the funds remaining in the Adjustment Escrow Account after giving effect to clause (A) (if any) to the Credit Parties (apportioned as set forth in a certified statement delivered to the Escrow Agent by the Credit Party Representative).

(f)At the Closing, Parent shall:

(i)pay, or cause to be paid, the Company Transaction Expenses that are payable on the Closing Date by wire transfer of immediately available funds as directed by each payee thereof and set forth in the Estimated Closing Statements;

(ii)pay, or cause to be paid, the Indebtedness of the Company that is payable on the Closing Date by wire transfer of immediately available funds as directed by each payee thereof and set forth in the Estimated Closing Statements and any applicable payoff letter;

(iii)pay, or cause to be paid, to the Credit Parties, an aggregate amount equal to the Credit Party Closing Payment Amount (apportioned as set forth in a certified statement delivered to Parent by the Credit Party Representative at least three (3) Business Days prior to the Closing Date) by wire transfer of immediately available funds; provided, that Parent and its Affiliates (including the Surviving Corporation after the Closing) shall have no liability for, and the Credit Parties shall indemnify Parent and its Affiliates (including the Surviving Corporation after the Closing) with respect to, any Liability or claims related to or arising from the calculation of each Credit Party’s portion of the Credit Party Closing Payment Amount;

(iv)pay, or cause to be paid, to the Surviving Corporation by wire transfer of immediately available funds to an account designated by the Surviving Corporation, an amount equal to the aggregate RSU Payments payable to the holders of Company RSUs for prompt distribution to each holder in respect of such holder’s Company RSUs through the Surviving Corporation’s payroll system (such payment to be net of applicable withholding in accordance with Section 2.05); and

(v)deliver, or cause to be delivered, (A) to the Escrow Agent in accordance with the terms of the Escrow Agreement an amount equal to the Adjustment Escrow Amount to be held in the Adjustment Escrow Account and (B) if the Company has not received the PPP Forgiveness Notice prior to the Closing, to the PPP Loan Escrow Agent in accordance with the PPP Loan Escrow Agreement an amount equal to the PPP Loan Escrow Amount to be held in the PPP Loan Escrow Account.

(g)The calculations of Cash, Closing Date Indebtedness, Company Transaction Expenses, Working Capital Adjustment Amount and Excess Accrued Senior Interest in the Estimated Closing Statements and the Closing Statements (and the determination of the Independent Accountant) shall be in accordance with the definitions of such terms contained herein and the principles and methodologies set forth in Schedule 2.09(g).  From the Closing until the final determination of the Adjustment Amount, upon request of the Credit Party Representative (subject to the Credit Party Representative entering into an acceptable confidentiality agreement), the Surviving Corporation shall provide to the Credit Party Representative copies of any quarterly royalty reports provided by Carolina to the Surviving Corporation after the Closing.

Article III
Representations and Warranties of the Company

Except as set forth in the correspondingly numbered Section of the disclosure letter, dated as of the date of this Agreement and delivered by the Company to Parent concurrently with the execution of this Agreement (the “Company Disclosure Letter”), that relates to such Section or another Section of the Company Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure without reference to, or review of, the applicable matter, document or other item disclosed therein that such disclosure is applicable to such Section, and except as disclosed in the body of the Company SEC Documents (i.e., not including the exhibits or incorporated documents), other than any forward looking disclosures set forth under the captions “Risk Factors”, “Cautionary Note Regarding Forward Looking Statements” and any other disclosures contained or referenced therein to the extent such disclosures are predictive, cautionary or forward-looking in nature, the Company hereby represents and warrants to Parent and Merger Sub as follows as of the date hereof and as of the Closing Date:

Section 3.01Organization; Standing and Power; Charter Documents; Subsidiaries.

(a)Organization; Standing and Power. The Company and each of its Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing, and in good standing (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States) under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted, except where the failure to be in good standing, would not reasonably be expected to be material to the Company. Each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company, or other legal entity and is in good standing (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States) in each jurisdiction listed on Error! Reference source not found. of the Company Disclosure Letter, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to be material to the Company.

(b)Charter Documents. The Company has delivered or made available to Parent a true and correct copy of the certificate of incorporation (including any certificate of designations), by-laws, or like organizational documents, each as amended to date (collectively, the “Charter Documents”), of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its respective Charter Documents.

(c)Subsidiaries. Section 3.01(c)(i) of the Company Disclosure Letter lists each of the Subsidiaries of the Company as of the date hereof and its place of organization. Section 3.01(c)(ii) of the Company Disclosure Letter sets forth, for each Subsidiary that is not, directly or indirectly, wholly-owned by the Company: (i) the number and type of any capital stock of, or other equity or voting interests in, such Subsidiary that is outstanding as of the date hereof; and (ii) the number and type of shares of capital stock of, or other equity or voting interests in, such Subsidiary that, as of the date hereof, are owned, directly or indirectly, by the Company. All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company that is owned directly or indirectly by the Company have been validly issued, were issued free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens: (A) imposed by applicable securities Laws; or (B) arising pursuant to the Charter Documents of any non-wholly-owned Subsidiary of the Company. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, or any interest convertible into or exchangeable or exercisable for, any capital stock or other equity or voting interests in, any Person.

Section 3.02Capital Structure.

(a)Capital Stock. The authorized capital stock of the Company consists of: (i) 10,000,000 shares of Company Common Stock; and (ii) 1,000,000 shares of preferred stock, par value $0.02 per share, of the Company (the “Company Preferred Stock”). As of the close of business on January 30, 2021: (A) 566,930 shares of Company Common Stock were issued and outstanding (not including shares held in treasury); (B) no shares of Company Common Stock were issued and held by the Company in its treasury; and (C) no shares of Company Preferred Stock were issued and outstanding or held by the Company in its treasury. All of the outstanding shares of capital stock of the Company are, and all shares of capital stock of the Company which may be issued as contemplated or permitted by this Agreement will be, when issued, duly authorized, validly issued, fully paid, and non-assessable, and not subject to, or issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right. No Subsidiary of the Company owns any shares of Company Common Stock.

(b)Stock Awards.

(i)As of the close of business on January 30, 2021, an aggregate of 4,362 shares of Company Common Stock were reserved for issuance pursuant to Company Equity Awards not yet granted under the Company Stock Plans. As of the close of business on January 30, 2021, 6,613 shares of Company Common Stock were reserved for issuance pursuant to outstanding Company Stock Options and 6,646 of shares of Company Common Stock were reserved for issuance pursuant to outstanding Company RSUs. The per share exercise price under each Company Stock Option is equal to or greater than the Merger Consideration. Section 3.02(b)(i)(1) of the Company Disclosure Letter sets forth as of the date of this Agreement a list of each outstanding Company Equity Award granted under the Company Stock Plans and: (A) the name of the holder of such Company Equity Award; (B) the number of shares of Company

Common Stock subject to such outstanding Company Equity Award; (C) if applicable, the exercise price, purchase price, or similar pricing of such Company Equity Award; (D) the date on which such Company Equity Award was granted or issued; (E) the applicable vesting, repurchase, or other lapse of restrictions schedule, and the extent to which such Company Equity Award is vested and exercisable as of the date hereof; and (F) with respect to Company Stock Options, the date on which such Company Stock Option expires. With respect to each Company Stock Option, (x) the grant thereof was duly authorized no later than the date on which the grant of such Company Stock Option was by its terms effective (the “Grant Date”) by all necessary corporate action, (y) such Company Stock Option was granted in compliance in all material respects with all applicable laws and all of the terms and conditions of the Company Stock Plans and has an exercise price that is equal to or greater than the fair market value of the underlying shares of Company Common Stock on the applicable Grant Date, and (z) no modifications have been made to such Company Stock Option following the Grant Date.  All shares of Company Common Stock subject to issuance under the Company Stock Plans, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable.

(ii) Except for the Company Stock Plans, there are no Contracts to which the Company is a party obligating the Company to accelerate the vesting of any Company Equity Award as a result of the transactions contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events) or contain any obligation to grant a Company Equity Award that has not been satisfied in full prior to the date hereof. Other than the Company Equity Awards as of the date hereof, there are no outstanding: (A) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt or shares of capital stock of the Company; (B) options, warrants, or other agreements, rights or commitments to acquire from the Company or any of its Subsidiaries or to subscribe to, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt or shares of capital stock of (or securities convertible into or exchangeable for Voting Debt or shares of capital stock of) the Company; or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company, in each case that have been issued by the Company or its Subsidiaries (the items in clauses (A), (B), and (C), together with the capital stock of the Company, being referred to collectively as “Company Securities”). All outstanding shares of Company Common Stock, all outstanding Company Equity Awards, all outstanding Warrants, and all outstanding shares of capital stock, voting securities, or other ownership interests in any Subsidiary of the Company, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.

(iii)There are no outstanding Contracts requiring the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Company Securities or Company Subsidiary Securities. Neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to any Company Securities or Company Subsidiary Securities.

(c)No Voting Debt; Warrants. No bonds, debentures, notes, or other indebtedness issued by the Company or any of its Subsidiaries: (i) having the right to vote on any matters on which stockholders or equityholders of the Company or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of the Company or any of its Subsidiaries, are issued or outstanding (collectively, “Voting Debt”). As of the date hereof, an aggregate of 94,695 shares of Company Common Stock are subject to, and 94,695 shares of Company Common Stock are reserved for issuance upon exercise of, the Warrants.

(d)Company Subsidiary Securities. As of the date hereof, there are no outstanding: (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt, capital stock, voting securities, or other ownership interests in any Subsidiary of the Company; (ii) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries or to subscribe to, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt, capital stock, voting securities, or other ownership interests in (or securities convertible into or exchangeable for Voting Debt, capital stock, voting securities, or other ownership interests in) any Subsidiary of the Company; or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, any Subsidiary of the Company, in each case that have been issued by a Subsidiary of the Company (the items in clauses (i), (ii), and (iii), together with the capital stock, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as “Company Subsidiary Securities”).

Section 3.03Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes.

(a)Authority. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby, subject to, in the case of the consummation of the Merger, adoption of this Agreement by the affirmative vote or consent of the holders of a majority of the outstanding shares of Company Common Stock (the “Requisite Company Vote”). The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company and no approvals or other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only, in the case of consummation of the Merger, to the receipt of the Requisite Company Vote. The Requisite Company Vote is the only vote or consent of the holders of any class or series of the Company’s capital stock necessary to approve and adopt this Agreement, approve the Merger, and consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors’ rights generally and by general principles of equity.

(b)Non-Contravention. The execution, delivery, and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated by this Agreement, including the Merger, do not and will not: (i) subject to obtaining the Requisite Company Vote, contravene or conflict with, or result in any violation or breach of, the Charter Documents of the Company or any of its Subsidiaries; (ii) assuming that all Consents contemplated by clauses (i) through (v) of Section 3.03(c) have been obtained or made and, in the case of the consummation of the Merger, obtaining the Requisite Company Vote, conflict with or violate any Law applicable to the Company, any of its Subsidiaries, or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the Company’s or any of its Subsidiaries’ loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation give rise to any obligation to make an offer to purchase or redeem any Indebtedness or capital stock, voting securities, or other equity interests, or result in any loss of a material benefit under, or require any Consent under, any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound as of the date hereof; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except, in the case of each of clauses (ii), (iii), and (iv), for any conflicts, violations, breaches, defaults, loss of benefits, additional payments or other liabilities, alterations, terminations, amendments, accelerations, cancellations, or Liens that, or where the failure to obtain any Consents, in each case, would not reasonably be expected to be material to the Company.

(c)Governmental Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, or notice to (any of the foregoing being a “Consent”), any supranational, national, state, municipal, local, or foreign government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority (a “Governmental Entity”) is required to be obtained or made by the Company in connection with the execution, delivery, and performance by the Company of this Agreement or the consummation by the Company of the Merger and other transactions contemplated hereby, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) the filing of the Company Proxy Statement in definitive form with the Securities and Exchange Commission (“SEC”) in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger, and the other transactions contemplated by this Agreement; (iii) such Consents as may be required under applicable state securities or “blue sky” Laws or the rules and regulations of the Nasdaq National Market (the “Nasdaq”); (iv) the other Consents of Governmental Entities listed in Section 3.03(c) of the Company Disclosure Letter (the “Other Governmental Approvals”); and (v) such other Consents which if not obtained or made would not reasonably be expected to be material to the Company.

(d)Board Approval. The Company Board, by resolutions duly adopted by a unanimous vote at a meeting of all directors of the Company duly called and held and, not subsequently rescinded or modified in any way as of the date hereof, has: (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Company and the Company’s stockholders; (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein; (iii) directed that this Agreement be submitted to a vote of the Company’s stockholders for adoption at the Company Stockholders Meeting; and (iv) resolved to recommend that Company stockholders vote in favor of adoption of this Agreement in accordance with the DGCL (collectively, the “Company Board Recommendation”).

(e)Anti-Takeover Statutes. Except for Section 203 of the DGCL, to the Knowledge of the Company, no “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any federal, state, local, or foreign laws applicable to the Company is applicable to this Agreement, the Merger, or any of the other transactions contemplated by this Agreement. Assuming that the representations of Parent and Merger Sub set forth in Section 4.06 are true and correct, the Company Board has taken all actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in such Section 203) will not apply to the execution, delivery, or performance of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement. Neither the Company nor any of its Subsidiaries has in effect a “poison pill”, stockholder rights plan or other similar plan or agreement.

Section 3.04SEC Filings; Financial Statements; Sarbanes-Oxley Act Compliance; Undisclosed Liabilities; Off-Balance Sheet Arrangements; Accounts Payable; Accounts Receivable.

(a)SEC Filings. The Company has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and schedules thereto and all other information incorporated by reference therein) required to be filed or furnished by it with the SEC since January 31, 2018 (the “Company SEC Documents”). True, correct, and complete copies of all Company SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC (“EDGAR”). To the extent that any Company SEC Document available on EDGAR contains redactions pursuant to a request for confidential treatment or otherwise, the Company has made available to Parent the full text of all such Company SEC Documents that it has so filed or furnished with the SEC. As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the “Sarbanes-Oxley Act”), and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents. None of the Company SEC Documents, including any financial statements, schedules, or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents. None of the Company’s Subsidiaries is required to file or furnish any forms, reports, or other documents with the SEC. There has been no material change to the business or prospects of the Company or any of its Subsidiaries from that disclosed in the Company SEC Documents.

(b)Financial Statements. Each of the audited or unaudited consolidated financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in accordance with GAAP in all material respects the consolidated financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Company and its consolidated Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC (but only if the effect of such adjustments would not, individually or in the aggregate, be material).

(c)Internal Controls. The Company and each of its Subsidiaries has established and maintains a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that: (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the assets of the Company and its Subsidiaries.

(d)Disclosure Controls and Procedures. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are effective in ensuring that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports. Since the Company Balance Sheet Date, neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of: (i) any “significant deficiency” or “material weakness” (each as defined in Rule 12b-2 of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.

(e)Undisclosed Liabilities. The unaudited balance sheet of the Company dated as of October 31, 2020 contained in the Company SEC Documents filed prior to the date hereof is hereinafter referred to as the “Company Balance Sheet.” Neither the Company nor any of its Subsidiaries has any Liabilities, and no properties or assets of the Company or any of its Subsidiaries are subject to any Liens (other than Permitted Liens), other than Liabilities or Liens that: (i) are fully reflected or reserved against in the Company Balance Sheet (including the notes thereto); (ii) were incurred since the date of the Company Balance Sheet in the ordinary course of business; (iii) are incurred in connection with the transactions contemplated by this Agreement; or (iv) do not exceed $100,000 in the aggregate.

(f)Off-Balance Sheet Arrangements. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to: (i) any joint venture, off-balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act) or any other arrangement where the result, purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of the Company Subsidiaries in the Company’s or such Company Subsidiary’s published financial statements or other Company SEC Documents.

(g)Accounts Payable; Accounts Receivable. Each of the accounts payable, accounts receivable (and any reserves or allowances thereto) and notes receivable of the Company arose from bona fide transactions consummated in the ordinary course of business and has been calculated and recorded in accordance with GAAP.  No contra account, set-off, defense, counterclaim, allowance or adjustment has been asserted or, to the Knowledge of the Company, threatened by any of the account debtors of such accounts receivable and notes receivable.  The execution of this Agreement or the occurrence of the Closing of the transactions set forth herein shall not give cause to any acceleration or discounting in the accounts receivable or increase in the accounts payable. There have been no material write-offs or delays in collection of notes and accounts receivable as a result of or otherwise arising out of the COVID-19 virus or COVID-19-related Laws or Orders through the Closing Date.  As of the date hereof, the Company does not expect there to be any, and, to the Knowledge of the Company, there is no reasonable basis for, any material write-offs or delays in collection of notes and accounts receivable following the Closing Date as a result of or otherwise arising out of the COVID-19 virus or COVID-19-related Laws or Orders.

(h)Sarbanes-Oxley Compliance. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Company SEC Documents, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Other than as disclosed in the SEC Documents, the Company is also in compliance with all of the other applicable provisions of the Sarbanes-Oxley Act, except for any non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(i)CARES Act. None of the Company or any of its Subsidiaries has applied for or accepted either (i) any loan pursuant to PPP in Section 1102 and Section 1106 of the CARES Act, respectively, (ii) any funds pursuant to the Economic Injury Disaster Loan program or an advance on an Economic Injury Disaster Loan pursuant to Section 1110 of the CARES Act, or (iii) any loan or funds from similar Law enacted by Governmental Entity in any state, local, or foreign jurisdictions in response to the COVID-19 virus.

(j)Company Subsidiaries. None of the Company Subsidiaries is, or has at any time since the date of the Company Balance Sheet been, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

Section 3.05Absence of Certain Changes or Events. Since the date of the Company Balance Sheet through the date of this Agreement, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, (a) the business of the Company and each of its Subsidiaries has been conducted in the ordinary course of business, (b) there has not been or occurred any Company Material Adverse Effect and (c) none of the Company or its Subsidiaries has taken any action or committed or agreed to take any action that would be prohibited by Section 6.01 if such action were taken on or after the date hereof without the prior written consent of the Parent.

Section 3.06Taxes.

(a)Tax Returns and Payment of Taxes. The Company and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete, and correct in all material respects. Neither Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business. All material Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, the Company has made an adequate provision for such Taxes in the Company’s financial statements included in the Company SEC Documents (in accordance with GAAP). The Company’s most recent financial statements included in the Company SEC Documents reflect an adequate reserve (in accordance with GAAP) for all Taxes payable by the Company and its Subsidiaries through the date of such financial statements. Neither the Company nor any of its Subsidiaries has incurred any material Liability for Taxes since the date of the Company’s most recent financial statements included in the Company SEC Documents outside of the ordinary course of business or otherwise inconsistent with past practice.

(b)Availability of Tax Returns. The Company has made available to Parent complete and accurate copies of all federal, state, local, and foreign income, franchise, and other material Tax Returns filed by or on behalf of the Company or its Subsidiaries for any Tax period ending after January 28, 2017.

(c)Withholding. The Company and each of its Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Company Employee, creditor, customer, stockholder, or other party (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any state, local, and foreign Laws), and materially complied with all information reporting and backup withholding provisions of applicable Law.

(d)Liens. There are no Liens for material Taxes upon the assets of the Company or any of its Subsidiaries other than for current Taxes not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP has been made in the Company’s most recent financial statements included in the Company SEC Documents.

(e)Tax Deficiencies and Audits. No deficiency for any material amount of Taxes which has been proposed, asserted, or assessed in writing by any taxing authority against the Company or any of its Subsidiaries remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of the Company or any of its Subsidiaries. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or pending with respect to any material Taxes of the Company or any of its Subsidiaries.

(f)Tax Jurisdictions. No claim has ever been made in writing by any taxing authority in a jurisdiction where the Company and its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.

(g)Tax Rulings. Neither the Company nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.

(h)Consolidated Groups, Transferee Liability, and Tax Agreements. Neither Company nor any of its Subsidiaries: (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary, or similar basis; (ii) has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state, or foreign Law), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement (other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes).

(i)Change in Accounting Method. Neither Company nor any of its Subsidiaries has agreed to make, nor is it required to make, any material adjustment under Section 481(a) of the Code or any comparable provision of state, local, or foreign Tax Laws by reason of a change in accounting method or otherwise.

(j)Post-Closing Tax Items. The Company and its Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (ii) installment sale or open transaction disposition made on or prior to the Closing Date; (iii) prepaid amount received on or prior to the Closing Date; (iv) ) any income under Section 965(a) of the Code, including as a result of any election under Section 965(h) of the Code with respect thereto; or (v) election under Section 108(i) of the Code.

(k)Section 355. Neither Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(l)CARES Act. The Company and each of its Subsidiaries are qualified for any deferral of payroll Taxes they have taken and any employee retention credit it has claimed pursuant to Section 2301 and 2302 of the CARES Act.

(m)Reportable Transactions. Neither Company nor any of its Subsidiaries has been a party to, or a material advisor with respect to, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).

Section 3.07Intellectual Property.

(a)Scheduled Company-Owned IP. Error! Reference source not found. of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of all: (i) Company-Owned IP that is the subject of any issuance, registration, certificate, application, or other filing by, to or with any Governmental Entity or authorized private registrar, including patents, patent applications, trademark registrations and pending applications for registration, copyright registrations and pending applications for registration, and internet domain name registrations; and (ii) material unregistered Company-Owned IP.

(b)Right to Use; Title. The Company or one of its Subsidiaries is the sole and exclusive owner of all right, title, and interest in and to the Company-Owned IP, and has the valid and enforceable right to use all other Intellectual Property used or held for use in or necessary for the conduct of the business of the Company and each of its Subsidiaries as currently conducted and as proposed to be conducted (“Company IP”), in each case, free and clear of all Liens and licenses granted pursuant to a Company IP License set forth on Error! Reference source not found. of the Company Disclosure Letter.

Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereunder, will result in the loss or impairment of or payment of any additional amounts with respect to, or require the consent of any other Person in respect of, the Company’s or any of its Subsidiary’s right to own or use any Company-Owned IP or any Intellectual Property subject to any Company IP Agreement.

(c)Validity and Enforceability. As of the date of this Agreement, the Company-Owned IP and the Company and each of its Subsidiaries’ rights in the Company-Owned IP are valid, subsisting, and enforceable. The Company and each of its Subsidiaries have taken commercially reasonable steps to maintain the Company IP and to protect and preserve the confidentiality of all trade secrets included in the Company IP.

(d)Non-Infringement. The conduct of the businesses of the Company and any of its Subsidiaries has not infringed, misappropriated, or otherwise violated, and is not infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person, and to the knowledge of the Company, no third party is infringing upon, violating, or misappropriating any Company IP.

(e)IP Legal Actions and Orders. There are no Legal Actions pending or, to the Knowledge of the Company, threatened: (i) alleging any infringement, misappropriation, or violation by the Company or any of its Subsidiaries of the Intellectual Property of any Person; or (ii) challenging the validity, enforceability, or ownership of any Company-Owned IP or the Company or any of its Subsidiaries’ rights with respect to any Company IP. The Company and its Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any Company-Owned IP.

(f)Company IT Systems. In the prior 24 month period, there has been no malfunction, failure, continued substandard performance, denial-of-service, or other cyber incident, including any cyberattack, or other impairment of the Company IT Systems, which has caused any material disruption to the business of the Company or any of its Subsidiaries or caused any material loss, destruction, damage, or harm of or to the Company, any of its Subsidiaries or their respective operations, personnel, property, or other assets. The Company and each of its Subsidiaries have taken commercially reasonable efforts to safeguard the confidentiality, availability, security, and integrity of the Company IT Systems, including implementing and maintaining appropriate backup, disaster recovery, and software and hardware support arrangements, procedures and technologies.

(g)Privacy and Data Security. The Company and each of its Subsidiaries have complied with (i) all applicable Laws pertaining to data protection, data privacy, data breach notification, cross-border data transfer, electronic and telephone communications and marketing,  (ii) all internal or publicly posted policies, notices, and statements, (iii) any Contracts and/or applicable industry standards, concerning the collection, use, processing, storage, transfer, disclosure, and security of Personal Information in the conduct of the Company’s and its Subsidiaries’ businesses (collectively, “Data Protection Requirements”). Since the Company Balance Sheet Date, the Company and its Subsidiaries have not: (i) experienced any actual, alleged, or suspected data breach or other security incident involving Personal Information in their possession or control; or (ii) been subject to or received any notice of any audit, investigation, complaint, or other Legal Action by any Governmental Entity or other Person concerning the Company’s or any of its Subsidiaries’ collection, use, processing, storage, transfer, disclosure, or protection of Personal Information or actual, alleged, or suspected violation of any applicable Law concerning privacy, data security, or data breach notification, and to the Knowledge of the Company, there are no facts or circumstances that could reasonably be expected to give rise to any such Legal Action, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.  The Company and its Subsidiaries established and maintain, and have maintained, physical, technical, and administrative security measures and policies, compliant with applicable Data Protection Requirements, that protect the confidentiality, integrity, security, and availability of the Company’s software, systems, and websites that are involved in the collection and/or processing of Personal Information and/or business data.  The execution, delivery, and performance of this Agreement shall not cause, constitute, or result in a breach or violation of any Data Protection Requirement or other standard terms or service entered into by the users of the Company’s and its Subsidiaries’ services.

Section 3.08Compliance; Permits.

(a)Compliance. The Company and each of its Subsidiaries are and, since the Company Balance Sheet Date, have been in compliance with, all Laws or Orders applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective businesses or properties is bound, except for any such failure to comply as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since the Company Balance Sheet Date, no Governmental Entity has issued any written notice or notification stating that the Company or any of its Subsidiaries is not in compliance with any Law in any material respect.

(b)Permits. The Company and its Subsidiaries hold, to the extent necessary to operate their respective businesses as such businesses are being operated as of the date hereof, all permits, licenses, registrations, variances, clearances, consents, commissions, franchises, exemptions, Orders, authorizations, and approvals from Governmental Entities (collectively, “Permits”), except for any Permits for which the failure to obtain or hold would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No suspension, cancellation, non-renewal, or adverse modifications of any Permits of the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened, except for any such suspension or cancellation which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries is and, since the Company Balance Sheet Date, has been in compliance with the terms of all Permits, except where the failure to be in such compliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.09Litigation. Since January 31, 2018, there is and has been no Legal Action pending, or to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties or assets or, to the Knowledge of the Company, any officer, director or employee of the Company or any of its Subsidiaries in their capacities as such. None of the Company or any of its Subsidiaries or any of their respective properties or assets is subject to any order, writ, assessment, decision, injunction, decree, ruling, award or judgment of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent (“Order”).

Section 3.10Brokers’ and Finders’ Fees. Except for fees payable to Houlihan Lokey (the “Company Financial Advisor”) pursuant to an engagement letter listed in Error! Reference source not found. of the Company Disclosure Letter, a correct and complete copy of which has been provided to Parent, neither the Company nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.

Section 3.11Employee Matters.

(a)Schedule. Section 3.11(a) of the Company Disclosure Letter contains a true and complete list of each plan, program, policy, agreement, collective bargaining agreement, or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock or stock-based awards, fringe, retirement, death, disability, medical, or wellness benefits, or other employee benefits or remuneration of any kind, including each employment, termination, severance, retention, change in control, or consulting or independent contractor plan, program, arrangement, or agreement, in each case whether written or unwritten or otherwise, funded or unfunded, insured or self-insured, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, which is or has been sponsored, maintained, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries, or with respect to which the Company or any Company ERISA Affiliate has or may have any current or  potential Liability (collectively, the “Company Employee Plans”).

(b)Documents. The Company has made available to Parent correct and complete copies (or, if a plan or arrangement is not written, a written description) of all Company Employee Plans and amendments thereto, and, to the extent applicable: (i) all related trust agreements, funding arrangements, insurance contracts, and service provider agreements now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise; (ii) the most recent determination letter received regarding the tax-qualified status of each Company Employee Plan; (iii) the most recent financial statements for each Company Employee Plan; (iv) the Form 5500 Annual Returns/Reports and Schedules for the most recent plan year for each Company Employee Plan; (v) the current summary plan description for each Company Employee Plan; (vi) all actuarial valuation reports related to any Company Employee Plans; and (vii) the most recent written results of all required compliance testing.

(c)Employee Plan Compliance. (i) Each Company Employee Plan has been established, funded, administered, and maintained in all material respects in accordance with its terms and in material compliance with applicable Laws, including but not limited to ERISA and the Code; (ii) each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has received timely determination letters from the IRS and no such determination letter has been revoked nor, to the Knowledge of the Company, has any such revocation been threatened, or with respect to a prototype plan, can rely on an opinion letter from the IRS to the prototype plan sponsor, to the effect that such qualified retirement plan and the related trust are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and no circumstance exists that could result in the loss of such qualified status under Section 401(a) of the Code; or the imposition of any material liability, penalty or Tax under ERISA or the Code; (iii) the Company and its Subsidiaries, where applicable, have timely made all contributions, benefits, premiums, and other payments required by and due under the terms of each Company Employee Plan and applicable Law and accounting principles, and all benefits accrued under any unfunded Company Employee Plan have been paid, accrued, or otherwise adequately reserved to the extent required by, and in accordance with GAAP; (iv) except to the extent limited by applicable Law, each Company Employee Plan can be amended, terminated, or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to Parent, the Company, or any of its Subsidiaries (other than ordinary administration expenses and in respect of accrued benefits thereunder); (v) there are no investigations, audits, inquiries, enforcement actions, or Legal Actions pending or, to the Knowledge of the Company, threatened by the IRS, U.S. Department of Labor, Health and Human Services, Equal Employment Opportunity Commission, or other Governmental Entity with respect to any Company Employee Plan; (vi) there are no Legal Actions pending, or, to the Knowledge of the Company, threatened with respect to any Company Employee Plan (in each case, other than routine claims for benefits); and (vii) to the Knowledge of the Company, neither the Company nor any of its Company ERISA Affiliates has engaged in a transaction that could subject the Company or any Company ERISA Affiliate to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

(d)Plan Liabilities. Neither the Company nor any Company ERISA Affiliate has: (i) incurred or reasonably expects to incur, either directly or indirectly, any liability under Title I or Title IV of ERISA, or related provisions of the Code or foreign Law relating to any Company Employee Plan and nothing has occurred that could reasonably be expected to constitute grounds under Title IV of ERISA to terminate, or appoint a trustee to administer, any Company Employee Plan; (ii) except for payments of premiums to the Pension Benefit Guaranty Corporation (“PBGC”) which have been timely paid in full, not incurred any liability to the PBGC in connection with any Company Employee Plan covering any active, retired, or former employees or directors of the Company or any Company ERISA Affiliate, including, without limitation, any liability under Sections 4069 or 4212(c) of ERISA or any penalty imposed under Section 4071 of ERISA, or ceased operations at any facility, or withdrawn from any such Company Employee Plan in a manner that could subject it to liability under Sections 4062, 4063 or 4064 of ERISA; (iii) failed to satisfy the health plan compliance requirements under the Affordable Care Act, including related information reporting requirements; (iv) failed to comply with Section 601 et. seq. of ERISA and Section 4980B of the Code, regarding the health plan continuation coverage requirements under COBRA; (v) failed to comply with the privacy, security, and breach notification requirements under HIPAA; or (vi) incurred any withdrawal liability (including any contingent or secondary withdrawal liability) within the meaning of Sections 4201 or 4204 of ERISA to any multiemployer plan and nothing has occurred that presents a material risk of the occurrence of any withdrawal from or the partition, termination, reorganization, or insolvency of any such multiemployer plan which could result in any liability of the Company or any Company ERISA Affiliate to any such multiemployer plan. No complete or partial termination of any Company Employee Plan has occurred or is expected to occur.

(e)Certain Company Employee Plans. With respect to each Company Employee Plan:

(i)no such plan is a “multiemployer plan” within the meaning of Section 3(37) of ERISA or a “multiple employer plan” within the meaning of Section 413(c) of the Code and neither the Company nor any of its Company ERISA Affiliates has now or at any time within the previous six years contributed to, sponsored, maintained, or had any liability or obligation in respect of any such multiemployer plan or multiple employer plan;

(ii)no Legal Action has been initiated by the PBGC to terminate any such Company Employee Plan or to appoint a trustee for any such Company Employee Plan;

(iii)no Company Employee Plan is subject to the minimum funding standards of Section 302 of ERISA or Sections 412, 418(b), or 430 of the Code, and none of the assets of the Company or any Company ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under Section 303 of ERISA or Sections 430 or 436 of the Code; and

(iv)no “reportable event,” as defined in Section 4043 of ERISA, has occurred, or is reasonably expected to occur, with respect to any such Company Employee Plan.

(f)No Post-Employment Obligations. No Company Employee Plan provides post-termination or retiree health benefits to any person for any reason, except as may be required by COBRA or other applicable Law, and neither the Company nor any Company ERISA Affiliate has any Liability to provide post-termination or retiree health benefits to any person or ever represented, promised, or contracted to any current or former employee, independent contractor, consultant, or director of the Company or any of its Subsidiaries (each, a “Company Employee”) (either individually or to Company Employees as a group) or any other person that such Company Employee(s) or other person would be provided with post-termination or retiree health benefits, except to the extent required by COBRA or other applicable Law.

(g)Potential Governmental or Lawsuit Liability. Other than routine claims for benefits: (i) there are no pending or, to the Knowledge of the Company, threatened claims by or on behalf of any participant in any Company Employee Plan, or otherwise involving any Company Employee Plan or the assets of any Company Employee Plan; and (ii) no Company Employee Plan is presently or has within the three years prior to the date hereof, been the subject of an examination or audit by a Governmental Entity or is the subject of an application or filing under, or is a participant in, an amnesty, voluntary compliance, self-correction, or similar program sponsored by any Governmental Entity.

(h)Section 409A Compliance. Each Company Employee Plan that is subject to Section 409A of the Code has been operated in compliance with such section and all applicable regulatory guidance (including, without limitation, proposed regulations, notices, rulings, and final regulations).  No Person is entitled to receive any additional payment (including any Tax gross-up or other payment) from the Company or any of its Subsidiaries as a result of the imposition of any Taxes required by Section 409A of the Code.

(i)Health Plan Compliance. Each of the Company and its Subsidiaries complies in all material respects with the applicable requirements under the Affordable Care Act, the Code, ERISA, COBRA, HIPAA, and other federal requirements for employer-sponsored health plans, and any corresponding requirements under state statutes, with respect to each Company Employee Plan that is a group health plan within the meaning of Section 733(a) of ERISA, Section 5000(b)(1) of the Code, or such state statute.

(j)Effect of Transaction. Neither the execution or delivery of this Agreement, the consummation of the Merger, nor any of the other transactions contemplated by this Agreement will (either alone or in combination with any other event): (i) entitle any current or former director, employee, contractor, or consultant of the Company or any of its Subsidiaries to severance pay or any other payment; (ii) accelerate the timing of payment, funding, or vesting, or increase the amount of compensation due to any such individual; (iii) limit or restrict the right of the Company to merge, amend, or terminate any Company Employee Plan; or (iv) increase the amount payable or result in any other material obligation pursuant to any Company Employee Plan. No amount or benefit that could be received (whether in cash or property or the vesting of any property) as a result of the consummation of the transactions contemplated by this Agreement (either alone or together with any other event) by any employee, director, or other service provider of the Company under any Company Employee Plan or otherwise would not be deductible by reason of Section 280G of the Code nor would be subject to an excise tax under Section 4999 of the Code.  No Person is entitled to receive any additional payment (including any Tax gross-up or other payment) from the Company or any of its Subsidiaries as a result of the imposition of the excise Taxes required by Section 4999 of the Code.

(k)Section 162(m) Compliance. No amount has been paid by the Company or any of its Subsidiaries, and no amount is expected to be paid by the Company or any of its Subsidiaries, which would be subject to the provisions of Section 162(m) of the Code such that all or a part of such payments would not be deductible by the payor.

(l)Employment Law Matters. The Company and each of its Subsidiaries: (i) is in compliance in all material respects with all applicable Laws and agreements regarding hiring, employment, termination of employment, plant closing and mass layoff, employment discrimination, pay equity, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, use of genetic information, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll taxes, and immigration with respect to Company Employees and contingent workers; and (ii) is in compliance in all material respects with all applicable Laws relating to the relations between it and any labor organization, trade union, work council, or other body representing Company Employees.

(m)Labor. Neither Company nor any of its Subsidiaries is party to, or subject to, any collective bargaining agreement or other agreement with any labor organization, work council, or trade union with respect to any of its or their operations. No material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed within the United States is pending, threatened, or has occurred in the last two years, and, to the Knowledge of the Company, no material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed outside the United States is pending, threatened, or has occurred in the last two years. None of the Company Employees is represented by a labor organization, work council, or trade union and, to the Knowledge of the Company, there is no organizing activity, Legal Action, election petition, union card signing or other union activity, or union corporate campaigns of or by any labor organization, trade union, or work council directed at the Company or any of its Subsidiaries, or any Company Employees. There are no material Legal Actions, government investigations, or labor grievances pending, or, to the Knowledge of the Company, threatened relating to any employment related matter involving any Company Employee or applicant, including, but not limited to, charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law.

(n)Timely Payment of Employee Compensation. None of the Company nor any of its Subsidiaries is delinquent in payment to any of its current or former directors, officers, employees or consultants for any wages, fees, salaries, commissions, bonuses, or other direct compensation for service performed by them or amounts required to be reimbursed to such directors, officers, employees and consultants or in payments owned upon any termination of such person’s employment or service.

(o)Sexual Harassment or Misconduct. To the Knowledge of the Company, no allegations of sexual harassment or sexual misconduct have been made to the Company or any of its Subsidiaries in the five (5) year period preceding the date hereof against any individual in his or her capacity as director or an employee of the Company or any of its Subsidiaries.

Section 3.12Real Property.

(a)Owned Real Estate. Neither the Company nor any Subsidiaries owns, or has ever owned, any real property.

(b)Leased Real Estate. Error! Reference source not found. of the Company Disclosure Letter contains a true and complete list of all Leases (including all amendments, extensions, renewals, guaranties, and other agreements with respect thereto) as of the date hereof for each such Leased Real Estate (including the date and name of the parties to such Lease document and the address of such Leased Real Estate). The Company has delivered to Parent a true and complete copy of each such Lease. With respect to each of the Leases and the Leased Real Estate: (i) the Company or its Subsidiary has a valid leasehold interest in such Leased Real Estate and such Lease is legal, valid, binding, enforceable, and in full force and effect; (ii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party to the Lease, is in breach or default under such Lease, and no event has occurred or circumstance exists which, with or without notice, lapse of time, or both, would constitute a breach or default under such Lease; (iii) the Company’s or its Subsidiary’s possession and quiet enjoyment of the Leased Real Estate under such Lease has not been disturbed, and to the Knowledge of the Company, there are no disputes with respect to such Lease; (iv) there are no Liens on the estate created by such Lease other than Permitted Liens; (v) neither the Company, any Subsidiary, nor, to the Knowledge of the Company, any other party to the Lease, has any defenses, setoffs, claims or counterclaims under any Lease; (vi) there are no brokerage commissions due, or which are scheduled to become due, with respect to any Lease; (vii) the applicable lessor, sublessor, or licensor (as the case may be) under each Lease has completed all tenant improvement work and other alterations required to be performed by such party pursuant to such Lease; (viii) there is currently no ongoing construction work being performed at the Leased Real Estate by the Company, any Subsidiary, or the counterparty to any Lease other than normal maintenance and repairs being performed in the ordinary course of business; and (ix) to the Knowledge of the Company, there do not exist any actual, threatened, or contemplated condemnation or eminent domain proceedings that affect or in any way relate to any Leased Real Estate or any part thereof, and neither the Company nor any Subsidiary has received any written notice of the intention of any Governmental Entity or other Person to take or use all or any part thereof. Neither the Company nor any of its Subsidiaries has assigned, pledged, mortgaged, hypothecated, or otherwise transferred any Lease or any interest therein nor has the Company or any of its Subsidiaries subleased, licensed, or otherwise granted any Person (other than another wholly-owned Subsidiary of the Company) a right to use or occupy such Leased Real Estate or any portion thereof, and there are no outstanding options or rights of refusal to purchase all or any part of the Leased Real Estate. Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated herein, nor the fulfillment of or compliance with the terms and conditions hereof, require the consent of any landlords or sublandlords pursuant to any Lease.

(c)Real Estate Used in the Business. The Leased Real Estate identified in Error! Reference source not found. of the Company Disclosure Letter comprise all of the real property used or intended to be used in, or otherwise related to, the business of the Company or any of its Subsidiaries, and no real property other than the Leased Real Estate is necessary for the continued operation of the business of the Company and its Subsidiaries as currently conducted.

Section 3.13Environmental Matters.

(a)Compliance with Environmental Laws. The Company and its Subsidiaries are, and have been, in compliance in all material respects with all Environmental Laws, which compliance includes the possession, maintenance of, compliance in all material respects with, or application for, all Permits required under applicable Environmental Laws for the operation of the business of the Company and its Subsidiaries as currently conducted.

(b)No Disposal, Release, or Discharge of Hazardous Substances. Neither the Company nor any of its Subsidiaries has disposed of, released, or discharged any Hazardous Substances on, at, under, in, or from any real property currently or, to the Knowledge of the Company, formerly owned, leased, or operated by it or any of its Subsidiaries or at any other location that is: (i) currently subject to any investigation, remediation, or monitoring; or (ii) reasonably likely to result in liability to the Company or any of its Subsidiaries, in either case of (i) or (ii) under any applicable Environmental Laws.

(c)No Production or Exposure of Hazardous Substances. Neither the Company nor any of its Subsidiaries has: (i) produced, processed, manufactured, generated, transported, treated, handled, used, or stored any Hazardous Substances, except in compliance with Environmental Laws, at any Real Estate; or (ii) exposed any employee or any third party to any Hazardous Substances under circumstances reasonably expected to give rise to any material Liability or obligation under any Environmental Law.

(d)No Legal Actions or Orders. Neither the Company nor any of its Subsidiaries has received written notice of and there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, alleging any Liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment, or any other remediation or compliance under any Environmental Law. Neither the Company nor any of its Subsidiaries is subject to any Order, settlement agreement, or other written agreement by or with any Governmental Entity or third party imposing any material Liability or obligation with respect to any of the foregoing.

(e) No Assumption of Environmental Law Liabilities. Neither the Company nor any of its Subsidiaries has expressly assumed or retained any Liabilities under any applicable Environmental Laws of any other Person, including in any acquisition or divestiture of any property or business.

Section 3.14Material Contracts.

(a)Material Contracts. For purposes of this Agreement, “Company Material Contract” shall mean the following to which the Company or any of its Subsidiaries is a party or any of the respective assets or properties are bound (excluding any Leases):

(i)any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act), whether or not filed by the Company with the SEC;

(ii)any employment or consulting Contract (in each case with respect to which the Company has continuing obligations as of the date hereof) with any current or former (A) officer of the Company, (B) member of the Company Board, or (C) Company Employee providing for an annual base salary or payment in excess of $150,000;

(iii)any Contract providing for indemnification or any guaranty by the Company or any Subsidiary thereof, other than (A) any guaranty by the Company or a Subsidiary thereof of any of the obligations of (1) the Company or another wholly-owned Subsidiary thereof or (2) any Subsidiary (other than a wholly-owned Subsidiary) of the Company that was entered into in the ordinary course of business pursuant to or in connection with a customer Contract, or (B) any Contract providing for indemnification of customers or other Persons pursuant to Contracts entered into in the ordinary course of business;

(iv)any Contract that purports to limit the right of the Company or any of its Subsidiaries (or, at any time after the consummation of the Merger, Parent or any of its Subsidiaries) (A) to engage in any line of business, (B) compete with any Person or solicit or hire any client or customer, or (C) operate in any geographical location;

(v)any Contract relating to the disposition or acquisition, directly or indirectly (by merger, sale of stock, sale of assets, or otherwise), by the Company or any of its Subsidiaries after the date of this Agreement of assets or capital stock or other equity interests of any Person other than the sale of inventory in the ordinary course of business;

(vi)any Contract that grants any right of first refusal, right of first offer, or similar right with respect to any assets, rights, or properties of the Company or any of its Subsidiaries;

(vii)any Contract that contains any provision that requires the purchase of all or a material portion of the Company’s or any of its Subsidiaries’ requirements for a given product or service from a given third party;

(viii)any Contract that obligates the Company or any of its Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party or upon consummation of the Merger will obligate Parent, the Surviving Corporation, or any of their respective Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party;

(ix)any partnership, joint venture, stockholder, voting trust, limited liability company agreement, or other agreement involving a sharing of profits, losses, costs or liabilities by the Company with any other Person, including employees, or any similar Contract;

(x)any mortgages, indentures, guarantees, loans, or credit agreements, security agreements, or other Contracts, in each case relating to indebtedness for borrowed money, whether as borrower or lender, other than (A) accounts receivables and payables, and (B) loans to direct or indirect wholly-owned Subsidiaries of the Company;

(xi)any employee collective bargaining agreement or other Contract with any labor union;

(xii)any Company IP Agreement, other than licenses for shrinkwrap, clickwrap, or other similar commercially available off-the-shelf software that has not been modified or customized by a third party for the Company or any of its Subsidiaries;

(xiii)any Contract entered into since January 31, 2018 related to the settlement or termination of any Legal Action involving a payment by or to the Company or any of its Subsidiaries in excess of $100,000 or that provides for any non-monetary obligations;

(xiv)Contract under which the Company is the lessee of or the holder or operator of any real or personal property owned by any other Person;

(xv)any Contract with any Related Party of the Company or any of its Subsidiaries;

(xvi)any Contract relating to the voting or control of equity securities, preemptive rights, registration rights, transfer restrictions, information rights, preferential purchase rights, tag-along rights, or drag-along obligations, in each case, relating to Company Securities or the holders of any Company Securities;

(xvii)any Contract with a Governmental Entity;

(xviii)any Contract with a Top Licensee;

(xix)any Contract for brokerage or finders’ fees or agents’ commissions, fees related to investment banking or similar advisory services or any similar charges;

(xx)any other Contract under which the Company or any of its Subsidiaries is obligated to make payment or incur costs in excess of $150,000 in any year and which is not otherwise described in clauses (i)–(xix) above; or

(xxi)any Contract which is not otherwise described in clauses (i)-(xx) above that is material to the Company and its Subsidiaries, taken as a whole.

(b)Schedule of Material Contracts; Documents. Error! Reference source not found. of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of all Company Material Contracts. The Company has made available to Parent (i) correct and complete copies of all Company Material Contracts, including any amendments thereto, and (ii) a complete description of all oral Contracts to which any Company is a party or by which any of its assets or properties are bound.

(c)No Breach. (i) All the Company Material Contracts are legal, valid, and binding on the Company or its applicable Subsidiary, enforceable against it and, to the Knowledge of the Company, enforceable against the other parties thereto, in accordance with its terms, and is in full force and effect; (ii) neither the Company nor any of its Subsidiaries has violated any material provision of, or failed to perform any material obligation required under the provisions of, any Company Material Contract; and (iii) neither the Company nor any of its Subsidiaries is (with or without notice of lapse of time, or both) in material breach, or default, or has received written notice of material breach, or default, of any Company Material Contract, and, to the knowledge of the Company, no other party to any such Company Material Contract is (with or without notice or lapse of time, or both) in material breach or default thereunder. The ability of the Company or its applicable Subsidiary to perform all obligations required to be performed by it under the Company Material Contracts has not been materially limited or adversely affected by or as a result of the COVID-19 virus or any COVID-19-related Laws, Orders, guidance or directives through the Closing Date.  To the Knowledge of the Company, the ability of each other party to each Company Material Contract to perform all obligations required to be performed by it under the applicable Company Material Contracts has not been materially limited or adversely affected by or as a result of the COVID-19 virus or any COVID-19-related Laws, Orders, guidance or directives through the Closing Date.

Section 3.15Insurance. All insurance policies of the Company and its Subsidiaries are in full force and effect and provide insurance in such amounts and against such risks as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and its Subsidiaries operate, and as is sufficient to comply with applicable Law. Neither the Company nor any of its Subsidiaries is in material breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination or modification of, any of such insurance policies. All premiums due and payable have been paid under and no notice of default, cancellation or termination, coverage limitation or reduction or material premium increase with respect to any such insurance policy has been received by the Company.  There is no material claim by the Company pending under any such insurance policy as to which coverage has been denied or disputed by the underwriters of such policies.  All such insurance policies will remain in full force and effect following consummation of the transactions contemplated by this Agreement.  Since January 31, 2018, the Company has not reached 80% of its coverage limit on any such insurance policy.  Since January 31, 2018, there has not been a failure by the Company to give notice of any material claim that may be insured under any such insurance policy in a timely fashion or in a manner required by such policy. To the Knowledge of the Company: (i) no insurer of any such policy has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (ii) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any such policy.

Section 3.16Proxy Statement. None of the information included or incorporated by reference in the letter to the stockholders, notice of meeting, proxy statement, and forms of proxy (collectively, the “Company Proxy Statement”), to be filed with the SEC in connection with the Merger, will, at the date it is first mailed to the Company’s stockholders or at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Merger Sub expressly for inclusion or incorporation by reference in the Company Proxy Statement. The Company Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations thereunder.

Section 3.17Certain Regulatory Matters.

(a)None of the Company or its Subsidiaries or any of their respective Representatives is (i) a person listed in any Sanctions-related list of designated persons maintained by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State, (ii) a person operating, organized or resident in a country or region which is itself the subject or target of any Sanctions (“Sanctioned Country”), or (iii) any person owned or controlled by any person or persons specified in (i) or (ii) above or otherwise the target of Sanctions (together “Sanctioned Persons”).  The Company and its Subsidiaries and each of their respective Representatives is in compliance with applicable Sanctions in all material respects and is not engaged in any activity that would reasonably be expected to result in the such Person being designated as a Sanctioned Person.  None of the Company, its Subsidiaries or any of their respective Representatives (in such capacity) is engaged directly in any business or transactions with any Sanctioned Person or in any Sanctioned Country, or knowingly engaged in any indirect business or transactions with any Sanctioned Person or in any Sanctioned Country or any in any manner that would result in the violation of Sanctions by any Person.

(b)(i) The Company and its Subsidiaries are in compliance in all material respects with all anti-money laundering laws, rules, regulations and orders of jurisdictions applicable to the Company (collectively, “AML Laws”), including without limitation, the USA PATRIOT Act and (ii) no proceeding involving the Company or any of its Subsidiaries with respect to AML Laws is currently pending or, to the Knowledge of the Company, threatened.  Neither the Company nor any of its Subsidiaries is required to be registered with the U.S. Department of the Treasury as a money services business, as such term is defined by federal law or regulation, nor is the Company required to be registered or licensed as a money services business, money transmitter, or equivalent enterprise under the applicable Law of any other jurisdiction.

(c)Since January 31, 2018, none of the Company, any of its Subsidiaries or any director, officer or, to the Knowledge of the Company, employee or agent of the Company or any of its Subsidiaries has: (i) used any funds for unlawful contributions, gifts, entertainment, or other unlawful payments relating to an act by any Governmental Entity; (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other unlawful payment under any applicable Law relating to anti-corruption, bribery, or similar matters. Since the Company Balance Sheet Date, neither the Company nor any of its Subsidiaries has disclosed to any Governmental Entity that it violated or may have violated any Law relating to anti-corruption, bribery, or similar matters. To the Knowledge of the Company, no Governmental Entity is investigating, examining, or reviewing the Company’s compliance with any applicable provisions of any Law relating to anti-corruption, bribery, or similar matters.

Section 3.18Opinion of Company Financial Advisor. The board of directors of the Company has received the opinion of the Company Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the qualifications, limitations, assumptions and other matters considered in connection with the preparation thereof, the Merger Consideration was fair, from a financial point of view, to the holders of shares of Company Common Stock, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked, or modified. A written copy of such opinion shall be provided to Parent as promptly as practicable following the receipt thereof by the Company.

Section 3.19Licensees. Error! Reference source not found. of the Company Disclosure Letter lists the twenty (20) largest licensees of the Company for the fiscal years ended December 31, 2019 and December 31, 2018, based on royalties and other fees received from such licensors during such periods (each, a “Top Licensee”).  No Top Licensee has provided written or, to the Knowledge of the Company, oral notice that it intends terminate any Contract between such Top Licensee and the Company or otherwise modify its relationship with the Company in a manner that is materially adverse to the Company.  The Company has not within the past twelve (12) months been engaged in a dispute with any Top Licensee.  The ability of the Company and, to the Knowledge of the Company, the ability of the Top Licensees to perform all obligations required to be performed by them under any Contract between the Company and any Top Licensee has not been materially limited or adversely affected by or as a result of the COVID-19 virus or any COVID-19-related Laws, Orders, guidance or directives.

Section 3.20Product Recalls. Since January 31, 2018, (a) the Company has not conducted a recall, investigation or similar event of (i) any products sold on behalf of the Company or (ii) any products developed by the Company and (b) to the Knowledge of the Company, no third party has conducted a recall, investigation or similar event of any such products.  The Company does not have any plans to conduct a recall, investigation or similar event of any such products and there are no (A) to the Knowledge of the Company, third-party plans to conduct a recall, investigation or similar event of any such products or, (B) to the Knowledge of the Company, threatened involuntary recalls, investigations or similar events of any such products.

Section 3.21Powers of Attorney. Error! Reference source not found. of the Company Disclosure Letter lists any outstanding powers of attorney executed on behalf of the Company.

Section 3.22Assets. The Company and each of its Subsidiaries are in possession of and have good title to, valid leasehold interests in, or valid rights to use, all of the properties and assets that are used in, held for use in or necessary for the conduct of the business of the Company and its Subsidiaries as presently conducted and proposed to be conducted, including, without limitation, all cash, cash equivalents, accounts receivable, inventory, equipment, furniture and furnishings, fixtures, trade names, trademarks, operating Contracts, patents, licenses and other tangible personal property and assets owned, leased or used by the Company or any of its Subsidiaries, free and clear of all Liens other than Permitted Liens. All such tangible personal property and assets are in good operating condition and repair (ordinary wear and tear excepted) and suitable for the purpose for which they are used. Immediately after giving effect to the Closing, the assets, properties, leasehold interests and rights of the Company will be sufficient to enable the Company to continue to conduct its business in all material respects as it was conducted prior to the Closing.

Section 3.23Related Party Transactions. Other than as disclosed in the Company SEC Documents and except for indemnification, compensation, employment or other similar arrangements between the Company or any of its Subsidiaries, on the one hand, and any director or officer thereof, on the other hand (a copy of each of which has been provided to Parent), there are no transactions, agreements, arrangements or understandings involving the Company or any of its Subsidiaries that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act in the Company’s Annual Report on Form 10-K or its proxy statement pertaining to an annual meeting of stockholders.

Section 3.24No Other Representations or Warranties. Except for the representations and warranties contained in this Error! Reference source not found. (including the related portions of the Company Disclosure Letter), neither the Company nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Company. Without limiting the generality of the foregoing, except to the extent set forth in the representations and warranties contained in this Error! Reference source not found. (including the related portions of the Company Disclosure Letter), neither the Company nor any other Person has made or makes any representation or warranty with respect to any projections, estimates, or budgets of future revenues, future results of operations, future cash flows, or future financial condition (or any component of any of the foregoing) of the Company, including any information made available in the electronic data room maintained by the Company for purposes of the transactions contemplated by this Agreement, teasers, marketing materials, consulting reports or materials, confidential information memoranda, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent or its Representatives, or in any other form in connection with the transactions contemplated by this Agreement.

Article IV
Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

Section 4.01Organization. Each of Parent and Merger Sub is a corporation or limited liability company duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or formation.

Section 4.02Authority; Non-Contravention; Governmental Consents; Board Approval.

(a)Authority. Each of Parent and Merger Sub has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement, subject to, in the case of the consummation of the Merger, the adoption of this Agreement by Parent as the sole stockholder of Merger Sub. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only, in the case of the consummation of the Merger, the adoption of this Agreement by Parent as the sole stockholder of Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due execution and delivery by the Company, constitutes the legal, valid, and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors’ rights generally and by general principles of equity.

(b)Non-Contravention. The execution, delivery, and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement, do not and will not: (i) contravene or conflict with, or result in any violation or breach of, the certificate of incorporation or by-laws of Parent or Merger Sub; (ii) assuming that all of the Consents contemplated by clauses (i) through (v) of Section 4.02(c) have been obtained or made, conflict with or violate any Law applicable to Parent or Merger Sub or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in Parent’s or any of its Subsidiaries’ loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, give rise to any obligation to make an offer to purchase or redeem any Indebtedness or capital stock, voting securities, or other equity interests, or result in any loss of material benefit under, or require any Consent under, any Contract to which Parent or any of its Subsidiaries is a party or otherwise bound as of the date hereof; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of Parent or any of its Subsidiaries, except, in the case of each of clauses (ii), (iii), and (iv), for any conflicts, violations, breaches, defaults, loss of benefits, additional payments or other liabilities, alterations, terminations, amendments, accelerations, cancellations, or Liens that, or where the failure to obtain any Consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s and Merger Sub’s ability to consummate the transactions contemplated by this Agreement.

(c)Governmental Consents. No Consent of any Governmental Entity is required to be obtained or made by Parent or Merger Sub in connection with the execution, delivery, and performance by Parent and Merger Sub of this Agreement or the consummation by Parent and Merger Sub of the Merger and other transactions contemplated hereby, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) the filing with the SEC of (A) the Company Proxy Statement in definitive form in accordance with the Exchange Act, and (B) such reports under the Exchange Act as may be required in connection with this Agreement, the Merger, and the other transactions contemplated by this Agreement; (iii) such Consents as may be required under applicable state securities or “blue sky” Laws and the securities Laws of any foreign country or the rules and regulations of any applicable stock exchange; (iv) the Other Governmental Approvals; and (v) such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s and Merger Sub’s ability to consummate the transactions contemplated by this Agreement.

(d)Board Approval.

(i)The board of directors of Parent by resolutions duly adopted by a unanimous vote at a meeting of all directors of Parent duly called and held and, not subsequently rescinded or modified in any way, has (A) determined that this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Parent and Parent’s stockholders, and (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein.

(ii)The board of directors of Merger Sub by resolutions duly adopted by a unanimous vote at a meeting of all directors of Merger Sub duly called and held and, not subsequently rescinded or modified in any way, has (A) determined that this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Merger Sub and Parent, as the sole stockholder of Merger Sub, (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, and (C) resolved to recommend that Parent, as the sole stockholder of Merger Sub, approve the adoption of this Agreement in accordance with the DGCL.

Section 4.03Proxy Statement. None of the information with respect to Parent or Merger Sub that Parent or any of its Representatives furnishes in writing to the Company expressly for use or incorporation in the Company Proxy Statement, will, at the date such Proxy Statement is first mailed to the Company’s stockholders or at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by the Company or its Representatives.

Section 4.04Financial Capability.

(a)The amount of cash proceeds provided pursuant to the Debt Commitment Letter, together with cash on hand of the Parent and Merger Sub, will be sufficient for Parent and Merger Sub to make full payment of the Merger Consideration and any other amounts to be paid by them in connection with the transactions contemplated herein, including the payment of all costs and expenses in connection herewith.

(b)To the knowledge of Parent, immediately after giving effect to the Closing (and any transactions related thereto or incurred in connection therewith), and assuming (i) the accuracy of the representations and warranties in Article 3 and the performance of the Company of its obligations hereunder in all respects, (ii) that the Company and its Subsidiaries are Solvent immediately prior to the Closing before giving effect to the transactions contemplated hereby, and (iii) that any estimates, projections, forecasts, forward-looking information or business plans of the Company that have been provided to Parent prior to the date hereof were prepared based upon assumptions that were, at the time made, and continue to be, reasonable, Parent and the Surviving Corporation will be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated hereby.  For purposes of this Section 4.04 “Solvent” means that (i) the sum of the assets of Parent and the Surviving

Corporation, at a present fair salable value, exceeds its liabilities, including contingent, subordinated, unmatured, unliquidated, and disputed liabilities; (ii) Parent and the Surviving Corporation have sufficient capital with which to conduct its respective business; and (iii) Parent and the Surviving Corporation have not incurred debts beyond its ability to pay or refinance such debts as they mature; provided, however for purposes hereof, the amount of any contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured Liability.

Section 4.05Legal Proceedings. As of the date hereof, there is no pending or, to the Knowledge of Parent, threatened, Legal Action against Parent or any of its Subsidiaries, including Merger Sub, nor is there any injunction, Order, judgment, ruling, or decree imposed upon Parent or any of its Subsidiaries, including Merger Sub, in each case, by or before any Governmental Entity, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Parent’s and Merger Sub’s ability to consummate the transactions contemplated by this Agreement.

Section 4.06Ownership of Company Common Stock. Neither Parent nor any of its Affiliates or Associates “owns” (as defined in Section 203(c)(9) of the DGCL) or, at any time during the period commencing three years prior to the date of this Agreement, has owned, any shares of Company Common Stock.

Section 4.07Brokers. Neither Parent, Merger Sub, nor any of their respective Affiliates has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement for which the Company would be liable in connection the Merger.

Section 4.08Disclaimer of Reliance. Notwithstanding anything contained in this Agreement to the contrary, Parent acknowledges and agrees that none of the Company or any other Person has made or is making, and Parent and Merger Sub expressly disclaim reliance upon, any representations, warranties, or statements relating to the Company or its Subsidiaries whatsoever, express or implied, beyond those expressly given by the Company in Article III, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent, Merger Sub, or any of their respective Representatives. Without limiting the generality of the foregoing, except to the extent set forth in the representations and warranties contained in this Error! Reference source not found., Parent and Merger Sub acknowledge that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets, or prospect information that may have been made available to Parent, Merger Sub, or any of their respective Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Merger or the other transactions contemplated by this Agreement).

Section 4.09Financing.

(a)Parent and Merger Sub have delivered to the Company true, correct, and complete copies of (i) the executed Debt Commitment Letter from the Debt Financing Sources, pursuant to which such Debt Financing Sources have agreed, subject to the terms and conditions thereof, to lend to Parent (which Parent may contribute to Merger Sub) the amount set forth therein for the purposes of financing the transactions contemplated herein and (ii) an executed fee letter (the “Debt Fee Letter”), which is the Debt Fee Letter referenced in the Debt Commitment Letter (except that the fee amounts, pricing caps and other economic terms set forth therein may be redacted; provided, however, that such redactions do not permit the imposition of any new conditions (or the expansion of any existing conditions)).  As of the date of this Agreement, the obligations of the Debt Financing Sources to fund their commitments under the Debt Commitment Letter are not subject to any condition precedent other than the conditions expressly set forth in the Debt Commitment Letter and the Debt Fee Letter and there are no other agreements, side letters or arrangements relating to the Debt Financing that would adversely affect the availability of, or the conditions to, funding the full amount of the Debt Financing contemplated to be funded on the Closing Date.

(b)As of the date hereof, the Debt Commitment Letter is in full force and effect and is a legal, valid, binding and enforceable obligation of Parent and Merger Sub and, to the knowledge of Parent and Merger Sub, each other person party thereto, and no event has occurred that, with or without notice, lapse of time, or both, would reasonably be expected to constitute a default or breach or a failure to satisfy a material condition precedent on the part of Parent or Merger Sub under the terms and conditions of the Debt Commitment Letter.  Parent and Merger Sub have fully paid (or caused to be paid) any and all commitment fees or other fees in connection with the Debt Commitment Letter and the related fee letter that are required to be paid on or prior to the date hereof and have otherwise satisfied all other terms and conditions required by the Debt Commitment Letter to be satisfied prior to the date hereof.  As of the date hereof, the Debt Commitment Letter has not been modified, amended or altered and none of the commitments under the Debt Commitment Letter has been withdrawn or rescinded in any respect.

(c)As of the date hereof, no event has occurred which constitutes a breach or default (with due notice or lapse of time or both) on the part of Parent or Merger Sub or, to Parent’s knowledge, any other party thereto, under the Debt Commitment Letter that would result in the Debt Financing being materially delayed or unavailable at Closing.

Section 4.10RESERVED.

Article V
RESERVED

Article VI
Covenants

Section 6.01Conduct of Business of the Company. During the period from the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, except as expressly contemplated by this Agreement or as required by applicable Law or with the prior written consent of Parent, conduct its business in the ordinary course of business, and, to the extent consistent therewith, the Company shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to preserve substantially intact its and its Subsidiaries’ business organization, operations and goodwill, to keep available the services of its and its Subsidiaries’ current officers and employees, to preserve its and its Subsidiaries’ present relationships with customers, suppliers, distributors, licensors, licensees, and other Persons having business relationships with it and to preserve the possession, control and conditions of its and its Subsidiaries’ assets. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as otherwise expressly contemplated by this Agreement, as set forth in Section 6.01 of the Company Disclosure Letter, or as required by applicable Law, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent (which consent, solely with respect to subsections (g), (h), (i), (j) or (q), shall not be unreasonably withheld, conditioned or delayed):

(a)amend or propose to amend its Charter Documents;

(b)(i) split, combine, subdivide, or reclassify any Company Securities or Company Subsidiary Securities, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any Company Securities or Company Subsidiary Securities, or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiaries);

(c)issue, sell, grant, pledge, dispose of, or encumber any Company Securities or Company Subsidiary Securities, other than (i) the issuance of shares of Company Common Stock upon the exercise of any Company Equity Award outstanding as of the date of this Agreement in accordance with its terms, or (ii) the issuance of shares of Company Common Stock upon exercise of any Warrant that is outstanding as of the date of this Agreement;

(d)except as required by applicable Law or by any Company Employee Plan or Contract in effect as of the date of this Agreement and set forth in Section 3.11(a) of the Company Disclosure Letter (i)

increase the compensation or benefits payable or that could become payable by the Company or any of its Subsidiaries to directors, officers, or employees, other than increases in base compensation to non-officer employees with an annual base salary of not more than $100,000 in the ordinary course of business consistent with past practice not to exceed two percent (2%) per individual, (ii) promote any officers or employees, except to replace an officer or employee who is terminated or resigns after the date hereof (iii) terminate (other than for “cause”) the employment of any officers or employees with annual base compensation of $100,000 or greater, (iv) hire or engage any new officers or employees with annual base compensation of $100,000 or greater, (v) establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any Company Employee Plans or any plan, agreement, program, policy, trust, fund, or other arrangement that would be a Company Employee Plan if it were in existence as of the date of this Agreement, or make any contribution to any Company Employee Plan, other than contributions required by Law, the terms of such Company Employee Plans as in effect on the date hereof, or (vi) accelerate the vesting or payment of any compensation or benefits of any officer or employee;

(e)enter, amend or terminate into any collective bargaining agreement or other agreement with a labor union or labor organization;

(f)acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or any material assets or make any loans, advances, or capital contributions to or investments in any Person;

(g)(i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any Lien (other than a Permitted Lien), any assets, including the capital stock or other equity interests in any Subsidiary of the Company; provided, that the foregoing shall not prohibit the Company and its Subsidiaries from transferring, selling, leasing, or disposing of obsolete equipment or assets being replaced, or granting non-exclusive licenses under the Company IP, in each case in the ordinary course of business, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

(h)repurchase, prepay, or incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in connection with the financing of ordinary course trade payables consistent with past practice;

(i)enter into or amend, renew, or otherwise modify in any material respect, or terminate or consent to the termination of (other than at its stated expiry date), or request, decline, or grant any material consent, option, or waiver under any Company Material Contract or any Lease or any other Contract or Lease that, if in effect as of the date hereof would constitute a Company Material Contract or Lease;

(j)institute, settle, compromise, release, waive or abandon any threatened or pending Legal Action having a value, individually or in the aggregate, exceeding $100,000, other than any Legal Action brought against Parent or Merger Sub arising out of a breach or alleged breach of this Agreement by Parent or Merger Sub;

(k)make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;

(l)(i) settle or compromise any material Tax claim, audit, or assessment for an amount materially in excess of the amount reserved or accrued on the Company Balance Sheet (or most recent consolidated balance sheet included in the Company SEC Documents), (ii) make or change any material Tax election, change any annual Tax accounting period, or adopt or change any method of Tax accounting,

(iii) amend any material Tax Returns or file claims for material Tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or its Subsidiaries;

(m)enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar Contract with respect to any joint venture, strategic partnership, or alliance;

(n)except in connection with actions permitted by Section 6.04 hereof, take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to Company with respect to a Takeover Proposal or otherwise, including the restrictions on “business combinations” set forth in Section 203 of the DGCL, except for Parent, Merger Sub, or any of their respective Subsidiaries or Affiliates, or the transactions contemplated by this Agreement;

(o)abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any material Company IP, or grant any right or license to any material Company IP other than pursuant to non-exclusive licenses entered into in the ordinary course of business;

(p)terminate or modify in any material respect, or fail to keep in force, any insurance policy or replacement or revised policy providing insurance coverage with respect to the assets, operations and activities of the Company or any of its Subsidiaries in such amount and scope of coverage as are currently in effect;

(q)make aggregate capital expenditures in excess of $100,000 other than as set forth in the Company’s budget provided to Parent prior to the date hereof; or

(r)authorize, adopt or implement a plan of complete or partial liquidation or dissolution of the Company;

(s)cancel any material Indebtedness owed to the Company or any of its Subsidiaries or waive any claims or rights of substantial value, in each case other than in the ordinary course of business;

(t)agree or commit or authorize any other Person to do any of the foregoing.

Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, subject to and consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

Section 6.02Other Actions. From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in Article VIII, the Company and Parent shall not, and shall not permit any of their respective Subsidiaries to, take, or agree or commit to take, any action (except as otherwise expressly permitted by Section 6.04 of this Agreement) that is intended to or that would reasonably be expected to, individually or in the aggregate, prevent, materially delay, or materially impede the consummation of the Merger or the other transactions contemplated by this Agreement.

Section 6.03Access to Information; Confidentiality.

(a)Access to Information. From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in Article VIII, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, afford to Parent and Parent’s Representatives reasonable access, at reasonable times and in a manner as shall not unreasonably interfere with the business or operations of the Company or any Subsidiary thereof, to the officers, employees, accountants, agents, properties, offices, and other facilities and to all books, records, financial and operating data, contracts, and other assets and information of or pertaining to the Company and its Subsidiaries, and the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, furnish promptly to Parent such other information concerning the business, assets, Liabilities, financial condition, operations, management, properties, employees and other aspects of the Company and its Subsidiaries as Parent may reasonably request from time to time. Neither the Company nor any of its Subsidiaries shall be required to provide access to or disclose information where such access or disclosure relates to (i) a potential acquisition transaction between the Company and any other party other than Parent or Merger Sub (other than as required by Section 6.04, (ii) the negotiation and execution of this Agreement or the transactions contemplated hereby, or (iii) jeopardize the protection of attorney-client privilege or contravene any Law (it being agreed that the parties shall use their reasonable best efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention, including by entering into a joint defense agreement, common interest agreement or other similar arrangement). No investigation shall affect the Company’s representations, warranties, covenants, or agreements contained herein, or limit or otherwise affect the remedies available to Parent or Merger Sub pursuant to this Agreement.

(b)Confidentiality. Parent and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, dated February 25, 2020, between Parent and the Company (the “Confidentiality Agreement”), which shall survive the termination of this Agreement in accordance with the terms set forth therein.

Section 6.04No Solicitation.

(a)Takeover Proposal. The Company shall not, and shall cause its Subsidiaries and its and its Subsidiaries’ directors, officers, employees, investment bankers, attorneys, accountants, consultants, or other agents or advisors (with respect to any Person, the foregoing Persons are referred to herein as such Person’s “Representatives”) not to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any inquiry or proposal that could reasonably be expected to lead to any Takeover Proposal, or, subject to Section 6.04(b): (i) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its Subsidiaries to, afford access to the business, properties, assets, books, or records of the Company or any of its Subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party (or its potential sources of financing) to make any Takeover Proposal; (ii) (A) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries, or (B) approve any transaction under, or any third party becoming an “interested stockholder” under, Section 203 of the DGCL; or (iii) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, memorandum of understanding, or other Contract relating to any Takeover Proposal (each, a “Company Acquisition Agreement”). Except as expressly permitted by this Section 6.04, the Company Board shall not effect a Company Adverse Recommendation Change. From and after the date hereof, the Company shall, and shall cause its Subsidiaries and their respective Representatives to, (A) immediately cease any and all existing activities, solicitations, discussions or negotiations with any Person (other than the parties hereto) conducted heretofore with respect to any Takeover Proposal, (B) take such action as is reasonably necessary to enforce any confidentiality provisions or provisions of similar effect to which the Company or any of its Subsidiaries is a party or of which the Company or any of its Subsidiaries is a beneficiary and (C) enforce the provisions of any standstill agreement or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries. The Company shall promptly after the date of this Agreement instruct each Person which has heretofore executed a confidentiality agreement relating to any Takeover Proposal with or for the benefit of the Company to promptly return or destroy all confidential information, documents and materials relating to a Takeover Proposal or to the Company, its Subsidiaries or its businesses, operations or affairs heretofore furnished by or on behalf of the Company or any of its Representatives to such Person or any of its Representatives in accordance with the terms of any confidentiality agreement with such Person and terminate any “data room” or similar access of such Persons and their Representatives.

(b)Superior Proposal. Notwithstanding Section 6.04(a), prior to the receipt of the Requisite Company Vote, the Company Board, directly or indirectly through any Representative, may, subject to Section 6.04(c) and in response to any third party that has made (and not withdrawn) a bona fide, unsolicited Takeover Proposal in writing (a) after the date of this Agreement, or (b) prior to the date of this Agreement but which has been materially amended and delivered after the date of this Agreement, not resulting from a breach of Section 6.04(a), that the Company Board determines in good faith after consultation with outside legal counsel and the Company financial Advisor constitutes or is reasonably likely to result in a Superior Proposal: (i) participate in discussions or negotiations with such third party with respect to such Takeover Proposal (ii) thereafter furnish to such third party non-public information relating to the Company or any of its Subsidiaries pursuant to an executed confidentiality agreement that constitutes an Acceptable Confidentiality Agreement; (iii) subject to Section 6.04(d), following receipt of and on account of a Superior Proposal, make a Company Adverse Recommendation Change; (iv) amend or grant any waiver or release under any standstill, confidentiality or similar agreement; and/or (v) take any action that any court of competent jurisdiction orders the Company to take (which order remains unstayed), but in each case referred to in the foregoing clauses (i) through (v), only if the Company Board determines in good faith, after consultation with outside legal counsel and the Company Financial Advisor, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law. Nothing contained herein shall prevent the Company Board from disclosing to the Company’s stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act or otherwise complying with its disclosure obligations under U.S. federal securities Laws with regard to a Takeover Proposal, if the Company determines, after consultation with outside legal counsel, that failure to disclose such position would constitute a violation of applicable Law.

(c)Notification to Parent. The Company Board shall not take any of the actions referred to in clauses (i) through (v) of Section 6.04(b) unless the Company shall have delivered to Parent a prior written notice advising Parent that it intends to take such action. The Company shall notify Parent promptly (but in no event later than 24 hours) after receipt by the Company (or any of its Representatives) of any Takeover Proposal, any inquiry that could reasonably be expected to lead to a Takeover Proposal, any request for non-public information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books, or records of the Company or any of its Subsidiaries by any third party. In such notice, the Company shall identify the third party making, and provide a summary of the material terms and conditions of, any such Takeover Proposal, indication or request and provide to Parent as soon as practicable after receipt or delivery thereof copies of all correspondence and other written and electronic material exchanged between the Company or any of its Subsidiaries and any Person that describes any of the material terms or conditions of any Takeover Proposal. The Company shall keep Parent reasonably informed, on a prompt basis, of the status and material terms of any such Takeover Proposal, indication or request. The Company shall promptly provide Parent any non-public information concerning the Company’s and any of its Subsidiary’s business, present or future performance, financial condition, or results of operations, provided to any third party, and, to the extent such information has not been previously provided to Parent, copies of such information.

(d)Company Adverse Recommendation Change or Company Acquisition Agreement. Except as expressly permitted by this Section 6.04, the Company Board shall not effect a Company Adverse Recommendation Change or adopt, recommend or declare advisable, or propose publicly to adopt, recommend or declare advisable, or allow the Company to execute or enter into (or permit any Affiliate of the Company to execute or enter into) a Company Acquisition Agreement. Notwithstanding the foregoing, at any time prior to the receipt of the Requisite Company Vote, the Company Board may effect a Company Adverse Recommendation Change or enter into (or permit any Subsidiary to enter into) a Company Acquisition Agreement, if: (i) the Company promptly notifies Parent, in writing, at least three (3) Business Days (the “Superior Proposal Notice Period”) before making a Company Adverse Recommendation Change or entering into (or causing a Subsidiary to enter into) a Company Acquisition Agreement, of its intention to take such action with respect to a Superior Proposal, which notice shall state expressly that the Company has received a Takeover Proposal that the Company Board intends to declare a Superior Proposal and that the Company Board intends to effect a Company Adverse Recommendation Change and/or the Company intends to enter into a Company Acquisition Agreement; (ii) the Company specifies the identity of the party making the Superior Proposal and the material terms and conditions thereof in such notice and includes an unredacted copy of the Takeover Proposal and attaches to such notice the most current version of any proposed agreement (which version shall be updated on a prompt basis) for such Superior Proposal and any related documents, including financing documents, to the extent provided by the relevant party in connection with the Superior Proposal; (iii) the Company and its Representatives during the Superior Proposal Notice Period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of this Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if Parent, in its discretion, proposes to make such adjustments (it being agreed that in the event that, after commencement of the Superior Proposal Notice Period, if there is any material revision to the terms of a Superior Proposal, including, any revision in price or financing, the Superior Proposal Notice Period shall be extended, if applicable, to ensure that at least three (3) Business Days remains in the Superior Proposal Notice Period subsequent to the time the Company notifies Parent of any such material revision (it being understood that after 3 such extensions, any further extension must only ensure there is one (1) Business Day remaining in the Superior Proposal Notice Period)); and (iv) the Company Board determines in good faith, after consulting with outside legal counsel and its Company Financial Advisor, that (A) such Takeover Proposal continues to constitute a Superior Proposal after taking into account any adjustments made by Parent during the Superior Proposal Notice Period in the terms and conditions of this Agreement and (B) the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable Law.

Section 6.05Stockholders Meeting; Preparation of Proxy Materials; Approval by Sole Stockholder of Merger Sub.

(a)Company Stockholders Meeting. The Company shall take all action necessary to establish a record date for, duly call, give notice of, convene, and hold the Company Stockholders Meeting as soon as reasonably practicable after the date of this Agreement, and, in connection therewith, the Company shall mail the Company Proxy Statement to the holders of Company Common Stock in advance of such meeting. Except to the extent that the Company Board shall have effected a Company Adverse Recommendation Change as permitted by Section 6.04 hereof, the Company Proxy Statement shall include the Company Board Recommendation. Except as expressly contemplated by the foregoing sentence, the Company agrees that its obligations pursuant to this Section 6.05 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Takeover Proposal or by the making of any Company Adverse Recommendation Change by the Company Board. Subject to Section 6.04 hereof, the Company shall use its reasonable best efforts to: (i) solicit from the holders of Company Common Stock proxies in favor of the adoption of this Agreement and approval of the Merger; and (ii) take all other actions necessary or advisable to secure the vote or consent of the holders of Company Common Stock required by applicable Law to obtain such approval. The Company shall not submit any other proposals for approval at the Company Stockholders Meeting without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall keep Parent and Merger Sub updated with respect to proxy solicitation results as requested by Parent or Merger Sub. Once the Company Stockholders Meeting has been called and noticed, the Company shall not postpone or adjourn the Company Stockholders Meeting without the consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed) (other than: (A) in order to obtain a quorum of its stockholders, if as of the time for which the Company Stockholders Meeting is originally scheduled (as set forth in the Company Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting; or (B) to the extent necessary under applicable Law to ensure that any required supplemental or amended disclosures to the Company Proxy Statement are provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholders Meeting).

(b)Preparation of Company Proxy Statement. In connection with the Company Stockholders Meeting, as soon as reasonably practicable but in no event later than the fifth (5th) Business Day following the date of this Agreement, the Company shall prepare and file the Company Proxy Statement with the

SEC. Parent, Merger Sub, and the Company will cooperate and consult with each other in the preparation of the Company Proxy Statement. Without limiting the generality of the foregoing, each of Parent and Merger Sub will furnish the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Company Proxy Statement. The Company shall (i) not file or mail the Company Proxy Statement, or any amendment or supplement thereto, without providing Parent a reasonable opportunity to review and comment thereon (including the proposed final version of such document or response) and (ii) include in such document all comments reasonably proposed by Parent. The Company shall cause the Company Proxy Statement at the date that it (and any amendment or supplement thereto) is first published, sent, or given to the stockholders of the Company and at the time of the Company Stockholders Meeting, to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company shall use its reasonable best efforts to resolve, and each party agrees to consult and cooperate with the other party in resolving, all SEC comments with respect to the Company Proxy Statement as promptly as practicable after receipt thereof and to cause the Company Proxy Statement in definitive form to be cleared by the SEC and mailed to the Company’s stockholders as promptly as reasonably practicable following filing with the SEC. The Company agrees to consult with Parent prior to responding to SEC comments with respect to the preliminary and shall not respond to the SEC prior to receiving the approval of Parent, which approval shall not be unreasonably withheld, conditioned or delayed. Each of Parent, Merger Sub, and the Company agree to correct any information provided by it for use in the Company Proxy Statement which shall have become false or misleading and the Company shall promptly prepare and mail to its stockholders an amendment or supplement setting forth such correction. The Company shall as soon as reasonably practicable: (i) notify Parent of the receipt of any comments from the SEC with respect to the Company Proxy Statement and any request by the SEC for any amendment to the Company Proxy Statement or for additional information; and (ii) provide Parent with copies of all written correspondence between the Company and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Company Proxy Statement. Without limiting the foregoing, if prior to the Effective Time, any event occurs with respect to the Company or any Subsidiary of the Company which the Company in good faith believes is required to be described in an amendment of, or a supplement, to, the Company Proxy Statement, the Company shall promptly notify Parent of such event, and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement for the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to the Company’s stockholders.

(c)Approval by Sole Stockholder of Merger Sub. Immediately following the execution and delivery of this Agreement, Parent, as sole stockholder of Merger Sub, shall adopt this Agreement and approve the Merger, in accordance with the DGCL.

Section 6.06Notices of Certain Events; Stockholder Litigation; No Effect on Disclosure Letter.

(a)Notice of Certain Events. The Company shall notify Parent and Merger Sub, and Parent and Merger Sub shall notify the Company, promptly of: (i) any written notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; (ii) any written notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; and (iii) any event, change, or effect between the date of this Agreement and the Effective Time which causes or is reasonably likely to cause the failure of the conditions set forth in Section 7.02(a), Section 7.02(b), or Section 7.02(c) of this Agreement (in the case of the Company and its Subsidiaries) or Section 7.03(a) or Section 7.03(b) of this Agreement (in the case of Parent and Merger Sub), to be satisfied.

(b)Stockholder Litigation. The Company shall promptly advise Parent in writing after becoming aware of any Legal Action commenced, or to the Knowledge of the Company threatened, after the date hereof against the Company or any of its directors by any stockholder of the Company (on their own behalf or on behalf of the Company) relating to this Agreement or the transactions contemplated hereby (including the Merger) and shall keep Parent reasonably informed regarding any such Legal Action. The Company shall give Parent the opportunity to consult with the Company regarding the defense or settlement of any such stockholder litigation and shall consider Parent’s views with respect to such stockholder litigation. Other than settlements that (i) do not include any admission of wrongdoing and (ii) contain only monetary damages paid by the Company prior to Closing, no settlement of any such stockholder litigation shall be agreed to without Parent’s prior written consent.

Section 6.07Employees; Benefit Plans.

(a)Comparable Salary and Benefits. During the period commencing at the Effective Time and ending on the date which is twelve months from the Effective Time (or if earlier, the date of the employee’s termination of employment with Parent and its Subsidiaries), and to the extent consistent with the terms of the governing plan documents, Parent shall cause the Surviving Corporation and each of its Subsidiaries, as applicable, to provide the employees of the Company and its Subsidiaries who remain employed immediately after the Effective Time (collectively, the “Company Continuing Employees”) with annual base salary or wage level, annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any retiree health, nonqualified deferred compensation, severance and defined benefit retirement benefits) that are comparable in the aggregate to the annual base salary or wage level, annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any equity-based compensation, retiree health and welfare, nonqualified deferred compensation or defined benefit retirement benefits) provided by the Company and its Subsidiaries on the date of this Agreement.

(b)Crediting Service. With respect to any “employee benefit plan” as defined in Section 3(3) of ERISA maintained by Parent or any of its Subsidiaries, excluding any retiree health plans or programs maintained by Parent or any of its Subsidiaries, any defined benefit retirement plans or programs maintained by Parent or any of its Subsidiaries, and any equity compensation arrangements maintained by Parent or any of its Subsidiaries (collectively, “Parent Benefit Plans”) in which any Company Continuing Employees will participate effective as of the Effective Time, and subject to the terms of the governing plan documents, Parent shall, or shall cause the Surviving Corporation to, use commercially reasonable efforts to credit all service of the Company Continuing Employees with the Company or any of its Subsidiaries, as the case may be as if such service were with Parent, for purposes of eligibility to participate (but not for purposes of vesting or benefit accrual, except for vacation, if applicable) for full or partial years of service in any Parent Benefit Plan in which such Company Continuing Employees may be eligible to participate after the Effective Time; provided, that such service shall not be credited: (i)  to the extent that such crediting would result in a duplication of benefits; (ii) to the extent that such service was not credited under the corresponding Company Employee Plan, or (iii) with respect to participation in any defined benefit pension plan, retiree health or welfare plan or any nonqualified deferred compensation plan.

(c)Termination of Benefit Plans. Effective no later than the day immediately preceding the Closing Date, the Company shall terminate any Company Employee Plans maintained by the Company or its Subsidiaries that Parent has requested to be terminated by providing a written notice to the Company at least ten (10) days prior to the Closing Date; provided, that such Company Employee Plans can be terminated in accordance with their terms and applicable Law without any adverse consequences with respect to any Company ERISA Affiliate. No later than the day immediately preceding the Closing Date, the Company shall provide Parent with evidence that such Company Employee Plans have been terminated.

(d)Employees Not Third-Party Beneficiaries. This Section 6.07 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 6.07, express or implied, shall confer upon any Company Employee, any beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 6.07. Nothing contained herein, express or implied: (i) shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement; (ii) shall alter or limit the ability of the Surviving Corporation, Parent, or any of their respective Affiliates to amend, modify, or terminate any benefit plan, program, agreement, or arrangement at any time assumed, established, sponsored, or maintained by any of them; or (iii) shall prevent the Surviving Corporation, Parent, or any of their respective Affiliates from terminating the employment of any Company Continuing Employee following the Effective Time. The parties hereto acknowledge and agree that the terms set forth in this Section 6.07 shall not create any right in any Company Employee or any other Person to any continued employment with the Surviving Corporation,

Parent, or any of their respective Subsidiaries or compensation or benefits of any nature or kind whatsoever, or otherwise alters any existing at-will employment relationship between any Company Employee and the Surviving Corporation.

(e)Prior Written Consent. With respect to matters described in this Section 6.07, the Company will not send any written notices or other written communication materials to Company Employees without the prior written consent of Parent.

Section 6.08Directors’ and Officers’ Indemnification and Insurance.

(a)Indemnification. Parent and Merger Sub agree that all rights to indemnification, advancement of expenses, and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time an officer or director of the Company or any of its Subsidiaries (each an “Indemnified Party”) as provided in the Charter Documents of the Company, in each case as in effect on the date of this Agreement, or pursuant to the written indemnification Contracts between the Company and such officers and directors in effect on the date hereof disclosed in Section 5.08 of the Company Disclosure Letter, shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time and shall survive the Merger and shall remain in full force and effect in accordance with their terms. For a period of six years from the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain in effect the exculpation, indemnification, and advancement of expenses equivalent to the provisions of the Charter Documents of the Company as in effect immediately prior to the Effective Time with respect to acts or omissions by any Indemnified Party occurring prior to the Effective Time, and shall not amend, repeal, or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided, that all rights to indemnification in respect of any claim made for indemnification within such period shall continue until the disposition of such action or resolution of such claim.

(b)Insurance. At or prior to the Effective Time, the Company shall: (i) obtain as of the Effective Time “tail” insurance policies with a claims period of six years from the Effective Time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Indemnified Parties, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement); provided, however, that in no event will the Surviving Corporation be required to expend an annual premium for such coverage in excess of three hundred (300) percent of the last annual premium paid by the Company or any of its Subsidiaries for such insurance prior to the date of this Agreement, which amount is set forth in Section 5.08(b) of the Company Disclosure Letter (the “Maximum Premium”). If such insurance coverage cannot be obtained at an annual premium equal to or less than the Maximum Premium, the Surviving Corporation will obtain, and Parent will cause the Surviving Corporation to obtain, the greatest coverage available for a cost not exceeding an annual premium equal to the Maximum Premium. Any and all costs and fees of such policies shall be the sole cost of the Company and shall be considered a Company Transaction Expense.

(c)Survival. The obligations of Parent, Merger Sub, and the Surviving Corporation under this Section 6.08 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 6.08 applies without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom this Section 6.08 applies shall be third party beneficiaries of this Section 6.08, each of whom may enforce the provisions of this Section 6.08).

(d)Assumptions by Successors and Assigns; No Release or Waiver. In the event Parent, the Surviving Corporation or any of their respective successors or assigns: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume all of the obligations set forth in this Section 6.08. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to, or shall release, waive, or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors, and employees, it being understood and agreed that the indemnification provided for in this Section 6.08 is not prior to, or in substitution for, any such claims under any such policies.

Section 6.09Commercially Reasonable Efforts.

(a)Governmental and Other Third-Party Approvals; Notification. Upon the terms and subject to the conditions set forth in this Agreement (including those contained in this Section 6.09), each of the parties hereto shall, and shall cause its Subsidiaries to, use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including: (i) the obtaining of all necessary Permits, waivers, and actions or nonactions from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entities; (ii) the obtaining of all necessary consents or waivers from third parties; and (iii) the execution and delivery of any additional instruments necessary to consummate the Merger and to fully carry out the purposes of this Agreement. The Company and Parent shall, subject to applicable Law, promptly: (A) cooperate and coordinate with the other in the taking of the actions contemplated by clauses (i), (ii), and (iii) immediately above; and (B) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each party hereto shall promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement. If the Company, on the one hand, or Parent or Merger Sub, on the other hand, receives a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement, then it shall use commercially reasonable efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request, and, if permitted by applicable Law and by any applicable Governmental Entity, provide the other party’s counsel with advance notice and the opportunity to attend and participate in any meeting with any Governmental Entity in respect of any filing made thereto in connection with the transactions contemplated by this Agreement.

(b)Actions or Proceedings. In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, the Company, Parent and Merger Sub shall use their commercially reasonable efforts to defend, contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by this Agreement.

(c)No Divestitures; Other Limitations. Notwithstanding anything to the contrary set forth in this Agreement, none of Parent, Merger Sub, or any of their respective Subsidiaries shall be required to, and the Company may not, without the prior written consent of Parent, become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement, or Order to: (i) sell, license, assign, transfer, divest, hold separate, or otherwise dispose of any assets, business, or portion of business of the Company, the Surviving Corporation, Parent, Merger Sub, or any of their respective Subsidiaries; (ii) conduct, restrict, operate, invest, or otherwise change the assets, business, or portion of business of the Company, the Surviving Corporation, Parent, Merger Sub, or any of their respective Subsidiaries in any manner; or (iii) impose any restriction, requirement, or limitation on the operation of the business or portion of the business of the Company, the Surviving Corporation, Parent, Merger Sub, or any of their respective Subsidiaries; provided, that if requested by Parent, the Company will become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement, or Order so long as such requirement, condition, limitation, understanding, agreement, or Order is only binding on the Company in the event the Closing occurs.

Section 6.10Public Announcements. The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and Parent. Thereafter, each of the Company, Parent, and Merger Sub agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or other Governmental Entity to which the relevant party is subject or submits, in which case the party required to make the release or announcement shall use its commercially reasonable efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, the restrictions set forth in this Section 6.10 shall not apply to any release or announcement made or proposed to be made in connection with and related to a Company Adverse Recommendation Change or in compliance with Section 6.04.

Section 6.11Anti-Takeover Statutes. The Company and the Company Board shall (i) take all action reasonably appropriate to ensure that no “control share acquisition, “fair price,” “moratorium,” or other anti-takeover law is or becomes applicable to this Agreement or any transaction contemplated by this Agreement and (ii) if any “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover Law becomes or is deemed to be applicable to Parent, the Merger Sub, the Company, the Merger, or any other transaction contemplated by this Agreement, then each of the Company and the Company Board shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.

Section 6.12Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be reasonably necessary or advisable to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any dispositions of shares of Company Common Stock (including derivative securities with respect to such shares) that are treated as dispositions under Section 16 of the Exchange Act and result from the transactions contemplated by this Agreement by each director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time.

Section 6.13Stock Exchange Delisting; Deregistration. To the extent requested by Parent, prior to the Effective Time, the Company shall cooperate with Parent and take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and the rules and policies of any applicable stock exchange to enable the delisting by the Surviving Corporation of the shares of Company Common Stock from such stock exchange and the deregistration of the shares of Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten days after the Effective Time.

Section 6.14Obligations of Merger Sub. Parent will take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

Section 6.15Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect, or confirm of record or otherwise in the Surviving Corporation any and all right, title, and interest in, to and under any of the rights, properties, or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Section 6.16Financing.

(a)From the date hereof until the Closing Date, Parent and Merger Sub shall use commercially reasonable efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable to arrange and obtain the Debt Financing and the proceeds therefrom on the terms and conditions described in the Debt Commitment Letter, including using their commercially reasonable efforts to (i) negotiate and execute the definitive agreements with respect to the Debt Financing (the “Definitive Debt Financing Agreements”) at or prior to the date that the Closing is require to be effected in accordance with Section 2.02; provided, that such Definitive Debt Financing Agreements shall not result in any reduction of the aggregate amount of the Debt Financing provided for in the Debt Commitment Letter (including by changing the amount of fees or original issue discount contemplated by the Debt Commitment Letter) to an amount that is less than the amount sufficient to consummate the Transactions on the Closing Date; (ii) satisfy on a timely basis all conditions, contingencies and requirements set forth in the Debt Commitment Letter and Definitive Debt Financing Agreements that are within Parent’s and Merger Sub’s control, (iii) comply on a timely basis with all material covenants and other obligations set forth in the Debt Commitment Letter and Definitive Debt Financing Agreements, (iv) pay in a timely manner any commitment or other fees that are or become due and payable under or with respect to the Debt Commitment Letter and the Definitive Debt Financing Agreements, (v) otherwise not terminate the commitment for the Debt Financing set forth in the Debt Commitment Letter, subject to amendments, modifications and replacements permitted hereunder and (vi) subject to Section 6.16(e)(ii), if all of the conditions to Parent’s and Merger Sub’s obligations under Section 7.02 (other than those conditions that by their terms are to be satisfied at the Closing) have been satisfied, enforce its rights under the Debt Commitment Letter and the Definitive Debt Financing Agreements.

(b)In the event that any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter (including any applicable “flex” terms contained in the related fee letter) or the Definitive Debt Financing Agreements shall be withdrawn, terminated or otherwise amended or modified in any respect such that any portion of the Debt Financing becomes unavailable for any reason, then Parent and Merger Sub shall promptly (and in any event within two (2) Business Days) (i) notify the Company of such unavailability and (ii) use its commercially reasonable efforts to arrange and obtain alternative financing from alternative sources in an amount, which when combined with the available lines of credit, the amount of available cash of Parent and Merger Sub and other sources of available funds, is sufficient to pay all obligations of Parent and Merger Sub hereunder that are required to be paid on the Closing Date and on terms and conditions that are not, in the aggregate, less favorable to Company (as determined in the commercially reasonable judgment of Company) than the terms contemplated by the Debt Commitment Letter in effect on the date hereof, (such alternative financing, “Alternative Financing”) (it being understood and agreed that no such Alternative Financing shall expand upon the conditions precedent or contingencies in a manner that would reasonably be expected to (x) be more onerous in any material respect to those conditions contained in the Debt Commitment Letter, (y) prevent or materially delay the Closing, or (z) make the Closing less likely to occur), as promptly as practicable following the occurrence of such event, but, in no event later than the date Parent and Merger Sub are required to consummate the Closing under this Agreement.  If and to the extent that the Debt Financing is supplemented or superseded by any Alternative Financing, the terms “Debt Financing,” “Debt Commitment Letter,” and “Definitive Debt Financing Agreements” shall each be deemed to be modified, mutatis mutandis, to also refer to such Alternative Financing and any commitments or definitive agreements with respect thereto and the terms “Debt Financing Sources” and “Debt Source Parties” shall be deemed to be modified, mutatis mutandis, to also include the financing sources for such Alternative Financing. If Parent and Merger Sub proceed with any Alternative Financing, Parent and Merger Sub shall be subject to the same obligations with respect to such Alternative Financing as set forth in this Agreement with respect to the Debt Financing.

(c)Parent and Merger Sub shall not permit any amendment, supplement or modification to be made to, or agree to permit any waiver of any provision or remedy under, the Debt Commitment Letter or Definitive Debt Financing Agreements (including any amendment, supplement, modification or waiver that has the effect of changing the amount of fees to be paid or original issue discount) without the Company’s prior written consent, except that Parent and Merger Sub may amend, supplement, waive or otherwise modify the Debt Commitment Letter or Definitive Debt Financing Agreements (including by joining one or more additional lenders or agents as parties thereto) if such amendment, supplement or modification does not result in: (A) an aggregate amount of Debt Financing provided for in the Debt Commitment Letter or Definitive Debt Financing Agreements (including by changing the amount of fees or original issue discount contemplated thereby) that, when combined with the available lines of credit, the amount of available cash of Parent and Merger Sub and other sources of available funds, is less than the amount sufficient to consummate the Transactions; (B) any expansion or imposition of new conditions or other contingencies that would be reasonably expected to (x) be more onerous in any material respect than those conditions and contingencies contained in the Debt Commitment Letter as in effect on the date hereof, (y) prevent or materially delay the Closing, or (z) make the Closing less likely to occur; or (C) any amendment or modification of any such conditions or contingencies in a manner adversely affecting the ability of Parent and Merger Sub to consummate the transactions contemplated hereby prior to the End Date.

(d)Parent and Merger Sub shall keep Company reasonably apprised (on a reasonably current basis and in reasonable detail) of material developments relating to the Debt Financing and promptly, upon written request of the Company, provide Company copies of any Definitive Debt Financing Agreements or executed commitment letters associated with an Alternative Financing. Without limiting the foregoing, Parent shall notify the Company promptly (and in any event within two (2) Business Days) if at any time prior to the Closing Date: (i) the Debt Commitment Letter expires or is terminated for any reason; (ii) Parent or Merger Sub obtains knowledge of any material breach or material default, or any threatened (in writing) material breach or material default, or any event that, with or without notice, lapse of time or both, would (or could reasonably be expected to) give rise to any default or breach, by any party to the Debt Commitment Letter or any definitive document related to the Debt Financing of any provisions of the Debt Commitment Letter or any definitive document related to the Debt Financing, or (iii) if for any reason Parent or Merger Sub believes in good faith that they will not be able to obtain all or any portion of the Debt Financing (but only to the extent that such portion would reduce the amount of Debt Financing) below the amount sufficient to consummate the transactions contemplated hereunder on the terms, in the manner or from the sources contemplated by the Debt Commitment Letter or Definitive Debt Financing Agreements.

(e)For the avoidance of doubt, (i) in no event shall the receipt or availability of the Debt Financing or any other funds or financing by Parent or Merger Sub be a condition to Parent’s and Merger Sub’s obligations to consummate the transactions contemplated by this Agreement and (ii) in no event shall Parent, Merger Sub or any of their respective Related Parties be required to (x) commence any litigation, arbitration or similar proceeding or seek specific performance against any Debt Source Party and (y) waive any term or condition of this Agreement.

Section 6.17Financing Cooperation.

(a)The Company shall use its commercially reasonable efforts to, and shall use commercially reasonable efforts to cause each of its Subsidiaries and its and their respective directors, officers, managers, employees, members and Representatives to, provide to Parent, at Parent’s sole cost and expense, such customary cooperation as may be reasonably requested by Parent to assist Parent in causing the conditions in the Definitive Debt Financing Agreements to be satisfied and such customary cooperation as is otherwise reasonably requested by Parent solely in connection with obtaining the Debt Financing (provided that nothing herein shall require such cooperation to the extent that it would unreasonably interfere with the business or operations of the Company), which includes but is not limited to:

(i)senior management of the Company participating, on advance notice, in a customary and reasonable number of meetings, presentations, road shows, due diligence sessions, drafting sessions and sessions with rating agencies, including direct contact between senior management and Representatives of the Company and its Subsidiaries and the Debt Financing Sources;

(ii)reasonably cooperating with the preparation of customary materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents reasonably required in connection with the

Debt Financing, and providing reasonable and customary authorization letters to the Debt Financing Sources authorizing the distribution of information to prospective lenders and other financing sources and containing customary information; provided, that any such prospective lenders and financing sources shall have agreed to keep such information confidential pursuant to customary confidentiality undertakings with respect to such information (and as to which the Company shall be an express beneficiary);

(iii)assisting in the negotiation, execution and delivery of officer’s certificates (including relating to solvency matters of the Company both before and after giving effect to the incurrence of the Debt Financing and the consummation of the transactions contemplated by this Agreement and such Debt Financing), it being understood that such solvency certificate shall not require the applicable officer to address (A) the solvency of any entity other than Parent, any Subsidiary of Parent and/or the Company or (B) transactions other than the transactions contemplated by this Agreement and the Definitive Debt Financing Agreements, credit agreements, indentures, purchase agreements, pledge and security documents, collateral documents and documents facilitating the pledge of collateral for the Debt Financing (including reasonable cooperation in connection with any pay-down or pay-off of the Indebtedness of the Company, including the payment of the Credit Party Closing Payment Amount, and the release of related Liens, as applicable); provided, that such documents shall not take effect until, and shall be conditioned upon the occurrence of, the Closing;

(iv)furnishing Parent and the Debt Financing Sources as promptly as reasonably practicable following written request from the Parent with all consolidated financial statements and other pertinent information related solely to the Company and its Subsidiaries and required or otherwise reasonably requested by the Debt Financing Sources, including the financial statements required by paragraph 4 of Exhibit B of the Debt Commitment Letter; provided, that the Company shall not be responsible for, the preparation of projections, risk factors and forward-looking statements relating to all or any component of the Debt Financing and pro-forma financial information, including pro-forma cost savings, synergies, capitalization, or other pro-forma adjustments desired to be incorporated into any pro-forma financial information;

(v)permitting the prospective lenders or investors involved in the Debt Financing or their representatives to evaluate, examine or audit the Company and its Subsidiaries, including their respective assets, borrowing base, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements; and

(vi)using commercially reasonable efforts to cooperate in satisfying the conditions precedent set forth in any commitment letters related to the Debt Financing.

(b)Notwithstanding anything to the contrary contained in this Agreement (i) nothing in this Agreement (including this Error! Reference source not found.) shall require any cooperation to the extent that it would (A) require the Company or any of its Subsidiaries to pay any commitment or other fees or reimburse any expenses that are not contingent upon and due on or after the Closing, or incur any liability or give any indemnities that are not contingent upon and due on or after the Closing, (B) unreasonably interfere with the ongoing business or operations of the Company or any of its Subsidiaries, (C) require the Company or any of its Subsidiaries to take any action that would conflict with or violate the Company’s or any of its Subsidiaries’ Charter Documents or other organizational documents or any Laws, or (D) result in any officer or director of the Company or any of its Subsidiaries incurring personal liability with respect to any matters relating to the Debt Financing; and (ii) any action, liability or obligation (including any obligation to pay any commitment or other fees or reimburse any expenses) of the Company or any of its Subsidiaries or any of their respective representatives under any certificate, agreement, arrangement, document or instrument relating to the Debt Financing shall not be effective until following the Closing.

(c)The Company shall and shall cause each of its Subsidiaries to deliver to Parent promptly (to the extent requested at least five (5) days prior to the Closing Date), with all documentation and other information reasonably required under applicable “know your customer” and anti-money laundering rules and regulations.

(d)The Company hereby consents to the use of its logos in connection with the Debt Financing in a manner consistent with debt financings similar to the Debt Financing, provided, that such logos are used in a manner that is not intended or reasonably likely to harm or disparage the Company, any of its Subsidiaries, or their Intellectual Property.

(e)Parent and Merger Sub shall (i) promptly, upon request by Company, reimburse Company for all out-of-pocket costs and expenses (including attorneys’ fees and accountants’ fees) incurred by Company or any of its Affiliates, officers or representatives in connection with the actions and undertakings contemplated by this Section 6.17, and (ii) indemnify and hold harmless Company, the Company and their respective Affiliates, officers and representatives from and against any and all liabilities suffered or incurred by any of them in connection with the arrangement of any Debt Financing or Alternative Financing.  All information provided by or on behalf of Company and its Affiliates, officers and representatives pursuant to this Section 6.17 shall be kept confidential by Parent and its Affiliates in accordance with the terms of this Agreement, except that Parent and Merger Sub shall be permitted to disclose such information to the Debt Source Parties, subject to the Debt Source Parties entering into customary confidentiality undertakings with respect to such information.  This Section 6.17(e) shall survive the consummation of the Transactions or any earlier termination of this Agreement and is intended to benefit, and may be enforced by, the Persons indemnified pursuant to this Section 6.17(e).

Section 6.18Closing Agreements.

(a)At the Closing, each of Parent and the Credit Party Representative shall execute and deliver to the other, and cause the Escrow Agent to duly execute and deliver to Parent and the Credit Party Representative, the Escrow Agreement.

(b)If the Company has not received the PPP Forgiveness Notice prior to the Closing, at the Closing, the Credit Party Representative shall execute and deliver to the PPP Loan Escrow Agent and shall cause the PPP Loan Escrow Agent to execute and deliver to the Credit Party Representative, the PPP Loan Escrow Agreement.

Section 6.19Voting Agreements. The Company shall instruct its transfer agent not to register the transfer of any Subject Shares (as defined in the Voting Agreements) made or attempted to be made in violation of the Voting Agreements.

Section 6.20R&W Policy. The Company shall, and shall cause each of its Subsidiaries and their respective directors, officers, managers, employees, members and Representatives to, provide reasonable access upon reasonable advance notice and during business hours to the books, records and personnel and other Representatives of the Company and each of its Subsidiaries, as may be reasonably requested by Parent or any insurance broker or insurance carrier in connection with working with Parent in connection with Parent’s consideration of or considering or obtaining the R&W Policy which shall be at the Parent’s sole expense.

Section 6.21Resignations. At Parent’s request (if made at least five (5) days prior to the Closing Date), prior to the Closing the Company shall deliver to Parent written resignations or terminations (in form and substance reasonably acceptable to Parent) of any or all officers and directors of the Company and its Subsidiaries, as specified in Parent’s request, in each case, effective as of the Closing.  For purposes of this Section 6.21, it is understood and agreed that a written termination (rather than a written resignation) shall be permitted for any officers or directors which refuse to provide a written resignation, provided such termination does not give rise to any severance or other ongoing liabilities or obligations of the Surviving Corporation.

Section 6.22NOL Filings. As promptly as practicable, the Company shall make any and all filings (or amendments to prior filings) required to request the full amount of any U.S. federal income tax refunds resulting from the carryback of net operating losses or foreign tax credits that arose in taxable periods ending on or prior to

January 30, 2021 to which the Company is entitled. The Company shall (i) not make any such filings, or any amendment or supplement thereto, without providing Parent a reasonable opportunity to review, comment and approve such filings (including the proposed final version of such document or response) and (ii) include in such document all comments reasonably proposed by Parent.  To the extent that any such filings have not been completed prior to the Closing, the Surviving Corporation shall use its commercially reasonable efforts to make any and all filings (or amendments to prior filings) required to request the full amount of the NOL Refunds to which the Company is entitled.  Following the Closing until the final determination of the Adjustment Amount, upon written request of the Credit Party Representative, the Surviving Corporation shall inform the Credit Party Representative of the status of the filing of the applicable forms related to the NOL Refunds.

Section 6.23PPP Loan Escrow.  If, prior to the Closing, the Company has not received a formal written determination by the SBA, other applicable Governmental Entity or the PPP Lender regarding the final approval of Forgiveness of the PPP Loan as determined by the SBA (the “PPP Forgiveness Notice”), Parent shall deposit the PPP Loan Escrow Amount with the PPP Loan Escrow Agent under the PPP Loan Escrow Agreement in order to secure potential liabilities of the Company that may arise as a result of the failure of the Company to receive Forgiveness of the PPP Loan.  Parent and Merger Sub shall cooperate with the Company to take commercially reasonable efforts to respond to inquiries from or otherwise cooperate with the requests by the PPP Lender or the SBA in connection with the Forgiveness of the PPP Loan until the receipt of the PPP Forgiveness Notice.  Upon the receipt by the Surviving Corporation of the PPP Forgiveness Notice, the Surviving Corporation shall deliver such notice to the Credit Party Representative as promptly as reasonably practicable after the Surviving Corporation’s receipt thereof, and regardless of the amount Forgiven, the PPP Loan Escrow Agent shall pay, in each case from the PPP Loan Escrow Funds: (a) to the PPP Lender an amount, if any, equal to the balance required to repay the PPP Loan in full in accordance with the PPP Forgiveness Notice; and (b) to the Credit Parties, an aggregate amount in cash equal to any remaining PPP Loan Escrow Funds after making the payment contemplated by clause (a) of this Section 6.23 (apportioned as set forth in a certified statement delivered to the PPP Loan Escrow Agent by the Credit Party Representative).

Section 6.24Credit Party Representative Agreement Covenants.  The Company agrees that it will comply with the obligations of the Company set forth in Section 18 of the Credit Party Representative Agreement.

Article VII
Conditions

Section 7.01Conditions to the Obligations of the Company, Parent and Merger Sub to Effect the Merger. The respective obligations of the Company, Parent and Merger Sub to effect the Merger is subject to the satisfaction or written waiver (where permissible under the terms hereof and pursuant to applicable Law) on or prior to the Closing Date of each of the following conditions:

(a)Company Stockholder Approval. This Agreement will have been duly adopted by the Requisite Company Vote.

(b)No Injunctions, Restraints, or Illegality. No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced, or entered any Laws or Orders that, or commenced any Legal Action seeking to, whether temporary, preliminary, or permanent, make illegal, enjoin, or otherwise prohibit consummation of the Merger or the other transactions contemplated by this Agreement.

Section 7.02Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or written waiver (where permissible under the terms hereof and pursuant to applicable Law) by Parent and Merger Sub on or prior to the Closing Date of the following conditions:

(a)Representations and Warranties. (i) The representations and warranties of the Company (other than in Section 3.01(a), Section 3.02, Section 3.03(a), Section 3.03(b), Section 3.03(d), Section 3.03(e), Error! Reference source not found.(b) and Section 3.10) set forth in Error! Reference source not found. of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words “Company Material Adverse Effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (ii) the representations and warranties of the Company contained in Section 3.02 shall be true and correct when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects (other than de minimis inaccuracies) as of that date); and (iii) the representations and warranties contained in Section 3.01(a), Section 3.03(a), Section Section 3.03(b), Section 3.03(d), Section 3.03(e), Error! Reference source not found.(a), and Section 3.10 shall be true and correct (other than de minimis inaccuracies) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date).

(b)Performance of Covenants. The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in this Agreement required to be performed by or complied with by it at or prior to the Closing.

(c)Company Material Adverse Effect. Since the date of this Agreement, there shall not have been any Company Material Adverse Effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d)Company Real Property Certificate. The Company shall have delivered to Parent an affidavit dated as of the Closing Date, sworn under penalty of perjury and in form and substance as required under Treasury Regulations Section 1.1445-2(c)(3) and reasonably acceptable to Parent, together with the notice to the Internal Revenue Service satisfying the requirements of Treasury Regulations Section 1.897-2(h)(2).

(e)Officers Certificate. Parent will have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Section 7.02(a), Section 7.02(b), and Section 7.02(c) hereof.

(f)Company Board Recommendation. The Company shall have delivered to Parent a copy of the resolutions of the Company Board, certified by an officer of the Company as having been duly and validly adopted and being in full force and effect, providing for the Company Board Recommendation.

(g)Resignations/Terminations.  To the extent requested in writing by Parent pursuant to Section 6.21, the Company shall have provided to Parent written resignations or terminations (in form and substance reasonably acceptable to Parent), effective as of the Closing Date, of any or all officers and directors of the Company and its Subsidiaries, as specified in Parent’s request.

(h)Dissenting Shares. The number of Dissenting Shares shall not exceed 10% of the issued and outstanding shares of Company Common Stock.

(i)Forbearance Agreements.  The Seventh Amendment to Financing Agreement and Forbearance Agreement, dated as of February 16, 2021 (the “Forbearance Agreement”) by and among the Company, Callodine Commercial Finance, LLC, (“Callodine”) as collateral agent and administrative agent for the lenders under the Company’s senior credit facility shall not have been terminated by Callodine in writing or amended in a manner that is adverse to the Company or Parent, and (x) Callodine shall not have notified the Company of its intent to terminate the Forbearance Agreement or notified the Company in writing of the occurrence of any “Termination Event” under (and as defined in) the Forbearance Agreement and (y) neither Callodine nor any other Lender has taken any actions to enforce their respective rights or remedies under the Financing Agreement and the other Loan Documents (as defined in the Financing

Agreement) including the right to declare that any obligations outstanding under the Financing Agreement or the other Loan Documents accrue interests at the Post-Default Rate (as defined in the Financing Agreement).

(j)Lender Fees/Expenses.  Other than amounts reflected on Exhibit D or as specifically contemplated by the Forbearance Agreement, no additional fees, expenses or other amounts shall have been paid or be payable by the Company to the Lenders.

Section 7.03Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company on or prior to the Effective Time of the following conditions:

(a)Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in Article IV of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words “material adverse effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s and Merger Sub’s ability to consummate the transactions contemplated by this Agreement.

(b)Performance of Covenants. Parent and Merger Sub shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, of this Agreement required to be performed by or complied with by them at or prior to the Closing.

(c)Officers Certificate. The Company will have received a certificate, signed by an officer of Parent, certifying as to the matters set forth in Section 7.03(a) and Section 7.03(b).

Article VIII
Termination, Amendment, and Waiver

Section 8.01Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time (whether before or after the receipt of the Requisite Company Vote) by the mutual written consent of Parent, Merger Sub, and the Company.

Section 8.02Termination by Either Parent or the Company. This Agreement may be terminated by either Parent or the Company at any time prior to the Effective Time (whether before or after the receipt of the Requisite Company Vote):

(a)if the Merger has not been consummated on or before June 30, 2021 (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.02(a) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been a principal cause of, or resulted in, the failure of the Merger to be consummated on or before the End Date;

(b)if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law or Order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by this Agreement, and such Law or Order shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.02(b) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been a principal cause of, or resulted in, the issuance, promulgation, enforcement, or entry of any such Law or Order; provided further, that the party seeking to terminate this Agreement pursuant to this Section 8.02(b)

shall have used such efforts as may be required pursuant to Error! Reference source not found. to prevent, oppose and remove such Law or Order; or

(c)if this Agreement has been submitted to the stockholders of the Company for adoption at a duly convened Company Stockholders Meeting and the Requisite Company Vote shall not have been obtained at such meeting (unless such Company Stockholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof).

Section 8.03Termination by Parent. This Agreement may be terminated by Parent at any time prior to the Effective Time:

(a)if (i) a Company Adverse Recommendation Change shall have occurred, (ii) the Company Board approves, adopts or authorizes, or the Company enters into an Company Acquisition Agreement (other than an Acceptable Confidentiality Agreement) or (iii) there shall have been a willful material breach of Section 6.04 or Section 6.05(a) or (b) by the Company.

(b)if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of the Company set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 7.02(a) or Section 7.02(b), as applicable, would not be satisfied and, in either such case, such breach is not reasonably capable of being cured by the End Date; provided, that Parent shall have given the Company at least thirty (30) days written notice prior to such termination stating Parent’s intention to terminate this Agreement pursuant to this Section 8.03(b); provided further, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.03(b) if Parent or Merger Sub is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

Section 8.04Termination by the Company. This Agreement may be terminated by the Company at any time prior to the Effective Time:

(a)if prior to the receipt of the Requisite Company Vote at the Company Stockholders Meeting, in response to a Superior Proposal received after the date of this Agreement that did not result from a breach of Error! Reference source not found., the Company Board authorizes the Company, to the extent permitted by and subject to full compliance with the applicable terms and conditions of this Agreement, including Section 6.04 hereof, to enter into a Company Acquisition Agreement (other than an Acceptable Confidentiality Agreement) in respect of a Superior Proposal and the Company substantially concurrently enters into such Company Acquisition Agreement; provided, that the Company shall have paid any amounts due pursuant to Section 8.06(d) hereof in accordance with the terms, and at the times, specified therein;

(b)if (i) the conditions to the Closing of the Merger set forth in Error! Reference source not found. and Error! Reference source not found. have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to such conditions being able to be satisfied) (the “Condition Satisfaction”) on the date the Closing should have occurred pursuant to Section 1.02, (ii) at or following the Condition Satisfaction, the Company has irrevocably confirmed to Parent in writing that the Company stands ready, willing and able to proceed with the Closing, and (iii) Parent and Merger Sub have failed to consummate the Merger within three (3) Business Days after the Company has delivered the written confirmation referenced in clause (ii) hereof to Parent and during such three (3) Business Day period the Company stood ready, willing and able to consummate the Merger and the conditions to the obligation of Parent and Merger Sub to consummate the transactions contemplated by this Agreement set forth in Error! Reference source not found. shall have remained satisfied or waived by Parent and Merger Sub at the close of business on such third (3rd) Business Day other than any failure of a condition to remain satisfied the cause of which is Parent’s or Merger Sub’s breach of this Agreement; or

(c)if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 7.03(a) or Section 7.03(b), as applicable, would not be satisfied and, in either such case, such breach is not reasonably capable of being cured by the End Date; provided, that the Company shall have given Parent at least thirty (30) days written notice prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 8.04(c); provided further, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.04(c) if the Company is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

Section 8.05Notice of Termination; Effect of Termination. The party desiring to terminate this Agreement pursuant to this Article VIII (other than pursuant to Section 8.01) shall deliver written notice of such termination to each other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with this Section 8.05 shall be effective immediately upon delivery of such written notice to the other party. If this Agreement is terminated pursuant to this Article VIII, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any stockholder, director, officer, employee, agent, or Representative of such party) to any other party hereto, except: (a) with respect to Section 6.03(b), this Section 8.05, Section 8.06, and Article IX (and any related definitions contained in any such Sections or Article), which shall remain in full force and effect; and (b) with respect to any liabilities or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud.

Section 8.06Fees and Expenses Following Termination.

(a)If this Agreement is terminated by Parent pursuant to Section 8.03(a) (or the Company terminates this Agreement at a time when it is terminable by Parent pursuant to such provisions), then the Company shall pay to Parent (by wire transfer of immediately available funds), within five (5) Business Days after such termination, a fee in an amount equal to the Termination Fee.

(b)If this Agreement is terminated by Parent or the Company pursuant to Section 8.02(c), then the Company shall pay to Parent (by wire transfer of immediately available funds), within five (5) Business Days after such termination, the Expense Reimbursement amount.

(c)If this Agreement is terminated by Parent or the Company pursuant to Section 8.02(a) and as of the date of such termination a Takeover Proposal remains outstanding and not withdrawn and the Company enters into a Company Acquisition Agreement  or consummates any Takeover Proposal within twelve (12) months of such termination, then the Company shall pay to Parent (by wire transfer of immediately available funds), within five (5) Business Days of its entry into the Company Acquisition Agreement or consummation of the Takeover Proposal, a fee in an amount equal the Termination Fee.

(d)If this Agreement is terminated by the Company pursuant to Section 8.04(a), then the Company shall pay to Parent (by wire transfer of immediately available funds), at or prior to such termination, the Termination Fee.

(e)If this Agreement is terminated by the Company pursuant to (x) Error! Reference source not found. or, (y) solely with respect to a willful material breach by Parent of Section 6.16, Section 8.04(c), then Parent shall pay to the Company (by wire transfer of immediately available funds), within five (5) Business Days after such termination, a fee in an amount equal to the Parent Termination Fee.

(f)The parties hereto acknowledge and hereby agree that the provisions of this Section 8.06 are an integral part of the transactions contemplated by this Agreement (including the Merger), in light of the difficulty of accurately determining actual damages with respect to the foregoing, the amount of to such payment constitutes a reasonable estimate of the losses that will be suffered by reason of any such termination of this Agreement and constitutes liquidated damages (and not a penalty) and that, without such provisions, the parties hereto would not have entered into this Agreement. If a party hereto shall fail to pay in a timely manner the amounts due pursuant to this Section 8.06, and, in order to obtain such payment, the Company or Parent makes a claim against the other party pursuant to this Section 8.06 that results in a judgment, the Company or Parent, as applicable, shall pay to the claimant the reasonable costs and expenses of such party (including its reasonable attorneys’ fees and expenses) incurred or accrued in connection with such suit, together with interest on the amounts set forth in this Section 8.06 at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or a lesser rate that is the maximum permitted by applicable Law. The parties acknowledge and agree that: (i) the right to receive the Termination Fee or Parent Termination Fee, as applicable, and/or any Expense reimbursement under this Agreement shall not limit or otherwise affect Company’s or Parent’s right to specific performance as provided in, and subject to the terms and conditions of, Section 9.13; and (ii) in no event shall Parent or the Company be obligated to pay the Termination Fee or Parent Termination Fee, as applicable, on more than one occasion.

(g)Except as expressly set forth in this Error! Reference source not found., all Expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such Expenses.  Notwithstanding anything to the contrary in this Agreement, the parties hereby acknowledge and agree that (i) in the event that the Termination Fee is paid by the Company to Parent, or the Parent Termination Fee is paid by Parent to the Company, the Termination Fee or the Parent Termination Fee, as applicable, shall be the sole and exclusive remedy under any Theory of Liability under this Agreement of such party and their respective Subsidiaries and any of their respective former, current or future officers, directors, partners, shareholders, managers, members or Affiliates and any of their respective former, current or future officers, directors, partners, shareholders, managers, members or Affiliates (collectively, such party’s “Related Parties”), for any loss suffered as a result of the failure of the Merger or the other transactions contemplated hereby to be consummated or for a breach or failure to perform hereunder or otherwise (whether knowing, willful, intentional or otherwise), losses or damages, and, upon payment of such amount, none of any party’s Related Parties shall have any further liability or obligation relating to or arising out of this Agreement, the Merger or the other transactions contemplated hereby and no party or its Related Parties shall be entitled to assert, bring or maintain, and each party on behalf of itself and its Related Parties, hereby waives any right to assert, bring or maintain, any claim, suit, action or proceeding against such other party or its Related Parties arising out of or in connection with this Agreement or the transactions contemplated hereby (and the abandonment or termination thereof) or any matter forming the basis for such termination, whether by or through any Theory of Liability, (ii) under no circumstances will the Company or any of its Related Parties be entitled to monetary damages in excess of the amount of the Parent Termination Fee and (iii) under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance to cause Parent to effect the Closing and monetary damages (including any monetary damages in lieu of specific performance and including the Parent Termination Fee).  Notwithstanding anything to the contrary contained in this Agreement, under no circumstances will the Company be entitled to, and in no event shall the Company seek to recover, monetary damages from any Related Party of Parent. Each party’s Related Parties shall be third party beneficiaries of this Error! Reference source not found..  For purposes hereof, “Theory of Liability” shall mean any claim, obligation, liability, cause of action, or proceeding (in each case, whether in contract or in tort, at law or in equity, or pursuant to law or equity) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to, this Agreement or any document referenced herein, or the negotiation, execution, performance, termination or breach (whether intentional, willful, negligent or otherwise) of this Agreement or any other document referenced herein, including any representation or warranty made in, in connection with, or as an inducement to enter into, this Agreement and including theories of equity, agency, control, instrumentality, alter ego, domination, sham, single-business enterprise, piercing the veil, unfairness, undercapitalization or otherwise. Upon payment of the Parent Termination Fee, none of Parent, Merger Sub or any Related Party of Parent will have any further liability or obligation to the Company relating to or arising out of this Agreement or the transactions contemplated hereby.  No Debt Source Party shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature.  Notwithstanding anything in this Agreement to the contrary, upon payment of the Parent Termination Fee, no Debt Source Party or any of its Related Parties will have any further liability or obligation to the Company or any of its Related Parties relating to or arising out of this Agreement, the Debt Commitment Letter or the transactions contemplated hereby or thereby; provided, that for the avoidance of doubt, nothing in this Section 8.06 shall in any way limit or modify the rights and obligations of Parent under the Debt Commitment Letter, the Definitive Debt Financing Agreements or the transactions contemplated hereby or thereby.

Section 8.07Amendment. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Requisite Company Vote, by written agreement signed by each of the parties hereto; provided, however, that following the receipt of the Requisite Company Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law would require further approval by the holders of Company Common Stock without such approval; provided, further that no amendment or waiver of this Section 8.07, Section 6.16, Section 6.17, Section 8.06, Section 8.08, Section 9.04, Section 9.05, Section 9.06, Section 9.09, Section 9.11, Section 9.13 or Section 9.14 (or any definition or other provision of this Agreement to the extent the amendment or waiver of such definition or provision would modify the substance of this Section 8.07, Section 6.16, Section 6.17. Section 8.06, Section 8.08, Section 9.04, Section 9.05, Section 9.06, Section 9.09, Section 9.11, Section 9.13 or Section 9.14) that impacts or is adverse in any respect to the Debt Financing Sources or Debt Source Parties shall be valid without the prior written consent of the Debt Financing Sources.

Section 8.08Extension; Waiver. At any time prior to the Effective Time, Parent or Merger Sub, on the one hand, or the Company, on the other hand, may: (a) extend the time for the performance of any of the obligations of the other party(ies); (b) waive any inaccuracies in the representations and warranties of the other party(ies) contained in this Agreement or in any document delivered under this Agreement; or (c) unless prohibited by applicable Law, waive compliance with any of the covenants, agreements, or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party; provided, that no extension or waiver of this Section 8.08, Section 8.07, Section 8.06, Section 6.16, Section 6.17, Section 9.04, Section 9.05, Section 9.06, Section 9.09, Section 9.11, Section 9.13 or Section 9.14 (or any definition or other provision of this Agreement to the extent the extension or waiver of such definition or provision would modify the substance of this Section 8.08, Section 8.07, Section 8.06, Section 6.16, Section 6.17, Section 9.04, Section 9.05, Section 9.06, Section 9.09, Section 9.11, Section 9.13 or Section 9.14) that impacts or is adverse in any respect to the Debt Financing Sources or Debt Source Parties shall be valid without the prior written consent of the Debt Financing Sources. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

Article IX
Miscellaneous

Section 9.01Definitions. For purposes of this Agreement, the following terms will have the following meanings when used herein with initial capital letters:

“Acceptable Confidentiality Agreement” means a confidentiality and standstill agreement that contains confidentiality and standstill provisions that are no less favorable to the Company than those contained in the Confidentiality Agreement.

“Adjustment Amount” means an amount equal to (i) the amount, if any, by which the NOL Refunds exceed $153,964, plus (ii) the amount, if any, by which Cash exceeds Target Cash, plus (iii) the amount, if any by which $2,101,017 exceeds the Working Capital Adjustment Amount less (iv) the amount, if any, of the Company Transaction Expenses in excess of $3,273,200, less (v) the amount, if any, of the Working Capital Adjustment Amount in excess of $2,601,017, less (vi) the amount, if any, of the Closing Date Indebtedness in excess of the Estimated Closing Date Indebtedness, less (vii) the amount, if any, of the Excess Accrued Senior Interest in excess of the Estimated Excess Accrued Senior Interest, less (viii) the amount, if any, by which the Royalty Payments are less than $1,250,000, less (ix) the amount, if any, by which Cash is less than Target Cash and less (x) the amount, if any, by which the NOL Refunds are less than $153,964.

“Adjustment Escrow Account” means the escrow account established pursuant to the Escrow Agreement in respect of the Adjustment Escrow Amount.

“Adjustment Escrow Amount” means an amount in cash equal to (i) $2,250,000 less (ii) the amount, if any, of the Estimated Closing Date Indebtedness in excess of $50,378,162 and less (iii) the amount, if any, of the Estimated Excess Accrued Senior Interest.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. For the purposes of this definition, “control” (including, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise.

“Affordable Care Act” means the Patient Protection and Affordable Care Act (PPACA), as amended by the Health Care and Education Reconciliation Act (HCERA).

“Aggregate Merger Consideration” means the amount equal to the sum of (i) the product obtained by multiplying (x) the number of outstanding shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) by (y) the Merger Consideration plus (ii) the aggregate amount payable to holders of Company RSUs pursuant to Section 2.07(a) of this Agreement (including the employer portion of any withholding, payroll, employment or similar Taxes, if any, associated therewith) plus (iii) the aggregate amount payable to holders of Company Replacement Warrants issued pursuant to Section 2.08 of this Agreement upon the exercise thereof, in accordance with the terms of such Replacement Warrants.

“Agreement” has the meaning set forth in the Preamble.

“Alternative Financing” has the meaning set forth in Section 6.16(b).

“AML Laws” has the meaning set forth in Error! Reference source not found..

“Associate” has the meaning set forth in Section 203(c)(2) of the DGCL.

“Book-Entry Share” has the meaning set forth in Section 2.01(c).

“Business Day” means any day, other than Saturday, Sunday, or any day on which banking institutions located in New York, New York are authorized or required by Law or other governmental action to close.

“Callodine” has the meaning set forth in Section 7.02(i).

“Cancelled Shares” has the meaning set forth in Section 2.01(a).

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.

“Carolina” means Carolina Footwear Group, LLC.

“Cash” means cash and cash equivalents of the Company as of immediately prior to the Closing, but excluding Restricted Cash; provided, however, that Cash shall be reduced by an amount equal to (x) the Received Tax Refunds less (y) any portion of such Received Tax Refunds required to be paid and actually paid to the Lenders pursuant to the Forbearance Agreement.  For the avoidance of doubt, Cash (i) can be a negative number and (ii) will be calculated net of issued but uncleared checks and drafts and will include checks, other wire transfers and drafts deposited for the account of the Company.

“Certificate” has the meaning set forth in Section 2.01(c).

“Certificate of Merger” has the meaning set forth in Section 1.03.

“Change in Control Payment” means any transaction, retention, change in control or similar bonuses, single-trigger severance payments and other employee-related change of control payments payable by any Company as of or after the Closing Date (including the employer portion of any withholding, payroll, employment or similar Taxes, if any, associated therewith) as a result of, or in connection with, the consummation of the transactions contemplated by this Agreement, but excluding any severance obligations triggered by actions of Parent or the Company after the Closing Date.

“Charter Documents” has the meaning set forth in Section 3.01(b).

“Closing” has the meaning set forth in Section 1.02.

“Closing Date” has the meaning set forth in Section 1.02.

“Closing Date Indebtedness” means the Indebtedness (other than the Excess Accrued Senior Interest) as of immediately prior to Closing.

“Closing Statements” has the meaning set forth in Section 2.09(c).

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Section 4980B of the Code and Section 601 et. seq. of ERISA.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Company Acquisition Agreement” has the meaning set forth in Section 6.04(a).

“Company Adverse Recommendation Change” means the Company Board or any committee thereof: (a) failing to make, withdrawing, amending, modifying, or materially modifying or qualifying, in a manner adverse to Parent, the Company Board Recommendation or publicly proposing any of the foregoing; (b) failing to include the Company Board Recommendation in the Company Proxy Statement that is mailed to the Company’s stockholders; (c) adopting, recommending or declaring advisable, or proposing publicly to adopt, recommend or declare advisable, a Takeover Proposal; (d) failing to recommend against acceptance of any tender offer or exchange offer for the shares of Company Common Stock within ten Business Days after the commencement of such offer; or (e) adopting, recommending or declaring advisable, or proposing publicly to adopt, recommend or declare advisable, or resolving or agreeing to take any of the foregoing actions; provided, that any "stop, look and listen" Board communication by the Company or the pursuant to Rule 14d-9(f) under the Exchange Act shall not be considered a Company Adverse Recommendation Change.

“Company Balance Sheet” has the meaning set forth in Section 3.04(e).

“Company Board” has the meaning set forth in the Recitals.

“Company Board Recommendation” has the meaning set forth in Section 3.03(d).

“Company Common Stock” has the meaning set forth in the Recitals.

“Company Continuing Employees” has the meaning set forth in Section 6.07(a).

“Company Disclosure Letter” has the meaning set forth in the introductory language in Article III.

“Company Employee” has the meaning set forth in Section 3.11(a).

“Company Employee Plans” has the meaning set forth in Section 3.11(a).

“Company Equity Award” means a Company Stock Option or a Company RSU granted under one of the Company Stock Plans or otherwise, as the case may be.

“Company ERISA Affiliate” means all employers, trades, or businesses (whether or not incorporated) that would be treated together with the Company or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code or Section 4001(b)(1) of ERISA.

“Company Financial Advisor” has the meaning set forth in Section 3.10.

“Company IP” has the meaning set forth in Section 3.07(b).

“Company IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, and other Contracts, whether written or oral, relating to Intellectual Property and to which the Company or any of its Subsidiaries is a party, beneficiary, or otherwise bound.

“Company IT Systems” means all software, computer hardware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology networks and systems (including telecommunications networks and systems for voice, data, and video) owned, leased, licensed, or used (including through cloud-based or other third-party service providers) by the Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any event, occurrence, fact, effect, development. condition, or change that, individually or in the aggregate, is, or could reasonably be expected to become, materially adverse to: (a) the business, properties, liabilities, results of operations, condition (financial or otherwise), or assets of the Company and its Subsidiaries, taken as a whole; or (b) the ability of the Company to consummate the transactions contemplated hereby on a timely basis; provided, however, that, for the purposes of clause (a), a Company Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to, or resulting from: (i) changes after the date hereof generally affecting the economy, financial or securities markets, or political conditions; (ii) the announcement or pendency of the transactions contemplated by this Agreement; (iii) any changes after the date hereof in applicable Law or GAAP or other applicable accounting standards, including interpretations thereof, (iv) acts of war, sabotage, terrorism, or military actions, or the escalation thereof; (v) natural disasters, weather conditions, epidemics, pandemics, or disease outbreaks (excluding the COVID-19 virus), public health emergencies, or other force majeure events; (vi) general conditions in the industry in which the Company and its Subsidiaries operate; (vii) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by another clause of this proviso); (viii) any change, in and of itself, in the market price or trading volume of the Company’s securities (it being understood that the facts or occurrences giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by another clause of this proviso); (ix) the effect of any action taken by Parent or its Affiliates with respect to the transactions contemplated hereby or with respect to the Company; or (x) the effect of any action taken, or failed to be taken, by the Company or its Subsidiaries that is expressly required by this Agreement to be taken or not taken by such Person or its Subsidiaries, or, is taken or not taken at the express written direction of Parent; provided further, however, that any event, occurrence, fact, effect, development. condition, or change referred to in clauses (i), (iii), (iv), (v), or (vi) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, occurrence, fact, effect, development, condition, or change has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses.

“Company Material Contract” has the meaning set forth in Section 3.14(a).

“Company-Owned IP” means all Intellectual Property owned by the Company or any of its Subsidiaries.

“Company Preferred Stock” has the meaning set forth in Section 3.02(a).

“Company Proxy Statement” has the meaning set forth in Section 3.16.

“Company RSU” has the meaning set forth in Error! Reference source not found..

“Company SEC Documents” has the meaning set forth in Section 3.04(a).

“Company Securities” has the meaning set forth in Section 3.02(b)(ii).

“Company Stock Option” has the meaning set forth in Section 2.07(a).

“Company Stock Plans” means the Apex Global Brands Inc. Amended and Restated 2013 Stock Incentive Plan, as amended.

“Company Stockholders Meeting” means the special meeting of the stockholders of the Company to be held to consider the adoption of this Agreement.

“Company Subsidiary Securities” has the meaning set forth in Section 3.02(d).

“Company Transaction Expenses” means the aggregate amount of (i) all unpaid fees and expenses incurred by, charged to or payable by the Company or its Subsidiaries for services provided through the Closing in connection with the transactions contemplated by this Agreement, including fees and expenses payable to legal counsel, accountants, investment bankers (including, for the avoidance of doubt, the Company Financial Advisor), financial advisors, brokers, finders, consultants or other advisors, (ii) fifty percent (50%) of the fees and expenses of the Paying Agent, and the Escrow Agent, (iii) all Change in Control Payments, (iv) all expenses incurred in connection with the printing and mailing costs for the Company Proxy Statement, (v) any amounts paid or payable by the Surviving Corporation with respect to Dissenting Shares in excess of the applicable Merger Consideration and (vi) any other fees or expenses expressly denoted as such in this Agreement.

“Confidentiality Agreement” has the meaning set forth in Section 6.03(b).

“Consent” has the meaning set forth in Section 3.03(c).

“Contracts” means any contracts, agreements, arrangements, licenses, notes, bonds, mortgages, indentures, debt instruments, undertakings, Leases, or other instruments or commitments of any kind, whether written or oral (including any amendments, restatements, supplements or other modifications thereto or waivers thereunder).

“Credit Parties” means (i) Cove Street Capital Small Cap Value Fund, (ii) Henry I. Stupp, (iii) Ravich Revocable Trust of 1989, (iv) Square Deal Growth, LLC, and (v) Jess Ravich.

“Credit Party Representative” means Eugene Robin.

“Credit Party Representative Agreement” means that certain Credit Party Representative Agreement by and among the Credit Parties, the Credit Party Representative and Parent entered into on the date hereof.

“Credit Party Closing Payment Amount” means $7,650,000 less the PPP Loan Escrow Amount if the Company has not received the PPP Forgiveness Notice prior to the Closing.

“Debt Commitment Letter” means the executed commitment letter, dated as of the date hereof, among the Debt Source Parties, Parent and Merger Sub pursuant to which the Debt Source Parties have committed, subject to the terms and conditions set forth therein, to provide the Parent and Merger Sub the Debt Financing, as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time in accordance with this Agreement.

“Debt Financing” means the debt financing described in the Debt Commitment Letter to consummate the transactions contemplated herein.

“Debt Financing Sources” means Capital Dynamics, Inc. and its Affiliates and funds, and any other Person that has committed to provide or arrange or otherwise entered into any commitment letter, engagement letter, credit agreement or other Definitive Debt Financing Agreement or that is otherwise acting as a lender, arranger, administrative or collateral agent or similar representative in respect of any Definitive Debt Financing Agreement, and each of their and their respective former, current and future Affiliates’ and funds’ officers, directors, employees, managers, partners, controlling Persons, advisors, attorneys, agents and representatives.

“Debt Source Parties” has the meaning set forth in Section 9.14.

“Definitive Debt Financing Agreements” has the meaning set forth in Section 6.16(a).

“DGCL” has the meaning set forth in the Recitals.

“Disputed Amounts” has the meaning set forth in Section 2.09(d).

“Dissenting Shares” has the meaning set forth in Section 2.03.

“EDGAR” has the meaning set forth in Section 3.04(a).

“Effective Time” has the meaning set forth in Section 1.03.

“End Date” has the meaning set forth in Section 8.02(a).

“Environmental Laws” means any applicable Law, and any Order or binding agreement with any Governmental Entity: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et. seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et. seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et. seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et. seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et. seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et. seq.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Escrow Agent” means JPMorgan Chase Bank, N.A.

“Escrow Agreement” means the Escrow Agreement, dated as of the Closing Date, by and among Parent, the Credit Party Representative and the Escrow Agent, substantially in the form attached hereto as Exhibit C.

“Estimated Closing Statements” has the meaning set forth in Section 2.09(b).

“Exchange Act” has the meaning set forth in Section 3.03(c).

“Excess Accrued Senior Interest” means the amount of interest that accrues on Indebtedness from and after April 1, 2021 through the Closing.

“Expense Reimbursement Amount” means an amount equal to the Expenses of Parent and Merger Sub; provided that in no event shall the Expense Reimbursement Amount exceed $2,500,000.

“Expenses” means, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors, and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing, and mailing of the Company Proxy Statement, the filing of any required notices in connection with regulatory approvals, and all other matters related to the Merger and the other transactions contemplated by this Agreement.

“Financing Agreement” has the meaning set forth in the definition of “Indebtedness”.

“Forbearance Agreement” has the meaning set forth in Section 7.02(e).

“Forgiveness” or “Forgiven” means such portion of the PPP Loan that was actually forgiven by the SBA.

“GAAP” has the meaning set forth in Section 3.04(b).

“Governmental Entity” has the meaning set forth in Section 3.03(c).

“Grant Date” has the meaning set forth in Section 3.02(b)(i).

“Hazardous Substance” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended.

“Indebtedness” means, without duplication, (i) the outstanding principal of, and accreted value and accrued and unpaid interest on (and any premium thereon), all bank or other third party indebtedness of borrowed money of the Company, including indebtedness under any bank credit agreement or any obligations evidenced by notes, debentures, bonds or other similar instruments for the payment of which the Company is responsible or liable, and including any amount of the PPP Loan which has not been Forgiven pursuant to a PPP Forgiveness Notice received by the Company prior to the Closing, (ii) all obligations of the Company for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against, (iii) all obligations of the Company for deferred purchase price payments (including earn-outs), conditional sale obligations or under any title retention agreements, (iv) all obligations of the Company secured by a purchase money mortgage or other Lien, (v) all obligations of the Company under leases required to be capitalized in accordance with GAAP, (vi) any unfunded or underfunded liabilities pursuant to any pension or nonqualified deferred compensation plan or arrangement, any earned but unpaid compensation  (including salary, bonuses and paid time off) for any period prior to the Closing Date, and severance, termination pay or similar amounts payable to any former employee whose employment with the Company terminated prior to the Closing Date, (vii) all obligations related to any interest rate or currency swap, commodity swap, equity swap, options or similar hedging instruments, (viii) all income Taxes payable and deferred payroll Taxes, (ix) all obligations of the type referred to in clauses (i) through (viii) that are guaranteed by the Company on behalf of any other Person, and (x) and any penalties or fees related to any of the foregoing, including those resulting from the prepayment or repayment of any of the foregoing obligations or any breakage costs, fees or expenses arising as a result of the discharge of such obligations; provided, however, that “Indebtedness” shall (a) include all amounts owing pursuant to that certain Financing Agreement, dated as of August 3, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), among the Company, certain affiliates thereof, the lenders party thereto from time to time and Callodine Finance, successor to Gordon Brothers Finance Company, as agent, and all related documents entered into in connection therewith and (b) not include any amounts owed or payable by the Company to the Credit Parties or any amounts included in the Working Capital Adjustment Amount.

“Indemnified Party” has the meaning set forth in Section 6.08(a).

“Independent Accountant” has the meaning set forth in Section 2.09(d).

“Intellectual Property” means any and all of the following arising pursuant to the Laws of any jurisdiction throughout the world: (a) trademarks, service marks, trade names, trade dress and similar indicia of source or origin, all registrations and applications for registration thereof, and the goodwill connected with the use of and symbolized by the foregoing; (b) copyrights and all registrations and applications for registration thereof; (c) trade secrets and know-how; (d) patents and patent applications; (e) internet domain name registrations and social media accounts, handles and designations; and (f) other intellectual property and related proprietary rights.

“IRS” means the United States Internal Revenue Service.

“Knowledge” means: (a) with respect to the Company and its Subsidiaries, the actual knowledge of, or that knowledge that would be expected to be known following reasonable inquiry by, each of the individuals listed in Error! Reference source not found. of the Company’s Disclosure Letter; and (b) with respect to Parent and its Subsidiaries, the actual knowledge of, or that knowledge that would be expected to be known following reasonable inquiry by, each of the individuals listed in Error! Reference source not found. of Parent’s Disclosure Letter.

“Laws” means any federal, state, local, municipal, foreign, multi-national or other laws, common law, statutes, constitutions, ordinances, rules, regulations, codes, Orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Entity.

“Lease” means all leases, subleases, licenses, concessions, and other agreements (written or oral) under which the Company or any of its Subsidiaries holds any Leased Real Estate, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any of its Subsidiaries thereunder.

“Leased Real Estate” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by the Company or any of its Subsidiaries.

“Legal Action” means any legal, administrative, arbitral, or other proceedings, suits, actions, investigations, examinations, claims, audits, hearings, charges, complaints, indictments, litigations, or examinations, whether civil, criminal, investigative, appellate, at law or in equity.

“Lender” has the meaning ascribed to such term in the Forbearance Agreement.

“Liability” means any liability, indebtedness, or obligation of any kind (whether known or unknown, direct or indirect, asserted or unasserted, secured or unsecured, disputed or undisputed, joint or several, due or to become due, vested or unvested, executory, accrued, absolute, contingent, matured, unmatured, determined, determinable, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP), including all costs and expenses relating thereto.

“Liens” means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, claims, options, rights of first refusal, rights of first offer, easements, servitudes, licenses to use, occupancy agreements, encroachments, transfer restrictions or other similar rights and security interests of any kind or nature whatsoever.

“Merger” has the meaning set forth in Section 1.01.

“Merger Consideration” has the meaning set forth in Section 2.01(b).

“Merger Sub” has the meaning set forth in the Preamble.

“Nasdaq” has the meaning set forth in Section 3.03(c).

“NOL Refunds” means any U.S. federal income tax refunds resulting from the filing of (i) Form 1139 to reflect the carry back of the net operating loss generated for the Company’s Tax year ending on January 31, 2021 and (ii) Form 1120X to reflect the carry forward of available foreign tax credits with respect to the Company’s Tax year ending on January 31, 2017 from the carryback of net operating losses or foreign tax credits that arose in taxable periods ending on or prior to January 30, 2021.

“OFAC” has the meaning set forth in Error! Reference source not found..

“Order” has the meaning set forth in Section 3.09.

“Other Governmental Approvals” has the meaning set forth in Section 3.03(c).

“Owned Real Estate” means all land, together with all buildings, structures, fixtures, and improvements located thereon and all easements, rights of way, and appurtenances relating thereto, owned by the Company or any of its Subsidiaries.

“Parent” has the meaning set forth in the Preamble.

“Parent Benefit Plans” has the meaning set forth in Section 6.07(b).

“Parent Termination Fee” means $3,290,000.

“Paying Agent” has the meaning set forth in Section 2.02(a).

“Payment Fund” has the meaning set forth in Section 2.02(a).

“PBGC” has the meaning set forth in Section 3.11(d).

“Permits” has the meaning set forth in Section 3.08(b).

“Permitted Liens” means: (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith (provided appropriate reserves required pursuant to GAAP have been made in respect thereof); (b) mechanics’, carriers’, workers’, repairers’, and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided appropriate reserves required pursuant to GAAP have been made in respect thereof); (c) zoning, entitlement, building, and other land use regulations imposed by Governmental Entities having jurisdiction over such Person’s owned or leased real property which do not impair the occupancy or use of such real property for the purposes for which it is currently used; (d) covenants, conditions, restrictions, easements, and other similar non-monetary matters of record affecting title to such Person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (e) any right of way or easement related to public roads and highways, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (f) Liens arising under workers’ compensation, unemployment insurance, social security, retirement, and similar legislation; and (g) except with respect to Intellectual Property, any other Liens that, in the aggregate, do not materially impair the value or the continued use and operation of the assets or properties to which they relate.

“Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity, or other entity or group (which term will include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

“Personal Information” means information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular individual or household, and when referring to a Data Protection Requirement, has the same meaning as the similar or equivalent term defined thereunder.

“PPP” means the Paycheck Protection Program under the CARES Act.

“PPP Forgiveness Notice” has the meaning set forth in Section 6.23.

“PPP Lender” means Bank of America, N.A.

“PPP Loan” means the PPP loan of $735,552 under the Promissory Note dated as of April 14, 2020 executed by the Company in favor of Bank of America, N.A.

“PPP Loan Escrow Account” means the escrow account established pursuant to the PPP Loan Escrow Agreement in respect of the PPP Loan Escrow Amount.

“PPP Loan Escrow Agent” means Bank of America, N.A.

“PPP Loan Escrow Agreement” means the PPP Loan Escrow Agreement, dated as of the Closing Date, by and among the Credit Party Representative and the PPP Loan Escrow Agent, containing reasonably customary terms mutually agreeable to the Credit Party Representative and the PPP Loan Escrow Agent.

“PPP Loan Escrow Amount” means the amount outstanding under the PPP Loan as of the Closing Date.

“PPP Loan Escrow Funds” means the amounts held in the PPP Loan Escrow Account related to the PPP Loan Escrow Amount, including any dividends, interest, distributions and other income received in respect thereof, less any losses on investments thereof, less distributions thereof in accordance with this Agreement and the PPP Loan Escrow Agreement.

“Real Estate” means the Owned Real Estate and the Leased Real Estate.

“Received Tax Refunds” means any tax or similar refunds from the IRS or other Governmental Entity actually received by the Company prior to the Closing.

“Related Parties” has the meaning set forth in Error! Reference source not found..

“Restricted Cash” means any cash or cash equivalents to the extent (i) such cash or cash equivalents are not immediately and freely available for distribution to the equityholders of the Company, including all cash posted to support letters of credit, performance bonds or other similar obligations and deposits with third parties (including landlords) of the Company or (ii) there is any fee, cost or expense (including any Taxes) that would be incurred by the Company in distributing or dividending such cash or cash equivalent to the equityholders of the Company.

“Replacement Warrant” has the meaning set forth in Section 2.08.

“Representatives” has the meaning set forth in Section 6.04(a).

“Requisite Company Vote” has the meaning set forth in Section 3.03(a).

“Royalty Payments” means the aggregate royalties received by the Surviving Corporation from Carolina pursuant to Amendment No. 2 to License Agreement by and between the Company and Carolina dated February 8, 2021 for the period from the Closing Date through and including December 31, 2021.

“RSU Payments” has the meaning set forth in Section 2.07(c).

“R&W Policy” means the representation and warranty insurance policy to be issued in the name of Parent or any of its Affiliates, underwritten by Gemini Insurance Company.

“SBA” means the U.S. Small Business Administration.

“Sanctioned Country” has the meaning set forth in Error! Reference source not found..

“Sanctioned Persons” has the meaning set forth in Error! Reference source not found..

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the European Union or Her Majesty’s Treasury of the United Kingdom.

“Sarbanes-Oxley Act” has the meaning set forth in Section 3.04(a).

“SEC” has the meaning set forth in Section 3.03(c).

“Securities Act” has the meaning set forth in Section 3.04(a).

“Statement of Objection” has the meaning set forth in Section 2.09(c).

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other business entity of which a majority of the shares of voting securities is at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

“Superior Proposal” means a bona fide written Takeover Proposal (except that, for purposes of this definition, each reference in the definition of “Takeover Proposal” to “15%” shall be “50%”) that the Company Board determines in good faith, after consultation with outside counsel and its Company Financial Advisor, (i) is more favorable from a financial point of view to the holders of Company Common Stock than the transactions contemplated by this Agreement, taking into account all factors that the Company Board deems relevant and (ii) is reasonably likely to be completed on the terms proposed, taking into account all legal, financial, regulatory and other aspects of such proposal.

“Superior Proposal Notice Period” has the meaning set forth in Section 6.04(d).

“Surviving Corporation” has the meaning set forth in Section 1.01.

“Takeover Proposal” means an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any Person or group (other than Parent and its Subsidiaries, including Merger Sub), relating to any transaction or series of related transactions (other than the transactions contemplated by this Agreement), involving any: (a) direct or indirect acquisition of assets of the Company or its Subsidiaries (including any voting equity interests of Subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 15% or more of the fair market value of the Company’s and its Subsidiaries’ consolidated assets or to which 15% or more of the Company’s and its Subsidiaries’ net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 15% or more of the voting equity interests of the Company or any of its Subsidiaries whose business constitutes 15% or more of the consolidated net revenues, net income, or assets of the Company and its Subsidiaries, taken as a whole; (c) tender offer or exchange offer that if consummated would result in any Person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 15% or more of the voting power of the Company; (d) merger, consolidation, other business combination, or similar transaction involving the Company or any of its Subsidiaries, pursuant to which such Person or group (as defined in Section 13(d) of the Exchange Act) would own 15% or more of the consolidated net revenues, net income, or assets of the Company, and its Subsidiaries, taken as a whole; (e) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of the Company or one or more of its Subsidiaries which, individually or in the aggregate, generate or constitute 15% or more of the consolidated net revenues, net income, or assets of the Company and its Subsidiaries, taken as a whole; or (f) any combination of the foregoing.

“Target Cash” means $1,000,000.

“Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Returns” means any return, declaration, report, claim for refund, information return or statement, or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Termination Fee” means $3,290,000.

“Treasury Regulations” means the Treasury regulations promulgated under the Code.

“Top Licensee” has the meaning set forth in Section 3.19.

“Voting Debt” has the meaning set forth in Section 3.02(c).

“Warrants” has the meaning set forth in Section 2.08.

“Working Capital Adjustment Amount” means the amount of each of the following as of the Closing Date: (i) all prepaid royalties or other prepaid accounts receivable, (ii) all accounts payable to the extent (a) over thirty (30) days past due, (b) related to incurred but unpaid costs in connection with being a publicly listed company (including amounts due to financial printers, accountants, transfer agents, investor relations firms, proxy solicitation firms, and research firms) or (c) related to the restructuring plan as described in the Company SEC Documents.  The Working Capital Adjustment Amount shall be calculated in accordance with the principles and methods set forth in Schedule 2.09(g).

Section 9.02Interpretation; Construction.

(a)The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Exhibit, Article, or Schedule, such reference shall be to a Section of, Exhibit to, Article of, or Schedule of this Agreement unless otherwise indicated. Unless the context otherwise requires, references herein: (i) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; (ii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder and (iii) to the “ordinary course of business” with respect to a Person means the ordinary and usual course of normal day-to-day operations of such Person, consistent with past practices. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” and the word “or” is not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.” A reference in this Agreement to $ or dollars is to U.S. dollars. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter. Any reference in this Agreement to a document or information being “made available” or “provided” to Parent or Merger Sub means such document was made available to such person at least one (1) Business Day prior to the date hereof.

(b)The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 9.03Survival. Between the parties hereto (and not, for the avoidance of doubt, for purposes of the R&W Policy), none of the representations and warranties contained in this Agreement or in any instrument delivered under this Agreement will survive the Effective Time. This Section 9.03 does not limit any covenant or agreement of the parties contained in this Agreement which, by its terms, contemplates performance after the Effective Time. The Confidentiality Agreement will survive termination of this Agreement in accordance with its terms.

Section 9.04Governing Law. This Agreement, and all Legal Actions (whether based on contract, tort, or statute) arising out of, relating to, or in connection with this Agreement or the actions of any of the parties hereto in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware; provided that each of the parties hereto agrees that (i) any Legal Actions (whether based on contract, tort or statute) against any of the Debt Source Parties arising out of, relating to or in connection with this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of New York and (ii) except as specifically set forth in the Debt Commitment Letter (including (a) the interpretation of the definition of Company Material Adverse Effect (and whether or not a Company Material Adverse Effect has occurred), (b) the determination of the accuracy of any Specified Acquisition Agreement Representations (as defined in the Debt Commitment Letter) and whether as a result of any inaccuracy thereof Parent has the right to terminate its obligations hereunder pursuant to Section 8.03(b) or decline to consummate the Closing as a result thereof pursuant to Section 7.02(a) and (c) the determination of whether the Closing has been consummated in accordance with the terms hereof, which shall, in each case, be governed by, and construed and interpreted in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware), all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Debt Financing Sources in any way relating to this Agreement, the Debt Commitment Letter, the Definitive Debt Financing Agreements, the Debt Financing or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

Section 9.05Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that any Legal Action with respect to this Agreement and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or thereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in any state court located in the Court of Chancery of the State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Legal Action, any federal court of the United States located in the State of Delaware; provided that, notwithstanding the foregoing, each of the parties hereto irrevocably agrees that any Legal Action against any Debt Source Party arising out of, relating to or in connection with this Agreement, the Debt Financing, the Debt Commitment Letter or any Debt Financing Definitive Agreement brought by any party hereto or its successors or assigns shall be brought and determined exclusively in the state courts of the State of New York, Borough of Manhattan, or in the federal court of the United States of America located in Southern District of New York. Each of the parties hereto agrees that mailing of process or other papers in connection with any such Legal Action in the manner provided in Section 9.07 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such Legal Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Legal Action relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the transactions contemplated hereby or thereby in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Legal Action with respect to this Agreement, the Debt Financing, the Debt Commitment Letter or the Definitive Debt Financing Agreements and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the Debt Financing, the Debt Commitment Letter or the Definitive Debt Financing Agreements and the rights and obligations arising hereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 9.05; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action, or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Agreement, the Debt Financing, the Debt Commitment Letter or the Definitive Debt Financing Agreements or the subject matter hereof or thereunder, may not be enforced in or by such courts.

Section 9.06Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT, THE DEBT FINANCING, THE DEBT COMMITMENT LETTER OR THE DEFINITIVE DEBT FINANCING AGREEMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DEBT FINANCING, THE DEBT COMMITMENT LETTER OR THE DEFINITIVE DEBT FINANCING AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR BY THE DEBT FINANCING, THE DEBT COMMITMENT LETTER OR THE DEFINITIVE DEBT FINANCING AGREEMENTS (INCLUDING AGAINST ANY DEBT SOURCE PARTY). EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.06.

Section 9.07Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of actual receipt or (a) when delivered by hand (providing proof of delivery) if given in person or by courier or a courier service; (b) one (1) Business Day following the day sent by overnight courier (with written confirmation of receipt); or (c) on the date sent by email (with written confirmation of receipt), in each case at the following addresses and emails (or to such other Persons or at such other address for a party as shall be specified in a written notice given in accordance with this Section 9.07):

If to Parent or Merger Sub, to:	c/o Gainline Capital Partners LP 700 Canal Street, 5th Floor Stamford, CT 06902 Attention: Allan Weinstein Email: allan@gainlinecapital.com
with a copy (which will not constitute notice to Parent or Merger Sub) to:	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Gregory B. Astrachan Jonathan S. Kubek Email: gastrachan@willkie.com; jkubek@willkie.com
If to the Company, to:	Apex Global Brands Inc. 5990 Sepulveda Blvd., Suite 600 Attention: Henry Stupp, Chief Executive Officer Email: henrys@apex-gb.com

with a copy (which will not constitute notice to the Company) to:	Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. 3580 Carmel Mountain Road, Suite 300, San Diego, CA 92130 Attention: Scott M. Stanton Email: smstanton@mintz.com
If to the Credit Parties, to:	Eugene Robin, Credit Party Representative Cove Street Capital 2101 East El Segundo, Blvd., Suite 302 Email: erobin@covestreetcapital.com

Section 9.08Entire Agreement. This Agreement (including the Exhibits to this Agreement), the Company Disclosure Letter and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the Confidentiality Agreement, and the Company Disclosure Letter (other than an exception expressly set forth as such in the Company Disclosure Letter), the statements in the body of this Agreement will control.

Section 9.09No Third-Party Beneficiaries. Except as provided in Section 6.08 and Error! Reference source not found. hereof (which shall be to the benefit of the Persons referred to in such section), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.  Notwithstanding the foregoing, the Debt Source Parties are express third party beneficiaries of this Error! Reference source not found., Error! Reference source not found., Error! Reference source not found., Section 8.06, Section 8.07, Section 8.08, Section 9.04, Section 9.05 Section 9.06, Section 9.11, Section 9.13 and  Section 9.14 (in each case, together with any related definitions and other provisions of this Agreement to the extent a modification or termination would serve to modify the substance or provisions or such sections) and shall be entitled to enforce such provisions directly.

Section 9.10Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 9.11Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither Parent or Merger Sub, on the one hand, nor the Company on the other hand, may assign its rights or obligations hereunder without the prior written consent of the other party (Parent in the case of Parent and Merger Sub) except that Parent and Merger Sub may assign, each in its sole discretion, all of the rights, interests and obligations of Parent under this Agreement to (i) any wholly owned Subsidiary of Parent or (ii) pursuant to a collateral assignment of all of its rights hereunder to any of its Debt Financing Sources, but, in each case, no such assignment shall relieve Parent or Merger Sub of its obligations under this Agreement. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.12Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

Section 9.13Specific Performance.

(a)The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that prior to a valid termination of this Agreement, subject to this Error! Reference source not found., the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or the Court of Chancery of the State of Delaware, in addition to any other remedy to which they are entitled at Law or in equity. For the avoidance of doubt, notwithstanding anything else in this Agreement, in no event shall specific performance of Parent’s or Merger Sub’s obligation to consummate the Merger survive if this Agreement is terminated in accordance with its terms.

(b)Each party further agrees that: (i) no such party will oppose the granting of an injunction or specific performance as provided herein on the basis that the other party has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity; (ii) no such party will oppose the specific performance of the terms and provisions of this Agreement; and (iii) no other party or any other Person shall be required to obtain, furnish, or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.13, and each party irrevocably waives any right it may have to require the obtaining, furnishing, or posting of any such bond or similar instrument.

(c)Notwithstanding anything in this Agreement to the contrary, the parties hereby acknowledge and agree that the Company shall not be entitled to specific performance to cause Parent to effect the Closing, unless at or following the Condition Satisfaction, (i) the Debt Financing has been funded in accordance with the terms thereof or the Debt Financing shall be funded at the Closing and (ii) the Company has irrevocably confirmed to Parent in writing that (I) the Condition Satisfaction has occurred and (II) the Company stands ready, willing and able to proceed with the Closing if specific performance is granted and the Debt Financing is funded.  For the avoidance of doubt, this Section 9.13(c) shall not limit the Company’s rights to seek and obtain specific performance that the Company shall be entitled to enforce in connection with Parent and Merger Sub’s obligations set forth in this Agreement other than their obligations to effect the Closing.

(d)Notwithstanding the foregoing, the parties hereby acknowledge and agree that in no event shall the Company or any of its Related Parties or Affiliates nor the Credit Party Representative, any Credit Party of any of their respective Related Parties or Affiliates be entitled to seek (or force, or seek the remedy of specific performance to make, Parent, Merger Sub or any of their respective Related Parties or Affiliates to seek) the remedy of specific performance of this Agreement, the Debt Commitment Letter, the Definitive Debt Financing Agreements, the Debt Financing or any other financing, in each case, against any Debt Financing Source.

Section 9.14No Recourse to Debt Source Parties. Neither the Debt Financing Sources nor any of their respective former, current and future Affiliates and their and their Affiliates’ respective former, current and future equityholders, partners, members, Affiliates, directors, officers, employees, representatives or agents and their respective successors and assigns, together with the heirs, executors, successors and assigns of any of the foregoing (collectively, together with the Debt Financing Sources, the “Debt Source Parties”) will have any liability to the Company, the Credit Parties or any of their Affiliates or their Related Parties under this Agreement, the Debt Financing, the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the transactions contemplated hereunder or thereunder, or in respect of any oral or written representation made or alleged to have been made in connection herewith or therewith, whether at law or equity, in contract or in tort or otherwise, and none of the Company, the Credit Parties or their respective Related Parties will have any rights or claims against any of the Debt Source Parties under this Agreement, the Debt Financing, the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the transactions contemplated hereunder or thereunder, or in respect of any oral or written representation made or alleged to have been made in connection herewith or therewith, whether at law or equity in contract or in tort or otherwise.  Neither the Company nor the Credit Party Representative shall seek to, and shall not permit any of their respective Related Parties or any Credit Party to seek to, recover any money damages (including consequential, special, indirect or punitive damages, or damages on account of a willful and material breach) or obtain any equitable relief from or with respect to any Debt Source Party.

Section 9.15Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement will have received counterparts signed by all of the other parties.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

APEX GLOBAL BRANDS INC.
By_____________________ Name: Title:
CREDIT PARTY REPRESENTATIVE
By_____________________ Name: Eugene Robin Title: Credit Party Representative

Galaxy Universal LLC
By_____________________ Name: Title:
Galaxy Apex Merger Sub, Inc.
By_____________________ Name: Title:

ANNEX B
OPINION OF HOULIHAN LOKEY

[LETTERHEAD OF HOULIHAN LOKEY CAPITAL, INC.]

February 16, 2021

Apex Global Brands Inc.

5990 Sepulveda Blvd.

Suite 600

Sherman Oaks, CA 91411

Attn: Board of Directors

Dear Members of the Board of Directors:

We understand that Apex Global Brands Inc. (the “Company”) intends to enter into an Agreement and Plan of Merger (the “Agreement”) by and among the Company, Galaxy Universal LLC (“Parent”), Galaxy Apex Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), and Eugene Robin, solely with respect to the relevant provisions thereof and in his capacity as representative, agent and attorney-in-fact (the “Credit Party Representative”), pursuant to which, among other things (i) Merger Sub will merge with the Company (the “Merger”), (ii) each outstanding share of common stock, par value $0.02 per share (“Common Stock”), of the Company will be converted into the right to receive $2.00 per share in cash (the “Consideration”), and (iii) the Company will become a wholly owned subsidiary of Parent.

The Board of Directors (the “Board”) of the Company has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Board as to whether, as of the date hereof, the Consideration to be received by the holders of Common Stock in the Merger pursuant to the Agreement is fair, from a financial point of view, to such holders.

The Company has advised us that as described in part in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2020 (the “Quarterly Report”) and based on discussions with Company management: (i) the condensed consolidated financial statements accompanying the Quarterly Report were prepared on the going concern basis of accounting, (ii) the Company’s operating results for the twelve months ended November 2, 2019 and twelve months ended February 1, 2020 resulted in violations of covenants under the Company’s senior secured credit facility, which were events of default thereunder, (iii) the valuation report prepared by the Company’s senior secured lender during the first quarter of fiscal 2021 indicated that the Company’s borrowing base was less than the outstanding term loan balance, (iv) beginning in the first quarter of fiscal 2021, the Company’s business has been materially adversely affected by the effects of the global pandemic of COVID-19 and the related protective public health measures, (v) the prevalence of shelter in place and similar orders in the regions where products bearing the Company’s brands are sold, together with the closure of many retail stores of the Company’s licensees, have resulted in significant declines in the Company’s royalties, which will likely continue for some period of time, (vi) the Company’s senior lender agreed to forbear from enforcing its rights under the senior secured credit facility with respect to various defaults through February 5, 2021, which period (the “Forbearance Period”) has expired, (vii) the senior secured credit facility matured on February 5, 2021 (the “Maturity Date”), and the Company is now in default thereunder, (viii) the Company is seeking to negotiate an extension of the Forbearance Period and Maturity Date and a waiver of all associated defaults, (ix) the Company was required during the Forbearance Period to evaluate strategic alternatives designed to provide liquidity to repay the term loans under the senior secured credit facility, (x) any extension by the senior lender of the Forbearance Period and the Maturity Date, and any waiver of default, will likely be conditioned on the Company’s execution of the Agreement and performance of its obligations thereunder, (xi) ongoing compliance failures under the senior secured credit facility have subjected the Company to significant risks, including the right of its senior lender to terminate its obligations under the senior secured credit facility, declare all or any portion of the borrowed amounts outstanding to be accelerated and due and payable, and/or exercise any other right or remedies it may have under applicable law, including foreclosing on the Company’s and/or its subsidiaries’ assets that serve as collateral for the borrowed amounts, (xii) if any of these rights were to be exercised, the Company’s financial condition and ability to continue operations would be materially jeopardized, (xiii) if the Company is unable to meet obligations to lenders and other creditors, the Company may have to significantly curtail or even cease operations, and (xiv) there is substantial doubt about the Company’s ability to continue as a going concern.  In addition, for purposes of our analyses and this Opinion, the Company has advised us and at your direction we have relied upon and assumed that (i) the Company is continuing to experience significant financial and operational liquidity issues, (ii) other than the Merger, the Company has not identified or otherwise accessed, and does not expect to be able to identify or otherwise access, prior to the date on which the Company’s senior lender exercises the rights available to it in connection with the Company’s current default under the senior secured credit facility, any sources of equity or debt financing for the future operations of the Company, and (iii) the Company does not expect it will be able to to amend, extend or refinance the Company’s senior secured credit facility prior to the date on which the Company’s senior lender exercises the rights available to it in connection with the Company’s current default under the senior secured credit facility , which in turn could result in a material adverse effect on the Company or a voluntary or involuntary bankruptcy, restructuring or liquidation of the Company, in which the Company may receive less than the value at which its assets are carried on the Company’s financial statements and holders of Common Stock would likely receive little or no value.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances.  Among other things, we have:

1.	reviewed a draft, dated February 13, 2021, of the Agreement;

2.	reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant;

3.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company, including financial projections (and adjustments thereto) prepared by the management of the Company relating to the Company (the “Projections”);

4.

spoken with certain members of the management of the Company and certain of its representatives and advisors regarding the business, operations, financial condition and prospects of the Company, the Merger and related matters;

5.	compared the financial and operating performance of the Company with that of other companies with publicly traded equity securities that we deemed to be relevant;

6.	reviewed the current and historical market prices for the Common Stock; and

7.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of the Company has advised us, and we have assumed, that the Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company.  At your direction, we have assumed that the Projections provide a reasonable basis on which to evaluate the Company and the Merger and we have, at your direction, used and relied upon the Projections for purposes of our analyses and this Opinion.  We express no view or opinion with respect to the Projections or the assumptions on which they are based. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger will be satisfied without waiver thereof, and (d) the Merger will be consummated in a timely manner in accordance with the terms described in the Agreement and such other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (i) the Merger will be consummated in a manner that complies in all respects with all applicable federal, state and local statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Merger or the Company that would be material to our analyses or this Opinion.  In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any respect from the draft of the Agreement identified above.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, nor were we provided with any such appraisal or evaluation.  We did not estimate, and express no opinion regarding, the liquidation value of any entity or business.  We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.  As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Merger, and this Opinion does not purport to address potential developments in any such markets. Furthermore, as you are aware, there is significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on our analyses and this Opinion. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof.  We are not expressing any view or opinion as to the price or range of prices at which the Common Stock may be purchased or sold, or otherwise be transferable, at any time.

This Opinion is furnished for the use of the Board (in its capacity as such) in connection with its evaluation of the Merger and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Board, the Company, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise.

In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Parent or any other party that may be involved in the Merger and their respective affiliates or security holders or any currency or commodity that may be involved in the Merger.

Houlihan Lokey and/or certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to the Company, for which Houlihan Lokey and such affiliates have received compensation. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, Parent, other participants in the Transaction, or certain of their respective affiliates or security holders, including, without limitation, Gainline Capital, or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Gainline Capital (collectively, with Gainline Capital, the “Gainline Group”), in the future, for which Houlihan Lokey and such affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by Gainline Capital, other participants in the Transaction or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with members of the Gainline Group, other participants in the Transaction or certain of their respective affiliates or security holders, and may do so in the future.  Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, Parent, members of the Gainline Group, other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Houlihan Lokey has also acted as financial advisor to the Board in connection with, and has participated in certain of the negotiations leading to, the Merger and will receive a transaction fee for such services, which is contingent upon the successful completion of the Merger.  In addition, we will receive a fee for rendering this Opinion, a portion of which is creditable against the transaction fee and none of which is contingent upon the successful completion of the Merger.  The Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

This Opinion only addresses the fairness, from a financial point of view, to the holders of Common Stock of the Consideration to be received by such holders in the Merger pursuant to the Agreement and does not address any other aspect or implication of the Merger, any related transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including without limitation arrangements regarding repayment of creditors of the Company or any adjustments thereto pursuant to the Agreement or otherwise.  We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, the Company, its security holders or any other party to proceed with or effect the Merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Merger or otherwise (other than the Consideration to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of the

Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (v) the fairness of any portion or aspect of the Merger to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, Parent, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Merger, (vii) the solvency, creditworthiness or fair value of the Company, Parent or any other participant in the Merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Consideration or otherwise.  Furthermore, we are not expressing any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice.  It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, with your consent we have relied on the assessments by the Board, the Company and their respective advisors, as to all legal, regulatory, environmental, accounting, insurance, tax and other similar matters with respect to the Company, the Merger or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Consideration to be received by the holders of Common Stock in the Merger pursuant to the Agreement is fair to such holders from a financial point of view.

Very truly yours,

/s/ Houlihan Lokey Capital, Inc.

HOULIHAN LOKEY CAPITAL, INC.

ANNEX C
SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262. Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

The undersigned hereby appoints Henry Stupp and Steven Brink, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Apex Global Brands Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1 AND 2. MAIL OR • Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. 866-586-3106 OR Go To www.proxypush.com/APEX • Cast your vote online. • View Meeting Documents. • Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions. INTERNET TELEPHONE VOTE BY: Special Meeting of Apex Global Brands Inc. to be held on March [TBD], 2021 for Holders as of February 22, 2021 This proxy is being solicited on behalf of the Board of Directors Please separate carefully at the perforation and return just this portion in the envelope provided. Date: March [TBD], 2021 Time: 10:00 a.m. (Pacific Time) Place: Special Meeting to be held via teleconference - please dial USA: +1(877)366-0711 CAN: +1(866)627-1651 Intl: +1(302)709-8446 participant code: 28078322# to join the meeting. Special Meeting of Apex Global Brands Inc. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Authorized Signatures - This section must be completed for your Instructions to be executed. Call 1: To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of February 16, 2021, as it may be amended from time to time (the “merger agreement”), by and among the Company, Galaxy Universal LLC, a Delaware limited liability company (“Parent”), Galaxy Apex Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Eugene Robin, solely in his capacity as a credit party representative; For For Against Abstain Directors Recommend Please make your marks like this: Use dark black pencil or pen only Board of Directors Recommends a Vote FOR proposals 1 and 2 For For 3. To consider and vote on a proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the merger agreement. PROXY TABULATOR FOR Apex Global Brands Inc. P.O. Box 8016 Cary, NC 27512-9903 To attend the meeting and vote your shares in person via telephone, please mark this box PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION 2. To consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation that may be paid to the Company’s named executive officers in connection with the merger;

Proxy — Apex Global Brands Inc. Special Meeting of Stockholders March [TBD], 2021, 10:00 a.m. (Pacific Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Henry Stupp and Steven Brink and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Apex Global Brands Inc., a Delaware corporation (the “Company”), the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held via teleconference - please dial USA: +1(877)366-0711 CAN: +1(866)627-1651 Intl: +1(302)709-8446 participant code: 28078322# to join the meeting, on March [TBD], 2021 at 10:00 a.m. (Pacific Time) and all adjournments thereof. The purpose of the Special Meeting is to take action on the following: 1. To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of February 16, 2021, as it may be amended from time to time (the “merger agreement”), by and among the Company, Galaxy Universal LLC, a Delaware limited liability company (“Parent”), Galaxy Apex Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Eugene Robin, solely in his capacity as a credit party representative; 2. To consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation that may be paid to the Company’s named executive officers in connection with the merger; 3. To consider and vote on a proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the merger agreement. The Board of Directors of the Company recommends a vote “FOR” each proposal. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Special Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card. Please separate carefully at the perforation and return just this portion in the envelope provided.